   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 27, 2000.

                                            Registration Nos. 2-61491; 811-02818
--------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549
                                 ___________________
                                      FORM N-1A
                            REGISTRATION STATEMENT UNDER THE                 / /
                                SECURITIES ACT OF 1933

                            POST-EFFECTIVE AMENDMENT NO.  36                 /X/
                                        AND/OR
                              REGISTRATION STATEMENT UNDER                   / /
                          THE INVESTMENT COMPANY ACT OF 1940
                                   AMENDMENT NO.  32                         /X/
                           [Check appropriate box or boxes]


                               ________________________
                               SM&R BALANCED FUND, INC.
                  [Exact Name of Registrant as Specified in Charter]

           2450 SOUTH SHORE BOULEVARD, SUITE 400, LEAGUE CITY, TEXAS  77573
                [Address of Principal Executive Offices]   [Zip Code]


         Registrant's Telephone Number, Including Area Code:  (281) 334-2469

         NAME AND ADDRESS OF                           WITH COPY TO:
          AGENT FOR SERVICE:
                                                      JERRY L.  ADAMS
          TERESA E. AXELSON                      GREER, HERZ & ADAMS, L.L.P.
      2450 SOUTH SHORE BOULEVARD                      ONE MOODY PLAZA
              SUITE 400                            GALVESTON, TEXAS 77550
       LEAGUE CITY, TEXAS 77573

                                 ___________________

It is proposed that this filing will become effective (check appropriate box):
     / /  immediately upon filing pursuant to paragraph (b) of Rule 485
     /X/  on May 1, 2000 pursuant to paragraph (b) of Rule 485
     / /  60 days after filing pursuant to paragraph (a)(1) of Rule 485
     / /  on (date) pursuant to paragraph (a)(1) of Rule 485
     / /  75 days after filing pursuant to paragraph (a) of Rule 485
     / /  on (date) pursuant to paragraph (a)(2) of Rule 485

          If appropriate, check the following box:
     / / this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment

Title of Securities Being Registered ....Common Stock, par value $.01 per share.

      [LOGO]

                               SM&R EQUITY FUNDS

                   INVESTMENT STRATEGIES FOR A CHANGING WORLD

     CLASS A, CLASS B, CLASS C
           SM&R GROWTH FUND, INC.
           SM&R EQUITY INCOME FUND, INC.
           SM&R BALANCED FUND, INC.

     Prospectus, May 1, 2000

       The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
       An investment in the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                (All classes may not be available in all states)

                               TABLE OF CONTENTS
   --------------------------------------------------------------------------

FUND SUMMARIES.............................         1
SM&R Growth Fund, Inc......................         1
SM&R Equity Income Fund, Inc...............         2
SM&R Balanced Fund, Inc....................         3
ADDITIONAL EXPLANATION OF RISK FACTORS.....         4
PERFORMANCE................................         5
Bar Charts and Performance Tables..........         5
EXPENSES OF THE FUNDS......................         7
Fees and Expenses of the Funds.............         7
CHOOSING A SHARE CLASS THAT BEST SUITS
YOU........................................         9
SALES CHARGE REDUCTION AND WAIVERS.........        10
Class A Sales Charges......................        10
Class B Sales Charges......................        10
Class C Sales Charges......................        10
Reducing Your Class A Sales Charge.........        10
Class B Waivers of Contingent Deferred
Sales Charges..............................        12
Distribution and Shareholder
Service (12b-1) Fee........................        12
INVESTMENT OBJECTIVES, POLICIES AND RISKS..        13
SM&R Growth Fund, Inc......................        13
SM&R Equity Income Fund, Inc...............        14
SM&R Balanced Fund, Inc....................        15
OTHER RISK FACTORS.........................        17
THE FUNDS AND THEIR MANAGEMENT.............        19
Investment Adviser.........................        19
Portfolio Management.......................        20
FINANCIAL HIGHLIGHTS.......................        22
SM&R Growth Fund...........................        23
SM&R Equity Income Fund....................        24
SM&R Balanced Fund.........................        25
SHAREHOLDER'S GUIDE TO INVESTING WITH
SM&R'S MUTUAL FUNDS........................        26
APPENDIX...................................       A-1

 WHY READING THIS PROSPECTUS IS IMPORTANT TO YOU
 This prospectus explains the investment objectives, risks and strategies of each of the SM&R Equity Funds. Reading the prospectus will help you to decide which SM&R Equity Fund, if any, is the right investment for you. We suggest that you keep this prospectus for future reference.

 FUND SUMMARY                                             SM&R GROWTH FUND, INC.
--------------------------------------------------------------------------------

 FUND FACTS
 YOU MAY FIND
 HELPFUL

 Classes of Shares
 Offered in this
 Prospectus:
 Class A-Fund #121
 Class B-Fund #221
 Class C-Fund #321

 Investment Adviser:
 Securities
 Management and
 Research, Inc.

 Portfolio Managers:
                                Gordon D. Dixon
                               Andre J. Hodlewsky

 Portfolio Turnover:
                                 16.13% Class A
                                 16.13% Class B
                                 16.13% Class C

 Dividend Payment
 Schedule:
                                 Semi-Annually

INVESTMENT OBJECTIVE

The Growth Fund seeks to achieve capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Growth Fund normally invests at least 85% of its total assets in common stock. In selecting stocks, Securities Management and Research, Inc. ("SM&R"), the Growth Fund's investment advisor:
  - chooses stocks of financially sound companies that have a proven ability to make and sustain a profit over time
  - places an emphasis on companies with growth potential.

The Growth Fund generally purchases a higher proportion of stocks (relative to their market weight) from those sectors of the market with higher growth prospects, referred to as "overweighting." Examples of sectors with higher growth prospects currently include technology, healthcare, and consumer staples. On the other hand, the portfolio generally purchases a smaller proportion of stocks (relative to their market weight) from sectors of the market with below average growth characteristics (for example, utilities and basic materials), referred to as "underweighting."

PRINCIPAL RISK FACTORS

The Growth Fund is subject to the risks common to all mutual funds that invest in equity securities, and you could lose money investing in this fund. The principal risks of investing in the Growth Fund are as follows:
  - the market value of the fund's securities could decline (market risk).
  - SM&R's investment decisions (such as sector overweighting and underweighting and individual stock selection) could fail to achieve the desired results (investment style or management risk).
  - growth stocks can have relatively wide price swings as a result of the high valuations they carry (growth stock risk).
  - interest rates could increase which can cause the value of a debt security to decline (interest rate risk).
  - issuers of debt obligations could default or be unable to pay amounts due (credit risk).

WHO MAY WANT TO INVEST IN THE FUND

This fund may be appropriate if you:
  - have long-term investment goals (ten years or more)
  - are willing to accept higher short-term risk
  - want to diversify your portfolio

WHO MAY NOT WANT TO INVEST IN THE FUND

This fund may NOT be appropriate:
  - if you are investing with a shorter time horizon (less than ten years)
  - if you are uncomfortable with an investment that will go up and down in value
  - as your complete portfolio

 FUND SUMMARY                                      SM&R EQUITY INCOME FUND, INC.
--------------------------------------------------------------------------------

 FUND FACTS
 YOU MAY FIND
 HELPFUL

 Classes of Shares
 Offered in this
 Prospectus:
 Class A-Fund #122
 Class B-Fund #222
 Class C-Fund #322

 Investment Adviser:
 Securities
 Management and
 Research, Inc.

 Portfolio Managers:
                                Gordon D. Dixon
                                Andrew R. Duncan

 Portfolio Turnover:
                                 9.81% Class A
                                 9.81% Class B
                                 9.81% Class C

 Dividend Payment
 Schedule:
                                   Quarterly

INVESTMENT OBJECTIVE

The Equity Income Fund seeks current income with a secondary objective of long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Securities Management and Research, Inc. ("SM&R"), the fund's investment advisor, normally invests at least 75% of the Equity Income Fund's assets in common stocks. This fund may also invest in preferred stocks and investment grade debt securities (such as publicly traded corporate bonds, debentures, notes, commercial paper, repurchase agreements, and certificates of deposit). In selecting common and preferred stocks, the fund focuses on companies with consistent and increasing dividend payment histories and future earnings potential sufficient to continue such dividend payments. This fund's goal is to maintain a portfolio dividend yield (before fees and expenses) at least 50% greater than that of the S&P 500 Index.

The Equity Income Fund generally purchases a higher proportion of stocks (relative to their market weight) from those sectors of the market with greater dividend prospects, referred to as "overweighting." Examples of sectors with greater dividend prospects currently include financial companies like banks, insurance companies, and real estate investment trusts. On the other hand, the fund generally purchases a smaller proportion of stocks (relative to their market weight) from sectors of the market with below average dividend yields (such as technology and consumer staples), referred to as "underweighting."

PRINCIPAL RISK FACTORS

The Equity Income Fund is subject to the risks common to all mutual funds that invest in equity securities and you could lose money investing in this fund. The principal risks of investing in the Equity Income Fund are as follows:
  - the market value of the fund's securities could decline (market risk).
  - SM&R's investment decisions (such as sector overweighting and underweighting and individual stock selection) could fail to achieve the desired results (investment style or management risk).
  - growth stocks can have relatively wide price swings as a result of the high valuations they carry (growth stock risk).
  - interest rates could increase which can cause the value of debt securities to decline (interest rate risk).
  - issuers of debt obligations could default or be unable to pay amounts due (credit risk).

WHO MAY WANT TO INVEST IN THE FUND

This fund may be appropriate if you:
  - have medium-term investment goals (five years or more)
  - are comfortable with moderate to aggressive risk
  - are looking for a fund with both growth and income components
  - are seeking to participate in the equity market
  - are willing to accept higher short-term risk

WHO MAY NOT WANT TO INVEST IN THE FUND

This fund may NOT be appropriate if you:
  - are investing with a shorter-time horizon (less than five years)
  - are investing for maximum return

  - require a high degree of stability of your principal

 FUND SUMMARY                                           SM&R BALANCED FUND, INC.
--------------------------------------------------------------------------------

 FUND FACTS
 YOU MAY FIND
 HELPFUL

 Classes of Shares
 Offered in this
 Prospectus:
 Class A-Fund #123
 Class B-Fund #223
 Class C-Fund #323

 Investment Adviser:
 Securities
 Management and
 Research, Inc.

 Portfolio Managers:
                                Gordon D. Dixon
                                Andrew R. Duncan

 Portfolio Turnover:
                                 18.01% Class A
                                 18.01% Class B
                                 18.01% Class C

 Dividend Payment
 Schedule:
                                   Quarterly

INVESTMENT OBJECTIVE

The Balanced Fund seeks to conserve principal, produce current income, and achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Securities Management and Research, Inc. ("SM&R"), the Balanced Fund's investment advisor, uses a "balanced" approach by investing part of the assets in common stocks and the remainder in a combination of U.S. Government bonds, investment-grade corporate bonds, collateralized mortgage obligations, mortgage-backed securities, convertible bonds, cash, and money market instruments. The balance of stocks to bonds and money market instruments changes in response to changing economic conditions. This flexibility may help to reduce price volatility.
SM&R will generally select stocks on certain growth and value considerations. A growth stock would include a company whose price/earnings ratio is attractive relative to the underlying earnings growth rate. An example of a value stock would be one where the stock price appears undervalued in relation to earnings, projected cash flow, or asset value per share.
The stocks in this fund are diversified and are selected based upon two models. One model is based on profitability measurements and the other model is based on the corporation's return on invested cash. The bonds, meanwhile, may serve as a stabilizing force during times of eroding stock market value, as well as provide a fixed income payment stream. The fund invests at least 25% of assets in fixed income securities, all of which are rated BBB or better (investment grade).
The fixed income portion of the fund will generally invest in medium and long-term securities. The average maturity for the fixed income portion generally is expected to be in the six to fifteen year range (some securities may have a longer or shorter duration). The average portfolio maturity may be shorter when management anticipates that interest rates will increase, and longer when management anticipates interest rates will decrease.

PRINCIPAL RISK FACTORS

The Balanced Fund is subject to the risks common to all mutual funds that invest in equity securities and you could lose money investing in this fund. The principal risks of investing in the Balance Fund are as follows:
  - the market value of the fund's securities could decline (market risk).
  - SM&R's investment decisions (such as determining the ratio of stock to bonds and individual stock selection) could fail to achieve the desired results (investment style or management risk).
  - growth stocks can have relatively wide price swings as a result of the high valuations they carry (growth stock risk).
  - interest rates could increase which can cause the value of debt securities to decline (interest rate risk).
  - issuers of debt obligations could default or be unable to pay amounts due (credit risk).
  - the fund could be unable to find a buyer for its securities (liquidity risk).
  - the income you receive from the portfolio is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the portfolio may drop as well (income risk).
  - Interest rates could fall enough to prompt an unexpected number of people to refinance (or prepay) their mortgages before their maturity (call risk).

WHO MAY WANT TO INVEST IN THE FUND

This fund may be appropriate if you:
  - are seeking conservation of the purchasing power of your capital, but also want to participate in equity investments
  - are looking for a more conservative alternative to a growth-oriented portfolio
  - want a well-diversified and relatively stable investment allocation
  - need a core investment

WHO MAY NOT WANT TO INVEST IN THE FUND
This fund may NOT be appropriate if you:
  - are investing for a maximum return over a long time horizon

  - require a high degree of stability of your principal

                     ADDITIONAL EXPLANATION OF RISK FACTORS
   --------------------------------------------------------------------------

                            COMMON RISK FACTORS FOR
                           ALL OF SM&R'S MUTUAL FUNDS

Please remember that mutual fund shares are:
- Not guaranteed to achieve their investment goal
- Not insured, endorsed or guaranteed by the FDIC, a bank or any government agency
- Subject to investment risks, including possible loss of your original investment

Like most investments, your investment in an SM&R Mutual Fund could fluctuate in value over time and could result in a loss of money.
--------------------------------------------------------
                 RISK FACTORS SPECIFIC TO THE SM&R EQUITY FUNDS

  IMPORTANT
  The following factors may affect the value of your investment in one or more of the SM&R Equity Funds.

  As indicated above, each of the three funds is subject to the following types of risks to varying degrees.
  CREDIT RISK.
  The risk that the issuer of a security, or a party to a contract, will default or otherwise not honor a financial obligation. THIS RISK APPLIES TO ALL OF THE FUNDS, BUT MAY HAVE A GREATER IMPACT ON THE BALANCED AND EQUITY INCOME FUNDS.
  INTEREST RATE RISK.
  The risk of declines in market value of an income-bearing investment due to changes in prevailing interest rates. With fixed-rate securities, a rise in interest rates typically causes a decline in market values, while a fall in interest rates typically causes an increase in market values. THIS RISK APPLIES TO ALL OF THE FUNDS, BUT MAY HAVE A GREATER IMPACT ON THE BALANCED AND EQUITY INCOME FUNDS.
  LIQUIDITY RISK.
  The risk that certain securities or other investments may be difficult or impossible to sell at the time the fund would like to sell them or at the price the fund values them. The fund may have to sell at a lower price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance. THIS RISK APPLIES ONLY TO THE BALANCED FUND.
  INVESTMENT STYLE OR MANAGEMENT RISK.
  The risk that a strategy used by a fund's management may fail to produce the intended result because:
  - management fails to properly implement the selected investment strategy; or
  - the securities that fit the fund's investment style do worse than securities that fit other investment styles. THIS RISK IS COMMON TO ALL MUTUAL FUNDS AND APPLIES TO ALL OF THE FUNDS.
  MARKET RISK.
  The risk that the market value of a security may move down, sometimes rapidly and unpredictably. The fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. THIS RISK IS COMMON TO ALL STOCKS AND BONDS AND THE MUTUAL FUNDS THAT INVEST IN THEM AND APPLIES TO ALL OF THE FUNDS.

--------------------------------------------
  CALL RISK.
  Call risk is the risk that an unexpected fall in prevailing interest rates will shorten the life of an outstanding obligation by increasing the actual or expected number of prepayments, thereby reducing the obligation's value. CALL RISK APPLIES TO THE BALANCED FUND.

                                  PERFORMANCE
   --------------------------------------------------------------------------

PERFORMANCE
The bar charts and average annual total return tables shown below provide some indication of the risks of investing in the funds and the difference in returns by:
- showing performance for each year since inception and
- showing how average annual returns compare to those of a broad measure of market performance.

                      PAST PERFORMANCE IS NOT NECESSARILY
                         AN INDICATION OF HOW THE FUNDS
                          WILL PERFORM IN THE FUTURE.

These bar charts include the effects of Fund expenses, but not sales charges and account fees. The returns shown would be lower if such sales charges were included.

GROWTH FUND
TOTAL RETURN FROM CLASS A SHARES (%)
For Period 1/1/99-12/31/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1999  23.45%

                                QUARTER ENDED            TOTAL RETURN
Best Quarter:                     Dec. 31, 1999              18.25%
Worst Quarter:                   Sept. 30, 1999              (5.56)%

The next table lists the Growth Fund's average annual total return by class since inception (1/1/99), including sales charges. This table is intended to provide you with some indication of the risks of investing in the Fund. At the bottom of the table you can compare this performance with the S&P 500-Registered Trademark- and Lipper Growth Fund Index. The
S&P 500-Registered Trademark- is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Standard & Poor's, S&P, and S&P 500-Registered Trademark- are registered trademarks of Standard & Poor's Corporation. The Lipper Growth Fund Index is a widely recognized, equally weighted performance index (adjusted for capital gains distributions and income dividends) of the 30 largest open-end funds which invest in companies whose long term earnings are expected to grow significantly faster than the earnings of the stock represented in the major unmanaged stock indices. Comparative data for this index will no longer be available from Lipper effective December, 2000. A new comparative index will be selected at that time.

AVERAGE ANNUAL TOTAL RETURNS
(for the period ended 12/31/99)

                                                   SINCE INCEPTION
Class A                                                17.27%
Class B                                                15.93%
Class C                                                23.83%
S&P 500-Registered Trademark-                          21.03%
Lipper Growth Fund Index                               50.93%

                                  PERFORMANCE
   --------------------------------------------------------------------------

EQUITY INCOME FUND
TOTAL RETURN FOR CLASS A SHARES (%)
(for period 1/1/99-12/31/99)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1999  -3.01%

                                  QUARTER ENDED          TOTAL RETURN
Best Quarter:                     June 30, 1999               9.03%
Worst Quarter:                   Sept. 30, 1999              (8.98)%

The next table lists the Equity Income Fund's average annual total return by class since inception (1/1/99), including sales charges. This table is intended to provide you with some indication of the risks of investing in the Fund. At the bottom of the table you can compare this performance with the S&P 500-Registered Trademark- and the Lipper Equity Income Fund Index. The
S&P 500-Registered Trademark- is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Standard & Poor's, S&P, and S&P 500-Registered Trademark- are registered trademarks of Standard & Poor's Corporation. The Lipper Equity Income Fund Index is a widely recognized, equally weighted performance index (adjusted for capital gains distributions and income dividends) of the 10 largest open-end funds which seek relatively high current income and growth of income through investing 60% or more of their portfolio in equities.

AVERAGE ANNUAL TOTAL RETURNS
(for the period ended 12/31/99)

                                                   SINCE INCEPTION
Class A                                                (7.84)%
Class B                                                (9.60)%
Class C                                                (5.25)%
S&P 500-Registered Trademark-                          21.03%
Lipper Equity Income Fund Index                         4.20%

BALANCED FUND
TOTAL RETURN FOR CLASS A SHARES (%)
(for period 1/1/99-12/31/99)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1999  10.13%

                               QUARTER ENDED            TOTAL RETURN
Best Quarter:                    Dec. 31, 1999              10.01%
Worst Quarter:                  Sept. 30, 1999              (2.76)%

The next table lists the Balanced Fund's average annual total return by class since inception (1/1/99), including sales charges. This table is intended to provide you with some indication of the risks of investing in the Fund. At the bottom of the table you can compare this performance with the Lehman Brothers Intermediate Government/Corporate Index and the Lipper Balanced Fund Index. The Lehman Brothers Intermediate Government/Corporate Index is an unmanaged index generally representative of the performance of the bond market as a whole. The Lipper Balanced Fund Index is a widely recognized, equally weighted performance index (adjusted for capital gains distributions and income dividends) of the 30 largest open-end funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds. The stock/bond ratio typically ranges around 60%/40%.

AVERAGE ANNUAL TOTAL RETURNS
(for the period ended 12/31/99)

                                                   SINCE INCEPTION
Class A                                                 4.64%
Class B                                                 5.97%
Class C                                                 7.39%
Lehman Brothers Intermediate
Government/Corporate Index                              0.38%
Lipper Balanced Fund Index                              8.96%

                             EXPENSES OF THE FUNDS
   --------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of the funds.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                               GROWTH, EQUITY INCOME,
                                                  AND BALANCED FUND
                                            CLASS A    CLASS B    CLASS C
Maximum Sales Charge (Total)                                        2.00%
Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price)           5.00%(1)   None       1.00%
Maximum Deferred Sales Charge (as a
percentage of the lesser of the offering
price or redemption value)(2)                     (3)    5.00%(4)   1.00%(5)
Maximum Sales Charge Imposed on
Reinvested Dividends and other
Distributions (as a percentage of
offering price)                               None       None       None
Redemption Fees                                 (2)        (2)        (2)
Exchange Fees                                 None       None       None
Other Expenses                                  (9)        (9)        (9)

ANNUAL FUND OPERATING EXPENSES(6)
(expenses that are deducted from fund assets)

                                                     GROWTH FUND
                                            CLASS A    CLASS B    CLASS C
Management Fees                              0.53%      0.53%      0.53%
Distribution and/or Service (12b-1) Fees     0.25%      0.75%      1.00%
Other Expenses(7)                            0.73%      0.73%      0.73%
Total Annual Fund Operating Expenses(8)      1.51%      2.01%      2.26%
                                             ----       ----       ----
Net Expenses                                 1.51%      2.01%      2.26%

                                                  EQUITY INCOME FUND
                                            CLASS A    CLASS B    CLASS C
Management Fees                              0.73%      0.73%      0.73%
Distribution and/or Service (12b-1) Fees     0.25%      0.75%      1.00%
Other Expenses(7)                            0.53%      0.53%      0.53%
Total Annual Fund Operating Expenses(8)      1.51%      2.01%      2.26%
                                             ----       ----       ----
Net Expenses                                 1.51%      2.01%      2.26%

                                                    BALANCED FUND
                                            CLASS A    CLASS B    CLASS C
Management Fees                              0.74%      0.74%      0.74%
Distribution and/or Service (12b-1) Fees     0.25%      0.75%      1.00%
Other Expenses(7)                            0.52%      0.52%      0.52%
Total Annual Fund Operating Expenses(8)      1.51%      2.01%      2.26%
                                             ----       ----       ----
Net Expenses                                 1.51%      2.01%      2.26%

FOOTNOTES TO FEES AND EXPENSES

         (1)            You pay a sales charge of 5.00% on initial investments in
                        Class A shares of less than $50,000. You pay a reduced
                        sales charge at certain breakpoints, as follows: 4.50% on
                        initial investments of at least $50,000 but less than
                        $100,000; 3.50% on initial investments of at least $100,000 but less than $250,000; 2.50% on initial investments of at least $250,000 but less than $500,000; 1.50% on initial
                        investments of at least $500,000 but less than $1 million;
                        and zero on initial investments of $1 million or more.
         (2)            You pay an $10.00 transaction fee for each expedited wire
                        redemption.
         (3)            Purchases of $1 million or more of Class A shares may be
                        made without an initial sales charge. Redemptions of such
                        shares within the first thirteen months after purchase,
                        however, will be subject to a contingent deferred sales
                        charge of 1.00%.
         (4)            The maximum 5.00% contingent deferred sales charge on
                        Class B shares applies to redemptions during the first year after purchase. The charge declines to 4.00% during the
                        second year, 3.00% during the third year, 2.00% during the fourth year, 1.00% during the fifth year, and zero during
                        the sixth year and thereafter.
         (5)            A contingent deferred sales charge of 1.00% only applies to redemptions of Class C shares during the first thirteen
                        months after purchase.
         (6)            The "Management Fee" and "Other Expenses" shown for the
                        funds are for the year ended December 31, 1999.
         (7)            "Other Expenses" include the 0.25% Administrative Service
                        Fee.
         (8)            The Fee Table does NOT reflect any fees waived or expenses assumed either contractually or voluntarily by the funds'
                        manager, Securities Management and Research, Inc. ("SM&R").
                        Pursuant to the Administrative Service Agreement, SM&R will pay (or reimburse) each fund for regular operating expenses in excess of 1.25% per year of such fund's average daily net assets. Regular operating expenses include the advisory fee and administrative fee, but do not include the 12b-1 fee or class-specific expenses.
         (9)            You pay a $7.50 per account annual custodian fee for the tax deferred accounts.

                             EXPENSES OF THE FUNDS
   --------------------------------------------------------------------------

EXPENSES
The tables below show the total expenses you would pay on a $10,000 investment over one, three-, five-, and ten-year periods. These examples are intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds and are for illustration only. These examples also assume that your investment has a 5% return each year, that you reinvest all of your dividends and that the funds' operating expenses remain the same. YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER THAN SHOWN.

EXAMPLES OF FUND EXPENSES:
GROWTH FUND

                                                                                    ASSUMING NO
                                             ASSUMING REDEMPTION                     REDEMPTION
                                               AT END OF PERIOD                   AT END OF PERIOD
                                     CLASS A       CLASS B       CLASS C       CLASS B       CLASS C
1 Year                                $  646        $  704        $  427        $  204        $  327
3 years                                  953           930           799           630           799
5 years                                1,283         1,183         1,298         1,083         1,298
10 years                               2,211         2,209         2,669         2,209         2,669

EQUITY INCOME FUND

                                                                                    ASSUMING NO
                                             ASSUMING REDEMPTION                     REDEMPTION
                                               AT END OF PERIOD                   AT END OF PERIOD
                                     CLASS A       CLASS B       CLASS C       CLASS B       CLASS C
1 Year                                $  646        $  704        $  427        $  204        $  327
3 years                                  953           930           799           630           799
5 years                                1,283         1,183         1,298         1,083         1,298
10 years                               2,211         2,209         2,669         2,209         2,669

BALANCED FUND

                                                                                    ASSUMING NO
                                             ASSUMING REDEMPTION                     REDEMPTION
                                               AT END OF PERIOD                   AT END OF PERIOD
                                     CLASS A       CLASS B       CLASS C       CLASS B       CLASS C
1 Year                                $  646        $  704        $  427        $  204        $  327
3 years                                  953           930           799           630           799
5 years                                1,283         1,183         1,298         1,083         1,298
10 years                               2,211         2,209         2,669         2,209         2,669

                   CHOOSING A SHARE CLASS THAT BEST SUITS YOU
   --------------------------------------------------------------------------

The SM&R Growth Fund, Inc., SM&R Equity Income Fund, Inc., and the SM&R Balanced Fund, Inc., ("we", or "SM&R Equity Funds" or the "Fund" or "Funds") offer three classes of shares in this Prospectus. Such classes are called Class A, Class B, and Class C each with its own cost structure. Each class allows you to choose the class that best suits your circumstances and preferences. Your representative can help you decide.

The Funds offer other classes through other prospectuses. The other classes can only be bought by specified types of investors or through certain distribution channels. FOR MORE INFORMATION ON THE OTHER CLASSES OF SHARES OR TO REQUEST A PROSPECTUS FOR ANOTHER CLASS, CALL INVESTOR SERVICES AT (800) 231-4639.

You may select from among the following three classes of shares:

CLASS A                        CLASS B                 CLASS C
(FRONT-END LOAD)           (BACK-END LOAD)           (LEVEL LOAD)
-Front-end sales        -No front-end sales     -Lower front-end sales
 charges, as described   charge; all your        charge than Class A
 below. There are        money goes to work      shares, as described
 several ways to         for you right away.     below.
 reduce these charges,
 also described below.
-Lower annual expenses  -Higher annual          -Higher annual
 than Class B or         expenses than           expenses than
 Class C shares.         Class A shares.         Class A and Class B
                                                 shares.
-A deferred sales       -A deferred sales       -A deferred sales
 charge on shares you    charge on shares you    charge on shares you
 sell within thirteen    sell within three       sell within thirteen
 months of purchase as   years of purchase, as   months of purchase,
 described below.        described below.        as described below.
-12b-1 fee of 0.25% of  -12b-1 fee of 0.75% of  -12b-1 fee of 1.00% of
 average net assets.     average net assets.     average net assets.
                        -Automatic conversion   -Does not convert to
                         to Class A shares       Class A shares.
                         after eight years,
                         thus reducing future
                         annual expenses.
                        -Purchase amounts
                         limited to amounts
                         less than $500,000.
-Generally more         -Generally appropriate  -Generally more
 appropriate for long-   for investors who may   appropriate for
 term investors.         be averse to an up-     short- term
                         front sales charge      investors.
                         and are willing to
                         pay a back-end sales
                         charge and a higher
                         12b-1 fee for the
                         first eight years.

(All classes may not be available in all states)

FOR EXPENSES OF CLASS A, B, AND C SHARES, SEE THE FEES AND EXPENSES OF THE FUNDS EARLIER IN THIS PROSPECTUS.

                      SALES CHARGE REDUCTIONS AND WAIVERS
   --------------------------------------------------------------------------

CLASS A SALES CHARGES

If you select Class A shares you pay a "front-end" sales charge of up to 5%. The sales charge is a percentage of the offering price, as shown in the following table:

                             SALES CHARGE          SALES CHARGE
                              AS A % OF              AS A % OF
AMOUNT OF INVESTMENT        OFFERING PRICE      NET AMOUNT INVESTED
Less than $50,000               5.00%                   5.3%
$50,000 but less than
$100,000                         4.5%                   4.7%
$100,000 but less than
$250,000                         3.5%                   3.6%
$250,000 but less than
$500,000                         2.5%                   2.6%
$500,000 but less than
$1,000,000                       1.5%                   1.5%
$1,000,000 and over        See below                    None

INVESTMENTS OF $1 MILLION OR MORE.
If you invest $1 million or more in Class A shares, you do not pay any "front-end" sales charge. However, you will pay a contingent deferred sales charge (CDSC) of 1.00% of the offering price if you redeem shares purchased without a "front-end" sales charge, within 13 months after you bought them. The CDSC will be calculated in the same manner as for Class B shares, as described below.

CLASS B SALES CHARGES

Class B shares are sold at net asset value, without any initial sales charge. However, there is a CDSC on shares you sell within five years of buying them. The CDSC shown in the following table is a percentage of the offering price:

                                               CONTINGENT DEFERRED
                                                   SALES CHARGE
                                                    (AS A % OF
                                                THE LESSER OF THE
                                                OFFERING PRICE OR
YEARS SINCE PURCHASE                             REDEMPTION FEE)
Year 1                                                5.00%
Year 2                                                4.00%
Year 3                                                3.00%
Year 4                                                2.00%
Year 5                                                1.00%
Year 6+                                                None

COMPUTING CDSC
If the net asset value of shares being redeemed has increased since you bought them, we do not impose a CDSC on the increase in net asset value. We do not impose a CDSC on shares bought with reinvested dividends or capital gain distributions.

We will minimize any applicable CDSC by assuming that an investor --
     (i) first redeems Class B shares bought through reinvested dividends and capital gains distributions, and
    (ii) next redeems Class B shares held the longest.

If the value of shares being redeemed has increased since you bought them, we do not impose any CDSC on such increase in value. We do not impose any CDSC on shares you buy with reinvested dividends or capital gain distributions. We will minimize any applicable CDSC by assuming that an investor (i) first redeems Class B shares bought through reinvested dividends and capital gains distributions, and (ii) next redeems Class B shares held the longest.

CLASS C SALES CHARGES

Class C shares are sold at the net asset value plus a "front-end" sales charge of 1.00% of the offering price. A contingent deferred sales charge of 1.00% also applies on redemptions of Class C shares during the first thirteen months after purchase.

REDUCING YOUR CLASS A SALES CHARGE

YOU CAN REDUCE YOUR SALES CHARGE ON PURCHASES OF CLASS A OF THE FUNDS, THROUGH ONE OR MORE OF THE FOLLOWING PROGRAMS. YOU HAVE THE SOLE RESPONSIBILITY OF NOTIFYING SM&R THAT YOU INTEND TO QUALIFY UNDER ONE OF THESE CATEGORIES.

DISCOUNTS THROUGH CONCURRENT PURCHASES.
To qualify for a reduced sales charge on Class A shares, you may combine concurrent purchases of Class A shares of funds managed by Securities Management and Research, Inc. ("SM&R") on which you paid a front-end sales charge. Investors that are eligible to combine concurrent purchases to qualify for a reduced sales charge include:
(1) Any individual;
(2) Any individual, his or her spouse, and trusts or custodial accounts for their minor children;

                      SALES CHARGE REDUCTIONS AND WAIVERS
   --------------------------------------------------------------------------

(3) A trustee or fiduciary of a single trust estate or single fiduciary account;
(4) Tax-exempt organizations specified in Sections 501(c)(3) or (13) of the Internal Revenue Code, or employees' trusts, pension, profit-sharing, or other employee benefit plans qualified under Section 401 of the Internal Revenue Code; and
(5) Employees (or employers on behalf of employees) under any employee benefit plan not qualified under Section 401 of the Internal Revenue Code.

  Purchases in connection with employee benefit plans not qualified under
  Section 401 of the Internal Revenue Code will qualify for the above quantity discounts only if the fund will realize economies of scale in sales effort and sales related expenses as a result of the employer's or the plan's bearing the expense of any payroll deduction plan, making the fund's prospectus available to individual investors or employees, forwarding investments by such employees to the funds, and the like.

DISCOUNTS THROUGH A RIGHT OF ACCUMULATION.
If you already own Class A or Class T shares of a fund managed by SM&R, on which you paid a front-end sales charge, you may be able to receive a discount when you buy additional shares. The current net asset value of the shares you already own may be "accumulated"--i.e., combined together with the dollar amount being invested--to achieve quantities eligible for discount.

LETTER OF INTENT.
You may qualify for a reduced sales charge on purchases of Class A shares of funds managed by SM&R by completing the Letter of Intent section of the account application. Under a Letter of Intent, an investor expresses an intention to purchase, within 13 months of the initial investment, a specified amount of Class A shares of funds managed by SM&R which, if made concurrently, would qualify for a reduced sales charge. Upon execution of the Letter of Intent, the investor must make a minimum initial investment equal to ten percent (10%) of the amount necessary to qualify for the applicable reduced sales charge. To assure that the full applicable sales charge will be paid if the intended purchase is not completed, five percent (5%) of the total intended purchase amount will be held in escrow in shares registered in the investor's name. Shares held in escrow under a Letter of Intent are not eligible for the exchange privilege until the Letter of Intent is completed or canceled. A Letter of Intent does not represent a binding obligation on the part of the investor to purchase or the funds to sell the full amount of shares specified.

ELIGIBLE NET ASSET VALUE PURCHASERS
If you qualify under one of the categories below, you may purchase Class A shares without a "front-end" sales charge (at net asset value) to:
    (a) persons purchasing shares for a federal or state sponsored post-secondary education funding program;
    (b) persons who have received a distribution from a pension, profit-sharing, or other benefit plan, to the extent such distribution represents the proceeds of a redemption of shares of any fund managed by SM&R (other than the Money Market and Primary Funds);
    (c) policyholders of American National subsidiaries that have entered into a net asset value agreement with SM&R;
    (d) members of any non-profit business, trade, professional, charitable, civic or similar associations and clubs with an active membership of at least 100 persons;
    (e) registered representatives and employees of dealers who have entered into mutual fund sales or distribution agreements with SM&R and members of the immediate family (including spouse, children, parents and parents of spouse) provided that purchases at net asset value are permitted by the policies of the dealer; and
    (f) any other persons that have been determined by the Board of Directors (or by the distributor based on guidelines established by the Board) to have acquired shares under circumstances not involving any sales expense to the Funds.

        The Funds may terminate or change the terms of any waiver of sales charges at any time.

                      SALES CHARGE REDUCTIONS AND WAIVERS
   --------------------------------------------------------------------------

CLASS B WAIVERS OF CONTINGENT DEFERRED SALES CHARGES

The CDSC will be waived on the following redemptions of Class B shares:
(1) 12% FREE AMOUNT. We waive the CDSC on redemptions pursuant to a systematic withdrawal plan of up to 12% of account value per year. We apply this 12% waiver on a per fund basis to the account value determined at the time you elect a systematic withdrawal plan. (Remember that the CDSC does not apply to appreciation and reinvested dividends. Redemptions from appreciation and reinvested dividends, which occur first, do not count toward the 12% free amount.)
(2) DEATH OR DISABILITY. We waive the CDSC on redemptions of Class B shares following the shareholder's death or disability, so long as:
    (a) the disablity began after the shares were purchased;
    (b) SM&R is notified of such death or disability at the time of the redemption request and receives satisfactory evidence of such death or disability;
    (c) the redemptions are made within one year following death or initial determination of disability; and
    (d) the shares were held at the time of death or initial determination of disability.

        For purposes of this waiver, the death or disability must meet the definition in Section 72(m)(7) of the Internal Revenue Code (the "Code"). If the shares are held in a joint account, then all registered joint owners must be dead or disabled.
(3) MINIMUM REQUIRED DISTRIBUTIONS. We waive the CDSC on redemptions of Class B shares in connection with certain distributions from four types of qualified retirement plans: IRAs, custodial accounts maintained pursuant to Code
    Section 403(b), deferred compensation plans qualifed under Code 457 and plans qualified under Code Section 401. To qualify for the waiver, the redemptions must result from one of the following:
    (a) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older to the extent it does not exceed 12% annually of the participant's or beneficiary's account value;
    (b) tax-free rollovers or transfers of assets to another IRA,
        Section 403(b) plan, Section 457 plan or Section 401 plan invested in Class B shares of one or more funds managed by SM&R;
    (c) tax-free returns of excess contributions or returns of excess deferral amounts; and
    (d) distributions upon the death or disability (as defined in the Code) of the participant or beneficiary.
(4) SMALL ACCOUNTS. We waive the CDSC on redemptions by the funds of small accounts (accounts with a value less than $500).
(5) SM&R INVESTMENTS. We waive the CDSC on redemptions of shares owned by SM&R or any of its affiliates.

DISTRIBUTION AND SHAREHOLDER SERVICE (12B-1) FEE

Classes A, B, and C pay SM&R, the Funds principal underwriter, a distribution and/or shareholder servicing (12b-1) fee. BECAUSE DISTRIBUTION AND/OR SHAREHOLDER SERVICING (12b-1) FEES ARE PAID OUT OF FUND ASSETS ON AN ONGOING BASIS, THE FEES MAY, OVER TIME, INCREASE THE COST OF AN INVESTMENT IN A FUND AND COST INVESTORS MORE THAN OTHER TYPES OF SALES LOADS.

These fees are computed as an annual percentage of the average daily net assets of each class of shares of a fund, as follows:

                               DISTRIBUTION   SERVICE    TOTAL 12B-1
CLASS                              FEE          FEE          FEE
Class A Shares
(FRONT-END LOAD)                  0.25%        -0-          0.25%
Class B Shares
(BACK-END LOAD (CDSC))            0.50%        0.25%        0.75%
Class C Shares
(LEVEL LOAD)                      0.75%        0.25%        1.00%

The distribution fee is for services that are primarily intended to result in or are primarily attributable to the distribution of the Class A, B, and C shares. The service fee is for providing ongoing servicing to shareholders of the Class B and C shares. These fees compensate SM&R, or enable SM&R to compensate other persons (including distributors of the shares), for providing such services.

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS
   --------------------------------------------------------------------------

Each Fund pursues its own investment objective through various investment policies and techniques. ONLY THE PRINCIPAL INVESTMENT STRATEGIES OF EACH FUND AND THE PRINCIPAL TYPES OF SECURITIES EACH FUND PLANS TO PURCHASE ARE DESCRIBED BELOW. More investment information is in the Statement of Additional Information. These policies and techniques are not fundamental and may be changed by the Board of Directors without shareholder approval.

Changes in a Fund's holdings, a Fund's performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

  - SM&R HAS CONSIDERABLE LEEWAY IN CHOOSING INVESTMENT STRATEGIES AND SELECTING SECURITIES IT BELIEVES WILL HELP THE FUNDS ACHIEVE THEIR OBJECTIVES.

Because of the market risks inherent in any investment, the Funds may not achieve their investment objectives. In addition, effective management of each Fund is subject to general economic conditions and to the ability and investment techniques of management. The net asset value of each Fund's shares will vary and the redemption value of shares may be either higher or lower than the shareholder's cost. Since each Fund has a different investment objective, each will have different investment results and incur different market, financial, and other risks.

During unfavorable market conditions, each Fund may, but is not required to, make temporary investments that are not consistent with a Fund's investment objectives and principal strategies. Such defensive measures may include increasing cash, investing more assets in bonds or money market instruments, and where permitted by the individual Fund discussions that follow, investing in derivatives or other instruments. If a Fund takes such defensive measures, it may not achieve its investment objectives.

A Fund may trade actively and frequently to achieve its investment objective. A high turnover rate may increase transaction costs, affecting the Fund's performance over time. A high turnover rate may also result in higher capital gains distributions, increasing your tax liability.

SM&R GROWTH FUND, INC.
The Growth Fund considers its portfolio investments and the composition of its total portfolio from the viewpoint of potential capital appreciation. The Growth Fund adjusts this composition from time to time in light of current conditions. Under normal conditions, the Growth Fund invests at least 85% of its total assets in common stocks.

The Growth Fund invests in the stocks of financially sound companies that have a proven ability to make and sustain a profit over time. Management places an emphasis on companies with growth potential. The Growth Fund does not employ exotic investment strategies, such as using options and futures.

We identify candidate stock investments based on (1) low equity valuation (price) and (2) improving earnings. Then, we evaluate each candidate stock on a fundamental basis by examining past financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole. We utilize this combination of disciplines and human judgement to drive our stock selection process. We believe in evaluating each company's prospects as opposed to relying on broad forecasts of industry prospects. We do not attempt to time economic, market, style or capitalization cycles. Diversification, or weighting of individual economic sectors, is also dictated by a combination of disciplines and human judgement to varying degrees. We believe in never having less than half or more than double the market weighting in any one sector. The Growth Fund limits cash to 15% of its assets unless circumstances dictate otherwise.

Because of the Growth Fund's goal of seeking long-term capital growth, certain sectors of the market will have greater weight in the Growth Fund's portfolio while other sectors of the market will have lower representation. For example, the Growth Fund generally overweights the technology sector, which represents approximately 15% to 20% of the Standard & Poor's 500 Index, in the portfolio relative to its market weight. This overweighting reflects the higher growth prospects of technology companies relative to the average company in the market. At varying times, we may also overweight other sectors of the market providing above average growth prospects, like healthcare and consumer staples.

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS
   --------------------------------------------------------------------------

  Conversely, the Growth Fund generally underrepresents certain sectors of the market in its portfolio that tend to have below average growth characteristics, like utilities, basic materials, and communications services. As a result of such strategic overweighting and underweighting, the Growth Fund's performance may differ substantially from broad market indexes like the S&P 500 and tend to incur more price volatility than these indexes.

  The Growth Fund may invest in convertible preferred stocks rated at least "B" by Standard and Poor's Corporation ("S&P") or at least "b" by Moody's Investors Service, Inc. ("Moody's") preferred stock ratings, and convertible debentures and notes rated at least "B" by S&P and Moody's corporate bond ratings. Investments in convertible securities having these ratings may involve greater risks than convertible securities having higher ratings.

  The proportion of assets invested in any particular type of security can be expected to vary, depending on SM&R's appraisal of market and economic conditions. Common stocks and convertible securities purchased will be of companies that SM&R believes will provide an opportunity for capital appreciation. On a temporary basis, the Growth Fund may invest in commercial paper which at the date of such investment, is rated in one of the two top categories by one or more of the nationally recognized statistical rating organizations, in certificates of deposit in domestic banks and savings institutions having at least $1 billion of total assets, and in repurchase agreements.

SM&R EQUITY INCOME FUND, INC.
  The Equity Income Fund considers its portfolio investments and the composition of its total portfolio not only from the viewpoint of present and potential yield, but also from the viewpoint of potential capital appreciation. We adjust this composition of portfolio investments from time to time to best accomplish the Equity Income Fund's investment objectives under current conditions. In pursuit of its objectives, the Equity Income Fund will invest in common stocks, preferred stocks, and marketable debt securities selected in accordance with its investment objectives. Common and preferred stocks purchased will generally be of companies with consistent and increasing dividend payment histories that SM&R believes will have further earnings potential sufficient to continue such dividend payments. Debt securities include publicly traded corporate bonds, debentures, notes, commercial paper, repurchase agreements, and certificates of deposit in domestic banks and savings institutions having at least $1 billion of total assets. The proportion of assets invested in any particular type of security can be expected to vary, depending on SM&R's appraisal of market and economic conditions. Under normal conditions, the Equity Income Fund will invest at least 75% of its assets in equity securities rather than debt securities.

  We view common stocks, as well as investments in preferred stocks and bonds convertible into common stock, from their potential for capital appreciation in addition to their current and potential income yield. Our goal is to maintain a portfolio dividend yield (before fees and expenses) at least 50% greater than that of the S&P 500 Index.

  We identify candidate stock investments based on (1) low equity valuation (price) and (2) improving earnings. Then, we evaluate each candidate stock on a fundamental basis by examining past financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole. We utilize this combination of disciplines and human judgement to drive our stock selection process. We believe in evaluating each company's prospects as opposed to relying on broad forecasts of industry prospects. We do not attempt to time economic, market, style or capitalization cycles. Diversification, or weighting of individual sectors, is also dictated by a combination of disciplines and human judgement to varying degrees. We believe in never having less than half or more than double the market weighting in any one sector. Cash is limited to 15% of the fund unless circumstances dictate otherwise.

  Certain sectors of the market will have greater weight in the Equity Income Fund's portfolio while other sectors of the market will have lower representation. For example, the Equity Income Fund generally overweights the finance sector in its portfolio relative to that sector's market weight. This reflects the greater dividend prospects of financial

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS
   --------------------------------------------------------------------------

  companies like banks, insurance companies, and real estate investment trusts as compared to the average company in the market. At varying times, we may also overweight other sectors of the market that provide above average dividend prospects, like utilities and energy.

  Conversely, the Equity Income Fund generally underrepresents certain sectors of the market tending to have below average dividend yields, like technology, consumer staples, and healthcare. As a result of such strategic overweighting and underweighting, the Equity Income Fund's performance may differ substantially from broad market indexes like the S&P 500.

  Corporate debt obligations purchased by the Equity Income Fund will consist only of obligations rated either Baa or better by Moody's or BBB or better by S&P. Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above.

SM&R BALANCED FUND, INC.
  The Balanced Fund uses a "balanced" approach by investing part of its assets in stocks of well-known companies and the remainder in a combination of high-grade bonds, bonds convertible into the common stock of the issuing corporations, and money market instruments. We change the ratio of stocks to bonds in response to changing economic conditions. This flexibility helps to reduce price volatility.

  The Balanced Fund's goal is relative stability of principal through a balance of stocks, bonds, and cash. The stocks serve to capture the benefits that ownership in corporate America brings. The bonds, meanwhile, can serve as a stabilizing force during times of eroding stock market value, as well as provide a fixed income payment stream into the portfolio.

  We identify candidate stock investments based on (1) low equity valuation (price) and (2) improving earnings. Then we evaluate each candidate stock on a fundamental basis by examining past financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole. We utilize this combination of disciplines and human judgement to drive our stock selection process. We believe in evaluating each company's prospects as opposed to relying on broad forecasts of industry prospects. We do not attempt to time economic, market, style or capitalization cycles. Diversification, or weighting of individual sectors, is also dictated by a combination of disciplines and human judgement to varying degrees. We believe in never having less than half or more than double the market weighting in any one sector. Cash is limited to 15% of the portfolio unless circumstances dictate otherwise.

  The Balanced Fund will only purchase corporate bonds rated either Baa or better by Moody's or BBB or better by S&P. Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above. The Balanced Fund may also invest in repurchase agreements. This balanced investment policy is intended to reduce risk and to obtain results in keeping with the Balanced Fund's objectives.

  The Balanced Fund will invest in fixed-income securities and equity securities as described above. However, the Balanced Fund will sometimes be more heavily invested in equity securities and at other times it will be more heavily invested in fixed-income securities, depending on management's appraisal of market and economic conditions. SM&R believes that a fund that is wholly invested in fixed-income securities carries a large interest rate risk. Interest rate risk is the uncertainty about losses due to changes in the rate of interest on debt instruments. The major interest rate risk for investors, however, is not in the interest rate itself, but in the change in the market price of bonds that results from changes in the prevailing interest rate. Higher

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS
   --------------------------------------------------------------------------

  interest rates would mean lower bond prices and lower net asset value for the Balanced Fund's shareholders assuming no change in its current investment objective and portfolio. Diversifying the Balanced Fund's portfolio with investments such as commercial paper, convertible securities, and common stocks may reduce the decline in value attributable to the increase in interest rate and resulting decrease in the market value of bonds and may reduce the interest rate risk. However, stock prices also fluctuate in response to a number of factors, including changes in general level of interest rates, economic and political developments, and other factors which impact individual companies or specific types of companies. Such market risks cannot be avoided but can be limited through a program of diversification and a careful and consistent evaluation of trends in the capital market and fundamental analysis of individual equity holdings.

  SM&R, through an ongoing program of asset allocation, will determine the appropriate level of equity and debt holdings consistent with SM&R's outlook and evaluation of trends in the economy and the financial markets. The Balanced Fund determines its level of commitment to common stocks and specific common stock investments as a result of this process. For example, within an environment of rising inflation, common stocks historically have preserved their value better than bonds; therefore, inclusion of common stocks could tend to conserve principal better than a portfolio consisting entirely of bonds and other debt obligations. In addition, within an environment of accelerating growth in the economy, common stocks historically have conserved their value better than bonds in part due to a rise in interest rates that occurs coincidentally with accelerating growth and profitability of the companies.

                               OTHER RISK FACTORS
   --------------------------------------------------------------------------

The following discussion relates to all three Funds. The Fund summaries located at the beginning of this prospectus identifies some specific risks applicable to each individual Fund.

GENERAL. There is no assurance that a Fund will achieve its goals. Generally, if the securities owned by a Fund increase in value, the value of the shares of the fund which you own will increase. Similarly, if the securities owned by a Fund decrease in value, the value of your shares will also go down. In this way, you participate in any change in the value of the securities owned by a Fund.

  The risk inherent in investing in any fund is a risk common to any security. That is, the value of a Fund's shares will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the underlying portfolio securities held by that Fund. Each Fund's share value depends on general economic and securities market conditions, the investment decisions of its management, and numerous other factors. All of these factors are inherently uncertain and, in some cases, unforeseeable.

  Any of the Funds could lose money if the stock markets in general go down or if the particular stocks purchased by a Fund go down in value. In addition, the Funds could lose money if prevailing interest rates increase or if the debt securities purchased by a Fund are downgraded or defaulted upon.

STOCK INVESTMENT RISKS. Because each Fund invests a substantial portion of its assets in stocks, the value of each Fund's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile and stock prices can change substantially. This market risk will affect each Fund's net asset value per share, which will fluctuate as the values of each Fund's portfolio securities change. Stock prices do not always change uniformly or at the same time and the various stock markets do not always move in the same direction at the same time. Other factors specific to a particular company also affect that company's stock price (for example, poor earnings, loss of major customers, or major litigation). The Funds cannot always predict the factors that will affect a stock's price. The Funds, however, do attempt to limit market risk by diversifying their investments.

  For the Growth Fund and the Equity Income Fund, the portfolio managers decide to overweight or underweight certain industry sectors and to purchase individual stocks based on their assessment of the future growth or income prospects of an industry sector or particular stock. If certain industries or investments do not perform as a Fund expects (I.E., do not grow in value or produce dividend income as expected), that fund could under perform its peers or lose money.

  The Growth Fund is generally considered more aggressive than the Equity Income and Balanced Funds because it invests for capital appreciation in common stocks, emphasizing "growth" stocks that tend to be more volatile than other investments. Investors in the Growth Fund should expect greater fluctuations in share price, yield, and total return than with less aggressive funds.

DEBT SECURITIES RISKS. Debt securities are subject to changes in their values due to changes in prevailing interest rates. When prevailing interest rates fall, the values of already-issued debt securities generally rise. Accordingly, if interest rates go down after a security is purchased, such security might be valued and/or sold at a price greater than its cost. On the other hand, when prevailing interest rates rise, the values of already-issued debt securities generally fall. Accordingly, if interest rates increase after a security is purchased, such security might be valued and/or sold at a price less than its cost. The magnitude of these fluctuations will generally be greater for longer-term debt securities than shorter-term debt securities.

  The Funds could lose money if any bonds they own are downgraded in credit rating or go into default. In general, lower-rated bonds, such as junk bonds, have higher credit risks. The Growth Fund is the only Fund permitted to invest in junk bonds. Junk bonds have additional risks, including limitations on a fund's ability to re-sell the lower-rated debt securities and less readily available market quotations for such securities. If there are not readily available market quotations for a debt security, its

                               OTHER RISK FACTORS
   --------------------------------------------------------------------------

  value is determined largely by the investment manager's judgment. When and if the debt security is sold, the investment manager may find that its estimation of the debt security's value is substantially different than the actual price at which it can be sold. Moreover, substantial redemptions of Fund shares could require a Fund to sell portfolio securities at a time when a sale might not be favorable.

SMALLER COMPANY RISKS. Smaller companies in which each of the Funds may invest may involve greater risks than large established companies. Such smaller companies may have limited product lines, markets, financial resources, and management depth. Their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. Smaller companies may also be more vulnerable than larger companies to adverse business or market developments. As a result, the prices of smaller companies may fluctuate to a greater degree than the prices of securities of larger companies.

OTHER RISKS. Each investor will be subject to all the risks normally attendant to business operations, changes in general economic conditions, governmental rules and fiscal policies, acts of God, and other factors beyond the control of the Funds' management.

                         THE FUNDS AND THEIR MANAGEMENT
   --------------------------------------------------------------------------

INVESTMENT ADVISER

Each Fund's Board of Directors has delegated to Securities Management and Research, Inc. ("SM&R"), the Fund's investment adviser, the management of the Fund's day-to-day business and affairs. In addition, SM&R invests the Funds' assets, provides administrative services, and serves as transfer agent, custodian, dividend paying agent, and underwriter. While the use of this combined Prospectus subjects each Fund to possible liability as the result of statements or omissions regarding another Fund, the Board of Directors of each Fund considers the benefits to the respective Fund of using a combined Prospectus to outweigh the risk.

SM&R is a wholly-owned subsidiary of American National Insurance Company ("American National"). SM&R was incorporated in 1964 and has managed mutual funds since 1966. SM&R also serves as investment adviser to other clients including banks, employee benefit plans, other investment companies, banks, foundations and endowment funds.

ADVISORY AGREEMENTS
GROWTH FUND. We deduct an investment advisory fee from the value of the shares each day. We calculate this fee for the Growth Fund at the annual rate as follows:

ON THE PORTION OF THE FUND'S                     BASIC ADVISORY
AVERAGE DAILY NET ASSETS                        FEE ANNUAL RATE
Not exceeding $100,000,000                           0.750%
Exceeding $100,000,000 but not exceeding
$200,000,000                                         0.625%
Exceeding $200,000,000 but not exceeding
$300,000,000                                         0.500%
Exceeding $300,000,000                               0.400%

We adjust the basic advisory fee rate by comparing the fund's investment performance during the previous thirty-six (36) months with the investment performance of the Lipper Growth Fund Index (the "Lipper Index") published by Lipper Analytical Services, Inc. over the same period. Specifically, we adjust the basic advisory fee each month by adding to or subtracting from such rate, when appropriate, the applicable performance adjustment amount percentage shown in the table below. The resulting advisory fee rate is then applied to the average daily net asset value of the fund for the succeeding month. The advisory fee for such month will be one-twelfth (1/12th) of the resulting dollar figure.

PERFORMANCE                                            PERFORMANCE
COMPARED TO                                             ADJUSTMENT
LIPPER INDEX                                              AMOUNT
0.10% to 0.99% above                                          +0.02%
1.00% to 1.99% above                                          +0.04%
2.00% to 2.99% above                                          +0.06%
3.00% to 3.99% above                                          +0.08%
4.00% to 4.99% above                                          +0.10%
5.00% to 5.99% above                                          +0.12%
6.00% to 6.99% above                                          +0.14%
7.00% to 7.99% above                                          +0.16%
8.00% to 8.99% above                                          +0.18%
9.00% and above                                               +0.20%
0.10% to 0.99% below                                          -0.02%
1.00% to 1.99% below                                          -0.04%
2.00% to 2.99% below                                          -0.06%
3.00% to 3.99% below                                          -0.08%
4.00% to 4.99% below                                          -0.10%
5.00% to 5.99% below                                          -0.12%
6.00% to 6.99% below                                          -0.14%
7.00% to 7.99% below                                          -0.16%
8.00% to 8.99% below                                          -0.18%
9.00% and below                                               -0.20%

See "INVESTMENT ADVISORY AND OTHER SERVICES" in the Funds' Statement of Additional Information for a more detailed description of the method used in calculating the performance adjustment. See Appendix B for a description of these ratings.

EQUITY INCOME AND BALANCED FUNDS. We deduct an investment advisory fee from the value of the shares each day. We calculate this fee for the Equity Income and Balanced Funds at the annual rate as follows:

ON THE PORTION OF THE FUND'S                     BASIC ADVISORY
AVERAGE DAILY NET ASSETS                        FEE ANNUAL RATE
Not exceeding $100,000,000                           0.750%
Exceeding $100,000,000 but not exceeding
$200,000,000                                         0.625%
Exceeding $200,000,000 but not exceeding
$300,000,000                                         0.500%
Exceeding $300,000,000                               0.400%

SM&R received total advisory fees from the Growth, Equity Income, and Balanced Funds for the fiscal year ended December 31, 1999 of 0.53%, 0.73%, and 0.74%,

                         THE FUNDS AND THEIR MANAGEMENT
   --------------------------------------------------------------------------

respectively, of each fund's average daily net assets. Each fund's advisory fees may be higher than the fees paid by other mutual funds, but each fund believes its fees are comparable to those paid by funds with the same or similar investment objective.

ADMINISTRATIVE SERVICES
Pursuant to an Administrative Service Agreement with each fund, SM&R provides all non-investment related management, executive, administrative, transfer agent, and operational services to the funds. Under these agreements, SM&R receives an administrative service fee from each fund at the annual rate of average daily net asset values as follows:

                                                 ADMINISTRATIVE
ON THE PORTION OF THE FUND'S                      SERVICE FEE
AVERAGE DAILY NET ASSETS                          ANNUAL RATE
Not exceeding $100,000,000                            0.25%
Exceeding $100,000,000 but not exceeding
$200,000,000                                          0.20%
Exceeding $200,000,000 but not exceeding
$300,000,000                                          0.15%
Exceeding $300,000,000                                0.10%

In these agreements, SM&R has agreed to pay (or to reimburse each fund for) each fund's regular operating expenses in excess of 1.25% per year of such fund's average daily net assets. Regular operating expenses include the advisory fee and administrative service fee, if any, paid to SM&R, but do not include 12b-1 fees, class-specific expenses, interest, taxes, commissions, and other expenses incidental to portfolio transactions.

SM&R received total administrative service fees of 0.25% for the Growth Fund; 0.25% for the Equity Income Fund; and 0.25% for the Balanced Fund for the fiscal year ended December 31, 1999 of each Fund's average daily net assets.

PORTFOLIO MANAGEMENT

SM&R's portfolio management team uses a disciplined, team approach in providing investment advisory services to the funds. While the following individual is primarily responsible for the day-to-day portfolio management of the funds, all accounts are reviewed on a regular basis by SM&R's Investment Committee to ensure that they are being invested in accordance with investment policies.

GORDON D. DIXON, DIRECTOR, SENIOR VICE PRESIDENT, CHIEF INVESTMENT OFFICER OF
  SECURITIES MANAGEMENT AND RESEARCH, INC., VICE PRESIDENT, CO-MANAGER.
   Mr. Dixon joined Securities Management and Research, Inc. in 1993. Mr. Dixon serves as Co-Manager of the SM&R Growth Fund, SM&R Equity Income Fund and the SM&R Balanced Fund. He was previously Portfolio Manager of the SM&R Growth Fund, SM&R Equity Income Fund and SM&R Balanced Fund. Mr. Dixon also serves as Vice President of the American National Investment Accounts, Inc., Portfolio Manager for its American National ("A.N.") Government Bond Portfolio and the
  A. N. High Yield Bond Portfolio, Co-Manager of its A. N. Growth Portfolio, A.
  N. Equity Income Portfolio, A. N. Balanced Portfolio and A. N. International Stock Portfolio. He also serves as Portfolio Manager of the SM&R Investments, Inc.--SM&R Government Bond Fund and SM&R Tax Free Fund. He graduated from the University of South Dakota with a B.A. in Finance and Accounting and from Northwestern University in 1972 with an M.B.A in Finance and Accounting.
  Mr. Dixon began his investment career in 1972 as an Administrative and Research Manager with Penmark Investments. In 1979 he began working for American Airlines in the management of the $600 million American Airlines Pension Portfolio, of which approximately $100 million was equities. In 1984 he was employed by C&S/Sovran Bank in Atlanta, Georgia as Director of Equity Strategy where he had responsibility for all research, equity trading and quantitative services groups as well as investment policy input of a portfolio of approximately $7 billion, of which $3.5 billion was equities.

ANDREW R. DUNCAN, SR. SECURITIES ANALYST/ PORTFOLIO MANAGER.  Mr. Duncan joined
  SM&R's staff in 1997 as Sr. Securities Analyst/Portfolio Manager. Mr. Duncan serves as Portfolio Manager of the SM&R Equity Income Fund, SM&R Balanced Fund, the American National Investment Accounts, Inc.--American National ("A.N.") Equity Income Portfolio, A. N. Balanced Portfolio, and the A. N. International Stock Portfolio. He graduated from West Virginia University in 1995 with a BS/BA degree in Finance and from Texas A&M University in 1996 with an MS in Finance.

                         THE FUNDS AND THEIR MANAGEMENT
   --------------------------------------------------------------------------

ANDRE J. HODLEWSKY, SECURITIES ANALYST/PORTFOLIO MANAGER.  Mr. Hodlewsky joined
  SM&R in 1998 as Securities Analyst. Mr. Hodlewsky serves as Portfolio Manager of the SM&R Growth Fund, Inc. and the American National Investment Accounts, Inc.--American National ("A.N.") Growth Portfolio and A. N. Small-Cap/Mid-Cap Portfolio. He graduated from the University of Wisconsin in 1990 with a BA in Graphic Design and Industrial Design and from the University of Wisconsin in 1999 with an MBA in Marketing and Finance. Prior to joining SM&R's staff, he held a position at Rockwell from 1995 to 1997 in their Internet and Multi-Media Design Group and Mandel Company in Milwaukee, Wisconsin, from 1993 to 1995 in the Prepress Technology Division.

                              FINANCIAL HIGHLIGHTS
   --------------------------------------------------------------------------

UNDERSTANDING THE FINANCIAL HIGHLIGHTS
The condensed financial information on the following pages reflect all of the fees and expenses imposed by each of the Funds which contributed to the changes in the share price of each Fund during the period. It also shows the changes in share price for this period in comparison to changes over the last five fiscal years or less, if the fund is not five years old.

On a per-share basis, the table includes as appropriate

    - share price at the beginning of the period
    - investment income and capital gains or losses
    - distributions of income and capital gains paid to shareholders
    - share price at the end of the period

The table also includes some key statistics for the period as appropriate

    - Total Return -- the overall percentage of return of the fund, assuming the reinvestment of all distributions
    - Expense Ratio -- operating expenses as a percentage of average net assets
    - Net Income Ratio -- net investment income as a percentage of average net assets
    - Portfolio Turnover -- the percentage of the fund's buying and selling activity

The Financial Highlights have been audited by the Funds independent auditors, Tait, Weller & Baker. Their Independent Auditor's Report is included in the fund's annual report for the year ended December 31, 1999, which is incorporated by reference into the Statement of Additional Information and is available upon request.

                              FINANCIAL HIGHLIGHTS
   --------------------------------------------------------------------------

GROWTH FUND

The following financial highlights table is intended to help you understand the Growth Fund's financial performance since inception. Certain information reflects financial results for a single share outstanding throughout the period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Growth Fund (assuming reinvestment of all dividends and distributions) since the addition of multiple classes of shares, but do not reflect any sales loads that would be imposed on the purchase or sale of any shares. This information is derived from the financial statements of the Growth Fund, Class A, B, and C Shares, which for the year ended
December 31, 1999 has been audited by Tait, Weller & Baker. The independent auditor's report, along with the Growth Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request.

--------------------------------------------------------------------------------

                                                                CLASS A SHARES       CLASS B SHARES       CLASS C SHARES
                                                             -------------------- -------------------- --------------------
                                                                 PERIOD FROM          PERIOD FROM          PERIOD FROM
                                                               JANUARY 1, 1999      JANUARY 1, 1999      JANUARY 1, 1999
                                                                      TO                   TO                   TO
                                                                 DECEMBER 31,         DECEMBER 31,         DECEMBER 31,
                                                             -------------------- -------------------- --------------------
                                                                     1999                 1999                 1999
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                 $ 5.69               $ 5.69               $ 5.69
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME--NET                                               0.01                 0.00                 0.00
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments               1.30                 1.24                 1.49
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                     1.31                 1.24                 1.49
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM
Investment income--net                                                 --                   --                   --
---------------------------------------------------------------------------------------------------------------------------
Capital gains                                                       (0.27)               (0.27)               (0.27)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                 (0.27)               (0.27)               (0.27)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                       $ 6.73               $ 6.66               $ 6.91
                                                                   ======               ======               ======
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                        23.45%               22.04%               26.44%
---------------------------------------------------------------------------------------------------------------------------
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (000'S OMITTED)                            $3,776               $1,547                 $134
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                              1.51%                2.01%                2.26%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                (0.19)%              (0.69)%              (0.94)%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                             16.13%               16.13%               16.13%
---------------------------------------------------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
   --------------------------------------------------------------------------

EQUITY INCOME FUND

The following financial highlights table is intended to help you understand the Equity Income Fund's financial performance since inception. Certain information reflects financial results for a single Equity Income Fund share outstanding throughout the period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Equity Income Fund (assuming reinvestment of all dividends and distributions) since the addition of multiple classes of shares, but do not reflect any sales loads that would be imposed on the purchase or sale of any shares. This information is derived from the financial statements of the Equity Income Fund, Class A, B and C Shares, which for the year ended December 31, 1999 has been audited by Tait, Weller & Baker. The independent auditor's report, along with the Equity Income Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request.

--------------------------------------------------------------------------------

                                                                CLASS A SHARES       CLASS B SHARES       CLASS C SHARES
                                                             -------------------- -------------------- --------------------
                                                                 PERIOD FROM          PERIOD FROM          PERIOD FROM
                                                               JANUARY 1, 1999      JANUARY 1, 1999      JANUARY 1, 1999
                                                                      TO                   TO                   TO
                                                                 DECEMBER 31,         DECEMBER 31,         DECEMBER 31,
                                                             -------------------- -------------------- --------------------
                                                                     1999                 1999                 1999
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                 $28.02               $28.02               $28.02
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME--NET                                               0.58                 0.47                 0.38
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments              (1.47)               (1.88)               (1.36)
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                    (0.89)               (1.41)               (0.98)
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM
Investment income--net                                              (0.58)               (0.47)               (0.38)
---------------------------------------------------------------------------------------------------------------------------
Capital gains                                                       (1.76)               (1.76)               (1.76)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                 (2.34)               (2.23)               (2.14)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                       $24.79               $24.38               $24.90
                                                                   ======               ======               ======
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                        (3.01)%              (4.86)%              (3.32)%
---------------------------------------------------------------------------------------------------------------------------
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (000'S OMITTED)                            $4,802               $4,343                 $275
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                              1.51%                2.01%                2.26%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                 1.53%                1.03%                0.78%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                              9.81%                9.81%                9.81%
---------------------------------------------------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
   --------------------------------------------------------------------------

BALANCED FUND

The following financial highlights table is intended to help you understand the Balanced Fund's financial performance since inception. Certain information reflects financial results for a single Balanced Fund share outstanding throughout the period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Balanced Fund (assuming reinvestment of all dividends and distributions) since the addition of multiple classes of shares, but do not reflect any sales loads that would be imposed on the purchase or sale of any shares. This information is derived from the financial statements of the Balanced Fund, Class A, B and C Shares, which for the year ended December 31, 1999 has been audited by Tait, Weller & Baker. The independent auditor's report, along with the Balanced Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request.

--------------------------------------------------------------------------------

                                                                CLASS A SHARES       CLASS B SHARES       CLASS C SHARES
                                                             -------------------- -------------------- --------------------
                                                                 PERIOD FROM          PERIOD FROM          PERIOD FROM
                                                               JANUARY 1, 1999      JANUARY 1, 1999      JANUARY 1, 1999
                                                                      TO                   TO                   TO
                                                                 DECEMBER 31,         DECEMBER 31,         DECEMBER 31,
                                                             -------------------- -------------------- --------------------
                                                                     1999                 1999                 1999
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                 $19.63               $19.63               $19.63
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME--NET                                               0.47                 0.40                 0.41
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments               1.47                 1.81                 1.42
---------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                     1.94                 2.21                 1.83
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM
Investment income--net                                              (0.47)               (0.40)               (0.41)
---------------------------------------------------------------------------------------------------------------------------
Capital gains                                                       (0.80)               (0.80)               (0.80)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                 (1.27)               (1.20)               (1.21)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                       $20.30               $20.64               $20.25
                                                                   ======               ======               ======
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                        10.13%               11.52%                9.58%
---------------------------------------------------------------------------------------------------------------------------
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (000'S OMITTED)                            $1,777               $1,119                   $8
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                              1.51%                2.01%                2.26%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                 1.87%                1.36%                1.13%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                             18.01%               18.01%               18.01%
---------------------------------------------------------------------------------------------------------------------------

           SHAREHOLDER'S GUIDE TO INVESTING WITH SM&R'S MUTUAL FUNDS
   --------------------------------------------------------------------------

                  IMPORTANT SHAREHOLDER FACTS AND INFORMATION

THIS SECTION OF THE PROSPECTUS IS PROVIDED TO HELP YOU BECOME FAMILIAR WITH THE TYPES OF ACCOUNTS AND SERVICES AVAILABLE IN THE SM&R EQUITY FUNDS. IT EXPLAINS THE VARIOUS SERVICES AVAILABLE TO YOU AND FEATURES YOU CAN ESTABLISH AS PART OF YOUR ACCOUNT IN THE "FUNDS" AS WELL AS ACCOUNT POLICIES AND FEES THAT MAY APPLY TO YOUR ACCOUNT.

 SM&R'S WEB SITE:  www.smrinvest.com

 BUSINESS HOURS:
      8:00 A.M. TO 4:30 P.M. CENTRAL TIME
      EACH DAY THE NEW YORK STOCK EXCHANGE IS OPEN FOR TRADING ("REGULAR TRADING DAY")

     24-HOUR ACCESS TO ACCOUNT INFORMATION. SEE "VOICE RESPONSE UNIT" UNDER "OTHER SERVICES" IN THIS GUIDE.

 MAILING ADDRESS:
      SECURITIES MANAGEMENT AND RESEARCH, INC.
      P.O. BOX 58969
      HOUSTON, TEXAS 77258-8969

 OVERNIGHT MAILING ADDRESS AND STREET ADDRESS:
      SECURITIES MANAGEMENT AND RESEARCH, INC.
      2450 SOUTH SHORE BOULEVARD, SUITE 400
      LEAGUE CITY, TEXAS 77573

 IMPORTANT PHONE NUMBERS:
      INVESTOR HOTLINE/VOICE RESPONSE:
          1-877-239-2049
      INVESTOR SERVICES DEPARTMENT:
          1-800-231-4639

 FAX NUMBERS:
      TRANSFER AGENCY:
          1-281-538-4983

 WIRING INSTRUCTIONS:
      MOODY NATIONAL BANK OF GALVESTON
      ABA #113100091
      SECURITIES MANAGEMENT AND RESEARCH, INC.
      #035 868 9
      NAME OF CLASS AND FUND (E.G. CLASS A OF THE GOVERNMENT BOND FUND) FUND ACCOUNT NUMBER (NUMBER APPEARS ON YOUR CONFIRMATION STATEMENT) YOUR NAME (E.G., MARY SMITH)

 THIRD PARTY CHECKS
 To prevent fraud, SM&R will not accept checks made payable to third parties to open new accounts. Tax-deferred rollover checks, properly endorsed, will be accepted.

 MINIMUM INVESTMENT AMOUNTS:

                                         INITIAL         ADDITIONAL
                                       INVESTMENT        INVESTMENT
Regular Accounts                         $  100             $ 20
Automatic Investment Plan                $  100             $ 20
Retirement Plans                         $  100             $ 20

 The Funds' low investment minimums make investing easy. Once you decide on a fund, an investment amount, and a share class simply talk to your representative or broker-dealer, or fill out an application and send in your investment.

 The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain types of accounts.

 CERTIFICATES
 Share certificates are not issued by the Funds. Your purchases are maintained on the records of the Funds in book shares. This provides you with easy access to your shares. You have the same rights of share ownership as you would if certificates had been issued.

 SPECIAL FEES:
     - Tax-deferred: $7.50 per account custodian fee deducted annually
     - Wiring fee: $10.00 for wire redemption proceeds under $10,000

 SIGNATURE GUARANTEE REQUIREMENTS:
 Required on all redemptions in amounts of $50,000 or more. Other requirements apply and are discussed later in this guide.

 TELEPHONE SERVICES:
 SM&R will automatically establish a telephone redemption/exchange option for all non-qualified and non-tax deferred accounts, unless you instruct us not to do so. These services are not available to participants of post-secondary education programs. Refer to "Telephone Services" later in this guide.

PLEASE KEEP IN MIND THAT ACCOUNT POLICIES (INCLUDING FEES), SERVICES AND FEATURES MAY BE MODIFIED OR DISCONTINUED WITHOUT SHAREHOLDER APPROVAL OR PRIOR NOTICE. DURING TIMES OF ECONOMIC TURMOIL OR MARKET VOLATILITY, SEVERE WEATHER, OR NATURAL DISASTER YOU MAY NOT BE ABLE TO REACH SM&R BY TELEPHONE TO INSTITUTE A REDEMPTION OR EXCHANGE.

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TYPES OF ACCOUNTS AVAILABLE

BELOW IS A BRIEF EXPLANATION OF THE DIFFERENT ACCOUNTS AVAILABLE IN THE FUNDS.

  INDIVIDUAL OR JOINT OWNERSHIP
    Individual accounts are owned by one person. Joint accounts have two or more owners.

  A UNIFORM GIFT OR TRANSFER TO MINOR (UGMA OR UTMA)
    An UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's Social Security number on the application.

  TRUST
    An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

  BUSINESS ACCOUNTS
    Corporations, partnerships, and sole proprietorships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner or owner of the business.

TAX-DEFERRED ACCOUNTS

  If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes, while saving for retirement. A contribution to certain types of these plans may also be tax deductible. Tax-deferred accounts include retirement plans described below and the Education IRA. Distributions from these plans are generally subject to income tax and may be subject to an additional tax if withdrawn prior to age 59 1/2 or used for a non-qualifying purpose. Information concerning IRAs and TSAs, and the forms necessary to adopt such plans, can be obtained by contacting your registered representative, your broker-dealer, or by calling SM&R. INVESTORS SHOULD CONSULT THEIR TAX ADVISER OR LEGAL COUNSEL BEFORE SELECTING A TAX-DEFERRED ACCOUNT.

  Securities Management and Research, Inc. serves as custodian for the tax-deferred accounts offered by the funds. You will be charged an annual account maintenance fee of $7.50 for each tax-deferred account you have. The fee will be automatically deducted from your account (usually in the last quarter). The custodian reserves the right to change the amount of this fee or to waive it in whole or in part for certain types of accounts.

  TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS
    Traditional IRAs allow most individuals with earned income to contribute up to the lesser of $2000 or 100% of compensation annually.

  ROTH INDIVIDUAL RETIREMENT ACCOUNTS
    Roth IRAs allow most individuals with earned income to contribute up to the lesser of $2000 or 100% of compensation annually.

  EDUCATION IRA
    This plan allows individuals, subject to certain income limitations, to contribute up to $500 annually per child under the age of 18.

  SIMPLIFIED EMPLOYEE PENSION PLAN
    This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant.

  SIMPLE
    This plan allows employee pre-tax contributions up to $6,000 annually and may be matched by the employer up to a maximum of 3% of employees' compensations.

  PROFIT SHARING OR MONEY PURCHASE PENSION PLAN
    These plans are open to corporations, partnerships and sole proprietors to benefit their employees and themselves.

  SECTION 403(b)(7) PLAN
    Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a Section 403(b)(7) Plan.

PRICING OF FUND SHARES

GENERAL (HOW SHARES ARE PRICED). Each Fund's offering price is calculated once each day the New York Stock Exchange (the "Exchange") is open for regular trading. The offering price equals a Fund's net asset value plus the sales charge, if any, computed at the rate set forth in the applicable tables for the classes. (See "Sales Charge Reductions

                                                                              27
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  and Waivers in the Prospectus.") You may purchase shares of the SM&R Primary
  Fund and SM&R Money Market Fund without a sales charge. Accordingly, the offering price for shares of these funds is net asset value. Although the legal rights of the Class A, B, and C shares are substantially identical, the different expenses borne by each class will result in different net asset values and dividends. The net asset value of the Class B and C shares generally will be lower than the Class A shares as a result of differences in service and distribution (12b-1) fees charged.

A NOTE ON PRICING. Each Fund's investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Funds' Board of Directors. The Funds also may use fair value pricing if the value of a security held by the Fund is materially affected by events occurring after the close of regular trading of the primary markets or exchanges on which the security is traded. In these situations, prices used by the Fund to calculate its net asset value may differ from quoted or published prices for the underlying securities.

SHARE PRICE -- EFFECTIVE DATE OF PURCHASES AND REDEMPTIONS. Each Fund's share price, called its net asset value, or NAV, is calculated once each day at the close of regular trading (currently 3:00 p.m. Central Time). NAV is not calculated on holidays or other days the Exchange is closed. In the event the Exchange closes early on a particular day, we will determine the net asset value of the Funds as of such earlier closing time. Below is the method used by the Funds to calculate the NAV on any given day.

                      Total Assets - Liabilities
Net Asset Value   =   --------------------------
                      Number of Shares Outstanding

Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. Each Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day, less any applicable transaction fee or redemption charge. The price you pay or receive for shares of a Fund depends, in part, on the day and time you make your purchase or redemption. Purchases and redemptions will be executed on each day the Exchange is open for regular trading at the next NAV determined THAT DAY if:

    - SM&R receives your request in good order prior to the close of the regular trading day;
    - a securities dealer having a dealer contract with SM&R receives your order prior to the close of the regular trading day and reports your order to SM&R prior to SM&R's close of business (currently 4:30 p.m. Central Time) on the same day; or
    - SM&R is advised of bank wire purchases received by Moody National Bank before 3 p.m. Central Time.

  If we receive your order after the close of the regular trading day or on any day that the Exchange is closed, we will execute your purchase or redemption at the price determined on the next regular trading day. In unusual circumstances, the Funds may temporarily suspend the processing of sale requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

28
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                             HOW TO PURCHASE SHARES

YOU SHOULD REFER TO THE FIRST PAGE OF THIS SHAREHOLDER'S GUIDE "IMPORTANT SHAREHOLDER FACTS AND INFORMATION" FOR THE APPROPRIATE ADDRESSES AND TELEPHONE NUMBERS.

       METHOD                       OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------
BY MAIL OR THROUGH A   - Determine the Fund and the Class in which    - Make your check payable to SM&R.
REGISTERED              you want to invest.                           - Use the investment slip on your
REPRESENTATIVE         - Complete and sign the account application     confirmation, or
                       - Make the check payable to SM&R.              - Write a note specifying:
                       - Mail the application and your check to SM&R      -- Your account number
                        at the address on the first page of this          -- The Fund name
                        guide.                                            -- Share class
                       - Or deliver the information to your               -- The name(s) in which the account is
                        representative (provided he or she has a            registered.
                        broker-dealer arrangement with SM&R).         - Mail to the address indicated on the cover
                                                                       page of this guide.
-------------------------------------------------------------------------------------------------------------------
BY PHONE WIRE          - Call Investors Services to obtain a          - Call Investors Services at the number on
                        reference number (call by noon, Central        the first page of this guide, on any
                        Time, if you want wired funds to be credited   business day.
                        that day).                                    - You can send your investment either by:
                           Instruct your bank to wire or transfer         -- Federal Funds Wire (offers immediate
                           your purchase (your bank may charge a            access to funds), or
                           wiring fee) using the information on the       -- Electronic transfer via ACH which
                           first page of this guide.                        avoids wiring fees, if your bank
                       - Complete the account application and mail          account is set up on file
                        to the appropriate address.
                       - Wires received before 3:00 p.m. Central
                        Time on regular trading days will receive
                        that day's closing price (if not, you will
                        receive the next trading day's closing
                        price).
-------------------------------------------------------------------------------------------------------------------
BY EXCHANGE            - You can make an additional investment by exchange from an existing Fund in the SM&R Mutual
                        Funds to an existing account by calling Investor Services.
                       - You can only exchange shares in the same class with identical registrations.
                       - There is no sales charge or redemption fee when exchanging funds within the SM&R Mutual
                        Funds.
                       - Orders placed before 3 p.m. Central Time on regular trading days will receive that day's closing price (if not, you will receive the next regular trading day's closing price).
                       - Exchanges are limited to three per calendar quarter, and twelve per calendar year.
                       - Exchanges between accounts that do not have identical ownership registration must be made in writing.
                       - Be sure you read the prospectus for the Fund into which you are exchanging.
                       KEY POINT: AN EXCHANGE REPRESENTS THE SALE OF SHARES OF ONE FUND AND THE PURCHASE OF SHARES
                       OF ANOTHER FUND. THIS TRANSACTION MAY PRODUCE A TAXABLE GAIN OR LOSS IN A NON-TAX DEFERRED
                       ACCOUNT.
-------------------------------------------------------------------------------------------------------------------
AUTOMATIC INVESTMENT   - You can transfer money automatically from    - To establish automatic investing for an
PLAN THROUGH THE        your bank account into your Fund account on    existing account, call Investor Services for
AUTOMATED CLEARING      a monthly basis.                               an application.
HOUSE (ACH)            - Initial investment minimum is $100 if you    - The minimum is $20.
                        invest at least $20 per month with this
                        service.
                       - To enroll, check off the box on the account
                        application and provide:
                           1. Your bank account information,
                           2. The amount and date of your monthly
                             investment, and
                           3. A voided check.
-------------------------------------------------------------------------------------------------------------------

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                              HOW TO REDEEM SHARES

You have several convenient ways for you to redeem your shares in any of the SM&R Equity Funds. Redemptions will be at net asset value, less any applicable CDSC, which is determined on the date your request is received by SM&R in good order.

       METHODS                                 REQUIREMENTS
-----------------------------------------------------------------------------------
CALL US                - Call Investor Service during normal business hours on any business day.
                       - This service is only available for those accounts which
                        are non-qualified and non-tax deferred:
                           1. The amount requested is $500 or more per account
                           2. The amount is less than $50,000 in aggregate
                           3. The proceeds are to be mailed to the address of
                            record or electronically transferred to the bank
                            account indicated on your fund account.
                           4. There has been no change of address for either you or
                            your bank for 30 days
                           5. Telephone services have not been declined.
                           6. The security procedures discussed on page 9 of this
                            guide have been met.
                           7. There are no outstanding certificate shares on the
                            account.
                       - All authorized requests received before 3:00 p.m. Central
                        Time on regular trading days will be processed at that
                        day's closing price. Requests received after 3:00 p.m. will be processed the following regular trading day.
                       - We can either:
                           -- wire the proceeds the next business day into your
                            bank account of record (service charges may apply)
                           -- electronically transmit the proceeds to your bank
                            account of record via the ACH service
                           -- mail you a check
                       - All telephone calls are recorded for your protection. We are not responsible for acting on telephone orders we
                        believe to be genuine. (Refer to "Security Procedures"
                        later in this guide)
                       - See exceptions below for requests that must be made in
                        writing.
                       - A $10.00 fee is charged for redemptions by wire under
                        $10,000.
                       - To redeem from a tax-deferred account, call Investor
                        Services for a special withdrawal form.
-----------------------------------------------------------------------------------
WRITE US               - You can mail a redemption request to the appropriate
                        address listed on the first page of this guide.
                       - Your letter of instruction must:
                           -- list your account number and the fund name
                           -- indicate the number of shares or dollar value you
                            wish to redeem
                           -- be signed by the registered owner(s)
                           -- include any outstanding share certificates issued
                            prior to January 1, 1999
                           -- include special withdrawal forms for tax deferred
                            accounts
                       - Refer to "Signature Guarantee" below for requests that
                        must be signature guaranteed.
-----------------------------------------------------------------------------------
FAX US                 You may fax your request for redemption from a non-qualified and non-tax deferred account, if your request meets
                       requirements stated in 2-7 under "Call Us" above. Your fax requests must be received by SM&R before 3:00 p.m. Central
                       Time on regular trading days to receive that day's price.
-----------------------------------------------------------------------------------
SELL YOUR SHARES IN    You may also redeem your shares by coming to SM&R's home
PERSON                 office, and deliver your request in person prior to
                       3:00 p.m. Central Time on regular trading days to receive
                       that day's price.
-----------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWAL  You can withdraw money automatically from your Fund account
PLAN (SWP)             on a monthly, quarterly, semi-annual, and annual basis --
                       without redemption fees -- on or about the 20th of the month and if:
                         - Your account value is $5,000 or more
                         - You complete the relevant section of the application
                         - The withdrawal can be mailed to you at your address of
                          record, or deposited directly to your bank account via
                          ACH
                       The minimum withdrawal is $50 per month.
                       The maximum amount is 1% of your account per month or 12%
                        annually.
                       To obtain proper forms, contact Investor Services.
                       See "Important Facts About Redeeming" later in this guide
                        for more information.
-----------------------------------------------------------------------------------

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PAYMENT OF REDEMPTION PROCEEDS

Normally, redemption proceeds of shares you purchased by wire, certified check, money order, or other immediately available funds will be mailed no later than the 7th calendar day following receipt of your redemption request. Redemptions of shares recently purchased by a personal check or ACH (discussed later in this guide) transfer will generally be delayed for up to ten (10) business days to allow the check or transfer to clear.

We reserve the right to redeem "in kind" by paying you the proceeds of a redemption in securities rather than in cash.

SIGNATURE REQUIREMENTS BASED ON ACCOUNT TYPE

INDIVIDUAL OR JOINT TENANTS        Written instructions must be signed by each shareholder,
                                   exactly as the names appear in the account registration.
UGMA OR UTMA                       Written instructions must be signed by the custodian in
                                   his/her capacity as it appears in the account registration until the minor reaches the age of majority as defined by
                                   the state in which the UGMA or UTMA was established.
SOLE PROPRIETOR, GENERAL           Written instructions must be signed by an authorized
PARTNER                            individual in his/her capacity as it appears on the account registration.
CORPORATION, ASSOCIATION           Written instructions must be signed by the person(s)
                                   authorized to act on the account. In addition, a certified copy of the corporate resolution authorizing the signer to act must accompany the request.
TRUST                              Written instructions must be signed by the trustee(s). If
                                   the name of the current trustee(s) does not appear on the
                                   account application, a current certificate of incumbency
                                   dated within 60 days must also be submitted.
IRA OR TSA                         A special withdrawal form must be signed by the account
(INCLUDES ALL TYPES OF IRAS)       owner, and you may obtain this form by contacting Investor
                                   Services at the number on the first page of this guide. If you do not want federal income tax withheld from your
                                   redemption, you must state that you elect not to have such withholding apply. In addition, your instructions must state whether the distribution is normal (after age 59 1/2) or
                                   premature (before age 59 1/2) and, if premature, whether any exceptions such as death or disability apply with regard to the 10% additional tax on early distributions. In addition,
                                   TSA's will have a 20% mandatory withholding tax applied to all distributions if the account owner is under 70 1/2.
EXECUTORS OF SHAREHOLDER           Written instructions must be signed by the executor. A copy
ESTATES                            of the order appointing the executor, certified within the past 12 months must accompany the letter of instructions. A signature guarantee must be provided as discussed below.

SIGNATURE GUARANTEE

To protect you and the Funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A signature guarantee can be obtained at most banks and securities dealers. A notary public is not authorized to provide a signature guarantee.

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
The following circumstances require a signature guarantee:          WHO CAN PROVIDE A SIGNATURE GUARANTEE:
- Redemptions from one or more of the Funds total $50,000 or        - Commercial Bank
 more                                                               - Trust Company
- You want the proceeds sent to an address other than the           - Savings Association
 address currently appearing on your account                        - Credit Union
- You want the proceeds sent to a bank account not listed on        - Member of Medallion Program
 your account                                                       - Member of a U.S. Stock Exchange
- You want the proceeds payable to anyone other than the            - Authorized SM&R Representatives
 registered owner(s) of the account                                      NOTARY PUBLIC NOT ACCEPTABLE
- Either your address or the address of your bank account
 has been changed within 30 days
- The account is registered in the name of a fiduciary,
 corporation or any other organization. In these cases,
 additional documentation is required:
    Corporate accounts: certified copy of corporate
    resolution
    Fiduciary accounts: copy of the power of attorney or
    other governing document
- The Funds or their transfer agent believe a signature
 guarantee would protect against claims based on transfer
 instructions

IMPORTANT FACTS ABOUT REDEEMING

SYSTEMATIC WITHDRAWAL PLAN. It may not be advisable for shareholders to maintain a Withdrawal Account while concurrently purchasing shares of the Fund because of the sales charge or CDSC (as applicable) involved in additional purchases. See "Class B Waivers of Contingent Deferred Sales Charges" in this prospectus for a discussion of the CDSC waivers available. You should carefully consider such purchases and contact your representative regarding their advisability. While you are participating in a Systematic Withdrawal Plan dividends and capital gains distributions will automatically be reinvested in additional shares at net asset value. As with other redemptions, a withdrawal is a sale for federal income tax purposes. The Systematic Withdrawal Plan will automatically terminate if all shares are liquidated or withdrawn from the account. No account covered by a Letter of Intent can be changed to a Systematic Withdrawal Plan until such time as the Letter of Intent is fulfilled or terminated, nor can an account under a Systematic Withdrawal Plan be placed under a Letter of Intent. Retirement Plan Accounts are subject to special withdrawal requirements. Call Investor Services for assistance.

REINVESTMENT PRIVILEGE. Within ninety (90) days of a redemption (60 days for tax-deferred plans) of Class A or Class T shares of a Fund, a shareholder may reinvest all or part of the proceeds in the same class of the same Fund from which the redemption was processed at the net asset value next computed after receipt of the proceeds to be reinvested by SM&R. THE SHAREHOLDER MUST ASK THE TRANSFER AGENT FOR THIS PRIVILEGE AT THE TIME OF REINVESTMENT. Prior to reinvestment of redemption proceeds, a shareholder is encouraged to consult with his or her accountant or tax advisor to determine any possible tax ramifications of such a transaction. Each Fund managed by SM&R may amend, suspend, or cease offering this privilege at any time as to shares redeemed after the date of the amendment, suspension, or cessation. For further information about the "Systematic Withdrawal Plan" and "Reinvestment Privilege," contact your registered representative, your broker-dealer or SM&R.

"GOOD ORDER" means the request for redemption must include:
    (1) your letter of instruction or a stock assignment specifying the fund, account number, and number of shares or dollar amount to be redeemed. The letter of instruction and stock powers must be signed and executed exactly as the fund shares are registered and any

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        outstanding share certificates returned. It is suggested that certificates be returned by certified mail for your protection;
    (2) any required signature guarantees (see "Signature Guarantees" above);
        and
    (3) other supporting legal documents, if required, in the case of estates, trusts, guardianships, divorce, custodianships, corporations, partnerships, pension or profit sharing plans, retirement plans and other organizations.

  Please keep in mind that it is your responsibility to ensure that all requests are submitted to the Fund's transfer agent in good order for processing.

TEXAS OPTIONAL RETIREMENT PROGRAM. You may not redeem shares in any account established under the Texas Optional Retirement Program, unless SM&R receives satisfactory evidence from the state that one of the following conditions exist:
    (1) death of the employee;
    (2) termination of service with the employer; or
    (3) retirement of employee.

REDEMPTION OF SMALL ACCOUNTS. The Funds reserve the right to redeem shares in any account (which will be promptly paid to the shareholder) if, due to your redemptions, the value of the account falls below $500. You will be notified that the value of your account is less than the required minimum indicated above and allowed at least 60 days to make an additional investment to increase the value of your account above the required minimum. The Funds may, from time to time, change such required minimum investment.

TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

You may also purchase or sell shares of the Funds through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. If you utilize a Processing Organization the Funds are not responsible for failure of any Processing Organization to carry out its obligations to its customers. YOU MAY NOT BE CONSIDERED THE SHAREHOLDER OF RECORD OF YOUR SHARES. THEREFORE, YOU MAY NOT BE ABLE TO UTILIZE SERVICES AVAILABLE ONLY TO SHAREHOLDERS OF THE FUNDS. YOU SHOULD KEEP THIS IN MIND WHEN ESTABLISHING AN ACCOUNT IN ANY FUND.

OTHER SERVICES

In addition to the plans described under "Sales Charge Reductions and Waivers," that permit you to reduce the initial sales charge assessed on Class A shares or the CDSC on Class B shares, the Funds offer other services and plans described below. At this time, there is no charge to you for these services. The Funds may impose fees for such services in the future. Be aware, however, that if you elect to participate in the electronic transfers (ACH) plan described below, you should check with your financial institution for any additional charges imposed by them for this service. For additional information on these plans and services you should contact your registered representative, broker-dealer or SM&R. Before beginning any of the plans or services described below you should consult a tax advisor.

ELECTRONIC TRANSFERS (ACH). The electronic transfer option allows you to move money between your account(s) and your bank, savings and loan, or credit union account using Automated Clearing House ("ACH") network. To arrange for electronic transfers, complete the relevant Special Investor Services section of the account application at the time you open your account and specify the type of service or services desired. Attach a voided, pre-printed check or deposit slip from your bank, savings and loan, or credit union account. YOUR FINANCIAL INSTITUTION MUST BE A MEMBER OF THE AUTOMATED CLEARING HOUSE (ACH) NETWORK FOR YOU TO TAKE ADVANTAGE OF THIS SERVICE.

TELEPHONE SERVICES. You can only use telephone services for transaction amounts of $500 or more. Through this service, you will be able to purchase additional shares for an existing SM&R mutual fund account by ACH. You may also use the telephone services to redeem and exchange shares on those accounts for which you have an executed account application on file. For example, we permit

                                                                              33
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  exchanges by telephone from a joint account only to another joint account registered in the identical names. There may be additional restrictions on telephone transactions by joint account owners. If you initially choose not to have this option and wish to establish it at a later date, it would be necessary for you to complete the required form requesting this option. Contact your registered representative for more information. PLEASE NOTE THAT THE TELEPHONE REDEMPTION OPTION IS NOT AVAILABLE FOR QUALIFIED AND TAX-DEFERRED ACCOUNTS.

While telephone redemption is easy and convenient, this account feature involves risk of loss from unauthorized or fraudulent transactions. SM&R will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private, and by immediately reviewing any account statements that we send to you. Make sure to contact SM&R's Investors Services Department immediately about any transaction you believe to be unauthorized.

SECURITY PROCEDURES

  TELEPHONE TRANSACTIONS
  The Funds have implemented the following security procedures intended to protect your account from losses resulting from unauthorized or fraudulent telephone instructions: The caller must know:
        (i)  the name of the fund or funds;
        (ii) all digits of the account number;
        (iii) the exact name and address used in the registration(s); and
        (iv) the Social Security or Employer Identification Number listed on the account(s).

  Anyone with the required account information indicated above (including your broker) can request a telephone transaction in your account. All calls are recorded and/or monitored for verification, record keeping and quality-assurance purposes. Requested proceeds will be forwarded only to an address or bank account designated on the account at the time of the transaction.

  VOICE RESPONSE UNITS
  The Funds now have available to shareholders a means by which they can access account information, fund prices, and take advantage of other features 24-hours a day. To obtain account information you will be required to know your fund number, account number, and your PIN number. As indicated under "Telephone Services" above, you should keep your account information private. We also suggest that you change your PIN number periodically and not provide the number to anyone.

  Neither the Funds nor SM&R will be responsible for the authenticity of transaction instructions received by telephone or through the voice response unit that comply with the current security procedures and other requirements. SM&R believes that such security procedures and other requirements are reasonable.

  During times of economic turmoil or market volatility, severe weather, or natural disaster you may not be able to reach SM&R by telephone to institute a redemption or exchange.

  For additional restrictions refer to "Exchange Privilege" below.

AUTOMATIC DIVIDEND INVESTMENT. Your dividends and distributions may be paid in cash or invested in any SM&R Mutual Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same SM&R Mutual Fund. You may invest your dividends and distributions (1) into another SM&R Mutual Fund in the same class of shares; or (2) from Class A shares into SM&R Money Market Fund, or vise versa.

  You must comply with the following requirements to invest your dividends and distributions in shares of another SM&R Mutual Fund:
    (1) Your account balance (a) in the SM&R Mutual Fund paying the dividend must be at least $5,000; and (b) the SM&R Mutual Fund receiving the dividend must have an account balance of at least $500.
    (2) Both accounts must have identical registration information, that is they cannot be in different names; and
    (3) You must have elected, in writing, to reinvest dividends into another SM&R Mutual Fund.

AUTOMATIC INVESTMENT PLAN. Through this plan, a specified amount is electronically transferred (via

34
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           SHAREHOLDER'S GUIDE TO INVESTING WITH SM&R'S MUTUAL FUNDS
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  ACH) from your bank account and invested monthly, bi-monthly, quarterly, or annually into the designated fund(s) at the applicable offering price determined on the date of the electronic transfer.

GROUP SYSTEMATIC INVESTMENT PLAN.  SM&R can establish a Group Systematic
  Investment Plan with an employer having 5 or more participants under a single payroll deduction arrangement. Under this investment plan there is a minimum investment of $20 per individual. Any such plan may be terminated by SM&R or the shareholder at any time upon sixty (60) days written notice. However, all other investment amount minimums apply. Contact SM&R for further information regarding these plans.

EXCHANGE PRIVILEGE. As an investor in the Funds, you may be permitted to exchange shares that you own for shares of other mutual funds managed by SM&R without the payment of an exchange fee, subject to certain conditions. EXCHANGES BETWEEN A FUND AND ANOTHER FUND MANAGED BY SM&R ARE AVAILABLE ONLY IN STATES WHERE THE APPLICABLE FUNDS ARE REGISTERED AND THE EXCHANGE MAY BE LEGALLY MADE. YOU SHOULD CONTACT SM&R TO DETERMINE WHETHER A FUND IS REGISTERED IN A PARTICULAR STATE AND WHETHER AN EXCHANGE IS PERMITTED.

  WE RESERVE THE RIGHT TO TERMINATE OR CHANGE THE TERMS OF ANY EXCHANGE PRIVILEGE AT ANY TIME.

  You may exchange Class A, Class B, or Class C shares that you own in the Funds, without an exchange fee or sales charge, for shares of the corresponding class of another fund managed by SM&R. You also may exchange your Class A or Class B shares for shares of the SM&R Investments, Inc.--Primary or Money Market Funds, subject to two conditions:

    - any applicable CDSC period has expired on the shares you wish to exchange (I.E., 13 months in the case of Class A share purchases of $1 million or more and 6 years in the case of Class B share purchases), and
    - you meet any minimum investment requirement for the shares you wish to acquire.

You CANNOT exchange Class C shares for shares of the Money Market Fund or Primary Fund.

  We waive any sales charges on Class A and Class T shares acquired through an exchange if you previously paid a sales charge on amounts invested in those shares. For example, assume you purchase Class A shares of an Equity Income Fund. You then exchange your Class A shares for shares of the Money Market Fund. Later, you re-exchange those shares of the Money Market Fund for Class A shares of the Tax Free Fund. We would not impose any sales charge upon the re-exchange into Class A shares of the Tax Free Fund because you previously paid a sales charge on amounts invested in those shares. In other words, we will never impose a front-end sales charge on the same investment TWICE.

  Shares of any fund managed by SM&R held in escrow under a Letter of Intent are not eligible for the exchange privilege. Such shares will not be released from escrow until the balance invested during the period specified in the Letter of Intent equals or exceeds the amount required to be invested under the Letter of Intent or the shareholder requests, in writing, that the Letter of Intent be canceled and pays any adjustments in sales charge. After release from escrow, shares may be exchanged, provided all other applicable conditions are met.

  You may request an exchange by telephone or in writing. In order to exchange shares, the following requirements must be met:
    (a) the exchange must be made between accounts that are registered in the same name, address and, if applicable, taxpayer identification number;
    (b) the shares of the Fund acquired through exchange must be qualified for sale in the state in which you reside;
    (c) the dollar amount of a written exchange must meet the minimum investment requirement applicable to the shares of the fund that you would acquire through the exchange;
    (d) the minimum dollar amount of a telephone exchange is $500;

                                                                              35
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    (e) SM&R must have received full payment for the shares being exchanged;
    (f) your account must have been coded to reflect your certified taxpayer identification number, or, if applicable, an appropriate Internal Revenue Service Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status);
    (g) any shares that you wish to exchange must have been held for at least ten (10) business days; and
    (h) you have received a prospectus for the fund shares you receive in the exchange.

  The exchange privilege is not an option or right to purchase shares but is permitted under the respective policies of the participating funds, and may be modified or discontinued by the participating funds or by SM&R at any time. ANY GAIN OR LOSS REALIZED ON AN EXCHANGE OR RE-EXCHANGE MAY BE RECOGNIZED FOR FEDERAL AND STATE INCOME TAX PURPOSES. YOU SHOULD CONSULT YOUR TAX ADVISOR FOR THE TAX TREATMENT AND EFFECT OF EXCHANGES.

AUTOMATIC CONVERSIONS. Class B shares convert automatically to the appropriate number of Class A shares of equal dollar value after the investor has owned the Class B shares for eight (8) years. Dividends and other distributions paid to an investor in the form of additional Class B shares also convert to Class A shares on a pro-rata basis. The conversion benefits shareholders because Class A shares are subject to a lower ongoing 12b-1 fee. If an investor exchanges Class B shares of a fund for Class B shares of another fund managed by SM&R, the purchase date of the original investment will be used to determine the appropriate conversion date.

ABUSIVE TRADING PRACTICES. Excessive, short-term (market-timing) or other abusive trading practices may disrupt portfolio management strategies and harm fund performance. To minimize harm to the Fund and its shareholders, we reserve the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading or whose trading, in our judgement, has been or may be disruptive to a fund. In making this judgement, we may consider trading done in multiple accounts under common ownership or control.

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DISTRIBUTIONS AND TAXABILITY.  To avoid taxation of the Funds, the IRS Code requires each Fund to distribute net income and any capital gains realized on its investments annually. A Fund's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

  Dividends you receive from the Funds, whether reinvested or taken as cash, are generally considered taxable. Some dividends paid in January may be taxable as if they had been paid the previous December. The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

DISTRIBUTION SCHEDULE. The following schedule of distributions is provided to let you know when you can expect to receive a distribution from the SM&R Mutual Funds you own. These distributions, under normal circumstances and if earned, will be declared and paid in the months indicated in the following chart.

                         DIVIDENDS     CAPITAL GAINS
                          DECLARED          PAID
SM&R GROWTH FUND          June and        December
                          December
-----------------------------------------------------
SM&R EQUITY INCOME      March, June,      December
FUND                     September,
                          December
-----------------------------------------------------
SM&R BALANCED FUND      March, June,      December
                         September,
                          December
-----------------------------------------------------

DISTRIBUTIONS EFFECT ON NAV. In order to be entitled to a dividend, an investor must have acquired shares of a fund prior to the close of business on the dustribution record date. A shareholder should be cautioned, however, before purchasing shares of a fund immediately prior to a distribution. Dividends and distributions paid by the Funds have the effect of reducing net asset value per share on the record date by the amount of the payment. Therefore, a dividend or distribution of record shortly after the purchase of shares by a shareholder represents, in substance, a return of capital.

DIVIDEND REINVESTMENTS. Dividends and capital gains will be automatically reinvested at net asset value in additional shares of the Fund unless SM&R is instructed otherwise in writing. Distributions not reinvested are paid by check or transmitted to your bank account through an ACH transaction, if elected. If the Postal Service cannot deliver your check, or if your check remains uncashed for six months, the Funds reserve the right to reinvest your distribution check in your account at the net asset value on the business day of the reinvestment and to reinvest all future distributions in shares of the applicable Fund(s). Dividends on capital gains declared in December to shareholders of record in December and paid the following January will be taxable to shareholders as if received in December. This is a convenient way to accumulate additional shares and maintain or increase the shareholder's earning base. Of course, any shares so acquired remain at market risk.

  Shareholders have the right to change their election with respect to the receipt of distributions by notifying SM&R in writing, but any such change will be effective only as to distributions for which the record date is seven or more business day after SM&R has received the shareholder's written request.

BACKUP WITHHOLDING. Backup withholding for federal income tax may be applied, where required by current IRS requirements, at the rate of 31% from taxable dividends, distributions, and redemption proceeds (including exchanges) if you fail to furnish the funds with a correct and properly certified Social Security or Employer Identification Number when you sign your application, or if you underreport your income to the Internal Revenue Service.

TAXABILITY OF REDEMPTIONS AND EXCHANGES. You should consult with a tax advisor concerning the tax effect on the redemption or exchange of such shares. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares

                                                                              37
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   --------------------------------------------------------------------------

  you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

RIGHTS RESERVED BY THE COMPANY.  The Company, acting through its transfer agent, reserves the right:
    - to waive, lower, or raise investment minimums;
    - to accept initial purchases by telephone from a registered representative;
    - to refuse any purchase order;
    - to cancel or rescind any purchase or exchange at any time prior to receipt by the shareholder of written confirmation or, if later, within five (5) business days of the transaction;
    - to freeze an account and suspend account services when notice has been received of a dispute involving the account owners or other parties or there is reason to believe a fraudulent transaction may occur, or has occurred;
    - to restrict or refuse the use of faxed redemptions where there is a question as to the validity of the request or proper documents have not been received;
    - to not act on instructions believed not to be genuine;
    - to eliminate duplicate mailings of fund material to shareholders who reside at the same address; or
    - to otherwise modify the conditions of purchase and any services at any time.

                                   APPENDIX A
               (DESCRIPTION OF RATINGS USED ALL IN PROSPECTUSES)
   --------------------------------------------------------------------------

BOND RATINGS
DESCRIPTION OF STANDARD & POOR'S CORPORATION'S LONG-TERM BOND (BONDS THAT EXTEND LONGER THAN ONE YEAR) RATING:
AAA An obligation rated "AAA" has the highest rating assigned by Standard &
    Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

DESCRIPTION OF MOODY'S INVESTOR'S SERVICE, INC.'S LONG-TERM BOND (BONDS THAT EXTEND LONGER THAN ONE YEAR) RATINGS:
Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated "Baa" are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                   APPENDIX A
               (DESCRIPTION OF RATINGS USED ALL IN PROSPECTUSES)
   --------------------------------------------------------------------------

Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

PREFERRED STOCK RATING
DESCRIPTION OF STANDARD & POOR'S CORPORATION'S PREFERRED STOCK RATING:
AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated "AA" also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelmingly as for issues rated "AAA."

A An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

BB Preferred stock rated "BB," "B," and "CCC" are regarded, on balance, as predominantly speculative with

B respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation

CCC and "CCC"' the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S PREFERRED STOCK RATING:
aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa An issue which is rated "aa" is considered a high grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

                                   APPENDIX A
               (DESCRIPTION OF RATINGS USED ALL IN PROSPECTUSES)
   --------------------------------------------------------------------------

b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

FEDERAL FUNDS

As used in this Prospectus and in the Funds' Statement of Additional Information, "Federal Funds" means a commercial bank's deposits in a Federal Reserve Bank which can be transferred from one member bank's account to that of another member bank on the same day. Federal Funds are considered to be immediately available funds.

                      FOR MORE INFORMATION ABOUT THE FUNDS
   --------------------------------------------------------------------------

The following documents contain more information about the funds and are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains additional information about all aspects of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated herein by reference.

ANNUAL AND SEMI-ANNUAL REPORTS
The funds' annual and semi-annual reports provide additional information about the funds' investments. The annual report for the fiscal year ended
December 31, 1999 will contain a discussion of the market conditions and investment strategies that significantly affected each fund's performance during the last fiscal year.

 REQUESTING DOCUMENTS
 You may request a free copy of the SAI and these reports, make shareholder inquiries, or request further information about the funds either by contacting your broker or by contacting the funds at:

 SECURITIES MANAGEMENT AND RESEARCH, INC.
 P.O. BOX 58969
 HOUSTON, TEXAS 77258-8969
 TELEPHONE: 1-800-231-4639 (TOLL FREE) OR
            1-281-334-2469 (COLLECT)

PUBLIC INFORMATION.
You can review and copy information about the funds, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the public reference room by calling the Commission at 1-800-SEC-0330. Reports and other information about the funds also are available on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

SM&R GROWTH FUND, INC.
SM&R EQUITY INCOME FUND, INC.
SM&R BALANCED FUND, INC.

                                          Investment Company
                                         File Nos. 811-00623
                                                   811-01916
                                                   811-02818

[LOGO]

                               SM&R EQUITY FUNDS

                   INVESTMENT STRATEGIES FOR A CHANGING WORLD

CLASS T
     SM&R GROWTH FUND, INC.
     SM&R EQUITY INCOME FUND, INC.
     SM&R BALANCED FUND, INC.

Prospectus, May 1, 2000

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                               TABLE OF CONTENTS
      -------------------------------------------------------------------

FUND SUMMARIES..........................         1
SM&R Growth Fund, Inc...................         1
SM&R Equity Income Fund, Inc............         2
SM&R Balanced Fund, Inc.................         3
ADDITIONAL EXPLANATION OF RISK
FACTORS.................................         5
PERFORMANCE.............................         6
EXPENSES OF THE FUNDS...................         8
Fees and Expenses of the Funds..........         8
SHARES OF THE FUNDS.....................        10
Eligible Purchasers of Class T Shares...        10
Class T Sales Charges...................        11
Sales Charge Reductions and Waivers.....        11
INVESTMENT OBJECTIVES, POLICIES AND
RISKS...................................        13
Growth Fund.............................        13
Equity Income Fund......................        14
Balanced Fund...........................        15
OTHER RISK FACTORS......................        18
THE FUNDS AND THEIR MANAGEMENT..........        20
Investment Adviser......................        20
Portfolio Management....................        21
FINANCIAL HIGHLIGHTS....................        23
Growth Fund.............................        24
Equity Income Fund......................        25
Balanced Fund...........................        26
SHAREHOLDER'S GUIDE TO INVESTING WITH
SM&R'S MUTUAL FUNDS.....................        27
APPENDIX A..............................       A-1

 WHY READING THIS PROSPECTUS IS IMPORTANT TO YOU
 This prospectus explains the investment objectives, risks and strategies of each of the SM&R Equity Funds. Reading the prospectus will help you to decide which SM&R Equity Fund, if any, is the right investment for you. We suggest that you keep this prospectus for future reference.

 FUND SUMMARY                                             SM&R GROWTH FUND, INC.
    ------------------------------------------------------------------------

 FUND FACTS
 YOU MAY FIND
 HELPFUL

 Classes of Shares
 Offered in this
 Prospectus:
 Class T Fund #021

 Investment Adviser:
 Securities
 Management and
 Research, Inc.

 Portfolio Managers:
   Gordon D. Dixon
   Andre J. Hodlewsky

 Portfolio Turnover:
   16.13% Class T

 NASDAQ Symbol:
   AMRNX Class T

 Dividend Payment
 Schedule:
   Semi-Annually

INVESTMENT OBJECTIVE

The Growth Fund seeks to achieve capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Growth Fund normally invests at least 85% of its total assets in common stocks. In selecting stocks, Securities Management and Research, Inc. ("SM&R"), the Growth Fund's investment advisor:
  - chooses stocks of financially sound companies that have a proven ability to make and sustain a profit over time
  - places an emphasis on companies with growth potential

The Growth Fund generally purchases a higher proportion of stocks (relative to their market weight) from these sectors of the market with higher growth prospects, referred to as "overweighting." Examples of sectors with higher growth prospects currently include technology, healthcare, and consumer staples. On the other hand, the portfolio generally purchases a smaller proportion of stocks (relative to their market weight) from sectors of the market with below average growth characteristics (for example, utilities and basic materials), referred to as "underweighting."

PRINCIPAL RISK FACTORS

The Growth Fund is subject to the risks common to all mutual funds that invest in equity securities, and you could lose money investing in this fund. The principal risks of investing in the Growth Fund are as follows:
  - the market value of the fund's securities could decline (market risk).
  - SM&R's investment decisions (such as sector overweighting and underweighting and individual stock selection) could fail to achieve the desired results (investment style or management risk).
  - growth stocks can have relatively wide price swings as a result of the high valuations they carry (growth stock risk).
  - interest rates could increase which can cause the value of a debt security to decline (interest rate risk).
  - issuers of debt obligations could default or be unable to pay amounts due (credit risk).

WHO MAY WANT TO INVEST IN THE FUND

The fund may be appropriate if you:
  - have long-term investment goals (ten years or more)
  - are willing to accept higher short-term risk
  - want to diversify your portfolio

WHO MAY NOT WANT TO INVEST IN THE FUND

The fund may NOT be appropriate:
  - if you are investing with a shorter time horizon (less than ten years)
  - if you are uncomfortable with an investment that will go up and down in value

  - as your complete portfolio

 FUND SUMMARY                                      SM&R EQUITY INCOME FUND, INC.
    ------------------------------------------------------------------------

 FUND FACTS
 YOU MAY FIND
 HELPFUL

 Classes of Shares
 Offered in this
 Prospectus:
 Class T Fund #022

 Investment Adviser:
 Securities
 Management and
 Research, Inc.

 Portfolio Managers:
   Gordon D. Dixon
   Andrew R. Duncan

 Portfolio Turnover:
   9.81% Class T

 NASDAQ Symbol:
   AMNIX Class T

 Dividend Payment
 Schedule:
   Quarterly

INVESTMENT OBJECTIVE

The Equity Income Fund seeks current income with a secondary objective of long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Securities Management and Research, Inc. ("SM&R"), the fund's investment advisor, normally invests at least 75% of the Equity Income Fund's assets in common stocks. This portfolio may also invest in preferred stocks and investment grade debt securities (such as publicly traded corporate bonds, debentures, notes, commercial paper, repurchase agreements, and certificates of deposit). In selecting common and preferred stocks, the fund focuses on companies with consistent and increasing dividend payment histories and future earnings potential sufficient to continue such dividend payments. The fund's goal is to maintain a fund dividend yield (before fees and expenses) at least 50% greater than that of the S&P 500 Index.

The Equity Income Fund generally purchases a higher proportion of stocks (relative to their market weight) from those sectors of the market with greater dividend prospects, referred to as "overweighting." Examples of sectors with greater dividend prospects currently include financial companies like banks, insurance companies, and real estate investment trusts. On the other hand, the fund generally purchases a smaller proportion of stocks (relative to their market weight) from sectors of the market with below average dividend yields (such as technology and consumer staples), referred to as "underweighting."

PRINCIPAL RISK FACTORS

The Equity Income Fund is subject to the risks common to all mutual funds that invest in equity securities and you could lose money investing in this fund. The principal risks of investing in the Equity Income Fund are as follows:
  - the market value of the fund's securities could decline (market risk).
  - SM&R's investment decisions (such as sector overweighting and underweighting and individual stock selection) could fail to achieve the desired results (investment style or management risk).
  - growth stocks can have relatively wide price swings as a result of the high valuations they carry (growth stock risk).
  - interest rates could increase which can cause the value of debt securities to decline (interest rate risk).
  - issuers of debt obligations could default or be unable to pay amounts due (credit risk).

WHO MAY WANT TO INVEST IN THE FUND

This fund may be appropriate if you:
  - have medium-term investment goals (five years or more)
  - are comfortable with moderate to aggressive risk
  - are looking for a fund with both growth and income components
  - are seeking to participate in the equity market
  - are willing to accept higher short-term risk

WHO MAY NOT WANT TO INVEST IN THE FUND

This fund may NOT be appropriate if you:
  - are investing with a shorter-time horizon (less than five years)
  - are investing for maximum return

  - require a high degree of stability of your principal

 FUND SUMMARY                                           SM&R BALANCED FUND, INC.
    ------------------------------------------------------------------------

 FUND FACTS
 YOU MAY FIND
 HELPFUL

 Classes of Shares
 Offered in this
 Prospectus:
 Class T Fund #023

 Investment Adviser:
 Securities
 Management and
 Research, Inc.

 Portfolio Managers:
   Gordon D. Dixon
   Andrew R. Duncan

 Portfolio Turnover:
   18.01% Class T

 NASDAQ Symbol:
   ANTRX Class T

 Dividend Payment
 Schedule:
   Quarterly

INVESTMENT OBJECTIVE

The Balanced Fund seeks to conserve principal, produce current income, and achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Securities Management and Research, Inc. ("SM&R"), the Balanced Fund's investment advisor, uses a "balanced" approach by investing part of the assets in common stocks and the remainder in a combination of U.S. Government bonds, investment-grade corporate bonds, collateralized mortgage obligations, mortgage-backed securities, convertible bonds, cash and money market instruments. The balance of stocks to bonds and money market instruments changes in response to changing economic conditions. This flexibility may help to reduce price volatility.

SM&R will generally select stocks on certain growth and value considerations. A growth stock would include a company whose price/earnings ratio is attractive relative to the underlying earnings growth rate. An example of a value stock would be one where the stock price appears undervalued in relation to earnings, projected cash flow, or asset value per share.

The stocks in this fund are diversified and are selected based upon two models. One model is based on profitability measurements and the other model is based on the corporation's return on invested cash. The bonds, meanwhile, may serve as a stabilizing force during times of eroding stock market value, as well as provide a fixed income payment stream. The fund invests at least 25% of assets in fixed income securities, all of which are rated BBB or better (investment grade).

The fixed income portion of the fund will generally invest in medium and long-term securities. The average maturity for the fixed income portion generally is expected to be in the six to fifteen year range (some securities may have a longer or shorter duration). The average portfolio maturity may be shorter when management anticipates that interest rates will increase, and longer when management anticipates interest rates will decrease.

PRINCIPAL RISK FACTORS

The Balanced Fund is subject to the risks common to all mutual funds that invest in equity securities and you could lose money investing in this fund. The principal risks of investing in the Balanced Fund are as follows:
  - the market value of the fund's securities could decline (market risk).
  - SM&R's investment decisions (such as determining the ratio of stocks to bonds and individual stock selection) could fail to achieve the desired results (investment style or management risk).
  - growth stocks can have relatively wide price swings as a result of the high valuations they carry (growth stock risk).
  - interest rates could increase which can cause the value of debt securities to decline (interest rate risk).
  - issuers of debt obligations could default or be unable to pay amounts due (credit risk).
  - the fund could be unable to find a buyer for its securities (liquidity risk).
  - the income you receive from the portfolio is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the portfolio may drop as well (income risk).
  - Interest rates could fall enough to prompt an unexpected number of people to refinance (or prepay) their mortgages before their maturity (call risk).

 FUND SUMMARY                                           SM&R BALANCED FUND, INC.
    ------------------------------------------------------------------------

WHO MAY WANT TO INVEST IN THE FUND

This fund may be appropriate if you:
  - are seeking conservation of the purchasing power of your capital, but also want to participate in equity investments
  - are looking for a more conservative alternative to a growth-oriented portfolio
  - want a well-diversified and relatively stable investment allocation
  - need a core investment

WHO MAY NOT WANT TO INVEST IN THE FUND

This fund may NOT be appropriate if you:
  - are investing for maximum return over a long time horizon
  - require a high degree of stability of your principal

                     ADDITIONAL EXPLANATION OF RISK FACTORS
      -------------------------------------------------------------------

                            COMMON RISK FACTORS FOR
                           ALL OF SM&R'S MUTUAL FUNDS

Please remember that mutual fund shares are:
- Not guaranteed to achieve their investment goal
- Not insured, endorsed or guaranteed by the FDIC, a bank or any government agency
- Subject to investment risks, including possible loss of your original investment

Like most investments, your investment in an SM&R Mutual Fund could fluctuate in value over time and could result in a loss of money.
---------------------------------------------------

                          RISK FACTORS SPECIFIC TO THE
                              SM&R'S EQUITY FUNDS

IMPORTANT
The following factors may affect the value of your investment IN ONE OR MORE OF THE SM&R EQUITY FUNDS.

CREDIT RISK
The risk that the issuer of a security, or a party to a contract, will default or otherwise not honor a financial obligation. THIS RISK APPLIES TO ALL OF THE FUNDS, BUT MAY HAVE A GREATER IMPACT ON THE BALANCED AND EQUITY INCOME FUNDS.

INTEREST RATE RISK
The risk of declines in market value of an income-bearing investment due to changes in prevailing interest rates. With fixed-rate securities, a rise in interest rates typically causes a decline in market values, while a fall in interest rates typically causes an increase in market values. THIS RISK APPLIES TO ALL OF THE FUNDS, BUT MAY HAVE A GREATER IMPACT ON THE BALANCED AND EQUITY INCOME FUNDS.

LIQUIDITY RISK
The risk that certain securities or other investments may be difficult or impossible to sell at the time the fund would like to sell them or at the price the fund values them. The fund may have to sell at a lower price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance. THIS RISK APPLIES ONLY TO THE BALANCED FUND.

INVESTMENT STYLE OR MANAGEMENT RISK
The risk that a strategy used by a fund's management may fail to produce the intended result because:
- management fails to properly implement the selected investment strategy; or
- the securities that fit the fund's investment style do worse than securities that fit other investment styles

THIS RISK IS COMMON TO ALL MUTUAL FUNDS AND APPLIES TO ALL OF THE FUNDS.

MARKET RISK
The risk that the market value of a security may move down, sometimes rapidly and unpredictably. The fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. THIS RISK IS COMMON TO ALL STOCKS AND BONDS AND THE MUTUAL FUNDS THAT INVEST IN THEM AND APPLIES TO ALL OF THE FUNDS.

CALL RISK
Call risk is the risk that an unexpected fall in prevailing interest rates will shorten the life of an outstanding obligation by increasing the actual or expected number of prepayments, thereby reducing the obligation's value. CALL RISK APPLIES TO THE BALANCED FUND.

                                  PERFORMANCE
      -------------------------------------------------------------------

PERFORMANCE

The bar charts and average annual total return tables shown below provide some indication of the risks of investing in the funds and the difference in returns by:
- showing performance for each year over a ten year period and
- showing how average annual returns for 1, 5 and 10 years compare to those of a broad measure of market performance.

                      PAST PERFORMANCE IS NOT NECESSARILY
                         AN INDICATION OF HOW THE FUNDS
                          WILL PERFORM IN THE FUTURE.

These bar charts include the effects of Fund expenses, but not sales charges and account fees. The returns shown would be lower if such sales charges were included.

SM&R GROWTH FUND
YEAR-BY-YEAR TOTAL RETURN (%)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1990  -2.94%
1991  36.98%
1992  -2.50%
1993   8.17%
1994   4.98%
1995  25.20%
1996  17.64%
1997  22.24%
1998  18.35%
1999  24.49%

                                             QUARTER ENDED     TOTAL RETURN
Best Quarter:                                  Dec. 31, 1998         19.41%
Worst Quarter:                                Sept. 30, 1990        (13.16)%

The next table lists the Growth Fund's year-by-year average annual total return over the past one, five and ten-year periods, including sales charges. This table is intended to provide you with some indication of the risks of investing in the Fund. At the bottom of the table you can compare this performance with the S&P 500-Registered Trademark- and Lipper Growth Fund Index. The
S&P 500-Registered Trademark- is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Standard & Poor's, S&P, and S&P 500-Registered Trademark- are registered trademarks of Standard & Poor's Corporation. The Lipper Growth Fund Index is a widely recognized, equally weighted performance index (adjusted for capital gains distributions and income dividends) of the 30 largest open-end funds which invest in companies whose long term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. Comparative data for this index will no longer be available from Lipper effective December, 2000. A new comparative index will be selected at that time.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ending 12/31/99)

                                       PAST      PAST      PAST
                                     ONE YEAR  5 YEARS   10 YEARS
SM&R Growth Fund                       17.28%    20.14%     13.91%
S&P 500-Registered Trademark-          21.03%    28.55%     18.19%
Lipper Growth Fund Index               50.93%    30.51%     19.20%

                                  PERFORMANCE
      -------------------------------------------------------------------

SM&R EQUITY INCOME FUND
YEAR-BY-YEAR TOTAL RETURN (%)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1990   0.75%
1991  29.06%
1992   3.31%
1993  10.63%
1994  -0.61%
1995  29.12%
1996  16.46%
1997  22.72%
1998  12.11%
1999  -1.39%

                                             QUARTER ENDED     TOTAL RETURN
Best Quarter:                                  Dec. 31, 1991         11.12%
Worst Quarter:                                Sept. 30, 1999         (8.72)%

The next table lists the Equity Income Fund's year-by-year average annual total return over the past one, five and ten-year periods, including sales charges. This table is intended to provide you with some indication of the risks of investing in the Fund. At the bottom of the table you can compare this performance with the S&P 500-Registered Trademark- and the Lipper Equity Income Fund Index. The S&P 500-Registered Trademark- is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Standard & Poor's, S&P, and S&P 500-Registered Trademark- are registered trademarks of Standard & Poor's Corporation. The Lipper Equity Income Fund Index is a widely recognized, equally weighted performance index (adjusted for capital gains distributions and income dividends) of the 10 largest open-end funds which seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ending 12/31/99)

                                       PAST      PAST      PAST
                                     ONE YEAR  5 YEARS   10 YEARS
SM&R Equity Income Fund                (7.06)%   13.97%     11.00%
S&P 500-Registered Trademark-          21.03%    28.55%     18.19%
Lipper Equity Income Fund Index         4.20%    17.80%     13.04%

SM&R BALANCED FUND
YEAR-BY-YEAR TOTAL RETURN (%)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1990   1.37%
1991  24.53%
1992   3.00%
1993   6.31%
1994   1.49%
1995  22.29%
1996  11.86%
1997  17.46%
1998  13.83%
1999  11.87%

                                             QUARTER ENDED     TOTAL RETURN
Best Quarter:                                  Dec. 31, 1998         10.18%
Worst Quarter:                                Sept. 30, 1990         (7.64)%

The next table lists the Balanced Fund's year-by-year average annual total return over the past one, five and ten-year periods, including sales charges. This table is intended to provide you with some indication of the risks of investing in the Fund. At the bottom of the table you can compare this performance with the Lehman Brothers Intermediate Government/Corporate Index and the Lipper Balanced Fund Index. The Lehman Brothers Intermediate Government/Corporate Index is an unmanaged index generally representative of the performance of the bond market as a whole. The Lipper Balanced Fund Index is a widely recognized, equally weighted performance index (adjusted for capital gains distributions and income dividends) of the 30 largest open-end funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds. The stock/bond ratio typically ranges around 60%/40%.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ending 12/31/99)

                                       PAST      PAST      PAST
                                     ONE YEAR  5 YEARS   10 YEARS
SM&R Balanced Fund                      5.43%    14.04%     10.47%
Lehman Brothers Intermediate
Government/Corporate Index              0.38%     7.10%      7.26%
Lipper Balanced Fund Index              8.96%    16.33%     12.26%

                             EXPENSES OF THE FUNDS
      -------------------------------------------------------------------

FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of the funds.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                   EQUITY
                                       GROWTH      INCOME    BALANCED
                                        FUND        FUND       FUND
                                      CLASS T     CLASS T    CLASS T
Maximum Sales Charge Imposed on
Purchases
(as a percentage of offering price)      5.75%(1)     5.75%(1)   5.75%(1)
Maximum Deferred Sales Charge
(as a percentage of the lesser of
the offering price or redemption
value)(2)                                 None        None      None
Maximum Sales Charge Imposed on
Reinvested Dividends
and Other Distributions (as a
percentage of offering price)             None        None      None
Exchange Fees                             None        None      None
Redemption Fees                              (2)         (2)       (2)
Other Expenses                               (6)         (6)       (6)

ANNUAL FUND OPERATING EXPENSES(3)
(expenses that are deducted from fund assets)

                                                   EQUITY
                                       GROWTH      INCOME    BALANCED
                                        FUND        FUND       FUND
                                      CLASS T     CLASS T    CLASS T
Management Fees                          0.48%       0.68%     0.75%
Other Expenses(4)                        0.39%       0.37%     0.66%
Total Annual Fund Operating
Expenses(5)                              0.87%       1.05%     1.41%
                                      -------     -------    ------
Net Expenses                             0.87%       1.05%     1.41%

FOOTNOTES TO FEES AND EXPENSES

(1) You pay a sales charge of 5.75% on shares of less than $50,000. You pay a reduced sales charge at certain breakpoints, as follows: 4.50% on initial investments of at least $50,000 but less than $100,000; 3.50% on initial investments of at least $100,000 but less than $250,000; 2.50% on initial investments of at least $250,000 but less than $500,000; and zero on initial investments of $500,000 or more.
(2)  You pay a $10.00 transaction fee for each expedited wire redemption.
(3) The "Management Fees" and "Other Expenses" shown for the funds are for the year ended December 31, 1999. NO DISTRIBUTION OR SERVICE (12b-1) FEES ARE IMPOSED ON CLASS T SHARES OF THE FUNDS.
(4) "Other Expenses" include the 0.25% Administrative Service Fee. "Other Expenses" for Class T shares are based on the expenses and average net assets of the Growth, Equity Income, and Balanced Fund for the fiscal year ended December 31, 1999.
(5) The Fee Table does NOT reflect any fees waived or expenses assumed either contractually or voluntarily by the funds' manager, Securities Management and Research, Inc. ("SM&R"). Pursuant to the Administrative Service Agreement, SM&R will pay (or reimburse) each fund for regular operating expenses in excess of 1.25% per year of such fund's average daily net assets. Regular operating expenses include the advisory fee and administrative fee, but do not include any 12b-1 fee or class-specific expenses.
(6) You pay a $7.50 per account annual custodian fee for the tax-deferred accounts.

                             EXPENSES OF THE FUNDS
      -------------------------------------------------------------------

EXPENSES
The tables below show the total expenses you would pay on a $10,000 investment over one, three-, five-, and ten-year periods. These examples are intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds and are for illustration only. These examples also assume that your investment has a 5% return each year, that you reinvest all of your dividends and that the funds' operating expenses remain the same. Your actual costs may be higher or lower than shown.

EXAMPLES OF FUND EXPENSES:

                               GROWTH FUND
                                                    ASSUMING NO REDEMPTION
                                                       AT END OF PERIOD
                                                           CLASS T
1 Year                                                      $  659
3 Years                                                     $  837
5 Years                                                     $1,029
10 Years                                                    $1,586

                            EQUITY INCOME FUND
                                                    ASSUMING NO REDEMPTION
                                                       AT END OF PERIOD
                                                           CLASS T
1 Year                                                      $  676
3 Years                                                     $  890
5 Years                                                     $1,121
10 Years                                                    $1,784

                              BALANCED FUND
                                                    ASSUMING NO REDEMPTION
                                                       AT END OF PERIOD
                                                           CLASS T
1 Year                                                      $  710
3 Years                                                     $  996
5 Years                                                     $1,302
10 Years                                                    $2,169

Because there are no deferred sales charges or redemption fees, you would pay the same expenses, based on these assumptions, if you did not redeem your shares.

                              SHARES OF THE FUNDS
      -------------------------------------------------------------------

The SM&R Growth Fund, Inc., SM&R Equity Income Fund, Inc., and the SM&R Balanced Fund, Inc., ("we," "SM&R Equity Funds" or the "Fund" or "Funds") offer Class T shares through this Prospectus. The funds offer Class T shares at net asset value plus an initial sales charge. Class T shares do not impose any distribution and service (12b-1) fees.

The Funds offer five other classes through separate prospectuses: (1) Class A "front-end load" shares; (2) Class B "back-end load" shares; (3) Class C "level load" shares; (4) Class Y "institutional" shares; and (5) Class J "network" shares offered through certain financial intermediaries that have distribution agreements with Securities Management and Research, Inc. ("SM&R"). Class A, Class B, Class C, Class Y, and Class J shares are subject to different sales charges and other expenses and, accordingly, may have expense ratios and performance that differs from those of Class T shares. You are encouraged to consider all of the class alternatives and choose the one that fits your individual circumstances at the lowest level of fees. FOR MORE INFORMATION ON THE OTHER CLASSES OF SHARES OR TO REQUEST A PROSPECTUS FOR ANOTHER CLASS, CALL INVESTOR SERVICES AT (800) 231-4639.

ELIGIBLE PURCHASERS OF
CLASS T SHARES

In general, Class T shares may only be purchased by existing shareholders that owned shares of the funds on December 31, 1998 and certain other designated persons. The other designated persons that can purchase Class T shares include:
  (a) present and retired directors, officers, and full-time employees of the Company.
  (b) present and retired directors, officers, registered representatives, and full-time employees of SM&R and their spouses;
  (c) present and retired officers, directors, insurance agents and full-time employees (and their spouses) of: (1) American National Insurance Company ("American National"), (2) American National subsidiaries, and (3) any corporation or partnership for which any of American National's present directors serve as a director or partner;
  (d) present and retired partners and full-time employees of legal counsel to SM&R (and officers and directors of any professional corporations which are partners of such legal counsel) and their spouses;
  (e) members of the immediate family (any parent, spouse of a parent, child, spouse of a child, spouse, brother, or sister, including step and adoptive relationships), grandchildren, grandparents and in-laws of any person named in (a), (b), (c), or (d) above;
  (f) any trust, pension, profit-sharing, IRA, or other benefit plan for any of such persons mentioned in (a), (b), (c), (d) or (e) (although shares of the Tax Free Fund should not be purchased by these entities);
  (g) custodial accounts for minor children of such persons mentioned in (a),
      (b), (c), (d) or (e) pursuant to the Uniform Gifts to Minors or Uniform Transfers to Minors Acts;
  (h) persons who have received a distribution from a pension, profit-sharing, or other benefit plan, to the extent such distribution represents the proceeds of a redemption of shares of any fund managed by SM&R; and
  (i) persons purchasing shares for a federal or state sponsored post-secondary education funding program.

YOU HAVE THE SOLE RESPONSIBILITY OF NOTIFYING SM&R THAT YOU INTEND TO QUALIFY UNDER ONE OF THESE CATEGORIES.

                              SHARES OF THE FUNDS
      -------------------------------------------------------------------

OPENING AN ACCOUNT. Your ability to open a new account depends on the basis of your eligibility to purchase Class T shares, as follows:
    - If you are eligible to purchase Class T shares because you are an existing shareholder of a fund (and owned shares on December 31, 1998), you can purchase additional Class T shares of the fund in which you are invested, but cannot open a new account in another fund. For example, if you own shares of the Growth Fund only (and you owned shares of that fund on December 31, 1998), you may purchase additional Class T shares of that fund. However, you cannot purchase Class T shares of the Equity Income Fund.
    - If you are a designated person listed in (a)-(i) above, you can open a new account in Class T shares and may purchase Class T shares of any fund managed by SM&R. YOU ARE ALSO ELIGIBLE FOR WAIVER OF THE INITIAL SALES CHARGE AS DESCRIBED BELOW.

CLASS T SALES CHARGES

The offering price of Class T shares is the net asset value plus a "front-end" sales charge. The sales charge is a percentage of the offering price, as shown in the following table:

                                                          SALES CHARGE
                                           SALES CHARGE    AS A % OF
                                            AS A % OF      NET AMOUNT
AMOUNT OF INVESTMENT                      OFFERING PRICE    INVESTED
Less than $50,000                                5.75%          6.1%
$50,000 but less than $100,000                    4.5%          4.7%
$100,000 but less than $250,000                   3.5%          3.6%
$250,000 but less than $500,000                   2.5%          2.6%
$500,000 and over                                 None          None

SALES CHARGE REDUCTIONS AND WAIVERS
DISCOUNTS THROUGH CONCURRENT PURCHASES. To qualify for a reduced sales charge on Class T shares, you may combine concurrent purchases of Class T shares of funds managed by SM&R that impose a front-end sales charge. Investors that are eligible to combine concurrent purchases to qualify for a reduced sales charge include:
  (1) Any individual;
  (2) Any individual, his or her spouse, and trusts or custodial accounts for their minor children;
  (3) A trustee or fiduciary of a single trust estate or single fiduciary account;
  (4) Tax-exempt organizations specified in Sections 501(c)(3) or (13) of the Internal Revenue Code, or employees' trusts, pension, profit-sharing, or other employee benefit plans qualified under Section 401 of the Internal Revenue Code; and
  (5) Employees (or employers on behalf of employees) under any employee benefit plan not qualified under Section 401 of the Internal Revenue Code.

Purchases in connection with employee benefit plans not qualified under Section 401 of the Internal Revenue Code will qualify for the above quantity discounts only if the fund will realize economies of scale in sales effort and sales related expenses as a result of the employer's or the plan's bearing the expense of any payroll deduction plan, making the fund's prospectus available to individual investors or employees, forwarding investments by such employees to the funds, and the like.

DISCOUNTS THROUGH A RIGHT OF ACCUMULATION. If you already own Class A or Class T shares of a fund managed by SM&R on which you paid a front-end sales charge, you may be able to receive

                              SHARES OF THE FUNDS
      -------------------------------------------------------------------

a discount when you buy additional shares. The current net asset value for the shares you already own may be "accumulated" -- I.E., combined together with the dollar amount being invested -- to achieve quantities eligible for discount.

LETTER OF INTENT. You may qualify for a reduced sales charge on purchases of Class T shares of funds managed by SM&R by completing the Letter of Intent section of the account application. Under a Letter of Intent, an investor expresses an intention to purchase, within 13 months of the initial investment, a specified amount of Class T shares of funds managed by SM&R which, if made concurrently, would qualify for a reduced sales charge. Upon execution of the Letter of Intent, the investor must make a minimum initial investment equal to ten percent (10%) of the amount necessary to qualify for the applicable reduced sales charge. To assure that the full applicable sales charge will be paid if the intended purchase is not completed, five percent (5%) of the total intended purchase amount will be held in escrow in shares registered in the investor's name. Shares held in escrow under a Letter of Intent are not eligible for the exchange privilege until the Letter of Intent is completed or canceled. A Letter of Intent does not represent a binding obligation on the part of the investor to purchase or the funds to sell the full amount of shares specified.

WAIVER OF INITIAL SALES CHARGE FOR CERTAIN PURCHASERS. After SM&R receives a written request, those designated person listed in (a)-(i) above may purchase Class T shares of the funds at net asset value per share without the imposition of any sales charge.

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS
      -------------------------------------------------------------------

Each Fund pursues its own investment objective through various investment policies and techniques. ONLY THE PRINCIPAL INVESTMENT STRATEGIES OF EACH FUND AND THE PRINCIPAL TYPES OF SECURITIES EACH FUND PLANS TO PURCHASE ARE DESCRIBED BELOW. More investment information is in the Statement of Additional Information. These policies and techniques are not fundamental and may be changed by the Board of Directors without shareholder approval.

Changes in a Fund's holdings, a Fund's performance, and the contribution of various investments are discussed in the shareholder reports sent to you.
    - SM&R HAS CONSIDERABLE LEEWAY IN CHOOSING INVESTMENT STRATEGIES AND SELECTING SECURITIES IT BELIEVES WILL HELP THE FUNDS ACHIEVE THEIR OBJECTIVES.

Because of the market risks inherent in any investment, the Funds may not achieve their investment objectives. In addition, effective management of each Fund is subject to general economic conditions and to the ability and investment techniques of management. The net asset value of each Fund's shares will vary and the redemption value of shares may be either higher or lower than the shareholder's cost. Since each Fund has a different investment objective, each will have different investment results and incur different market, financial, and other risks.

During unfavorable market conditions, each Fund may, but is not required to, make temporary investments that are not consistent with a Fund's investment objectives and principal strategies. Such defensive measures may include increasing cash, investing more assets in bonds or money market instruments, and where permitted by the individual Fund discussions that follow, investing in derivatives or other instruments. If a Fund takes such defensive measures, it may not achieve its investment objectives.

A Fund may trade actively and frequently to achieve its investment objective. A high turnover rate may increase transaction costs, affecting the Fund's performance over time. A high turnover rate may also result in higher capital gains distributions, increasing your tax liability.

SM&R GROWTH FUND, INC.
  The Growth Fund considers its portfolio investments and the composition of its total portfolio from the viewpoint of potential capital appreciation. The Growth Fund adjusts this composition from time to time in light of current conditions. Under normal conditions, the Growth Fund invests at least 85% of its total assets in common stocks.

  The Growth Fund invests in the stocks of financially sound companies that have a proven ability to make and sustain a profit over time. Management places an emphasis on companies with growth potential. The Growth Fund does not employ exotic investment strategies, such as using options and futures.

  We identify candidate stock investments based on (1) low equity valuation (price) and (2) improving earnings. Then, we evaluate each candidate stock on a fundamental basis by examining past financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole. We utilize this combination of disciplines and human judgement to drive our stock selection process. We believe in evaluating each company's prospects as opposed to relying on broad forecasts of industry prospects. We do not attempt to time economic, market, style or capitalization cycles. Diversification, or weighting of individual

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS
      -------------------------------------------------------------------

  economic sectors, is also dictated by a combination of disciplines and human judgement to varying degrees. We believe in never having less than half or more than double the market weighting in any one sector. The Growth Fund limits cash to 15% of its assets unless circumstances dictate otherwise.

  Because of the Growth Fund's goal of seeking long-term capital growth, certain sectors of the market will have greater weight in the Growth Fund's portfolio while other sectors of the market will have lower representation. For example, the Growth Fund generally overweights the technology sector, which represents approximately 15% to 20% of the Standard & Poor's 500 Index, in the portfolio relative to its market weight. This overweighting reflects the higher growth prospects of technology companies relative to the average company in the market. At varying times, we may also overweight other sectors of the market providing above average growth prospects, like healthcare and consumer staples.

  Conversely, the Growth Fund generally underrepresents certain sectors of the market in its portfolio that tend to have below average growth characteristics, like utilities, basic materials, and communications services. As a result of such strategic overweighting and underweighting, the Growth Fund's performance may differ substantially from broad market indexes like the S&P 500 and tend to incur more price volatility than these indexes.

  The Growth Fund may invest in convertible preferred stocks rated at least "B" by Standard and Poor's Corporation ("S&P") or at least "b" by Moody's Investors Service, Inc. ("Moody's") preferred stock ratings, and convertible debentures and notes rated at least "B" by S&P and Moody's corporate bond ratings. Investments in convertible securities having these ratings may involve greater risks than convertible securities having higher ratings.

  The proportion of assets invested in any particular type of security can be expected to vary, depending on SM&R's appraisal of market and economic conditions. Common stocks and convertible securities purchased will be of companies that SM&R believes will provide an opportunity for capital appreciation. On a temporary basis, the Growth Fund may invest in commercial paper which at the date of such investment, is rated in one of the two top categories by one or more of the nationally recognized statistical rating organizations, in certificates of deposit in domestic banks and savings institutions having at least $1 billion of total assets, and in repurchase agreements.

SM&R EQUITY INCOME FUND, INC.
  The Equity Income Fund considers its portfolio investments and the composition of its total portfolio not only from the viewpoint of present and potential yield, but also from the viewpoint of potential capital appreciation. We adjust this composition of portfolio investments from time to time to best accomplish the Equity Income Fund's investment objectives under current conditions. In pursuit of its objectives, the Equity Income Fund will invest in common stocks, preferred stocks, and marketable debt securities selected in accordance with its investment objectives. Common and preferred stocks purchased will generally be of companies with consistent and increasing dividend payment histories that SM&R believes will have further earnings potential sufficient to continue such dividend payments. Debt securities include publicly traded corporate bonds, debentures, notes, commercial paper, repurchase agreements, and certificates of deposit in domestic banks and savings institutions having at least $1 billion of total assets.

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS
      -------------------------------------------------------------------

  The proportion of assets invested in any particular type of security can be expected to vary, depending on SM&R's appraisal of market and economic conditions. Under normal conditions, the Equity Income Fund will invest at least 75% of its assets in equity securities rather than debt securities.

  We view common stocks, as well as investments in preferred stocks and bonds convertible into common stock, from their potential for capital appreciation in addition to their current and potential income yield. Our goal is to maintain a portfolio dividend yield (before fees and expenses) at least 50% greater than that of the S&P 500 Index.

  We identify candidate stock investments based on (1) low equity valuation (price) and (2) improving earnings. Then, we evaluate each candidate stock on a fundamental basis by examining past financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole. We utilize this combination of disciplines and human judgement to drive our stock selection process. We believe in evaluating each company's prospects as opposed to relying on broad forecasts of industry prospects. We do not attempt to time economic, market, style or capitalization cycles. Diversification, or weighting of individual sectors, is also dictated by a combination of disciplines and human judgement to varying degrees. We believe in never having less than half or more than double the market weighting in any one sector. Cash is limited to 15% of the fund unless circumstances dictate otherwise.

  Certain sectors of the market will have greater weight in the Equity Income Fund's portfolio while other sectors of the market will have lower representation. For example, the Equity Income Fund generally overweights the finance sector in its portfolio relative to that sector's market weight. This reflects the greater dividend prospects of financial companies like banks, insurance companies, and real estate investment trusts as compared to the average company in the market. At varying times, we may also overweight other sectors of the market that provide above average dividend prospects, like utilities and energy.

  Conversely, the Equity Income Fund generally underrepresents certain sectors of the market tending to have below average dividend yields, like technology, consumer staples, and healthcare. As a result of such strategic overweighting and underweighting, the Equity Income Fund's performance may differ substantially from broad market indexes like the S&P 500.

  Corporate debt obligations purchased by the Equity Income Fund will consist only of obligations rated either Baa or better by Moody's or BBB or better by S&P. Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above.

SM&R BALANCED FUND, INC.
  The Balanced Fund uses a "balanced" approach by investing part of its assets in stocks of well-known companies and the remainder in a combination of high-grade bonds, bonds convertible into the common stock of the issuing corporations, and money market instruments. We change the ratio of stocks to bonds in response to changing economic conditions. This flexibility helps to reduce price volatility.

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS
      -------------------------------------------------------------------

  The Balanced Fund's goal is relative stability of principal through a balance of stocks, bonds, and cash. The stocks serve to capture the benefits that ownership in corporate America brings. The bonds, meanwhile, can serve as a stabilizing force during times of eroding stock market value, as well as provide a fixed income payment stream into the portfolio.

  We identify candidate stock investments based on (1) low equity valuation (price) and (2) improving earnings. Then we evaluate each candidate stock on a fundamental basis by examining past financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole. We utilize this combination of disciplines and human judgement to drive our stock selection process. We believe in evaluating each company's prospects as opposed to relying on broad forecasts of industry prospects. We do not attempt to time economic, market, style or capitalization cycles. Diversification, or weighting of individual sectors, is also dictated by a combination of disciplines and human judgement to varying degrees. We believe in never having less than half or more than double the market weighting in any one sector. Cash is limited to 15% of the portfolio unless circumstances dictate otherwise. The Balanced Fund will only purchase corporate bonds rated either Baa or better by Moody's or BBB or better by S&P. Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above. The Balanced Fund may also invest in repurchase agreements. This balanced investment policy is intended to reduce risk and to obtain results in keeping with the Balanced Fund's objectives.

  The Balanced Fund will invest in fixed-income securities and equity securities as described above. However, the Balanced Fund will sometimes be more heavily invested in equity securities and at other times it will be more heavily invested in fixed-income securities, depending on management's appraisal of market and economic conditions. SM&R believes that a fund that is wholly invested in fixed-income securities carries a large interest rate risk. Interest rate risk is the uncertainty about losses due to changes in the rate of interest on debt instruments. The major interest rate risk for investors, however, is not in the interest rate itself, but in the change in the market price of bonds that results from changes in the prevailing interest rate. Higher interest rates would mean lower bond prices and lower net asset value for the Balanced Fund's shareholders assuming no change in its current investment objective and portfolio. Diversifying the Balanced Fund's portfolio with investments such as commercial paper, convertible securities, and common stocks may reduce the decline in value attributable to the increase in interest rate and resulting decrease in the market value of bonds and may reduce the interest rate risk. However, stock prices also fluctuate in response to a number of factors, including changes in general level of interest rates, economic and political developments, and other factors which impact individual companies or specific types of companies. Such market risks cannot be avoided but can be limited through a program of diversification and a careful and consistent evaluation of trends in the capital market and fundamental analysis of individual equity holdings.

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS
      -------------------------------------------------------------------

  SM&R, through an ongoing program of asset allocation, will determine the appropriate level of equity and debt holdings consistent with SM&R's outlook and evaluation of trends in the economy and the financial markets. The Balanced Fund determines its level of commitment to common stocks and specific common stock investments as a result of this process. For example, within an environment of rising inflation, common stocks historically have preserved their value better than bonds; therefore, inclusion of common stocks could tend to conserve principal better than a portfolio consisting entirely of bonds and other debt obligations. In addition, within an environment of accelerating growth in the economy, common stocks historically have conserved their value better than bonds in part due to a rise in interest rates that occurs coincidentally with accelerating growth and profitability of the companies.

                               OTHER RISK FACTORS
      -------------------------------------------------------------------

  The following discussion relates to all three Funds. The Fund summaries located at the beginning of this prospectus identifies some specific risks applicable to each individual Fund.

GENERAL. There is no assurance that a Fund will achieve its goals. Generally, if the securities owned by a fund increase in value, the value of the shares of the fund which you own will increase. Similarly, if the securities owned by a Fund decrease in value, the value of your shares will also go down. In this way, you participate in any change in the value of the securities owned by a Fund.

  The risk inherent in investing in any fund is a risk common to any security. That is, the value of a Fund's shares will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the underlying portfolio securities held by that Fund. Each Fund's share value depends on general economic and securities market conditions, the investment decisions of its management, and numerous other factors. All of these factors are inherently uncertain and, in some cases, unforeseeable.

  Any of the Funds could lose money if the stock markets in general go down or if the particular stocks purchased by a Fund go down in value. In addition, the Funds could lose money if prevailing interest rates increase or if the debt securities purchased by a Fund are downgraded or defaulted upon.

STOCK INVESTMENT RISKS. Because each Fund invests a substantial portion of its assets in stocks, the value of each Fund's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile and stock prices can change substantially. This market risk will affect each Fund's net asset value per share, which will fluctuate as the values of each Fund's portfolio securities change. Stock prices do not always change uniformly or at the same time and the various stock markets do not always move in the same direction at the same time. Other factors specific to a particular company also affect that company's stock price (for example, poor earnings, loss of major customers, or major litigation). The Funds cannot always predict the factors that will affect a stock's price. The Funds, however, do attempt to limit market risk by diversifying their investments.

  For the Growth Fund and the Equity Income Fund, the portfolio managers decide to overweight or underweight certain industry sectors and to purchase individual stocks based on their assessment of the future growth or income prospects of an industry sector or particular stock. If certain industries or investments do not perform as a Fund expects (I.E., do not grow in value or produce dividend income as expected), that Fund could underperform its peers or lose money.

  The Growth Fund is generally considered more aggressive than the Equity Income and Balanced Funds because it invests for capital appreciation in common stocks, emphasizing "growth" stocks that tend to be more volatile than other investments. Investors in the Growth Fund should expect greater fluctuations in share price, yield, and total return than with less aggressive funds.

DEBT SECURITIES RISKS. Debt securities are subject to changes in their values due to changes in prevailing interest rates. When prevailing interest rates fall, the values of already-issued debt securities generally rise. Accordingly, if interest rates go down after a security is purchased, such security might be valued and/or sold at a price greater than its cost. On the other hand, when prevailing interest rates rise, the

                               OTHER RISK FACTORS
      -------------------------------------------------------------------

  values of already-issued debt securities generally fall. Accordingly, if interest rates increase after a security is purchased, such security might be valued and/or sold at a price less than its cost. The magnitude of these fluctuations will generally be greater for longer-term debt securities than shorter-term debt securities.

  The Funds could lose money if any bonds they own are downgraded in credit rating or go into default. In general, lower-rated bonds, such as junk bonds, have higher credit risks. The Growth Fund is the only Fund permitted to invest in junk bonds. Junk bonds have additional risks, including limitations on a fund's ability to re-sell the lower-rated debt securities and less readily available market quotations for such securities. If there are not readily available market quotations for a debt security, its value is determined largely by the investment manager's judgment. When and if the debt security is sold, the investment manager may find that its estimation of the debt security's value is substantially different than the actual price at which it can be sold. Moreover, substantial redemptions of fund shares could require a fund to sell portfolio securities at a time when a sale might not be favorable.

OTHER RISKS. Each investor will be subject to all the risks normally attendant to business operations, changes in general economic conditions, governmental rules and fiscal policies, acts of God, and other factors beyond the control of the Funds' management.

SMALLER COMPANY RISKS. Smaller companies in which each of the Funds may invest may involve greater risks than large established companies. Such smaller companies may have limited product lines, markets, financial resources, and management depth. Their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. Smaller companies may also be more vulnerable than larger companies to adverse business or market developments. As a result, the prices of smaller companies may fluctuate to a greater degree than the prices of securities of larger companies.

                         THE FUNDS AND THEIR MANAGEMENT
      -------------------------------------------------------------------

INVESTMENT ADVISER

Each Fund's Board of Directors has delegated to Securities Management and Research, Inc. ("SM&R"), the Fund's investment adviser, the management of the Fund's day-to-day business and affairs. In addition, SM&R invests the Funds' assets, provides administrative services, and serves as transfer agent, custodian, dividend paying agent, and underwriter. While the use of this combined Prospectus subjects each Fund to possible liability as the result of statements or omissions regarding another Fund, the Board of Directors of each Fund considers the benefits to the respective Fund of using a combined Prospectus to outweigh the risk.

SM&R is a wholly-owned subsidiary of American National Insurance Company ("American National"). SM&R was incorporated in 1964 and has managed mutual funds since 1966. SM&R also serves as investment adviser to other clients including banks, employee benefit plans, other investment companies, banks, foundations and endowment funds.

ADVISORY AGREEMENTS
GROWTH FUND. We deduct an investment advisory fee from the value of the shares each day. We calculate this fee for the Growth Fund at the annual rate as follows:

ON THE PORTION OF THE FUND'S                        BASIC ADVISORY
AVERAGE DAILY NET ASSETS                            FEE ANNUAL RATE
Not exceeding $100,000,000                                 0.750%
Exceeding $100,000,000 but not exceeding
$200,000,000                                               0.625%
Exceeding $200,000,000 but not exceeding
$300,000,000                                               0.500%
Exceeding $300,000,000                                     0.400%

We adjust the basic advisory fee rate by comparing the fund's investment performance during the previous thirty-six (36) months with the investment performance of the Lipper Growth Fund Index (the "Lipper Index") published by Lipper Analytical Services, Inc. over the same period. Specifically, we adjust the basic advisory fee each month by adding to or subtracting from such rate, when appropriate, the applicable performance adjustment amount percentage shown in the table below. The resulting advisory fee rate is then applied to the average daily net asset value of the fund for the succeeding month. The advisory fee for such month will be one-twelfth (1/12) of the resulting dollar figure.

                                                     PERFORMANCE
PERFORMANCE COMPARED                                  ADJUSTMENT
TO LIPPER INDEX                                         AMOUNT
0.10% to 0.99% above                                        +0.02%
1.00% to 1.99% above                                        +0.04%
2.00% to 2.99% above                                        +0.06%
3.00% to 3.99% above                                        +0.08%
4.00% to 4.99% above                                        +0.10%
5.00% to 5.99% above                                        +0.12%
6.00% to 6.99% above                                        +0.14%
7.00% to 7.99% above                                        +0.16%
8.00% to 8.99% above                                        +0.18%
9.00% and above                                             +0.20%
0.10% to 0.99% below                                        -0.02%
1.00% to 1.99% below                                        -0.04%
2.00% to 2.99% below                                        -0.06%
3.00% to 3.99% below                                        -0.08%
4.00% to 4.99% below                                        -0.10%
5.00% to 5.99% below                                        -0.12%
6.00% to 6.99% below                                        -0.14%
7.00% to 7.99% below                                        -0.16%
8.00% to 8.99% below                                        -0.18%
9.00% and below                                             -0.20%

See "INVESTMENT ADVISORY AND OTHER SERVICES" in the Funds' Statement of Additional Information for a more detailed description of the method used in calculating the performance adjustment. See Appendix B for a description of these ratings.

EQUITY INCOME AND BALANCED FUNDS. We deduct an investment advisory fee from the value

                         THE FUNDS AND THEIR MANAGEMENT
      -------------------------------------------------------------------

of the shares each day. We calculate this fee for the Equity Income and Balanced Funds at the annual rate as follows:

ON THE PORTION OF THE FUND'S                        BASIC ADVISORY
AVERAGE DAILY NET ASSETS                            FEE ANNUAL RATE
Not exceeding $100,000,000                                 0.750%
Exceeding $100,000,000 but not exceeding
$200,000,000                                               0.625%
Exceeding $200,000,000 but not exceeding
$300,000,000                                               0.500%
Exceeding $300,000,000                                     0.400%

SM&R received total advisory fees from the Growth, Equity Income, and Balanced Funds for the fiscal year ended December 31, 1999 of 0.48%, 0.68%, and 0.75%, respectively, of each Fund's average daily net assets. Each fund's advisory fees may be higher than the fees paid by other mutual funds, but each fund believes its fees are comparable to those paid by funds with the same or similar investment objective.

ADMINISTRATIVE SERVICES
Pursuant to Administrative Service Agreements with the funds, SM&R provides all non-investment related management, executive, administrative, transfer agent, and operational services to the Funds. Under the agreements, SM&R receives an administrative service fee from each fund at the annual rate of average daily net asset values as follows:

ON THE PORTION OF THE FUND'S                        ADMINISTRATIVE SERVICE FEE
AVERAGE DAILY NET ASSETS                                   ANNUAL RATE
Not exceeding $100,000,000                                          0.25%
Exceeding $100,000,000 but not exceeding
$200,000,000                                                        0.20%
Exceeding $200,000,000 but not exceeding
$300,000,000                                                        0.15%
Exceeding $300,000,000                                              0.10%

In each fund's administrative service agreement, SM&R has agreed to pay (or to reimburse each fund for) each fund's regular operating expenses in excess of 1.25% per year of such fund's average daily net assets. Regular operating expenses include the advisory fee and administrative service fee, if any, paid to SM&R, but do not include 12b-1 fees, class-specific expenses, interest, taxes, commissions, and other expenses incidental to portfolio transactions.

SM&R received total administrative service fees of 0.22% for the Growth Fund; 0.22% for the Equity Income Fund; and 0.25% for the Balanced Fund for the fiscal year ended December 31, 1999 of each fund's average daily net assets.

PORTFOLIO MANAGEMENT

SM&R's portfolio management team uses a disciplined, team approach in providing investment advisory services to the funds. While the following individual is primarily responsible for the day-to-day portfolio management of the funds, all accounts are reviewed on a regular basis by SM&R's Investment Committee to ensure that they are being invested in accordance with investment policies.

GORDON D. DIXON, DIRECTOR, SENIOR VICE PRESIDENT, CHIEF INVESTMENT OFFICER OF
  SECURITIES MANAGEMENT AND RESEARCH, INC., VICE PRESIDENT, CO-MANAGER.
   Mr. Dixon joined Securities Management and Research, Inc. in 1993. Mr. Dixon serves as Co-Portfolio Manager of the SM&R Growth Fund, SM&R Equity Income Fund and SM&R Balanced Fund. He was previously Portfolio Manager of the SM&R Growth Fund, SM&R Equity Income Fund and SM&R Balanced Fund. Mr. Dixon also serves as Vice President of the American National Investment Accounts, Inc., Portfolio Manager for it's American National ("A.N.") Government Bond Portfolio and the A.N. High Yield Bond Portfolio, Co-Manager of it's, A.N. Growth Portfolio, A.N. Equity Income Portfolio, A.N. Balanced Portfolio and A.N. International Stock

                         THE FUNDS AND THEIR MANAGEMENT
      -------------------------------------------------------------------

  Portfolio. He also serves as Portfolio Manager of the SM&R Investments, Inc.--SM&R Government Bond Fund and SM&R Tax Free Fund. He graduated from the University of South Dakota with a B.A. in Finance and Accounting and from Northwestern University in 1972 with an M.B.A in Finance and Accounting.
  Mr. Dixon began his investment career in 1972 as an Administrative and Research Manager with Penmark Investments. In 1979 he began working for American Airlines in the management of the $600 million American Airlines Pension Portfolio, of which approximately $100 million was equities. In 1984 he was employed by C&S/ Sovran Bank in Atlanta, Georgia as Director of Equity Strategy where he had responsibility for all research, equity trading and quantitative services groups as well as investment policy input of a portfolio of approximately $7 billion, of which $3.5 billion was equities.

ANDREW R. DUNCAN, SR. SECURITIES ANALYST/ PORTFOLIO MANAGER.  Mr. Duncan joined
  SM&R's staff in 1997 as Sr. Securities Analyst/ Portfolio Manager. Mr. Duncan serves as Portfolio Manager of the SM&R Equity Income Fund, SM&R Balanced Fund, the American National Investment Accounts, Inc.--American National ("A.N.") Equity Income Portfolio, A.N. Balanced Portfolio, and the A.N. International Stock Portfolio. He graduated from West Virginia University in 1995 with a BS/BA degree in Finance and from Texas A&M University in 1996 with an MS in Finance.

ANDRE J. HODLEWSKY, SECURITIES ANALYST/ PORTFOLIO MANAGER.  Mr. Hodlewsky joined
  SM&R in 1998 as Securities Analyst. Mr. Hodlewsky serves as Portfolio Manager of the SM&R Growth Fund and the American National Investment Accounts, Inc.--American National ("A.N.") Growth Portfolio and A.N. Small-Cap/Mid-Cap Portfolio. He graduated from the University of Wisconsin in 1990 with a BA in Graphic Design and Industrial Design and from the University of Wisconsin in 1999 with an MBA in Marketing and Finance. Prior to joining SM&R's staff, he held a position at Rockwell from 1995 to 1997 in their Internet and Multi-Media Design Group and Mandel Company in Milwaukee, Wisconsin, from 1993 to 1995 in the Prepress Technology Division.

                              FINANCIAL HIGHLIGHTS
      -------------------------------------------------------------------

UNDERSTANDING THE FINANCIAL HIGHLIGHTS
The condensed financial information on the following pages relfect all of the fees and expenses imposed by each of the Funds which contributed to the changes in the share price of each Fund during the period. It also shows the changes in share price for this period in comparison to changes over the last five fiscal years or less, if the fund is not five years old.

On a per-share basis, the table includes as appropriate

    - share price at the beginning of the period
    - investment income and capital gains or losses
    - distributions of income and capital gains paid to shareholders
    - share price at the end of the period

The table also includes some key statistics for the period as appropriate

    - Total Return -- the overall percentage of return of the fund, assuming the reinvestment of all distributions
    - Expense Ratio -- operating expenses as a percentage of average net assets
    - Net Income Ratio -- net investment income as a percentage of average net assets
    - Portfolio Turnover -- the percentage of the fund's buying and selling activity

The Financial Highlights have been audited by the Fund's independent auditors, Tait, Weller & Baker. Their Independent Auditor's Report is included in the fund's annual report for the year ended December 31, 1999, which is incorporated by reference into the Statement of Additional Information and is available upon request.

                              FINANCIAL HIGHLIGHTS
      -------------------------------------------------------------------

GROWTH FUND

The following financial highlights table is intended to help you understand the Growth Fund's financial performance for the past five years. Certain information reflects financial results for a single share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Growth Fund (assuming reinvestment of all dividends and distributions), but do not reflect any sales loads that would be imposed on the purchase or sale of any shares. This information is derived from the financial statements of the Growth Fund, which for the years ended December 31, 1997, 1998 and 1999 have been audited by Tait, Weller & Baker, independent auditors, whose report, along with the Growth Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request. The information for years ending December 31, 1996 and prior, has been audited by the Growth Fund's former independent auditors.

--------------------------------------------------------------------------------

                                         YEAR ENDED DECEMBER 31,
                           ----------------------------------------------------
                            1999     1998     1997     1996          1995
-------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR          $ 5.69   $ 5.24   $ 4.95   $ 4.39        $ 3.83
                           ======   ======   ======   ======        ======
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS
Net Investment Income        0.03     0.04     0.06     0.05          0.08
-------------------------------------------------------------------------------
Net Realized and
Unrealized Gain (Loss) on
Securities                   1.35     0.85     1.03     0.73          0.88
                           ======   ======   ======   ======        ======
-------------------------------------------------------------------------------
Total from investment
operations                   1.38     0.89     1.09     0.78          0.96
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
Investment Income           (0.03)   (0.04)   (0.06)   (0.05)        (0.08)
-------------------------------------------------------------------------------
Distributions from
Capital Gains               (0.27)   (0.40)   (0.74)   (0.17)        (0.32)
                           ======   ======   ======   ======        ======
-------------------------------------------------------------------------------
Total distributions         (0.30)   (0.44)   (0.80)   (0.22)        (0.40)
                           ======   ======   ======   ======        ======
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
YEAR                       $ 6.77   $ 5.69   $ 5.24   $ 4.95        $ 4.39
                           ======   ======   ======   ======        ======
-------------------------------------------------------------------------------
TOTAL RETURN                24.49%   18.35%   22.24%   17.64%        25.20%
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR
(000'S OMITTED)            $230,203 $203,109 $178,344 $152,758    $134,821
-------------------------------------------------------------------------------
Ratio of Expenses to
Average Net Assets           0.87%    0.85%    0.96%    1.15%         0.98%
-------------------------------------------------------------------------------
Ratio of Net Income to
Average Net Assets           0.44%    0.69%    1.03%    1.02%         1.67%
-------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE     16.13%   27.31%   46.79%   18.72%        37.00%
-------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
      -------------------------------------------------------------------

EQUITY INCOME FUND

The following financial highlights table is intended to help you understand the Equity Income Fund's financial performance for the past five years. Certain information reflects financial results for a single Equity Income Fund share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Equity Income Fund (assuming reinvestment of all dividends and distributions), but do not reflect any sales loads that would be imposed on the purchase or sale of any shares. This information is derived from the financial statements of the Equity Income Fund, which for the years ended December 31, 1997, 1998 and 1999 have been audited by Tait, Weller & Baker, independent auditors, whose report, along with the Equity Income Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request. The information for years ending December 31, 1996 and prior, has been audited by the Equity Income Fund's former independent auditors.

--------------------------------------------------------------------------------

                                         YEAR ENDED DECEMBER 31,
                           ----------------------------------------------------
                            1999     1998     1997     1996          1995
-------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR          $28.02   $26.99   $25.05   $22.59        $18.90
                           ======   ======   ======   ======        ======
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS
Net Investment Income        0.54     0.62     0.63     0.58          0.62
-------------------------------------------------------------------------------
Net Realized and
Unrealized Gain (Loss) on
Securities                  (0.96)    2.50     4.96     3.10          4.82
                           ======   ======   ======   ======        ======
-------------------------------------------------------------------------------
Total from investment
operations                  (0.42)    3.12     5.59     3.68          5.44
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
Investment Income           (0.54)   (0.62)   (0.64)   (0.58)        (0.63)
-------------------------------------------------------------------------------
Distributions from
Capital Gains               (1.76)   (1.47)   (3.01)   (0.64)        (1.12)
                           ======   ======   ======   ======        ======
-------------------------------------------------------------------------------
Total distributions         (2.30)   (2.09)   (3.65)   (1.22)        (1.75)
                           ======   ======   ======   ======        ======
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
YEAR                       $25.30   $28.02   $26.99   $25.05        $22.59
                           ======   ======   ======   ======        ======
-------------------------------------------------------------------------------
TOTAL RETURN                (1.39)%  12.11%   22.72%   16.46%        29.12%
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR
(000'S OMITTED)            $187,988 $218,980 $198,687 $165,786    $141,058
-------------------------------------------------------------------------------
Ratio of Expenses to
Average Net Assets           1.05%    1.01%    1.05%    1.10%         1.12%
-------------------------------------------------------------------------------
Ratio of Net Income to
Average Net Assets           1.94%    2.22%    2.28%    2.42%         2.89%
-------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE      9.81%   19.29%   39.14%   27.07%        44.00%
-------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
      -------------------------------------------------------------------

BALANCED FUND

The following financial highlights table is intended to help you understand the Balanced Fund's financial performance for the past five years. Certain information reflects financial results for a single Balanced Fund share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Balanced Fund (assuming reinvestment of all dividends and distributions), but do not reflect any sales loads that would be imposed on the purchase or sale of any shares. This information is derived from the financial statements of the Balanced Fund, which for the years ended December 31, 1997, 1998 and 1999 have been audited by Tait, Weller & Baker, independent auditors, whose report, along with the Balanced Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request. The information for years ending December 31, 1996 and prior, has been audited by the Balanced Fund's former independent auditors.

--------------------------------------------------------------------------------

                                     YEAR ENDED DECEMBER 31,
                           -------------------------------------------
                            1999     1998     1997     1996     1995
----------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR          $19.63   $18.32   $17.90   $16.85   $ 14.32
                           =======  =======  =======  =======  =======
----------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS
Net Investment Income       0.42     0.48     0.57     0.49       0.49
----------------------------------------------------------------------
Net Realized and
Unrealized Gain (Loss) on
Securities                  1.84     1.96     2.50     1.48       2.67
                           =======  =======  =======  =======  =======
----------------------------------------------------------------------
Total from investment
operations                  2.26     2.44     3.07     1.97       3.16
----------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
Investment Income          (0.42)   (0.47)   (0.59)   (0.49)     (0.49)
----------------------------------------------------------------------
Distributions from
Capital Gains              (0.80)   (0.66)   (2.06)   (0.43)     (0.14)
                           =======  =======  =======  =======  =======
----------------------------------------------------------------------
Total distributions        (1.22)   (1.13)   (2.65)   (0.92)     (0.63)
                           =======  =======  =======  =======  =======
----------------------------------------------------------------------
NET ASSET VALUE, END OF
YEAR                       $20.67   $19.63   $18.32   $17.90   $ 16.85
                           =======  =======  =======  =======  =======
----------------------------------------------------------------------
TOTAL RETURN               11.87%   13.83%   17.46%   11.86%     22.29%
----------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR
(000'S OMITTED)            $30,146  $29,367  $25,838  $23,188  $21,757
----------------------------------------------------------------------
Ratio of Expenses with
reimbursement to Average
Net Assets                  1.25%    1.25%    1.26%    1.21%      1.26%
----------------------------------------------------------------------
Ratio of Expenses without
reimbursement to Average
Net Assets                  1.41%    1.37%    1.36%    1.34%      1.46%
----------------------------------------------------------------------
Ratio of Net Income to
Average Net Assets          2.15%    2.55%    3.02%    2.83%      2.99%
----------------------------------------------------------------------
PORTFOLIO TURNOVER RATE    18.01%   16.01%   27.52%   23.78%     16.39%
----------------------------------------------------------------------

           SHAREHOLDER'S GUIDE TO INVESTING WITH SM&R'S MUTUAL FUNDS
      -------------------------------------------------------------------

                  IMPORTANT SHAREHOLDER FACTS AND INFORMATION

THIS SECTION OF THE PROSPECTUS IS PROVIDED TO HELP YOU BECOME FAMILIAR WITH THE TYPES OF ACCOUNTS AND SERVICES AVAILABLE IN THE SM&R EQUITY FUNDS. IT EXPLAINS THE VARIOUS SERVICES AVAILABLE TO YOU AND FEATURES YOU CAN ESTABLISH AS PART OF YOUR ACCOUNT IN THE "FUNDS" AS WELL AS ACCOUNT POLICIES AND FEES THAT MAY APPLY TO YOUR ACCOUNT.

 WEB SITE:  www.smrinvest.com

 BUSINESS HOURS:
      8:00 A.M. TO 4:30 P.M. CENTRAL TIME EACH DAY THE NEW YORK STOCK EXCHANGE IS OPEN FOR TRADING ("REGULAR TRADING DAY")

     24-HOUR ACCESS TO ACCOUNT INFORMATION. SEE "VOICE RESPONSE UNIT" UNDER "OTHER SERVICES" IN THIS GUIDE

 MAILING ADDRESS:
      SECURITIES MANAGEMENT AND RESEARCH, INC.
      P.O. BOX 58969
      HOUSTON, TEXAS 77258-8969

 OVERNIGHT MAILING ADDRESS AND STREET ADDRESS:
      SECURITIES MANAGEMENT AND RESEARCH, INC.
      2450 SOUTH SHORE BOULEVARD, SUITE 400
      LEAGUE CITY, TEXAS 77573

 IMPORTANT PHONE NUMBERS:
      INVESTOR HOTLINE/VOICE RESPONSE:
           1-877-239-2049
      INVESTOR SERVICES DEPARTMENT:
           1-800-231-4639

 FAX NUMBERS:
      TRANSFER AGENCY:
           1-281-538-4983

 WIRING INSTRUCTIONS:
      MOODY NATIONAL BANK OF GALVESTON
      ABA #113100091
      SECURITIES MANAGEMENT AND RESEARCH, INC.
      #035 868 9
      NAME OF CLASS AND FUND (E.G. CLASS A OF THE GOVERNMENT BOND FUND) FUND ACCOUNT NUMBER (NUMBER APPEARS ON YOUR CONFIRMATION STATEMENT) YOUR NAME (E.G., MARY SMITH)

 THIRD PARTY CHECKS
 To prevent fraud, SM&R will not accept checks made payable to third parties to open new accounts. Tax-deferred rollover checks, properly endorsed, will be accepted.

 MINIMUM INVESTMENT AMOUNTS:

                                  INITIAL         ADDITIONAL
                                INVESTMENT        INVESTMENT
Regular Accounts                  $  100             $ 20
Automatic Investment Plan         $  100             $ 20
Retirement Plans                  $  100             $ 20

 The Funds' low investment minimums make investing easy. Once you decide on a fund, an investment amount, and a share class simply talk to your representative or broker-dealer, or fill out an application and send in your investment.

 The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain types of accounts.

 CERTIFICATES
 Share certificates are not issued by the Funds. Your purchases are maintained on the records of the Funds in book shares. This provides you with easy access to your shares. You have the same rights of share ownership as you would if certificates had been issued.

 SPECIAL FEES:
     - Tax-deferred: $7.50 per account custodian fee deducted annually
     - Wiring fee: $10.00 for wire redemption proceeds under $10,000

 SIGNATURE GUARANTEE REQUIREMENTS:
 Required on all redemptions in amounts of $50,000 or more. Other requirements apply and are discussed later in this guide.

 TELEPHONE SERVICES:
 SM&R will automatically establish a telephone redemption/exchange option for all non-qualified and non-tax deferred accounts, unless you instruct us not to do so. These services are not available to participants of post-secondary education programs. Refer to "Telephone Services" later in this guide.

PLEASE KEEP IN MIND THAT ACCOUNT POLICIES (INCLUDING FEES), SERVICES AND FEATURES MAY BE MODIFIED OR DISCONTINUED WITHOUT SHAREHOLDER APPROVAL OR PRIOR NOTICE. DURING TIMES OF ECONOMIC TURMOIL OR MARKET VOLATILITY, SEVERE WEATHER, OR NATURAL DISASTER YOU MAY NOT BE ABLE TO REACH SM&R BY TELEPHONE TO INSTITUTE A REDEMPTION OR EXCHANGE.

           SHAREHOLDER'S GUIDE TO INVESTING WITH SM&R'S MUTUAL FUNDS
      -------------------------------------------------------------------

TYPES OF ACCOUNTS AVAILABLE

BELOW IS A BRIEF EXPLANATION OF THE DIFFERENT ACCOUNTS AVAILABLE IN THE FUNDS.

  INDIVIDUAL OR JOINT OWNERSHIP
    Individual accounts are owned by one person. Joint accounts have two or more owners.

  A UNIFORM GIFT OR TRANSFER TO MINOR (UGMA OR UTMA)
    An UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's Social Security number on the application.

  TRUST
    An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

  BUSINESS ACCOUNTS
    Corporations, partnerships, and sole proprietorships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner or owner of the business.

TAX-DEFERRED ACCOUNTS

  If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes, while saving for retirement. A contribution to certain types of these plans may also be tax deductible. Tax-deferred accounts include retirement plans described below and the Education IRA. Distributions from these plans are generally subject to income tax and may be subject to an additional tax if withdrawn prior to age 59 1/2 or used for a non-qualifying purpose. Information concerning IRAs and TSAs, and the forms necessary to adopt such plans, can be obtained by contacting your registered representative, your broker-dealer, or by calling SM&R. INVESTORS SHOULD CONSULT THEIR TAX ADVISER OR LEGAL COUNSEL BEFORE SELECTING A TAX-DEFERRED ACCOUNT.

  Securities Management and Research, Inc. serves as custodian for the tax-deferred accounts offered by the funds. You will be charged an annual account maintenance fee of $7.50 for each tax-deferred account you have. The fee will be automatically deducted from your account (usually in the last quarter). The custodian reserves the right to change the amount of this fee or to waive it in whole or in part for certain types of accounts.

  TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS
    Traditional IRAs allow most individuals with earned income to contribute up to the lesser of $2000 or 100% of compensation annually.

  ROTH INDIVIDUAL RETIREMENT ACCOUNTS
    Roth IRAs allow most individuals with earned income to contribute up to the lesser of $2000 or 100% of compensation annually.

  EDUCATION IRA
    This plan allows individuals, subject to certain income limitations, to contribute up to $500 annually per child under the age of 18.

  SIMPLIFIED EMPLOYEE PENSION PLAN
    This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant.

  SIMPLE
    This plan allows employee pre-tax contributions up to $6,000 annually and may be matched by the employer up to a maximum of 3% of employees' compensations.

  PROFIT SHARING OR MONEY PURCHASE PENSION PLAN
    These plans are open to corporations, partnerships and sole proprietors to benefit their employees and themselves.

  SECTION 403(b)(7) PLAN
    Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a Section 403(b)(7) Plan.

PRICING OF FUND SHARES

GENERAL (HOW SHARES ARE PRICED). Each Fund's offering price is calculated once each day the New York Stock Exchange (the "Exchange") is open for regular trading. The offering price equals a Fund's net asset value plus the sales charge, if any, computed at the rate set forth in

           SHAREHOLDER'S GUIDE TO INVESTING WITH SM&R'S MUTUAL FUNDS
      -------------------------------------------------------------------

  the applicable tables for the classes. (See "Sales Charge Reductions and Waivers" in the prospectus.) You may purchase shares of the SM&R Primary Fund and SM&R Money Market Fund without a sales charge. Accordingly, the offering price for shares of these funds is net asset value. Although the legal rights of the Class A, B, and C shares are substantially identical, the different expenses borne by each class will result in different net asset values and dividends. The net asset value of the Class B and C shares generally will be lower than the Class A shares as a result of differences in service and distribution (12b-1) fees charged.

A NOTE ON PRICING. Each Fund's investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Funds' Board of Directors. The Funds also may use fair value pricing if the value of a security held by the Fund is materially affected by events occurring after the close of regular trading of the primary markets or exchanges on which the security is traded. In these situations, prices used by the Fund to calculate its net asset value may differ from quoted or published prices for the underlying securities.

SHARE PRICE -- EFFECTIVE DATE OF PURCHASES AND REDEMPTIONS. Each Fund's share price, called its net asset value, or NAV, is calculated once each day at the close of regular trading (currently 3:00 p.m. Central Time). NAV is not calculated on holidays or other days the Exchange is closed. In the event the Exchange closes early on a particular day, we will determine the net asset value of the Funds as of such earlier closing time. Below is the method used by the Funds to calculate the NAV on any given day.

                      Total Assets - Liabilities
Net Asset Value   =   --------------------------
                      Number of Shares Outstanding

Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. Each Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day, less any applicable transaction fee.

The price you pay or receive for shares of a Fund depends, in part, on the day and time you make your purchase or redemption. Purchases and redemptions will be executed on each day the Exchange is open for regular trading at the next NAV determined THAT DAY if:

    - SM&R receives your request in good order prior to the close of the regular trading day;
    - a securities dealer having a dealer contract with SM&R receives your order prior to the close of the regular trading day and reports your order to SM&R prior to SM&R's close of business (currently 4:30 p.m. Central Time) on the same day; or
    - SM&R is advised of bank wire purchases received by Moody National Bank before 3 p.m. Central Time.

  If we receive your order after the close of the regular trading day or on any day that the Exchange is closed, we will execute your purchase or redemption at the price determined on the next regular trading day. In unusual circumstances, the Funds may temporarily suspend the processing of sale requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

           SHAREHOLDER'S GUIDE TO INVESTING WITH SM&R'S MUTUAL FUNDS
      -------------------------------------------------------------------

                             HOW TO PURCHASE SHARES

YOU SHOULD REFER TO THE FIRST PAGE OF THIS SHAREHOLDER'S GUIDE "IMPORTANT SHAREHOLDER FACTS AND INFORMATION" FOR THE APPROPRIATE ADDRESSES AND TELEPHONE NUMBERS.

       METHOD                        OPENING AN ACCOUNT                             ADDING TO AN ACCOUNT
---------------------------------------------------------------------------------------------------------------------
BY MAIL OR THROUGH A   - Determine the Fund and the Class in which     - Make your check payable to SM&R.
REGISTERED              you want to invest.                            - Use the investment slip on your
REPRESENTATIVE         - Complete and sign the account application       confirmation, or
                       - Make the check payable to SM&R.               - Write a note specifying:
                       - Mail the application and your check to SM&R       -- Your account number
                        at the address on the first page of this           -- The Fund name
                        guide.                                             -- Share class
                       - Or deliver the information to your                -- The name(s) in which the account is
                        representative (provided he or she has a              registered.
                        broker-dealer arrangement with SM&R).          - Mail to the address indicated on the cover
                                                                        page of this guide.
---------------------------------------------------------------------------------------------------------------------
BY PHONE WIRE          - Call Investors Services to obtain a           - Call Investors Services at the number on the
                        reference number (call by noon, Central Time,    first page of this guide, on any business
                        if you want wired funds to be credited that      day.
                        day).                                          - You can send your investment either by:
                           Instruct your bank to wire or transfer          -- Federal Funds Wire (offers immediate
                           your purchase (your bank may charge a              access to funds), or
                           wiring fee) using the information on the        -- Electronic transfer via ACH which
                           first page of this guide.                         avoids wiring fees, if your bank account
                       - Complete the account application and mail to         is set up on file
                         the appropriate address.
                       - Wires received before 3:00 p.m. Central Time
                         on regular trading days will receive that
                         day's closing price (if not, you will
                         receive the next trading day's closing
                         price).
---------------------------------------------------------------------------------------------------------------------
BY EXCHANGE            - You can make an additional investment by exchange from an existing Fund in the SM&R Mutual
                         Funds to an existing account by calling Investor Services.
                       - You can only exchange shares in the same class with identical registrations.
                       - There is no sales charge or redemption fee when exchanging funds within the SM&R Mutual
                         Funds.
                       - Orders placed before 3 p.m. Central Time on regular trading days will receive that day's closing price (if not, you will receive the next regular trading day's closing price).
                       - Exchanges are limited to three per calendar quarter, and twelve per calendar year.
                       - Exchanges between accounts that do not have identical ownership registration must be made in writing.
                       - Be sure you read the prospectus for the Fund into which you are exchanging.
                       KEY POINT: AN EXCHANGE REPRESENTS THE SALE OF SHARES OF ONE FUND AND THE PURCHASE OF SHARES OF
                       ANOTHER FUND. THIS TRANSACTION MAY PRODUCE A TAXABLE GAIN OR LOSS IN A NON-TAX DEFERRED
                       ACCOUNT.
---------------------------------------------------------------------------------------------------------------------
AUTOMATIC INVESTMENT   - You can transfer money automatically from     - To establish automatic investing for an
PLAN THROUGH THE        your bank account into your Fund account on a   existing account, call Investor Services for
AUTOMATED CLEARING       monthly basis.                                  an application.
HOUSE (ACH)            - Initial investment minimum is $100 if you     - The minimum is $20.
                        invest at least $20 per month with this
                         service.
                       - To enroll, check off the box on the account
                         application and provide:
                           1. Your bank account information,
                           2. The amount and date of your monthly
                              investment, and
                           3. A voided check.
---------------------------------------------------------------------------------------------------------------------

           SHAREHOLDER'S GUIDE TO INVESTING WITH SM&R'S MUTUAL FUNDS
      -------------------------------------------------------------------

                              HOW TO REDEEM SHARES

You have several convenient ways for you to redeem your shares in any of the SM&R Equity Funds. Redemptions will be at net asset value, which is determined on the date your request is received by SM&R in good order.

       METHODS                                 REQUIREMENTS
-----------------------------------------------------------------------------------
CALL US                - Call Investor Service during normal business hours on any business day.
                       - This service is only available for those accounts which
                         are non-qualified and non-tax deferred:
                           1. The amount requested is $500 or more per account
                           2. The amount is less than $50,000 in aggregate
                           3. The proceeds are to be mailed to the address of
                            record or electronically transferred to the bank
                              account indicated on your fund account.
                           4. There has been no change of address for either you or
                              your bank for 30 days
                           5. Telephone services have not been declined.
                           6. The security procedures discussed on page 9 of this
                              guide have been met.
                           7. There are no outstanding certificate shares on the
                              account.
                       - All authorized requests received before 3:00 p.m. Central
                        Time on regular trading days will be processed at that
                         day's closing price. Requests received after 3:00 p.m.
                         will be processed the following regular trading day.
                       - We can either:
                           -- wire the proceeds the next business day into your
                            bank account of record (service charges may apply)
                           -- electronically transmit the proceeds to your bank
                              account of record via the ACH service
                           -- mail you a check
                       - All telephone calls are recorded for your protection. We are not responsible for acting on telephone orders we
                         believe to be genuine. (Refer to "Security Procedures"
                         later in this guide)
                       - See exceptions below for requests that must be made in
                         writing.
                       - A $10.00 fee is charged for redemptions by wire under
                         $10,000.
                       - To redeem from a tax-deferred account, call Investor
                         Services for a special withdrawal form.
-----------------------------------------------------------------------------------
WRITE US               - You can mail a redemption request to the appropriate
                         address listed on the first page of this guide.
                       - Your letter of instruction must:
                           -- list your account number and the fund name
                           -- indicate the number of shares or dollar value you
                              wish to redeem
                           -- be signed by the registered owner(s)
                           -- include any outstanding share certificates issued
                              prior to January 1, 1999
                           -- include special withdrawal forms for tax deferred
                              accounts
                       - Refer to "Signature Guarantee" below for requests that
                         must be signature guaranteed.
-----------------------------------------------------------------------------------
FAX US                 You may fax your request for redemption from a non-qualified and non-tax deferred account, if your request meets
                       requirements stated in 2-7 under "Call Us" above. Your fax requests must be received by SM&R before 3:00 p.m. Central
                       Time on regular trading days to receive that day's price.
-----------------------------------------------------------------------------------
SELL YOUR SHARES IN    You may also redeem your shares by coming to SM&R's home
PERSON                 office, and deliver your request in person prior to
                       3:00 p.m. Central Time on regular trading days to receive
                       that day's price.
-----------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWAL  You can withdraw money automatically from your Fund account
PLAN (SWP)             on a monthly, quarterly, semi-annual, and annual basis --
                       without redemption fees -- on or about the 20th of the month and if:
                         - Your account value is $5,000 or more
                         - You complete the relevant section of the application
                         - The withdrawal can be mailed to you at your address of
                          record, or deposited directly to your bank account via
                           ACH
                       The minimum withdrawal is $50 per month.
                       The maximum amount is 1% of your account per month or 12%
                        annually.
                       To obtain proper forms, contact Investor Services.
                       See "Important Facts About Redeeming" later in this guide
                        for more information.
-----------------------------------------------------------------------------------

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PAYMENT OF REDEMPTION PROCEEDS

Under normal circumstances, shares you purchased by wire, certified check, money order, or other immediately available funds, when redeemed, will be mailed no later than the 7th calendar day following receipt of your redemption request. For shares recently purchased by a personal check or ACH (discussed later in this guide) transfer, SM&R will process your redemption but will generally delay sending you the proceeds for up to ten (10) business days to allow the check or transfer to clear.

We reserve the right to redeem "in kind" by paying you the proceeds of a redemption in securities rather than in cash.

SIGNATURE REQUIREMENTS BASED ON ACCOUNT TYPE

INDIVIDUAL OR JOINT TENANTS        Written instructions must be signed by each shareholder,
                                   exactly as the names appear in the account registration.
UGMA OR UTMA                       Written instructions must be signed by the custodian in
                                   his/her capacity as it appears in the account registration until the minor reaches the age of majority as defined by
                                   the state in which the UGMA or UTMA was established.
SOLE PROPRIETOR, GENERAL           Written instructions must be signed by an authorized
PARTNER                            individual in his/her capacity as it appears on the account registration.
CORPORATION, ASSOCIATION           Written instructions must be signed by the person(s)
                                   authorized to act on the account. In addition, a certified copy of the corporate resolution authorizing the signer to act must accompany the request.
TRUST                              Written instructions must be signed by the trustee(s). If
                                   the name of the current trustee(s) does not appear on the
                                   account application, a current certificate of incumbency
                                   dated within 60 days must also be submitted.
IRA OR TSA                         A special withdrawal form must be signed by the account
(INCLUDES ALL TYPES OF IRAS)       owner, and you may obtain this form by contacting Investor
                                   Services at the number on the first page of this guide. If you do not want federal income tax withheld from your
                                   redemption, you must state that you elect not to have such withholding apply. In addition, your instructions must state whether the distribution is normal (after age 59 1/2) or
                                   premature (before age 59 1/2) and, if premature, whether any exceptions such as death or disability apply with regard to the 10% additional tax on early distributions.
                                   In addition, TSA's will have a mandatory withholding tax
                                   applied to all distributions if the account owner is under
                                   70 1/2.
EXECUTORS OF SHAREHOLDER           Written instructions must be signed by the executor. A copy
ESTATES                            of the order appointing the executor, certified within the past 12 months must accompany the letter of instructions. A signature guarantee must be provided as discussed below.

SIGNATURE GUARANTEE

To protect you and the Funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A signature guarantee can be obtained at most banks and securities dealers. A notary public is not authorized to provide a signature guarantee.

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
The following circumstances require a signature              WHO CAN PROVIDE A SIGNATURE GUARANTEE:
guarantee:                                                   - Commercial Bank
- Redemptions from one or more of the Funds total            - Trust Company
  $50,000 or more                                            - Savings Association
- You want the proceeds sent to an address other than        - Credit Union
  the address currently appearing on your account            - Member of Medallion Program
- You want the proceeds sent to a bank account not           - Member of a U.S. Stock Exchange
  listed on your account                                     - Authorized SM&R Representatives
- You want the proceeds payable to anyone other than
  the registered owner(s) of the account
- Either your address or the address of your bank      NOTARY PUBLIC NOT ACCEPTABLE
  account has been changed within 30 days
- The account is registered in the name of a
 fiduciary, corporation or any other organization. In
 these cases, additional documentation is required:
    Corporate accounts: certified copy of corporate
    resolution
    Fiduciary accounts: copy of the power of attorney
    or other governing document
- The Funds or their transfer agent believe a
 signature guarantee would protect against claims
 based on transfer instructions

IMPORTANT FACTS ABOUT REDEEMING

SYSTEMATIC WITHDRAWAL PLAN. It may not be advisable for shareholders to maintain a Withdrawal Account while concurrently purchasing shares of the Fund because of the sales charge or CDSC (as applicable) involved in additional purchases. See "Class B Waivers of Contingent Deferred Sales Charges" in the prospectus for a discussion of the CDSC waivers available. You should carefully consider such purchases and contact your representative regarding their advisability. While you are participating in a Systematic Withdrawal Plan dividends and capital gains distributions will automatically be reinvested in additional shares at net asset value. As with other redemptions, a withdrawal is a sale for federal income tax purposes. The Systematic Withdrawal Plan will automatically terminate if all shares are liquidated or withdrawn from the account. No account covered by a Letter of Intent can be changed to a Systematic Withdrawal Plan until such time as the Letter of Intent is fulfilled or terminated, nor can an account under a Systematic Withdrawal Plan be placed under a Letter of Intent. Retirement Plan Accounts are subject to special withdrawal requirements. Call Investor Services for assistance.

REINVESTMENT PRIVILEGE. Within ninety (90) days of a redemption (60 days for tax-deferred plans) of Class A or Class T shares of a Fund, a shareholder may reinvest all or part of the proceeds in the same class of the same Fund from which the redemption was processed at the net asset value next computed after receipt of the proceeds to be reinvested by SM&R. THE SHAREHOLDER MUST ASK THE TRANSFER AGENT FOR

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THIS PRIVILEGE AT THE TIME OF REINVESTMENT. Prior to reinvestment of redemption proceeds, a shareholder is encouraged to consult with his or her accountant or tax advisor to determine any possible tax ramifications of such a transaction. Each Fund managed by SM&R may amend, suspend, or cease offering this privilege at any time as to shares redeemed after the date of the amendment, suspension, or cessation. For further information about the "Systematic Withdrawal Plan" and "Reinvestment Privilege," contact your registered representative, your broker-dealer or SM&R.

"GOOD ORDER" means the request for redemption must include:
    (1) your letter of instruction or a stock assignment specifying the fund, account number, and number of shares or dollar amount to be redeemed. The letter of instruction and stock powers must be signed and executed exactly as the fund shares are registered and any outstanding share certificates returned. It is suggested that certificates be returned by certified mail for your protection;
    (2) any required signature guarantees (see "Signature Guarantees" above);
        and
    (3) other supporting legal documents, if required, in the case of estates, trusts, guardianships, divorce, custodianships, corporations, partnerships, pension or profit sharing plans, retirement plans and other organizations.

  Please keep in mind that it is your responsibility to ensure that all requests are submitted to the Fund's transfer agent in good order for processing.

TEXAS OPTIONAL RETIREMENT PROGRAM. You may not redeem shares in any account established under the Texas Optional Retirement Program, unless SM&R receives satisfactory evidence from the state that one of the following conditions exist:
    (1) death of the employee;
    (2) termination of service with the employer; or
    (3) retirement of employee.

REDEMPTION OF SMALL ACCOUNTS. The Funds reserve the right to redeem shares in any account (which will be promptly paid to the shareholder) if, due to your redemptions, the value of the account falls below $500. You will be notified that the value of your account is less than the required minimum indicated above and allowed at least 60 days to make an additional investment to increase the value of your account above the required minimum. The Funds may, from time to time, change such required minimum investment.

TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS:

You may also purchase or sell shares of the Funds through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. If you utilize a Processing Organization the Funds are not responsible for failure of any Processing Organization to carry out its obligations to its customers. YOU MAY NOT BE CONSIDERED THE SHAREHOLDER OF RECORD OF YOUR SHARES. THEREFORE, YOU MAY NOT BE

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ABLE TO UTILIZE SERVICES AVAILABLE ONLY TO SHAREHOLDERS OF THE FUNDS. YOU SHOULD
KEEP THIS IN MIND WHEN ESTABLISHING AN ACCOUNT IN ANY FUND.

OTHER SERVICES

In addition to the plans described under "Sales Charge Reductions and Waivers," that permit you to reduce the initial sales charge assessed on Class A shares or the CDSC on Class B shares, the Funds offer other services and plans described below. At this time, there is no charge to you for these services. The Funds may impose fees for such services in the future. Be aware, however, that if you elect to participate in the electronic transfers (ACH) plan described below, you should check with your financial institution for any additional charges imposed by them for this service. For additional information on these plans and services you should contact your registered representative, broker-dealer or SM&R. Before beginning any of the plans or services described below you should consult a tax advisor.

ELECTRONIC TRANSFERS (ACH). The electronic transfer option allows you to move money between your account(s) and your bank, savings and loan, or credit union account using Automated Clearing House ("ACH") network. To arrange for electronic transfers, complete the relevant Special Investor Services section of the account application at the time you open your account and specify the type of service or services desired. Attach a voided, pre-printed check or deposit slip from your bank, savings and loan, or credit union account. YOUR FINANCIAL INSTITUTION MUST BE A MEMBER OF THE AUTOMATED CLEARING HOUSE (ACH) NETWORK FOR YOU TO TAKE ADVANTAGE OF THIS SERVICE.

TELEPHONE SERVICES. You can only use telephone services for transaction amounts of $500 or more. Through this service, you will be able to purchase additional shares for an existing SM&R mutual fund account by ACH. You may also use the telephone services to redeem and exchange shares on those accounts for which you have an executed account application on file. For example, we permit exchanges by telephone from a joint account only to another joint account registered in the identical names. There may be additional restrictions on telephone transactions by joint account owners. If you initially choose not to have this option and wish to establish it at a later date, it would be necessary for you to complete the required form requesting this option. Contact your registered representative for more information. PLEASE NOTE THAT THE TELEPHONE REDEMPTION OPTION IS NOT AVAILABLE FOR QUALIFIED AND TAX-DEFERRED ACCOUNTS.

While telephone redemption is easy and convenient, this account feature involves risk of loss from unauthorized or fraudulent transactions. SM&R will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private, and by immediately reviewing any account statements that we send to you. Make sure to contact SM&R's Investors Services Department immediately about any transaction you believe to be unauthorized.

SECURITY PROCEDURES

  TELEPHONE TRANSACTIONS
  The Funds have implemented the following security procedures intended to protect your account from losses resulting from unauthorized or fraudulent telephone instructions: The caller must know:
        (i)   the name of the fund or funds;
        (ii)  all digits of the account number;
        (iii) the exact name and address used in the registration(s); and

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        (iv)  the Social Security or Employer Identification Number listed on the account(s).

  Anyone with the required account information indicated above (including your broker) can request a telephone transaction in your account. All calls are recorded and/or monitored for verification, record keeping and quality-assurance purposes. Requested proceeds will be forwarded only to an address or bank account designated on the account at the time of the transaction.

  VOICE RESPONSE UNITS
  The Funds now have available to shareholders a means by which they can access account information, fund prices, and take advantage of other features 24-hours a day. To obtain account information you will be required to know your fund number, account number, and your PIN number. As indicated under "Telephone Services" above, you should keep your account information private. We also suggest that you change your PIN number periodically and not provide the number to anyone.

  Neither the Funds nor SM&R will be responsible for the authenticity of transaction instructions received by telephone or through the voice response unit that comply with the current security procedures and other requirements. SM&R believes that such security procedures and other requirements are reasonable.

  During times of economic turmoil or market volatility, severe weather, or natural disaster you may not be able to reach SM&R by telephone to institute a redemption or exchange.

  For additional restrictions refer to "Exchange Privilege" below.

AUTOMATIC DIVIDEND INVESTMENT. Your dividends and distributions may be paid in cash or invested in any SM&R Mutual Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same SM&R Mutual Fund. You may invest your dividends and distributions (1) into another SM&R Mutual Fund in the same class of shares; or (2) from Class A shares into SM&R Money Market Fund, or vice versa.

  You must comply with the following requirements to invest your dividends and distributions in shares of another SM&R Mutual Fund:
    (1) Your account balance (a) in the SM&R Mutual Fund paying the dividend must be at least $5,000; and (b) the SM&R Mutual Fund receiving the dividend must have an account balance of at least $500.
    (2) Both accounts must have identical registration information, that is they cannot be in different names; and
    (3) You must have elected, in writing, to reinvest dividends into another SM&R Mutual Fund.

AUTOMATIC INVESTMENT PLAN. Through this plan, a specified amount is electronically transferred (via ACH) from your bank account and invested monthly, bi-monthly, quarterly, or annually into the designated fund(s) at the applicable offering price determined on the date of the electronic transfer.

GROUP SYSTEMATIC INVESTMENT PLAN.  SM&R can establish a Group Systematic
  Investment Plan with an employer having 5 or more participants under a single payroll deduction arrangement. Under this investment plan there is a minimum investment of $20 per individual. Any such plan may be terminated by SM&R or the shareholder at any time upon sixty (60) days written notice. However, all other investment amount minimums apply. Contact SM&R for further information regarding these plans.

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EXCHANGE PRIVILEGE.  As an investor in the Funds, you may be permitted to exchange shares that you own for shares of other mutual funds managed by SM&R without the payment of an exchange fee, subject to certain conditions. EXCHANGES BETWEEN A FUND AND ANOTHER FUND MANAGED BY SM&R ARE AVAILABLE ONLY IN STATES WHERE THE APPLICABLE FUNDS ARE REGISTERED AND THE EXCHANGE MAY BE LEGALLY MADE. YOU SHOULD CONTACT SM&R TO DETERMINE WHETHER A FUND IS REGISTERED IN A PARTICULAR STATE AND WHETHER AN EXCHANGE IS PERMITTED.

  WE RESERVE THE RIGHT TO TERMINATE OR CHANGE THE TERMS OF ANY EXCHANGE PRIVILEGE AT ANY TIME.

You may exchange Class A, Class B, or Class C shares that you own in the Funds, without an exchange fee or sales charge, for shares of the corresponding class of another fund managed by SM&R. You also may exchange your Class A or Class B shares for shares of the SM&R Investments, Inc. -- Primary or Money Market Funds, subject to two conditions:

    - any applicable CDSC period has expired on the shares you wish to exchange (I.E., 13 months in the case of Class A share purchases of $1 million or more and 6 years in the case of Class B share purchases), and
    - you meet any minimum investment requirement for the shares you wish to acquire.

You CANNOT exchange Class C shares for shares of the Money Market Fund or Primary Fund.

  We waive any sales charges on Class A and Class T shares acquired through an exchange if you previously paid a sales charge on amounts invested in those shares. For example, assume you purchase Class A shares of an Equity Income Fund. You then exchange your Class A shares for shares of the Money Market Fund. Later, you re-exchange those shares of the Money Market Fund for Class A shares of the Tax Free Fund. We would not impose any sales charge upon the re-exchange into Class A shares of the Tax Free Fund because you previously paid a sales charge on amounts invested in those shares. In other words, we will never impose a front-end sales charge on the same investment TWICE.

  Shares of any fund managed by SM&R held in escrow under a Letter of Intent are not eligible for the exchange privilege. Such shares will not be released from escrow until the balance invested during the period specified in the Letter of Intent equals or exceeds the amount required to be invested under the Letter of Intent or the shareholder requests, in writing, that the Letter of Intent be canceled and pays any adjustments in sales charge. After release from escrow, shares may be exchanged, provided all other applicable conditions are met.

  You may request an exchange by telephone or in writing. In order to exchange shares, the following requirements must be met:
    (a) the exchange must be made between accounts that are registered in the same name, address and, if applicable, taxpayer identification number;
    (b) the shares of the Fund acquired through exchange must be qualified for sale in the state in which you reside;
    (c) the dollar amount of a written exchange must meet the minimum investment requirement applicable to the shares of the fund that you would acquire through the exchange;
    (d) the minimum dollar amount of a telephone exchange is $500;
    (e) SM&R must have received full payment for the shares being exchanged;

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    (f) your account must have been coded to reflect your certified taxpayer identification number, or, if applicable, an appropriate Internal Revenue Service Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status);
    (g) any shares that you wish to exchange must have been held for at least ten (10) business days; and
    (h) you have received a prospectus for the fund shares you receive in the exchange.

  The exchange privilege is not an option or right to purchase shares but is permitted under the respective policies of the participating funds, and may be modified or discontinued by the participating funds or by SM&R at any time. ANY GAIN OR LOSS REALIZED ON AN EXCHANGE OR RE-EXCHANGE MAY BE RECOGNIZED FOR FEDERAL AND STATE INCOME TAX PURPOSES. YOU SHOULD CONSULT YOUR TAX ADVISOR FOR THE TAX TREATMENT AND EFFECT OF EXCHANGES.

AUTOMATIC CONVERSIONS. Class B shares convert automatically to the appropriate number of Class A shares of equal dollar value after the investor has owned the Class B shares for eight (8) years. Dividends and other distributions paid to an investor in the form of additional Class B shares also convert to Class A shares on a pro-rata basis. The conversion benefits shareholders because Class A shares are subject to a lower ongoing 12b-1 fee. If an investor exchanges Class B shares of a fund for Class B shares of another fund managed by SM&R, the purchase date of the original investment will be used to determine the appropriate conversion date.

ABUSIVE TRADING PRACTICES. Excessive, short-term (market-timing) or other abusive trading practices may disrupt portfolio management strategies and harm fund performance. To minimize harm to the Fund and its shareholders, we reserve the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading or whose trading, in our judgement, has been or may be disruptive to a fund. In making this judgement, we may consider trading done in multiple accounts under common ownership or control.

DISTRIBUTIONS AND TAXABILITY. To avoid taxation of the Funds, the IRS Code requires each Fund to distribute net income and any capital gains realized on its investments annually. A Fund's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

You should verify your tax liability with your tax professional because dividends you receive from the Funds, whether reinvested or taken as cash, are generally considered taxable. Some dividends paid in January may be taxable as if they had been paid the previous December. The Form 1099 that is mailed to you every January details your dividends and their federal tax category.

DISTRIBUTION SCHEDULE. The following schedule of distributions is provided to let you know when you can expect to receive a distribution from the SM&R Mutual Funds you own. These distributions, under normal circumstances and if earned, will be declared and paid in the months indicated in the following chart.

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
                            DISTRIBUTIONS AND TAXES
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
                         DIVIDENDS    CAPITAL GAINS
SM&R GROWTH FUND         June and       December
                         December
---------------------------------------------------
SM&R EQUITY INCOME     March, June,     December
FUND                    September,
                         December
---------------------------------------------------
SM&R BALANCED FUND     March, June,     December
                        September,
                         December
---------------------------------------------------

DISTRIBUTIONS AFFECT ON NAVS. In order to be entitled to a dividend, an investor must have acquired shares of a fund prior to the close of business on the distribution record date. A shareholder should be cautioned, however, before purchasing shares of a fund immediately prior to a distribution. Dividends and distributions paid by the Funds have the effect of reducing net asset value per share on the record date by the amount of the payment. Therefore, a dividend or distribution of record shortly after the purchase of shares by a shareholder represents, in substance, a return of capital.

DIVIDEND REINVESTMENTS. Dividends and capital gains will be automatically reinvested at net asset value in additional shares of the Fund unless SM&R is instructed otherwise in writing. Distributions not reinvested are paid by check or transmitted to your bank account through an ACH transaction, if elected. If the Postal Service cannot deliver your check, or if your check remains uncashed for six months, the Funds reserve the right to reinvest your distribution check in your account at the net asset value on the business day of the reinvestment and to reinvest all future distributions in shares of the applicable Fund(s). Dividends on capital gains declared in December to shareholders of record in December and paid the following January will be taxable to shareholders as if received in December. This is a convenient way to accumulate additional shares and maintain or increase the shareholder's earning base. Of course, any shares so acquired remain at market risk.

  Shareholders have the right to change their election with respect to the receipt of distributions by notifying SM&R in writing, but any such change will be effective only as to distributions for which the record date is seven or more business days after SM&R has received the shareholder's written request.

BACKUP WITHHOLDING. Backup withholding for federal income tax may be applied, where required by current IRS requirements, at the rate of 31% from taxable dividends, distributions, and redemption proceeds (including exchanges) if you fail to furnish the funds with a correct and properly certified Social Security or Employer Identification Number when you sign your application, or if you underreport your income to the Internal Revenue Service.

TAXABILITY OF REDEMPTIONS AND EXCHANGES. You should consult with a tax advisor concerning the tax reporting requirements in effect on the redemption or exchange of such shares. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

RIGHTS RESERVED BY THE COMPANY.  The Company, acting through its transfer agent, reserves the right:
    - to waive, lower, or raise investment minimums;
    - to accept initial purchases by telephone from a registered representative;
    - to refuse any purchase order;

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    - to cancel or rescind any purchase or exchange at any time prior to receipt by the shareholder of written confirmation or, if later, within five (5) business days of the transaction;
    - to freeze an account and suspend account services when notice has been received of a dispute involving the account owners or other parties or there is reason to believe a fraudulent transaction may occur, or has occurred;
    - to restrict or refuse the use of faxed redemptions where there is a question as to the validity of the request or proper documents have not been received;
    - to not act on instructions believed not to be genuine;
    - to eliminate duplicate mailings of fund material to shareholders who reside at the same address; or
    - to otherwise modify the conditions of purchase and any services at any time.

                                   APPENDIX A
               (Description of Ratings Used in all Prospectuses)
--------------------------------------------------------------------------------

BOND RATINGS
DESCRIPTION OF STANDARD & POOR'S CORPORATION'S LONG-TERM BOND
(BONDS THAT EXTEND LONGER THAN ONE YEAR) RATING:
AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

DESCRIPTION OF MOODY'S INVESTOR'S SERVICE, INC.'S LONG-TERM BOND
(BONDS THAT EXTEND LONGER THAN ONE YEAR) RATINGS:
Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the

                                   APPENDIX A
               (DESCRIPTION OF RATINGS USED IN ALL PROSPECTUSES)
--------------------------------------------------------------------------------

     best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated "Baa" are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

PREFERRED STOCK RATING
DESCRIPTION OF STANDARD & POOR'S CORPORATION'S PREFERRED STOCK RATING:

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rate "AA" also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

A An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

                                   APPENDIX A
               (DESCRIPTION OF RATINGS USED IN ALL PROSPECTUSES)
--------------------------------------------------------------------------------

BB   Preferred stock rated "BB," "B," and "CCC" are regarded, on balance, as
B    predominantly speculative with respect to the issuer's capacity to pay
CCC preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S PREFERRED STOCK RATING:

aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba An issue is rated "ba" considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

FEDERAL FUNDS

As used in this Prospectus and in the Funds' Statement of Additional Information, "Federal Funds" means a commercial bank's deposits in a Federal Reserve Bank which can be transferred from one member bank's account to that of another member bank on the same day. Federal Funds are considered to be immediately available funds.

                      FOR MORE INFORMATION ABOUT THE FUNDS
      -------------------------------------------------------------------

The following documents contain more information about the funds and are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI).
The SAI contains additional information about all aspects of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated herein by reference.

ANNUAL AND SEMI-ANNUAL REPORTS.
The funds' annual and semi-annual reports provide additional information about the funds' investments. The annual report for the fiscal year ended
December 31, 1999 will contain a discussion of the market conditions and investment strategies that significantly affected each fund's performance during the last fiscal year.

 REQUESTING DOCUMENTS.
 You may request a free copy of the SAI and these reports, make shareholder inquiries, or request further information about the funds either by contacting your broker or by contacting the funds at:

 SECURITIES MANAGEMENT AND RESEARCH, INC.
 P.O. BOX 58969
 HOUSTON, TEXAS 77258-8969
 TELEPHONE: 1-800-231-4639 (TOLL FREE) OR
            1-281-334-2469 (COLLECT)

PUBLIC INFORMATION.
You can review and copy information about the funds, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may obtain information on the operation of the public reference room by calling the Commission at 1-800-SEC-0330. Reports and other information about the funds also are available on the Commission's Internet site at http:// www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

SM&R GROWTH FUND, INC.
SM&R EQUITY INCOME FUND, INC.
SM&R BALANCED FUND, INC.

                                        Investment Company
                                       File Nos. 811-00623
                                                 811-01916
                                                 811-02818

[LOGO]

                               SM&R EQUITY FUNDS

CLASS J
     SM&R GROWTH FUND, INC.
     SM&R EQUITY INCOME FUND, INC.
     SM&R BALANCED FUND, INC.

Prospectus, May 1, 2000

An investment in the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                (This class may not be available in all states)

                               TABLE OF CONTENTS
                ------------------------------------------------

FUND SUMMARIES..........................................    1
  SM&R Growth Fund......................................    1
  SM&R Equity Income Fund...............................    3
  SM&R Balanced Fund....................................    5
ADDITIONAL EXPLANATION OF RISK FACTORS..................    8
PERFORMANCE.............................................   10
EXPENSES OF THE FUNDS...................................   17
  Fees and Expenses of the Funds........................   17
CHOOSING A SHARE CLASS THAT BEST SUITS YOU..............   19
  Distribution and Shareholder Service (12b-1) Fee......   19
INVESTMENT OBJECTIVES, POLICIES AND RISKS...............   21
  Growth Fund...........................................   22
  Equity Income Fund....................................   23
  Balanced Fund.........................................   25
OTHER RISK FACTORS......................................   28
PURCHASES AND REDEMPTIONS...............................   31
  Purchasing Shares.....................................   31
  Pricing of Fund Shares................................   31
  Special Services......................................   33
  Retirement Plans......................................   35
  Dividends, Distributions, and Taxes...................   36
  Redeeming Shares......................................   37
THE FUNDS AND THEIR MANAGEMENT..........................   41
FINANCIAL HIGHLIGHTS....................................   45
  Growth Fund...........................................   46
  Equity Income Fund....................................   47
  Balanced Fund.........................................   48
APPENDIX................................................  A-1

WHY READING THIS PROSPECTUS IS IMPORTANT TO YOU

This prospectus explains the investment objective, risks and strategies of each of the SM&R Mutual Funds. Reading the prospectus will help you to decide which SM&R Mutual Fund, if any, is the right investment for you. We suggest that you keep this prospectus for future reference.

 FUND SUMMARY                                             SM&R Growth Fund, Inc.
              ---------------------------------------------------

INVESTMENT OBJECTIVE
                 The Growth Fund seeks to achieve capital appreciation. PRINCIPAL INVESTMENT STRATEGIES
                 The Growth Fund normally invests at least 85% of its total assets in common stocks. In selecting stocks, Securities Management and Research, Inc. ("SM&R"), the Growth Fund's investment advisor:
                   - chooses the stocks of financially sound companies that have a proven ability to make and sustain a profit over time
                   - places an emphasis on companies with growth potential

                 The Growth Fund generally purchases a higher proportion of stocks (relative to their market weight) from those sectors of the market with higher growth prospects, referred to as "overweighting." Examples of sectors with higher growth prospects currently include technology, healthcare, and consumer staples. On the other hand, the fund generally purchases a smaller proportion of stocks (relative to their market weight) from sectors of the market with below average growth characteristics (for example, utilities and basic materials), referred to as "underweighting."

                 The Growth Fund may also invest in debt obligations (such as convertible preferred stocks, debentures, and notes), including below investment grade bonds ("junk" bonds).

 FUND SUMMARY                                             SM&R GROWTH FUND, INC.
              ---------------------------------------------------

PRINCIPAL RISK FACTORS

                 The Growth Fund is subject to the risks common to all mutual funds that invest in equity securities, and you could lose money investing in this fund. The principal risks of investing in the Growth Fund are as follows:
                   - the market value of the fund's securities could decline
                     (market risk).
                   - SM&R's investment decisions (such as sector overweighting and underweighting and individual stock selection) could fail to achieve the desired results (investment style or management risk).
                   - growth stocks can have relatively wide price swings as a result of the high valuations they carry (growth stock risk).
                   - interest rates could increase which can cause the value of a debt security to decline (interest rate risk).
                   - issuers of debt obligations could default or be unable to pay amounts due (credit risk).
WHO MAY WANT TO INVEST IN THE FUND
                 The fund may be appropriate if you:
                   - have long term investment goals (ten years or more)
                   - are willing to accept higher short-term risk along with
                     higher potential long-term returns
                   - want to diversify your portfolio

                 The fund may NOT be appropriate:
                   - if you are investing with a shorter time horizon (less than ten years)
                   - if you are uncomfortable with an investment that will go up and down in value
                   - as your complete portfolio

 FUND SUMMARY SM&R EQUITY INCOME FUND, INC.
              ---------------------------------------------------

INVESTMENT OBJECTIVE
                 The Equity Income Fund seeks current income with a secondary objective of long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
                 Securities Management and Research, Inc. ("SM&R"), the fund's investment advisor, normally invests at least 75% of the Equity Income Fund's assets in equity securities. This fund may also invest in preferred stocks and investment grade debt securities (such as publicly traded corporate bonds, debentures, notes, commercial paper, repurchase agreements, and certificates of deposit). In selecting common and preferred stocks, the fund focuses on companies with consistent and increasing dividend payment histories and future earnings potential sufficient to continue such dividend payments. This fund's goal is to maintain a portfolio dividend yield (before fees and expenses) at least 50% greater than that of the S&P 500 Index.

                 The Equity Income Fund generally purchases a higher proportion of stocks (relative to their market weight) from those sectors of the market with greater dividend prospects, referred to as "overweighting." Examples of sectors with greater dividend prospects currently include financial companies like banks, insurance companies, and real estate investment trusts. On the other hand, the fund generally purchases a smaller proportion of stocks (relative to their market weight) from sectors of the market with below average dividend yields (such as technology and consumer staples), referred to as "underweighting."

 FUND SUMMARY SM&R EQUITY INCOME FUND, INC.
              ---------------------------------------------------

PRINCIPAL RISK FACTORS

                 The Equity Income Fund is subject to the risks common to all mutual funds that invest in equity securities and you could lose money investing in this fund. The principal risks of investing in the Equity Income Fund are as follows:
                   - the market value of the fund's securities could decline
                     (market risk).
                   - SM&R's investment decisions (such as sector overweighting and underweighting and individual stock selection) could fail to achieve the desired results (investment style or management risk).
                   - growth stocks can have relatively wide price swings as a result of the high valuations they carry (growth stock risk).
                   - interest rates could increase which can cause the value of debt securities to decline (interest rate risk).
                   - issuers of debt obligations could default or be unable to pay amounts due (credit risk).
WHO MAY WANT TO INVEST IN THE FUND
                 This fund may be appropriate if you:
                   - have medium-term investment goals (five years or more)
                   - are comfortable with moderate to aggressive risk
                   - are looking for a fund with both growth and income
                     components
                   - are seeking to participate in the equity market
                   - are willing to accept higher short-term risk along with
                     higher potential long-term returns

                 This fund may NOT be appropriate if you:
                   - are investing with a shorter-time horizon (less than five years)
                   - are investing for maximum return
                   - require a high degree of stability of your principal

 FUND SUMMARY                                           SM&R BALANCED FUND, INC.
              ---------------------------------------------------

INVESTMENT OBJECTIVE

                 The Balanced Fund seeks to conserve principal, produce current income, and achieve long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
                 Securities Management and Research, Inc. ("SM&R"), the Balanced Fund's investment advisor, uses a "balanced" approach by investing part of the assets in common stocks and the remainder in a combination of U.S. Government bonds, investment grade corporate bonds, collateralized mortgage obligations, mortgaged backed securities, convertible bonds, and money market instruments. The balance of stocks to bonds and money market instruments changes in response to changing economic conditions. This flexibility may help to reduce price volatility.

                 The stocks in this fund are diversified and are selected based upon two models. One model is based on profitability measurements and the other model is based on the corporation's return on invested cash. The bonds, meanwhile, may serve as a stabilizing force during times of eroding stock market value, as well as provide a fixed income payment stream. The fund invests at least 25% of assets in fixed income securities, all of which are rated BBB or better (investment grade).

 FUND SUMMARY                                           SM&R BALANCED FUND, INC.
              ---------------------------------------------------

PRINCIPAL RISK FACTORS

                 The Balanced Fund is subject to the risks common to all mutual funds that invest in equity securities and you could lose money investing in this fund. The principal risks of investing in the Balanced Fund are as follows:
                   - the market value of the fund's securities could decline
                     (market risk).
                   - SM&R's investment decisions (such as determining the ratio of stocks to bonds and individual stock selection) could fail to achieve the desired results (investment style or management risk).
                   - growth stocks can have relatively wide price swings as a result of the high valuations they carry (growth stock risk).
                   - interest rates could increase which can cause the value of debt securities to decline (interest rate risk).
                   - issuers of debt obligations could default or be unable to pay amounts due (credit risk).
                   - the fund could be unable to find a buyer for its securities
                     (liquidity risk).
                   - the income you receive from the portfolio is based
                     primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the portfolio may drop as well (income risk).

 FUND SUMMARY SM&R EQUITY INCOME FUND, INC.
              ---------------------------------------------------

WHO MAY WANT TO INVEST IN THE FUND
                 This fund may be appropriate if you:
                   - are seeking conservation of the purchasing power of your capital, but also want to participate in equity investments
                   - are looking for a more conservative alternative to a
                     growth-oriented portfolio
                   - want a well-diversified and relatively stable investment allocation
                   - need a core investment

                 This fund may NOT be appropriate if you:
                   - are investing for maximum return over a long time horizon
                   - require a high degree of stability of your principal

                     ADDITIONAL EXPLANATION OF RISK FACTORS
                ------------------------------------------------

                            COMMON RISK FACTORS FOR
                           ALL OF SM&R'S MUTUAL FUNDS

Please remember that mutual fund shares are:

  - Not guaranteed to achieve their investment goal

  - Not insured, endorsed or guaranteed by the FDIC, a bank or any government agency

  - Subject to investment risks, including possible loss of your original investment

Like most investments, your investment in an SM&R Mutual Fund could fluctuate in value over time and could result in a loss of money.
                          RISK FACTORS SPECIFIC TO THE
                              SM&R'S EQUITY FUNDS

IMPORTANT

The following factors may affect the value of your investment IN ONE OR MORE OF THE SM&R EQUITY FUNDS.

CREDIT RISK. The risk that the issuer of a security, or a party to a contract, will default or otherwise not honor a financial obligation. THIS RISK APPLIES TO ALL OF THE FUNDS, BUT MAY HAVE A GREATER IMPACT ON THE BALANCED AND EQUITY INCOME FUNDS.

INTEREST RATE RISK. The risk of declines in market value of an income-bearing investment due to changes in prevailing interest rates. With fixed-rate securities, a rise in interest rates typically causes a decline in market values, while a fall in interest rates typically causes an increase in market values. THIS RISK APPLIES TO ALL OF THE FUNDS, BUT MAY HAVE A GREATER IMPACT ON THE BALANCED AND EQUITY INCOME FUNDS.

LIQUIDITY RISK. The risk that certain securities or other investments may be difficult or impossible to sell at the time the fund would like to sell them or at the price the fund values them. The fund may have to sell at a lower price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance. THIS RISK APPLIES ONLY TO THE BALANCED FUND.

                     ADDITIONAL EXPLANATION OF RISK FACTORS
                ------------------------------------------------

INVESTMENT STYLE OR MANAGEMENT RISK. The risk that a strategy used by a fund's management may fail to produce the intended result because:

  - management fails to properly implement the selected investment strategy; or

  - the securities that fit the fund's investment style do worse than securities that fit other investment styles

THIS RISK IS COMMON TO ALL MUTUAL FUNDS AND APPLIES TO ALL OF THE FUNDS.

MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. The fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. THIS RISK IS COMMON TO ALL STOCKS AND BONDS AND THE MUTUAL FUNDS THAT INVEST IN THEM AND APPLIES TO ALL OF THE FUNDS.

                                  PERFORMANCE
                ------------------------------------------------

PERFORMANCE

The bar charts and average annual return tables shown below illustrate the risks of investing in the funds and the difference in returns by:

  - showing performance for each year over a ten year period, and

  - showing how average annual returns for 1, 5, and 10 years compare to those of a broad measure of market performance.

              PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF
                   HOW THE FUNDS WILL PERFORM IN THE FUTURE.

The returns shown in the bar charts below show the percentage gain or loss for Class T shares of the Funds. These bar charts include the effects of Fund expenses, but not sales charges and account fees. The returns shown would be lower if such sales charges were included.

                                  PERFORMANCE
                ------------------------------------------------

                                                                SM&R GROWTH FUND

A bar chart for Class T shares of the Growth Fund is included at this time, as the Class J shares (inception on 1/1/99) have not been made available for public distribution.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1990  -2.94%
1991  36.98%
1992  -2.50%
1993   8.17%
1994   4.98%
1995  25.20%
1996  17.64%
1997  22.24%
1998  18.35%
1999  24.49%

During the ten year period shown in the bar chart, the Growth Fund's highest return for a quarter was 19.41% achieved December 31, 1998 and its lowest return for a quarter was a negative 13.16% for the quarter September 30, 1990.

Class J has not been made available for public distribution. Accordingly, annual total returns for Class J cannot be provided. Instead, the following table reflects the annual total returns for the Growth Fund Class T shares, and includes the applicable Class T sales charge and fees and expenses. If this class had been made available for public distribution, the financial performance would have been lower because of the different sales charges and fees and expenses, including 12b-1 fees.

                                  PERFORMANCE
                ------------------------------------------------

   AVERAGE ANNUAL TOTAL RETURNS         PAST
     (FOR THE PERIODS ENDING             ONE           PAST           PAST
        DECEMBER 31, 1999)              YEAR          5 YEARS       10 YEARS

  GROWTH FUND                          17.28%         20.14%         13.91%

  S&P 500-REGISTERED TRADEMARK-*       21.03%         28.55%         18.19%

  LIPPER GROWTH FUND INDEX**           50.93%         30.51%         19.20%

 * The S&P 500-Registered Trademark- is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Standard & Poor's, S&P, and S&P 500-Registered Trademark- are registered trademarks of Standard & Poor's Corporation.

** The Lipper Growth Fund Index is a widely recognized, equally weighted performance index (adjusted for capital gains distributions and income dividends) of the 30 largest open-end funds which invest in companies whose long term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. Comparative data for this index will no longer be available from Lipper effective December, 2000. A new comparative index will be selected at that time.

                                  PERFORMANCE
                ------------------------------------------------

                                                         SM&R EQUITY INCOME FUND

A bar chart for Class T shares of the Equity Income Fund is included at this time, as the Class J shares (inception on 1/1/99) have not been made available for public distribution.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1990   0.75%
1991  29.06%
1992   3.31%
1993  10.63%
1994  -0.61%
1995  29.12%
1996  16.46%
1997  22.72%
1998  12.11%
1999  -1.39%

During the ten year period shown in the bar chart, the Equity Income Fund's highest return for a quarter was 11.12% achieved December 31, 1991 and its lowest return for a quarter was a negative 8.72% for the quarter September 30, 1999.

Class J has not been made available for public distribution. Accordingly, annual total returns for Class J cannot be provided. Instead, the following table reflects the annual total returns for the Equity Income Fund Class T shares, and includes the applicable Class T sales charge and fees and expenses. If this class had been made available for public distribution, the financial performance would have been lower because of the different sales charges and fees and expenses, including 12b-1 fees.

                                  PERFORMANCE
                ------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (FOR       PAST
 THE PERIODS ENDING DECEMBER 31,         ONE           PAST           PAST
              1999)                     YEAR          5 YEARS       10 YEARS

  EQUITY INCOME FUND                   (7.06)%        13.97%         11.00%

  S&P 500-REGISTERED TRADEMARK-*       21.03%         28.55%         18.19%

  LIPPER EQUITY INCOME FUND             4.20%         17.80%         13.04%
    INDEX**

 * The S&P 500-Registered Trademark- is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Standard & Poor's, S&P, and S&P 500-Registered Trademark- are registered trademarks of Standard & Poor's Corporation.

** The Lipper Equity Income Fund Index is a widely recognized, equally weighted performance index (adjusted for capital gains distributions and income dividends) of the 10 largest open-end funds which seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities.

                                  PERFORMANCE
                ------------------------------------------------

                                                              SM&R BALANCED FUND

A bar chart for Class T shares of the Balanced Fund is included at this time, as the Class J shares (inception on 1/1/99) have not been made available for public distribution.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1990   1.37%
1991  24.53%
1992   3.00%
1993   6.31%
1994   1.49%
1995  22.29%
1996  11.86%
1997  17.46%
1998  13.83%
1999  11.87%

During the ten year period shown in the bar chart, the Balanced Fund's highest return for a quarter was 10.18% achieved December 31, 1998 and its lowest return for a quarter was a negative 7.64% for the quarter September 30, 1990.

Class J has not been made available for public distribution. Accordingly, annual total returns for Class J cannot be provided. Instead, the following table reflects the annual total returns for the Balanced Fund Class T shares, and includes the applicable Class T sales charge and fees and expenses. If this class had been made available for public distribution, the financial performance would have been lower because of the different sales charges and fees and expenses, including 12b-1 fees.

                                  PERFORMANCE
                ------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (FOR       PAST
 THE PERIODS ENDING DECEMBER 31,         ONE           PAST           PAST
              1999)                     YEAR          5 YEARS       10 YEARS
  BALANCED FUND                         5.43%         14.04%         10.47%
  LEHMAN BROTHERS INTERMEDIATE          0.38%          7.10%          7.26%
    GOVERNMENT/CORPORATE INDEX*
  LIPPER BALANCED FUND INDEX**          8.96%         16.33%         12.26%

 * The Lehman Brothers Intermediate Government/Corporate Index is an unmanaged index generally representative of the performance of the bond market as a whole.

** The Lipper Balanced Fund Index is a widely recognized, equally weighted performance index (adjusted for capital gains distributions and income dividends) of the 30 largest open-end funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds. The stock/ bond ratio typically ranges around 60%/40%.

                             EXPENSES OF THE FUNDS
                ------------------------------------------------

FEES AND EXPENSES OF THE FUNDS

The following table describes the fees and expenses that you may pay if you buy and hold shares of the funds. The amounts shown are based upon Class T shares of the fund since Class J has not been made available to the public at this time.

SHAREHOLDER EXPENSES
(fees paid directly from your investment)

THERE ARE NO SHAREHOLDER TRANSACTION CHARGES IN CONNECTION WITH PURCHASES OR REDEMPTIONS OF CLASS J SHARES OF THE FUNDS, OTHER THAN A $10.00 TRANSACTION FEE CHARGED FOR EACH EXPEDITED WIRE REDEMPTION AND A $7.50 PER ACCOUNT ANNUAL CUSTODIAN FEE FOR TAX DEFERRED ACCOUNTS.

ANNUAL FUND OPERATING EXPENSES(1)
(expenses that are deducted from fund assets)

                                                          EQUITY
                                               GROWTH     INCOME     BALANCED
                                               FUND       FUND       FUND
                                                ----       ----       ----
                                               CLASS J    CLASS J    CLASS J
                                                ----       ----       ----
Management Fees                                 0.48%      0.68%      0.75%
Distribution and/or Service (12b-1) Fees        0.75%      0.75%      0.75%
Other Expenses(2)                               0.39%      0.37%      0.66%
Total Annual Fund Operating Expenses(3)         1.62%      1.80%      2.16%
Net Expense                                     1.62%      1.80%      2.16%

FOOTNOTES TO FEES AND EXPENSES

(1) The "Management Fees" and "Other Expenses" shown for the funds are for the year ended December 31, 1999.

(2) "Other Expenses" include the 0.25% Administrative Service Fee. Because Class J shares were not available prior to the date of this Prospectus, "Other Expenses" for Class J shares are based on the expenses and average net assets of the Growth, Equity Income, and Balanced Fund for the fiscal year ended December 31, 1999.

(3) The Fee Table does not reflect any fees waived or expenses assumed either contractually or voluntarily by the funds' manager, Securities Management and Research, Inc. ("SM&R"). Pursuant to the Administrative Service Agreement, SM&R will pay (or reimburse) each fund for regular operating expenses in excess of 1.25% per year of such fund's average daily net assets. Regular operating expenses include the advisory fee and administrative fee, but do not include the 12b-1 fee or class-specific expenses.

                             EXPENSES OF THE FUNDS
                ------------------------------------------------

EXPENSES

The tables below show the total expenses you would pay on a $10,000 investment over one, three-, five-, and ten-year periods. These examples are intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds and are for illustration only. These examples also assume that your investment has a 5% return each year, that you reinvest all of your dividends and that the funds' operating expenses remain the same. YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER THAN SHOWN.

EXAMPLES OF EXPENSES

                               ONE YEAR    THREE YEARS   FIVE YEARS   TEN YEARS
                               ---------   -----------   ----------   ---------
Growth Fund (Class J)            $165         $511         $  881      $1,922
Equity Income Fund (Class J)     $183         $566         $  975      $2,116
Balanced Fund (Class J)          $219         $676         $1,159      $2,493

Because there are no sales charges or redemption fees, you would pay the same expenses, based on these assumptions, if you did redeem your shares.

                   CHOOSING A SHARE CLASS THAT BEST SUITS YOU
                ------------------------------------------------

The SM&R Growth Fund, Inc., SM&R Equity Income Fund, Inc., and the SM&R Balanced Fund, Inc., ("we," "SM&R Equity Funds" or the "Fund" or "Funds") offer Class J shares through certain financial intermediaries (such as broker-dealers, investment advisers and mutual fund "supermarkets") that have distribution agreements with Securities Management and Research, Inc. ("SM&R"). Policies and fees established by these financial intermediaries may be different than those discussed in this prospectus. Additionally, not all of the services discussed may be available to you, and these financial intermediaries may charge you separately for using their services. Please keep in mind that the funds are not responsible for the failure of any financial intermediary not carrying out its obligations to its customers.

Class J shares of the Funds are offered at their respective net asset values, without the imposition of any sales charge on their purchase or redemption. As a result, 100% of your purchase is immediately invested. Class J shares, however, are subject to an ongoing asset-based distribution (12b-1) fee.

The Funds also offer other classes of shares through separate prospectuses:
(1) Class A "front-end load" shares; (2) Class B "back-end load" shares;
(3) Class C "level load" shares; (4) Class T shares sold only to investors that were shareholders of the funds on December 31, 1998 and certain designated persons; and (5) Class Y "institutional" shares. Class A, B, C, T, and Y shares are subject to different sales charges and other expenses and, accordingly, may have expense ratios and performance that differs from those of Class J shares. You are encouraged to consider all of the class alternatives and choose the one that fits your individual circumstances at the lowest level of fees. FOR MORE INFORMATION ON THE OTHER CLASSES OF SHARES OR TO REQUEST A PROSPECTUS FOR ANOTHER CLASS, CALL INVESTOR SERVICES AT (800) 231-4639.

DISTRIBUTION AND SHAREHOLDER SERVICE (12b-1) FEE

Class J shares pay SM&R, the principal underwriter, a distribution (12b-1) fee of 0.75%. This fee is computed as an annual percentage of the average daily net assets of the class. BECAUSE DISTRIBUTION (12b-1) FEES ARE PAID OUT OF FUND ASSETS ON AN ONGOING BASIS, THE FEES

                   CHOOSING A SHARE CLASS THAT BEST SUITS YOU
                ------------------------------------------------
MAY, OVER TIME, INCREASE THE COST OF AN INVESTMENT IN A FUND AND COST INVESTORS MORE THAN OTHER TYPES OF SALES LOADS.

The distribution fee is for services that are primarily intended to result in or are primarily attributable to the distribution of Class J shares. This fee compensates SM&R, or enables SM&R to compensate other persons (including distributors of the shares), for providing such services.

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS
                ------------------------------------------------

Each fund pursues its own investment objective through various investment policies and techniques. ONLY THE PRINCIPAL INVESTMENT STRATEGIES OF EACH FUND AND THE PRINCIPAL TYPES OF SECURITIES EACH FUND PLANS TO PURCHASE ARE DESCRIBED BELOW. More investment information is in the Statement of Additional Information. These policies and techniques are not fundamental and may be changed by the Board of Directors without shareholder approval.

Changes in a Fund's holdings, a Fund's performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

  - SM&R HAS CONSIDERABLE LEEWAY IN CHOOSING INVESTMENT STRATEGIES AND SELECTING SECURITIES IT BELIEVES WILL HELP THE FUNDS ACHIEVE THEIR OBJECTIVES.

Because of the market risks inherent in any investment, the Funds may not achieve their investment objectives. In addition, effective management of each Fund is subject to general economic conditions and to the ability and investment techniques of management. The net asset value of each Fund's shares will vary and the redemption value of shares may be either higher or lower than the shareholder's cost. Since each Fund has a different investment objective, each will have different investment results and incur different market, financial, and other risks.

During unfavorable market conditions, each Fund may, but is not required to, make temporary investments that are not consistent with a Fund's investment objectives and principal strategies. Such defensive measures may include increasing cash, investing more assets in bonds or money market instruments, and where permitted by the individual Fund discussions that follow, investing in derivatives or other instruments. If a Fund takes such defensive measures, it may not achieve its investment objectives.

A Fund may trade actively and frequently to achieve its investment objective. A high turnover rate may increase transaction costs, affecting the Fund's performance over time. A high turnover rate may also result in higher capital gains distributions, increasing your tax liability.

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS
                ------------------------------------------------

                             SM&R GROWTH FUND, INC.

  The Growth Fund considers its portfolio investments and the composition of its total portfolio from the viewpoint of potential capital appreciation. The Growth Fund adjusts this composition from time to time in light of current conditions. Under normal conditions, the Growth Fund invests at least 85% of its total assets in common stocks.

  The Growth Fund invests in the stocks of financially sound companies that have a proven ability to make and sustain a profit over time. Management places an emphasis on companies with growth potential. The Growth Fund does not employ exotic investment strategies, such as using options and futures.

  We identify candidate stock investments based on (1) low equity valuation (price) and (2) improving earnings. Then, we evaluate each candidate stock on a fundamental basis by examining past financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole. We utilize this combination of disciplines and human judgement to drive our stock selection process. We believe in evaluating each company's prospects as opposed to relying on broad forecasts of industry prospects. We do not attempt to time economic, market, style or capitalization cycles. Diversification, or weighting of individual economic sectors, is also dictated by a combination of disciplines and human judgement to varying degrees. We believe in never having less than half or more than double the market weighting in any one sector. The Growth Fund limits cash to 15% of its assets unless circumstances dictate otherwise.

  Because of the Growth Fund's goal of seeking long-term capital growth, certain sectors of the market will have greater weight in the Growth Fund's portfolio while other sectors of the market will have lower representation. For example, the Growth Fund generally overweights the technology sector, which represents approximately 15% to 20% of the Standard & Poor's 500 Index, in the portfolio relative to its market weight. This overweighting reflects the higher growth prospects of technology companies relative to the average company in the market. At varying times, we

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS
                ------------------------------------------------
  may also overweight other sectors of the market providing above average growth prospects, like healthcare and consumer staples.

  Conversely, the Growth Fund generally underrepresents certain sectors of the market in its portfolio that tend to have below average growth characteristics, like utilities, basic materials, and communications services. As a result of such strategic overweighting and underweighting, the Growth Fund's performance may differ substantially from broad market indexes like the S&P 500 and tend to incur more price volatility than these indexes.

  The Growth Fund may invest in convertible preferred stocks rated at least "B" by Standard and Poor's Corporation ("S&P") or at least "b" by Moody's Investors Service, Inc. ("Moody's") preferred stock ratings, and convertible debentures and notes rated at least "B" by S&P and Moody's corporate bond ratings. Investments in convertible securities having these ratings may involve greater risks than convertible securities having higher ratings.

  The proportion of assets invested in any particular type of security can be expected to vary, depending on SM&R's appraisal of market and economic conditions. Common stocks and convertible securities purchased will be of companies that SM&R believes will provide an opportunity for capital appreciation. On a temporary basis, the Growth Fund may invest in commercial paper which at the date of such investment, is rated in one of the two top categories by one or more of the nationally recognized statistical rating organizations, in certificates of deposit in domestic banks and savings institutions having at least $1 billion of total assets, and in repurchase agreements.

                         SM&R EQUITY INCOME FUND, INC.

  The Equity Income Fund considers its portfolio investments and the composition of its total portfolio not only from the viewpoint of present and potential yield, but also from the viewpoint of potential capital appreciation. We adjust this composition of portfolio investments from time to time to best accomplish the Equity Income Fund's investment objectives under current conditions. In pursuit of its objectives, the Equity Income Fund will invest in

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS
                ------------------------------------------------
  common stocks, preferred stocks, and marketable debt securities selected in accordance with its investment objectives. Common and preferred stocks purchased will generally be of companies with consistent and increasing dividend payment histories that SM&R believes will have further earnings potential sufficient to continue such dividend payments. Debt securities include publicly traded corporate bonds, debentures, notes, commercial paper, repurchase agreements, and certificates of deposit in domestic banks and savings institutions having at least $1 billion of total assets. The proportion of assets invested in any particular type of security can be expected to vary, depending on SM&R's appraisal of market and economic conditions. Under normal conditions, the Equity Income Fund will invest at least 75% of its assets in equity securities rather than debt securities.

  We view common stocks, as well as investments in preferred stocks and bonds convertible into common stock, from their potential for capital appreciation in addition to their current and potential income yield. Our goal is to maintain a portfolio dividend yield (before fees and expenses) at least 50% greater than that of the S&P 500 Index.

  We identify candidate stock investments based on (1) low equity valuation (price) and (2) improving earnings. Then, we evaluate each candidate stock on a fundamental basis by examining past financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole. We utilize this combination of disciplines and human judgement to drive our stock selection process. We believe in evaluating each company's prospects as opposed to relying on broad forecasts of industry prospects. We do not attempt to time economic, market, style or capitalization cycles. Diversification, or weighting of individual sectors, is also dictated by a combination of disciplines and human judgement to varying degrees. We believe in never having less than half or more than double the market weighting in any one sector. Cash is limited to 15% of the fund unless circumstances dictate otherwise.

  Certain sectors of the market will have greater weight in the Equity Income Fund's portfolio while other sectors of the market

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS
                ------------------------------------------------
  will have lower representation. For example, the Equity Income Fund generally overweights the finance sector in its portfolio relative to that sector's market weight (which is approximately 16% of the Standard & Poor's 500 Index). This reflects the greater dividend prospects of financial companies like banks, insurance companies, and real estate investment trusts as compared to the average company in the market. At varying times, we may also overweight other sectors of the market that provide above average dividend prospects, like utilities and energy.

  Conversely, the Equity Income Fund generally underrepresents certain sectors of the market tending to have below average dividend yields, like technology, consumer staples, and healthcare. As a result of such strategic overweighting and underweighting, the Equity Income Fund's performance may differ substantially from broad market indexes like the S&P 500.

  Corporate debt obligations purchased by the Equity Income Fund will consist only of obligations rated either Baa or better by Moody's or BBB or better by S&P. Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above.

                            SM&R BALANCED FUND, INC.

  The Balanced Fund uses a "balanced" approach by investing part of its assets in stocks of well-known companies and the remainder in a combination of high-grade bonds, bonds convertible into the common stock of the issuing corporations, and money market instruments. We change the ratio of stocks to bonds in response to changing economic conditions. This flexibility helps to reduce price volatility.

  The Balanced Fund's goal is relative stability of principal through a balance of stocks, bonds, and cash. The stocks serve to capture the benefits that ownership in corporate America brings. The bonds,

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS
                ------------------------------------------------
  meanwhile, can serve as a stabilizing force during times of eroding stock market value, as well as provide a fixed income payment stream into the portfolio.

  We identify candidate stock investments based on (1) low equity valuation (price) and (2) improving earnings. Then we evaluate each candidate stock on a fundamental basis by examining past financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole. We utilize this combination of disciplines and human judgement to drive our stock selection process. We believe in evaluating each company's prospects as opposed to relying on broad forecasts of industry prospects. We do not attempt to time economic, market, style or capitalization cycles. Diversification, or weighting of individual sectors, is also dictated by a combination of disciplines and human judgement to varying degrees. We believe in never having less than half or more than double the market weighting in any one sector. Cash is limited to 15% of the portfolio unless circumstances dictate otherwise. The Balanced Fund will only purchase corporate bonds rated either Baa or better by Moody's or BBB or better by S&P. Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above. The Balanced Fund may also invest in repurchase agreements. This balanced investment policy is intended to reduce risk and to obtain results in keeping with the Balanced Fund's objectives.

  The Balanced Fund will invest in fixed-income securities and equity securities as described above. However, the Balanced Fund will sometimes be more heavily invested in equity securities and at other times it will be more heavily invested in fixed-income securities, depending on management's appraisal of market and economic conditions. SM&R believes that a fund that is wholly invested in fixed-income securities carries a large interest rate risk. Interest rate risk is the uncertainty about losses due to changes in

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS
                ------------------------------------------------
  the rate of interest on debt instruments. The major interest rate risk for investors, however, is not in the interest rate itself, but in the change in the market price of bonds that results from changes in the prevailing interest rate. Higher interest rates would mean lower bond prices and lower net asset value for the Balanced Fund's shareholders assuming no change in its current investment objective and portfolio. Diversifying the Balanced Fund's portfolio with investments such as commercial paper, convertible securities, and common stocks may reduce the decline in value attributable to the increase in interest rate and resulting decrease in the market value of bonds and may reduce the interest rate risk. However, stock prices also fluctuate in response to a number of factors, including changes in general level of interest rates, economic and political developments, and other factors which impact individual companies or specific types of companies. Such market risks cannot be avoided but can be limited through a program of diversification and a careful and consistent evaluation of trends in the capital market and fundamental analysis of individual equity holdings.

  SM&R, through an ongoing program of asset allocation, will determine the appropriate level of equity to debt holdings consistent with SM&R's outlook and evaluation of trends in the economy and the financial markets. The Balanced Fund determines its level of commitment to common stocks and specific common stock investments as a result of this process. For example, within an environment of rising inflation, common stocks historically have preserved their value better than bonds; therefore, inclusion of common stocks could tend to conserve principal better than a portfolio consisting entirely of bonds and other debt obligations. In addition, within an environment of accelerating growth in the economy, common stocks historically have conserved their value better than bonds in part due to a rise in interest rates that occur coincidentally with accelerating growth and profitability of the companies.

                               OTHER RISK FACTORS
                ------------------------------------------------

The following discussion relates to all three Funds. The Fund summaries located at the beginning of this prospectus identifies some specific risks applicable to each individual Fund.

GENERAL. There is no assurance that a Fund will achieve its goals. Generally, if the securities owned by a Fund increase in value, the value of the shares of the fund which you own will increase. Similarly, if the securities owned by a Fund decrease in value, the value of your shares will also go down. In this way, you participate in any change in the value of the securities owned by a Fund.

  The risk inherent in investing in any fund is a risk common to any security. That is, the value of a Fund's shares will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the underlying portfolio securities held by that Fund. Each Fund's share value depends on general economic and securities market conditions, the investment decisions of its management, and numerous other factors. All of these factors are inherently uncertain and, in some cases, unforeseeable.

  Any of the Funds could lose money if the stock markets in general go down or if the particular stocks purchased by a Fund go down in value. In addition, the Funds could lose money if prevailing interest rates increase or if the debt securities purchased by a fund are downgraded or defaulted upon.

STOCK INVESTMENT RISKS. Because each Fund invests a substantial portion of its assets in stocks, the value of each Fund's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile and stock prices can change substantially. This market risk will affect each Fund's net asset value per share, which will fluctuate as the values of each Fund's portfolio securities change. Stock prices do not always change uniformly or at the same time and the various stock markets do not always move in the same direction at the same time. Other factors specific to a particular company also affect that company's stock price (for example, poor earnings, loss of major customers, or major litigation). The Funds cannot always predict the factors that will affect a stock's price. The Funds, however, do attempt to limit market risk by diversifying their investments.

                               OTHER RISK FACTORS
                ------------------------------------------------

  For the Growth Fund and the Equity Income Fund, the portfolio managers decide to overweight or underweight certain industry sectors and to purchase individual stocks based on their assessment of the future growth or income prospects of an industry sector or particular stock. If certain industries or investments do not perform as a fund expects (I.E., do not grow in value or produce dividend income as expected), that fund could underperform its peers or lose money.

  The Growth Fund is generally considered more aggressive than the Equity Income and Balanced Funds because it invests for capital appreciation in common stocks, emphasizing "growth" stocks that tend to be more volatile than other investments. Investors in the Growth Fund should expect greater fluctuations in share price, yield, and total return than with less aggressive funds.

DEBT SECURITIES RISKS. Debt securities are subject to changes in their values due to changes in prevailing interest rates. When prevailing interest rates fall, the values of already-issued debt securities generally rise. Accordingly, if interest rates go down after a security is purchased, such security might be valued and/or sold at a price greater than its cost. On the other hand, when prevailing interest rates rise, the values of already-issued debt securities generally fall. Accordingly, if interest rates increase after a security is purchased, such security might be valued and/or sold at a price less than its cost. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities.

  The Funds could lose money if any bonds they own are downgraded in credit rating or go into default. In general, lower-rated bonds, such as junk bonds, have higher credit risks. The Growth Fund is the only Fund permitted to invest in junk bonds. Junk bonds have additional risks, including limitations on a fund's ability to re-sell the lower-rated debt securities and less readily available market quotations for such securities. If there are not readily available market quotations for a debt security, its value is determined largely by the investment manager's judgment. When and if the debt security is sold, the investment manager may find that its estimation of the debt security's value is substantially different than

                               OTHER RISK FACTORS
                ------------------------------------------------
  the actual price at which it can be sold. Moreover, substantial redemptions of fund shares could require a fund to sell portfolio securities at a time when a sale might not be favorable.

OTHER RISKS. Each investor will be subject to all the risks normally attendant to business operations, changes in general economic conditions, governmental rules and fiscal policies, acts of God, and other factors beyond the control of the Funds' management.

SMALLER COMPANY RISKS. Smaller companies in which each of the Funds may invest may involve greater risks than large established companies. Such smaller companies may have limited product lines, markets, financial resources, and management depth. Their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. Smaller companies may also be more vulnerable than larger companies to adverse business or market developments. As a result, the prices of smaller companies may fluctuate to a greater degree than the prices of securities of larger companies.

                           PURCHASES AND REDEMPTIONS
                ------------------------------------------------

PURCHASING SHARES

You may purchase Class J shares of a fund through certain financial intermediaries (such as broker-dealers and mutual fund "supermarkets") that have distribution agreements with SM&R and are authorized to accept orders on the funds behalf. Such purchases will be at the offering price for such shares determined as and when provided below (See "Pricing of Fund Shares"). These mutual fund "supermarkets" may charge you a fee for this service and may require different minimum initial and subsequent purchases than the funds. Supermarkets may also impose other charges or restrictions different from those applicable to individuals who invest in other classes of the funds directly.

Certificates are not issued for shares of the funds. SM&R confirms investors' purchases and credits such purchases to their accounts on the books maintained by SM&R. Investors have the same rights of share ownership as they would if certificates had been issued.

Investors whose shares are held in the name of a broker-dealer or other party are not shareholders of record and therefore may not be able to utilize services available to shareholders of record.

OPENING AN ACCOUNT: To purchase shares, you must submit a completed account application. Special forms or information may be required when establishing an IRA/SEP or 403(b) plan. Please note that third party checks will not be accepted to open a new account, except for IRA Rollover checks that are properly endorsed.

MINIMUM PURCHASE REQUIREMENT: The minimum initial investment is $2,000 and all subsequent investments must be at least $500. The Company reserves the right to reject any purchase.

PRICING OF FUND SHARES

GENERAL (HOW SHARES ARE PRICED). We determine each fund's offering price once each day the New York Stock Exchange (the "Exchange") is open for regular trading. The offering price equals a fund's net asset value plus the sales charge, if any. You may purchase shares offered in this prospectus without a sales charge. Accordingly, the

                           PURCHASES AND REDEMPTIONS
                ------------------------------------------------
offering price for shares offered in this prospectus is that fund's (or class') net asset value.

A NOTE ON PRICING. Each Fund's investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Funds' Board of Directors. The Funds also may use fair value pricing if the value of a security held by the Fund is materially affected by events occurring after the close of regular trading of the primary markets or exchanges on which the security is traded. In these situations, prices used by the Fund to calculate its net asset value may differ from quoted or published prices for the underlying securities.

SHARE PRICE -- EFFECTIVE DATE OF PURCHASES AND REDEMPTIONS. Each Fund's share price, called its net asset value, or NAV, is calculated once each day at the close of regular trading (currently 3:00 p.m. Central Time). NAV is not calculated on holidays or other days the Exchange is closed. In the event the Exchange closes early on a particular day, we will determine the net asset value of the Funds as of such earlier closing time. Below is the method used by the Funds to calculate the NAV on any given day.

                      Total Assets - Liabilities
Net Asset Value   =   ----------------------------
                      Number of Shares Outstanding

Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. Each Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day, less any applicable transaction fee.

The price you pay or receive for shares of a Fund depends, in part, on the day and time you make your purchase or redemption. Purchases and redemptions will be executed on each day the Exchange is open for regular trading at the next NAV determined that day if:

    - SM&R receives your request in good order prior to the close of the regular trading day;

                           PURCHASES AND REDEMPTIONS
                ------------------------------------------------

    - a securities dealer having a dealer contract with SM&R receives your order prior to the close of the regular trading day and reports your order to SM&R prior to SM&R's close of business (currently 4:30 p.m. Central Time) on the same day; or
    - SM&R is advised of bank wire purchases received by Moody National Bank before 3 p.m. Central Time.

  If we receive your order after the close of the regular trading day or on any day that the Exchange is closed, we will execute your purchase or redemption at the price determined on the next regular trading day. In unusual circumstances, the Funds may temporarily suspend the processing of sale requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

SPECIAL SERVICES

EXCHANGE PRIVILEGE. As an investor in a fund, you may be permitted to exchange shares that you own in a fund with shares of some of the other mutual funds managed by SM&R without the payment of an exchange fee, subject to certain conditions. EXCHANGES BETWEEN A FUND AND ANOTHER FUND MANAGED BY SM&R ARE AVAILABLE ONLY IN STATES WHERE THE APPLICABLE FUNDS ARE REGISTERED AND THE EXCHANGE MAY BE LEGALLY MADE. YOU SHOULD CONTACT SM&R TO DETERMINE WHETHER A FUND IS REGISTERED IN A PARTICULAR STATE AND WHETHER AN EXCHANGE IS PERMITTED.

WE MAY TERMINATE OR CHANGE THE TERMS OF ANY EXCHANGE OFFER AT ANY TIME.

                           PURCHASES AND REDEMPTIONS
                ------------------------------------------------

You may exchange Class J shares of a fund, without an exchange fee, for shares of the corresponding class of another fund managed by SM&R. You also may exchange your Class J shares for shares of SM&R Investments, Inc.'s Primary Fund and Money Market Fund, provided that you meet any minimum investment requirement for the shares you wish to acquire.

You may request an exchange by telephone or in writing. In order to exchange shares, the following requirements must be met:

    (a) the exchange must be made between accounts that are registered in the same name, address and, if applicable, taxpayer identification number;

    (b) the shares of the fund acquired through exchange must be qualified for sale in the state in which you reside;

    (c) the dollar amount of a written exchange must meet the minimum investment requirement applicable to the shares of the fund that you would acquire through the exchange;

    (d) the minimum dollar amount of a telephone exchange is $500;

    (e) SM&R must have received full payment for the shares being exchanged;

    (f) your account must have been coded to reflect your certified taxpayer identification number, or, if applicable, an appropriate Internal Revenue Service Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status);

    (g) any shares that you wish to exchange must have been held for at least ten (10) business days; and

    (h) you have received a prospectus for the shares you receive in the exchange.

The exchange privilege is not an option or right to purchase shares but is permitted under the respective policies of the participating funds, and may be modified or discontinued by the participating funds or by SM&R at any time. ANY GAIN OR LOSS REALIZED ON AN EXCHANGE OR RE-EXCHANGE MAY BE RECOGNIZED FOR FEDERAL AND STATE

                           PURCHASES AND REDEMPTIONS
                ------------------------------------------------
INCOME TAX PURPOSES. YOU SHOULD CONSULT YOUR TAX ADVISOR FOR THE TAX TREATMENT AND EFFECT OF EXCHANGES.

ABUSIVE TRADING PRACTICES. Excessive, short-term (market-timing) or other abusive trading practices may disrupt portfolio management strategies and harm fund performance. To minimize harm to the Fund and its shareholders, we reserve the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading or whose trading, in our judgement, has been or may be disruptive to a fund. In making this judgement, we may consider trading done in multiple accounts under common ownership or control.

RETIREMENT PLANS

The following retirement plans may invest in Class J shares of the Funds:

  - Individual Retirement Accounts (IRAs), which include traditional IRAs, Roth IRAs, Education IRAs, and SIMPLE IRAs,

  - Simplified Employee Pension Plans (SEPs),

  - 403(b) Custodial Accounts (TSAs), and

  - corporate retirement plans.

These plans allow you to shelter investment income from federal income tax while saving for retirement. Information concerning IRAs and TSAs, and the forms necessary to adopt such plans, can be obtained by contacting your financial advisors. A regular fund application should be used when establishing a corporate retirement plan. (See "Purchasing Shares" for the minimum initial and subsequent purchase requirements.) SM&R acts as trustee or custodian for IRAs, SEPs, and TSAs for the funds. An annual custodial fee of $7.50 per account will be charged for any part of a calendar year in which an investor has an IRA, SEP, or TSA in the Funds and will be automatically deducted from each account. An individual considering a retirement plan may wish to consult with an attorney or tax adviser.

                           PURCHASES AND REDEMPTIONS
                ------------------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DISTRIBUTION SCHEDULE. The following schedule of distributions is provided to let you know when you can expect to receive a distribution from the SM&R Mutual Funds you own. These distributions, under normal circumstances and if earned, will be declared and paid in the months indicated in the following chart.


                                  DIVIDENDS                CAPITAL GAINS
-----------------------------------------------------------------------------
SM&R GROWTH FUND           June and December          December
-----------------------------------------------------------------------------
SM&R EQUITY INCOME FUND    March, June, September,    December
                           December
-----------------------------------------------------------------------------
SM&R BALANCED FUND         March, June, September,    December
                           December
-----------------------------------------------------------------------------

DISTRIBUTIONS AFFECT ON NAVS. In order to be entitled to a dividend, an investor must have acquired shares of a fund prior to the close of business on the distribution record date. A shareholder should be cautioned, however, before purchasing shares of a fund immediately prior to a distribution. Dividends and distributions paid by the Funds have the effect of reducing net asset value per share on the record date by the amount of the payment. Therefore, a dividend or distribution of record shortly after the purchase of shares by a shareholder represents, in substance, a return of capital.

DIVIDEND REINVESTMENTS. Dividends and capital gains will be automatically reinvested at net asset value in additional shares of the Fund unless SM&R is instructed otherwise in writing. Distributions not reinvested are paid by check or transmitted to your bank account through an ACH transaction, if elected. If the Postal Service cannot deliver your check, or if your check remains uncashed for six months, the Funds reserve the right to reinvest your distribution check in your account at the net asset value on the business day of the reinvestment and to reinvest all future distributions in shares of the applicable Fund(s). Dividends and capital gains declared in December to shareholders of record in December and paid the following January will be taxable to shareholders as if received in December.

                           PURCHASES AND REDEMPTIONS
                ------------------------------------------------

This is a convenient way to accumulate additional shares and maintain or increase the shareholder's earning base. Of course, any shares so acquired remain at market risk.

Shareholders have the right to change their election with respect to the receipt of distributions by notifying SM&R in writing, but any such change will be effective only as to distributions for which the record date is seven or more business days after SM&R has received the shareholder's written request.

BACKUP WITHHOLDING. Backup withholding for federal income tax may be applied, where required by current IRS requirements, at the rate of 31% from taxable dividends, distributions, and redemption proceeds (including exchanges) if you fail to furnish the funds with a correct and properly certified Social Security or Employer Identification Number when you sign your application, or if you underreport your income to the Internal Revenue Service.

TAXABILITY OF REDEMPTIONS AND EXCHANGES. You should consult with a tax advisor concerning the tax reporting requirements in effect on the redemption or exchange of such shares. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

REDEEMING SHARES

You can redeem fund shares at the net asset value determined on the date the request is received by SM&R in proper form. A redemption request must be processed through your financial intermediary.

If uncertain of the redemption requirements, investors should call Investor Services or write SM&R. Payment will be made as soon as practicable and normally within seven days after receipt of a redemption request in proper form. We currently charge a fee in the amount of $10.00 for redemptions by wire under $10,000.

                           PURCHASES AND REDEMPTIONS
                ------------------------------------------------

If the shares being redeemed were purchased by wire, certified check, money order, or other immediately available funds, redemption proceeds will be mailed no later than the seventh calendar day following receipt. For shares purchased by a personal check or ACH transfer, SM&R will process your redemption but will generally delay sending you the proceeds for up to ten (10) business days to allow the check or transfer to clear.

SYSTEMATIC WITHDRAWAL PLAN. The funds have a Systematic Withdrawal Plan ("Withdrawal Account"), which permits shareholders having an account value of $5,000 or more to automatically withdraw a minimum of $50 monthly or each calendar quarter on or about the 20th of the applicable month. Shareholders maintaining a Withdrawal Account may elect to have the withdrawal proceeds automatically deposited in their pre-authorized bank account via an ACH transaction. This is accomplished by completing the relevant section of the account application and returning it to SM&R. See "Special Services" for additional information. Dividends and capital gains distributions will automatically be reinvested in additional shares at net asset value. As with other redemptions, a withdrawal is a sale for federal income tax purposes. The Systematic Withdrawal Plan will automatically terminate if all shares are liquidated or withdrawn from the account.

For further information about the "Systematic Withdrawal Plan," contact your investment adviser or broker-dealer.

"GOOD ORDER" means the request for redemption must include:

    (1) your letter of instruction or a stock assignment specifying the fund, account number, and number of shares or dollar amount to be redeemed. Both share certificates and stock powers, if any, must be endorsed and executed exactly as the fund shares are registered. It is suggested that certificates be returned by certified mail for your protection;

    (2) any required signature guarantees (see "Signature Guarantees" below);
        and

                           PURCHASES AND REDEMPTIONS
                ------------------------------------------------

    (3) other supporting legal documents, if required in the case of estates, trusts, guardianships, divorce, custodianships, corporations, partnerships, pension or profit sharing plans, retirement plans, and other organizations.

Please keep in mind that as a shareholder, it is your responsibility to ensure that all requests are submitted to the fund's transfer agent in proper form for processing.

SIGNATURE GUARANTEES. To protect you and the Funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A signature guarantee can be obtained at most banks and securities dealers. A notary public is not authorized to provide a signature guarantee.

The following circumstances require a signature guarantee:

  - Redemptions from one or more of the Funds total $50,000 or more
  - You want the proceeds sent to an address other than the address currently appearing on your account
  - You want the proceeds sent to a bank account not listed on your account
  - You want the proceeds payable to anyone other than the registered owner(s) of the account
  - Either your address or the address of your bank account has been changed within 30 days
  - The account is registered in the name of a fiduciary, corporation or any other organization. In these cases, additional documentation is required:
     Corporate accounts: certified copy of corporate resolution
     Fiduciary accounts: copy of the power of attorney or other governing document
- The Funds or their transfer agent believe a signature guarantee would protect against claims based on transfer instructions

WHO CAN PROVIDE A SIGNATURE GUARANTEE:

  - Commercial Bank
  - Trust Company
  - Savings Association

                           PURCHASES AND REDEMPTIONS
                ------------------------------------------------

  - Credit Union
  - Member of Medallion Program
  - Member of a U.S. Stock Exchange
  - Authorized SM&R Representatives

NOTARY PUBLIC NOT ACCEPTABLE

REDEMPTION OF SMALL ACCOUNTS. The Funds reserve the right to redeem shares in any account (which will be promptly paid to the shareholder) if, due to your redemptions, the value of the account falls below $500. You will be notified that the value of your account is less than the required minimum and allowed at least 60 days to make an additional investment to increase the value of your account above the required minimum. The Funds may, from time to time, change such required minimum investment.

RIGHTS RESERVED BY THE FUNDS. The Funds, acting through its transfer agent, reserve the right:

  - to waive, raise or lower investment minimums;

  - to accept subsequent purchases by telephone from financial intermediaries;

  - to refuse any purchase order;

  - to cancel or rescind any purchase or exchange at any time prior to receipt by the shareholder of written confirmation or, if later, within five
    (5) business days of the transaction;

  - to freeze an account and suspend account services when notice has been received of a dispute involving the account owners or other parties or there is reason to believe a fraudulent transaction may occur or has occurred;

  - to act on instructions not believed to be genuine;

  - to eliminate duplicate mailings of fund material to shareholders who reside at the same address; or

  - to otherwise modify the conditions of purchase and any services at any time.

                         THE FUNDS AND THEIR MANAGEMENT
                ------------------------------------------------

INVESTMENT ADVISER

Each Fund's Board of Directors has delegated to Securities Management and Research, Inc. ("SM&R"), the Fund's investment adviser, the management of the Fund's day-to-day business and affairs. In addition, SM&R invests the Funds' assets, provides administrative services, and serves as transfer agent, custodian, dividend paying agent, and underwriter. While the use of this combined Prospectus subjects each Fund to possible liability as the result of statements or omissions regarding another Fund, the Board of Directors of each Fund considers the benefits to the respective Fund of using a combined Prospectus to outweigh the risk.

SM&R is a wholly-owned subsidiary of American National Insurance Company ("American National"). SM&R was incorporated in 1964 and has managed mutual funds since 1966. SM&R also serves as investment adviser to other clients including banks, employee benefit plans, other investment companies, banks, foundations and endowment funds.

ADVISORY AGREEMENTS

GROWTH FUND. We deduct an investment advisory fee from the value of the shares each day. We calculate this fee for the Growth Fund at the annual rate as follows:


                                                  BASIC
                                                 ADVISORY
         ON THE PORTION OF EACH FUND'S           FEE ANNUAL
           AVERAGE DAILY NET ASSETS                RATE
-----------------------------------------------     -----
Not exceeding $100,000,000                          0.750%
Exceeding $100,000,000 but not exceeding
  $200,000,000                                      0.625%
Exceeding $200,000,000 but not exceeding
  $300,000,000                                      0.500%
Exceeding $300,000,000                              0.400%

We adjust the basic advisory fee rate by comparing the fund's investment performance during the previous thirty-six (36) months with the investment performance of the Lipper Growth Fund Index (the "Lipper Index") published by Lipper Analytical Services, Inc. over the same period. Specifically, we adjust the basic advisory fee each month by adding to or subtracting from such rate, when appropriate, the applicable performance adjustment amount percentage shown in the table below. The resulting advisory fee rate is then applied to the average daily net asset value of the fund for the succeeding month.

                         THE FUNDS AND THEIR MANAGEMENT
                ------------------------------------------------
The advisory fee for such month will be one-twelfth ( 1/12th) of the resulting dollar figure.


                                                   PERFORMANCE
PERFORMANCE COMPARED                               ADJUSTMENT
TO LIPPER INDEX                                      AMOUNT
------------------------------------------------  -------------
0.10% to 0.99% above                                      +0.02%
1.00% to 1.99% above                                      +0.04%
2.00% to 2.99% above                                      +0.06%
3.00% to 3.99% above                                      +0.08%
4.00% to 4.99% above                                      +0.10%
5.00% to 5.99% above                                      +0.12%
6.00% to 6.99% above                                      +0.14%
7.00% to 7.99% above                                      +0.16%
8.00% to 8.99% above                                      +0.18%
9.00% and above                                           +0.20%
0.10% to 0.99% below                                      -0.02%
1.00% to 1.99% below                                      -0.04%
2.00% to 2.99% below                                      -0.06%
3.00% to 3.99% below                                      -0.08%
4.00% to 4.99% below                                      -0.10%
5.00% to 5.99% below                                      -0.12%
6.00% to 6.99% below                                      -0.14%
7.00% to 7.99% below                                      -0.16%
8.00% to 8.99% below                                      -0.18%
9.00% and below                                           -0.20%

See "INVESTMENT ADVISORY AND OTHER SERVICES" in the Funds' Statement of Additional Information for a more detailed description of the method used in calculating the performance adjustment. See Appendix B for a description of these ratings

EQUITY INCOME AND BALANCED FUNDS. We deduct an investment advisory fee from the value of the shares each day. We calculate this fee for the Equity Income and Balanced Funds at the annual rate as follows:


     ON THE PORTION OF EACH FUND'S        BASIC ADVISORY
        AVERAGE DAILY NET ASSETS          FEE ANNUAL RATE
----------------------------------------         -----
Not exceeding $100,000,000                       0.750%
Exceeding $100,000,000 but not exceeding
  $200,000,000                                   0.625%
Exceeding $200,000,000 but not exceeding
  $300,000,000                                   0.500%
Exceeding $300,000,000                           0.400%

                         THE FUNDS AND THEIR MANAGEMENT
                ------------------------------------------------

SM&R received total advisory fees from the Growth, Equity Income, and Balanced Funds for the fiscal year ended December 31, 1999 of 0.48%, 0.68%, and 0.75%, respectively, of each fund's average daily net assets. Each fund's advisory fees may be higher than the fees paid by other mutual funds, but each fund believes its fees are comparable to those paid by funds with the same or similar investment objective.

ADMINISTRATIVE SERVICES

Pursuant to Administrative Service Agreements with the funds, SM&R provides all non-investment related management, executive, administrative, transfer agent, and operational services to the Funds. Under the agreements, SM&R receives an administrative service fee from each fund at the annual rate of average daily net asset values as follows:


                                          ADMINISTRATIVE
     ON THE PORTION OF EACH FUND'S        SERVICE FEE
        AVERAGE DAILY NET ASSETS          ANNUAL RATE
----------------------------------------         ----
Not exceeding $100,000,000                       0.25%
Exceeding $100,000,000 but not exceeding
  $200,000,000                                   0.20%
Exceeding $200,000,000 but not exceeding
  $300,000,000                                   0.15%
Exceeding $300,000,000                           0.10%

In each fund's administrative service agreement, SM&R has agreed to pay (or to reimburse each fund for) each fund's regular operating expenses in excess of 1.25% per year of such fund's average daily net assets. Regular operating expenses include the advisory fee and administrative service fee, if any, paid to SM&R, but do not include 12b-1 fees, class-specific expenses, interest, taxes, commissions, and other expenses incidental to portfolio transactions.

SM&R received total administrative service fees of 0.22% for the Growth Fund; 0.22% for the Equity Income Fund; and 0.25% for the Balanced Fund for the fiscal year ended December 31, 1999 of each fund's average daily net assets.

PORTFOLIO MANAGEMENT

SM&R's portfolio management team uses a disciplined, team approach in providing investment advisory services to the funds. While the following individual is primarily responsible for the day-to-day portfolio management of the funds, all accounts are reviewed on

                         THE FUNDS AND THEIR MANAGEMENT
                ------------------------------------------------
a regular basis by SM&R's Investment Committee to ensure that they are being invested in accordance with investment policies.

GORDON D. DIXON, DIRECTOR, SENIOR VICE PRESIDENT, CHIEF INVESTMENT OFFICER OF SECURITIES MANAGEMENT AND RESEARCH, INC., VICE PRESIDENT, PORTFOLIO MANAGER OF THE GROWTH FUND, EQUITY INCOME FUND AND BALANCED FUND. Mr. Dixon joined Securities Management and Research, Inc. in 1993. He graduated from the University of South Dakota with a B.A. in Finance and Accounting and from Northwestern University in 1972 with an M.B.A in Finance and Accounting.
Mr. Dixon began his investment career in 1972 as an Administrative and Research Manager with Penmark Investments. In 1979 he began working for American Airlines in the management of the $600 million American Airlines Pension Portfolio, of which approximately $100 million was equities. In 1984 he was employed by C&S/ Sovran Bank in Atlanta, Georgia as Director of Equity Strategy where he had responsibility for all research, equity trading and quantitative services groups as well as investment policy input of a portfolio of approximately $7 billion, of which $3.5 billion was equities.

ANDREW R. DUNCAN, SR. SECURITIES ANALYST/PORTFOLIO MANAGER. Mr. Duncan joined
  SM&R's staff in 1997 as Sr. Securities Analyst/Portfolio Manager. Mr. Duncan serves as a Portfolio Manager of the SM&R Equity Income Fund, SM&R Balanced Fund, the American National Investment Accounts, Inc. Equity Income Portfolio, Balanced Portfolio, and the International Stock Portfolio. He graduated from West Virginia University in 1995 with a BS/BA degree in Finance and from Texas A&M University in 1996 with an MS in Finance.

ANDRE J. HODLEWSKY, SECURITIES ANALYST/PORTFOLIO MANAGER. Mr. Hodlewsky joined
  SM&R in 1998 as Securities Analyst. Mr. Hodlewsky serves as a Portfolio Manager of the SM&R Growth Fund, Inc. and the American National Investment Accounts, Inc. Small-Cap/ Mid-Cap Portfolio. He graduated from the University of Wisconsin in 1990 with a BA in Graphic Design and Industrial Design and from the University of Wisconsin in 1999 with an MBA in Marketing and Finance. Prior to joining SM&Rs staff, he held a position at Rockwell from 1995 to 1997 in their Internet and Multi-Media Design Group and Mandel Company in Milwaukee, Wisconsin, from 1993 to 1995 in the Prepress Technology Division.

                              FINANCIAL HIGHLIGHTS
                ------------------------------------------------

UNDERSTANDING THE FINANCIAL HIGHLIGHTS

The condensed financial information on the following pages relfect all of the fees and expenses imposed by each of the Funds which contributed to the changes in the share price of each Fund during the period. It also shows the changes in share price for this period in comparison to changes over the last five fiscal years or less, if the fund is not five years old.

On a per-share basis, the table includes as appropriate

    - share price at the beginning of the period
    - investment income and capital gains or losses
    - distributions of income and capital gains paid to shareholders
    - share price at the end of the period

The table also includes some key statistics for the period as appropriate

    - Total Return -- the overall percentage of return of the fund, assuming the reinvestment of all distributions
    - Expense Ratio -- operating expenses as a percentage of average net assets
    - Net Income Ratio -- net investment income as a percentage of average net assets
    - Portfolio Turnover -- the percentage of the fund's buying and selling activity

The Financial Highlights have been audited by the Fund's independent auditors, Tait, Weller & Baker. Their Independent Auditor's Report is included in the fund's annual report for the year ended December 31, 1999, which is incorporated by reference into the Statement of Additional Information and is available upon request.

                              FINANCIAL HIGHLIGHTS
                ------------------------------------------------

GROWTH FUND

The following financial highlights table is intended to help you understand the Growth Fund's financial performance for the past five years. Certain information reflects financial results for a single share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Growth Fund (assuming reinvestment of all dividends and distributions). This information is derived from the financial statements of the Growth Fund, which for the years ended December 31, 1997, 1998 and 1999 have been audited by Tait, Weller & Baker, independent auditors, whose report, along with the Growth Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request. The information for years ending December 31, 1996 and prior, has been audited by the Growth Fund's former independent auditors. IF CLASS J SHARES OF THE GROWTH FUND HAD BEEN IN EXISTENCE DURING THE PAST FIVE YEARS, THE FINANCIAL PERFORMANCE OF CLASS J SHARES OF THE GROWTH FUND WOULD HAVE BEEN LOWER THAN DEPICTED BECAUSE OF THE IMPOSITION OF DISTRIBUTION AND/OR SERVICE (12b-1) FEES.

                                                       YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------
                                           1999       1998       1997       1996       1995
                                         --------   --------   --------   --------   --------
Net Asset Value, Beginning of Year       $   5.69   $   5.24   $   4.95   $   4.39   $   3.83
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                      0.03       0.04       0.06       0.05       0.08
  Net Realized and Unrealized Gain
    (Loss) on Securities                     1.35       0.85       1.03       0.73       0.88
                                         --------   --------   --------   --------   --------
TOTAL FROM INVESTMENT OPERATIONS             1.38       0.89       1.09       0.78       0.96
                                         --------   --------   --------   --------   --------
LESS DISTRIBUTIONS
  Dividends from Net Investment Income      (0.03)     (0.04)     (0.06)     (0.05)    (0.08)
  Distributions from Capital Gains          (0.27)     (0.40)     (0.74)     (0.17)    (0.32)
                                         --------   --------   --------   --------   --------
TOTAL DISTRIBUTIONS                         (0.30)     (0.44)     (0.80)     (0.22)    (0.40)
                                         --------   --------   --------   --------   --------
Net Asset Value, End of Year             $   6.77   $   5.69   $   5.24   $   4.95   $   4.39
                                         ========   ========   ========   ========   ========
TOTAL RETURN                               24.49%     18.35%     22.24%     17.64%     25.20%
                                         ========   ========   ========   ========   ========
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000's omitted)  $230,203   $203,109   $178,344   $152,758   $134,821
Ratio of Expenses to Average Net Assets     0.87%      0.85%      0.96%      1.15%      0.98%
Ratio of Net Income to Average Net
  Assets                                    0.44%      0.69%      1.03%      1.02%      1.67%
Portfolio Turnover Rate                    16.13%     27.31%     46.79%     18.72%     37.00%

                              FINANCIAL HIGHLIGHTS
                ------------------------------------------------

EQUITY INCOME FUND

The following financial highlights table is intended to help you understand the Equity Income Fund's financial performance for the past five years. Certain information reflects financial results for a single Equity Income Fund share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Equity Income Fund (assuming reinvestment of all dividends and distributions). This information is derived from the financial statements of the Equity Income Fund, which for the years ended December 31, 1997, 1998 and 1999 have been audited by Tait, Weller & Baker, independent auditors, whose report, along with the Equity Income Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request. The information for years ending December 31, 1996 and prior, has been audited by the Equity Income Fund's former independent auditors. IF CLASS J SHARES OF THE EQUITY INCOME FUND HAD BEEN IN EXISTENCE DURING THE PAST FIVE YEARS, THE FINANCIAL PERFORMANCE OF CLASS J SHARES OF THE EQUITY INCOME FUND WOULD HAVE BEEN LOWER THAN DEPICTED BECAUSE OF THE IMPOSITION OF DISTRIBUTION AND/OR SERVICE (12b-1) FEES.

                                                       YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------
                                           1999       1998       1997       1996       1995
                                         --------   --------   --------   --------   --------
Net Asset Value, Beginning of Year       $  28.02   $  26.99   $  25.05   $  22.59   $  18.90
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                      0.54       0.62       0.63       0.58       0.62
  Net Realized and Unrealized Gain
    (Loss) on Securities                    (0.96)      2.50       4.96       3.10       4.82
                                         --------   --------   --------   --------   --------
TOTAL FROM INVESTMENT OPERATIONS            (0.42)      3.12       5.59       3.68       5.44
                                         --------   --------   --------   --------   --------
LESS DISTRIBUTIONS
  Dividends from Net Investment Income      (0.54)     (0.62)     (0.64)     (0.58)     (0.63)
  Distributions from Capital Gains          (1.76)     (1.47)     (3.01)     (0.64)     (1.12)
                                         --------   --------   --------   --------   --------
TOTAL DISTRIBUTIONS                         (2.30)     (2.09)     (3.65)     (1.22)     (1.75)
                                         --------   --------   --------   --------   --------
Net Asset Value, End of Year             $  25.30   $  28.02   $  26.99   $  25.05   $  22.59
                                         ========   ========   ========   ========   ========
TOTAL RETURN                              (1.39)%     12.11%     22.72%     16.46%     29.12%
                                         ========   ========   ========   ========   ========
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000's omitted)  $187,988   $218,980   $198,687   $165,786   $141,058
Ratio of Expenses to Average Net Assets     1.05%      1.01%      1.05%      1.10%      1.12%
Ratio of Net Income to Average Net
  Assets                                    1.94%      2.22%      2.28%      2.42%      2.89%
Portfolio Turnover Rate                     9.81%     19.29%     39.14%     27.07%     44.00%

                              FINANCIAL HIGHLIGHTS
                ------------------------------------------------

BALANCED FUND

The following financial highlights table is intended to help you understand the Balanced Fund's financial performance for the past five years. Certain information reflects financial results for a single Balanced Fund share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Balanced Fund (assuming reinvestment of all dividends and distributions). This information is derived from the financial statements of the Balanced Fund, which for the years ended December 31, 1997, 1998 and 1999 have been audited by Tait, Weller & Baker, independent auditors, whose report, along with the Balanced Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request. The information for years ending December 31, 1996 and prior, has been audited by the Balanced Fund's former independent auditors. IF CLASS J SHARES OF THE BALANCED FUND HAD BEEN IN EXISTENCE DURING THE PAST FIVE YEARS, THE FINANCIAL PERFORMANCE OF CLASS J SHARES OF THE BALANCED FUND WOULD HAVE BEEN LOWER THAN DEPICTED BECAUSE OF THE IMPOSITION OF DISTRIBUTION AND/OR SERVICE (12b-1) FEES.

                                                            YEAR ENDED DECEMBER 31,
                                              ----------------------------------------------------
                                                1999       1998       1997       1996       1995
                                              --------   --------   --------   --------   --------
Net Asset Value, Beginning of Year            $ 19.63    $ 18.32    $ 17.90    $ 16.85    $ 14.32
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                          0.42       0.48       0.57       0.49       0.49
  Net Realized and Unrealized Gain (Loss) on
    Securities                                   1.84       1.96       2.50       1.48       2.67
                                              -------    -------    -------    -------    -------
TOTAL FROM INVESTMENT OPERATIONS                 2.26       2.44       3.07       1.97       3.16
                                              -------    -------    -------    -------    -------
LESS DISTRIBUTIONS
  Dividends from Net Investment Income          (0.42)     (0.47)     (0.59)     (0.49)     (0.49)
  Distributions from Capital Gains              (0.80)     (0.66)     (2.06)     (0.43)     (0.14)
                                              -------    -------    -------    -------    -------
TOTAL DISTRIBUTIONS                             (1.22)     (1.13)     (2.65)     (0.92)     (0.63)
                                              -------    -------    -------    -------    -------
Net Asset Value, End of Year                  $ 20.67    $ 19.63    $ 18.32    $ 17.90    $ 16.85
                                              =======    =======    =======    =======    =======
TOTAL RETURN                                   11.87%     13.83%     17.46%     11.86%     22.29%
                                              =======    =======    =======    =======    =======
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000's omitted)       $30,146    $29,367    $25,838    $23,188    $21,757
Ratio of Expenses with reimbursement to
  Average Net Assets                            1.25%      1.25%      1.26%      1.21%      1.26%
Ratio of Expenses without reimbursement to
  Average Net Assets                            1.41%      1.37%      1.36%      1.34%      1.46%
Ratio of Net Income to Average Net Assets       2.15%      2.55%      3.02%      2.83%      2.99%
Portfolio Turnover Rate                        18.01%     16.01%     27.52%     23.78%     16.39%

                                   APPENDIX A
                 (Description of Ratings Used in Prospectuses)
      -------------------------------------------------------------------

BOND RATINGS

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S LONG-TERM BOND (BONDS THAT EXTEND LONGER THAN ONE YEAR) RATING:

AAA An obligation rated "AAA" has the highest rating assigned by Standard &
    Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

       Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                                   APPENDIX A
                 (DESCRIPTION OF RATINGS USED IN PROSPECTUSES)
      -------------------------------------------------------------------

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

DESCRIPTION OF MOODY'S INVESTOR'S SERVICE, INC.'S LONG-TERM BOND (BONDS THAT EXTEND LONGER THAN ONE YEAR) RATINGS:

Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated "Baa" are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective

                                   APPENDIX A
                 (DESCRIPTION OF RATINGS USED IN PROSPECTUSES)
      -------------------------------------------------------------------
      elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

PREFERRED STOCK RATING

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S PREFERRED STOCK RATING:

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rate "AA" also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

A An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a

                                   APPENDIX A
                 (DESCRIPTION OF RATINGS USED IN PROSPECTUSES)
      -------------------------------------------------------------------
     preferred stock in this category than for issues in the "A" category.

BB    Preferred stock rated "BB," "B," and "CCC" are
B     regarded, on balance, as predominantly speculative with
CCC   respect to the issuer's capacity to pay preferred stock
      obligations. "BB" indicates the lowest degree of
      speculation and "CCC" the highest. While such issues
      will likely have some quality and protective
      characteristics, these are outweighed by large
      uncertainties or major risk exposures to adverse
      conditions.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S PREFERRED STOCK RATING:

aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

                                   APPENDIX A
                 (DESCRIPTION OF RATINGS USED IN PROSPECTUSES)
      -------------------------------------------------------------------

b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

FEDERAL FUNDS

As used in this Prospectus and in the Funds' Statement of Additional Information, "Federal Funds" means a commercial bank's deposits in a Federal Reserve Bank which can be transferred from one member bank's account to that of another member bank on the same day. Federal Funds are considered to be immediately available funds.

                      FOR MORE INFORMATION ABOUT THE FUNDS
                ------------------------------------------------

The following documents contain more         SM&R GROWTH
information about the funds and are          FUND, INC.
available free upon request:                 SM&R EQUITY INCOME
                                             FUND, INC.
STATEMENT OF ADDITIONAL INFORMATION          SM&R BALANCED
(SAI) The SAI contains additional            FUND, INC.
information about all aspects of the
funds. A current SAI has been filed
with the Securities and Exchange
Commission and is incorporated herein
by reference.

ANNUAL AND SEMI-ANNUAL REPORTS
The funds' annual and semi-annual
reports provide additional information
about the funds' investments. The
annual report for the fiscal year ended
December 31, 1999 will contain a
discussion of the market conditions and
investment strategies that
significantly affected each fund's
performance during the last fiscal
year.

REQUESTING DOCUMENTS
You may request a free copy of the SAI and these reports, make shareholder inquiries, or request further information about the funds either by contacting your broker or by contacting the funds at:

        SECURITIES MANAGEMENT AND RESEARCH, INC.
        P.O. BOX 58969
        HOUSTON, TEXAS 77258-8969
        TELEPHONE: 1-800-231-4639 (TOLL FREE) OR
                   1-281-334-2469 (COLLECT)
PUBLIC INFORMATION
You can review and copy information about the funds, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the public reference room by calling the Commission at 1-800-SEC-0330. Reports and other information about the funds also are available on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

                                                              Investment Company
                                                             File Nos. 811-00623
                                                                       811-01916
                                                                       811-02818

                 (This page has been left blank intentionally.)

[LOGO]

                               SM&R EQUITY FUNDS

CLASS Y (INSTITUTIONAL SALES)
     SM&R GROWTH FUND, INC.
     SM&R EQUITY INCOME FUND, INC.
     SM&R BALANCED FUND, INC.

Prospectus, May 1, 2000

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                (This class may not be available in all states.)

                               TABLE OF CONTENTS
                ------------------------------------------------

FUND SUMMARIES..........................................    1
  SM&R Growth Fund......................................    1
  SM&R Equity Income Fund...............................    3
  SM&R Balanced Fund....................................    5
ADDITIONAL EXPLANATION OF RISK FACTORS..................    8
PERFORMANCE.............................................   11
EXPENSES OF THE FUNDS...................................   17
  Fees and Expenses of the Funds........................   17
CHOOSING A SHARE CLASS THAT BEST SUITS YOU..............   19
  Distribution and Shareholder Service (12b-1) Fee......
INVESTMENT OBJECTIVES, POLICIES AND RISKS...............   21
  Growth Fund...........................................   22
  Equity Income Fund....................................   23
  Balanced Fund.........................................   25
OTHER RISK FACTORS......................................   28
PURCHASES AND REDEMPTIONS...............................   31
  Purchasing Shares.....................................   31
  Pricing of Fund Shares................................   32
  Other Services........................................   34
  Retirement Plans......................................   38
  Dividends, Distributions, and Taxes...................   39
  Redeeming Shares......................................   40
THE FUNDS AND THEIR MANAGEMENT..........................   45
FINANCIAL HIGHLIGHTS....................................   50
  Growth Fund...........................................   51
  Equity Income Fund....................................   52
  Balanced Fund.........................................   53
APPENDIX................................................  A-1

WHY READING THIS PROSPECTUS IS IMPORTANT TO YOU

This prospectus explains the investment objective, risks and strategies of each of the SM&R Mutual Funds. Reading the prospectus will help you to decide which SM&R Mutual Fund, if any, is the right investment for you. We suggest that you keep this prospectus for future reference.

 Fund SUMMARY                                             SM&R Growth Fund, Inc.
              ---------------------------------------------------

INVESTMENT OBJECTIVE
                 The Growth Fund seeks to achieve capital appreciation. PRINCIPAL INVESTMENT STRATEGIES
                 The Growth Fund normally invests at least 85% of its total assets in common stocks. In selecting stocks, Securities Management and Research, Inc. ("SM&R"), the Growth Fund's investment advisor:
                   - chooses the stocks of financially sound companies that have a proven ability to make and sustain a profit over time
                   - places an emphasis on companies with growth potential

                 The Growth Fund generally purchases a higher proportion of stocks (relative to their market weight) from those sectors of the market with higher growth prospects, referred to as "overweighting." Examples of sectors with higher growth prospects currently include technology, healthcare, and consumer staples. On the other hand, the fund generally purchases a smaller proportion of stocks (relative to their market weight) from sectors of the market with below average growth characteristics (for example, utilities and basic materials), referred to as "underweighting."

                 The Growth Fund may also invest in debt obligations (such as convertible preferred stocks, debentures, and notes), including below investment grade bonds ("junk" bonds).

 FUND SUMMARY                                             SM&R GROWTH FUND, INC.
              ---------------------------------------------------

PRINCIPAL RISK FACTORS

                 The Growth Fund is subject to the risks common to all mutual funds that invest in equity securities, and you could lose money investing in this fund. The principal risks of investing in the Growth Fund are as follows:
                   - the market value of the fund's securities could decline
                     (market risk).
                   - SM&R's investment decisions (such as sector overweighting and underweighting and individual stock selection) could fail to achieve the desired results (investment style or management risk).
                   - growth stocks can have relatively wide price swings as a result of the high valuations they carry (growth stock risk).
                   - interest rates could increase which can cause the value of a debt security to decline (interest rate risk).
                   - issuers of debt obligations could default or be unable to pay amounts due (credit risk).
WHO MAY WANT TO INVEST IN THE FUND
                 The fund may be appropriate if you:
                   - have long term investment goals (ten years or more)
                   - are willing to accept higher short-term risk along with
                     higher potential long-term returns
                   - want to diversify your portfolio

                 The fund may NOT be appropriate:
                   - if you are investing with a shorter time horizon (less than ten years)
                   - if you are uncomfortable with an investment that will go up and down in value
                   - as your complete portfolio

 FUND SUMMARY   SM&R EQUITY INCOME FUND, INC.
              ---------------------------------------------------

INVESTMENT OBJECTIVE
                 The Equity Income Fund seeks current income with a secondary objective of long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
                 Securities Management and Research, Inc. ("SM&R"), the fund's investment advisor, normally invests at least 75% of the Equity Income Fund's assets in equity securities. This fund may also invest in preferred stocks and investment grade debt securities (such as publicly traded corporate bonds, debentures, notes, commercial paper, repurchase agreements, and certificates of deposit). In selecting common and preferred stocks, the fund focuses on companies with consistent and increasing dividend payment histories and future earnings potential sufficient to continue such dividend payments. This fund's goal is to maintain a portfolio dividend yield (before fees and expenses) at least 50% greater than that of the S&P 500 Index.

                 The Equity Income Fund generally purchases a higher proportion of stocks (relative to their market weight) from those sectors of the market with greater dividend prospects, referred to as "overweighting." Examples of sectors with greater dividend prospects currently include financial companies like banks, insurance companies, and real estate investment trusts. On the other hand, the fund generally purchases a smaller proportion of stocks (relative to their market weight) from sectors of the market with below average dividend yields (such as technology and consumer staples), referred to as "underweighting."

 FUND SUMMARY   SM&R EQUITY INCOME FUND, INC.
              ---------------------------------------------------

PRINCIPAL RISK FACTORS

                 The Equity Income Fund is subject to the risks common to all mutual funds that invest in equity securities and you could lose money investing in this fund. The principal risks of investing in the Equity Income Fund are as follows:
                   - the market value of the fund's securities could decline
                     (market risk).
                   - SM&R's investment decisions (such as sector overweighting and underweighting and individual stock selection) could fail to achieve the desired results (investment style or management risk).
                   - growth stocks can have relatively wide price swings as a result of the high valuations they carry (growth stock risk).
                   - interest rates could increase which can cause the value of debt securities to decline (interest rate risk).
                   - issuers of debt obligations could default or be unable to pay amounts due (credit risk).
WHO MAY WANT TO INVEST IN THE FUND
                 This fund may be appropriate if you:
                   - have medium-term investment goals (five years or more)
                   - are comfortable with moderate to aggressive risk
                   - are looking for a fund with both growth and income
                     components
                   - are seeking to participate in the equity market
                   - are willing to accept higher short-term risk along with
                     higher potential long-term returns

                 This fund may NOT be appropriate if you:
                   - are investing with a shorter-time horizon (less than five years)
                   - are investing for maximum return
                   - require a high degree of stability of your principal

 FUND SUMMARY                                           SM&R BALANCED FUND, INC.
              ---------------------------------------------------

INVESTMENT OBJECTIVE

                 The Balanced Fund seeks to conserve principal, produce current income, and achieve long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
                 Securities Management and Research, Inc. ("SM&R"), the Balanced Fund's investment advisor, uses a "balanced" approach by investing part of the assets in common stocks and the remainder in a combination of U.S. Government bonds, investment grade corporate bonds, collateralized mortgage obligations, mortgaged backed securities, convertible bonds, and money market instruments. The balance of stocks to bonds and money market instruments changes in response to changing economic conditions. This flexibility may help to reduce price volatility.

                 The stocks in this fund are diversified and are selected based upon two models. One model is based on profitability measurements and the other model is based on the corporation's return on invested cash. The bonds, meanwhile, may serve as a stabilizing force during times of eroding stock market value, as well as provide a fixed income payment stream. The fund invests at least 25% of assets in fixed income securities, all of which are rated BBB or better (investment grade).

 FUND SUMMARY                                           SM&R BALANCED FUND, INC.
              ---------------------------------------------------

PRINCIPAL RISK FACTORS

                 The Balanced Fund is subject to the risks common to all mutual funds that invest in equity securities and you could lose money investing in this fund. The principal risks of investing in the Balanced Fund are as follows:
                   - the market value of the fund's securities could decline
                     (market risk).
                   - SM&R's investment decisions (such as determining the ratio of stocks to bonds and individual stock selection) could fail to achieve the desired results (investment style or management risk).
                   - growth stocks can have relatively wide price swings as a result of the high valuations they carry (growth stock risk).
                   - interest rates could increase which can cause the value of debt securities to decline (interest rate risk).
                   - issuers of debt obligations could default or be unable to pay amounts due (credit risk).
                   - the fund could be unable to find a buyer for its securities
                     (liquidity risk).
                   - the income you receive from the portfolio is based
                     primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the portfolio may drop as well (income risk).

 FUND SUMMARY                                           SM&R BALANCED FUND, INC.
              ---------------------------------------------------

WHO MAY WANT TO INVEST IN THE FUND
                 This fund may be appropriate if you:
                   - are seeking conservation of the purchasing power of your capital, but also want to participate in equity investments
                   - are looking for a more conservative alternative to a
                     growth-oriented portfolio
                   - want a well-diversified and relatively stable investment allocation
                   - need a core investment

                 This fund may NOT be appropriate if you:
                   - are investing for maximum return over a long time horizon
                   - require a high degree of stability of your principal

                     ADDITIONAL EXPLANATION OF RISK FACTORS
                ------------------------------------------------

               COMMON RISK FACTORS FOR ALL OF SM&R'S MUTUAL FUNDS

Please remember that mutual fund shares are:

  - Not guaranteed to achieve their investment goal

  - Not insured, endorsed or guaranteed by the FDIC, a bank or any government agency

  - Subject to investment risks, including possible loss of your original investment

Like most investments, your investment in an SM&R Mutual Fund could fluctuate in value over time and could result in a loss of money.
                RISK FACTORS SPECIFIC TO THE SM&R'S EQUITY FUNDS

IMPORTANT

The following factors may affect the value of your investment IN ONE OR MORE OF THE SM&R EQUITY FUNDS.

CREDIT RISK. The risk that the issuer of a security, or a party to a contract, will default or otherwise not honor a financial obligation. THIS RISK APPLIES TO ALL OF THE FUNDS, BUT MAY HAVE A GREATER IMPACT ON THE BALANCED AND EQUITY INCOME FUNDS.

INTEREST RATE RISK. The risk of declines in market value of an income-bearing investment due to changes in prevailing interest rates. With fixed-rate securities, a rise in interest rates typically causes a decline in market values, while a fall in interest rates typically causes an increase in market values. THIS RISK APPLIES TO ALL OF THE FUNDS, BUT MAY HAVE A GREATER IMPACT ON THE BALANCED AND EQUITY INCOME FUNDS.

LIQUIDITY RISK. The risk that certain securities or other investments may be difficult or impossible to sell at the time the fund would like to sell them or at the price the fund values them. The fund may have to sell at a lower price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance. THIS RISK APPLIES ONLY TO THE BALANCED FUND.

                     ADDITIONAL EXPLANATION OF RISK FACTORS
                ------------------------------------------------

INVESTMENT STYLE OR MANAGEMENT RISK. The risk that a strategy used by a fund's management may fail to produce the intended result because:

  - management fails to properly implement the selected investment strategy; or

  - the securities that fit the fund's investment style do worse than securities that fit other investment styles

THIS RISK IS COMMON TO ALL MUTUAL FUNDS AND APPLIES TO ALL OF THE FUNDS.

MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. The fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. THIS RISK IS COMMON TO ALL STOCKS AND BONDS AND THE MUTUAL FUNDS THAT INVEST IN THEM AND APPLIES TO ALL OF THE FUNDS.

                                  PERFORMANCE
                ------------------------------------------------

PERFORMANCE

The bar charts and average annual return tables shown below illustrate the risks of investing in the funds and the difference in returns by:

  - showing performance for each year over a ten year period, and

  - showing how average annual returns for 1, 5, and 10 years compare to those of a broad measure of market performance.

              PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF
                   HOW THE FUNDS WILL PERFORM IN THE FUTURE.

The returns shown in the bar charts below show the percentage gain or loss for Class T shares of the Funds. These bar charts include the effects of Fund expenses, but not sales charges and account fees. No sales charges apply to Class Y shares.

                                  PERFORMANCE
                ------------------------------------------------

                                                                SM&R GROWTH FUND

A bar chart for Class T shares of the Growth Fund is included at this time, as the Class Y shares (inception on 1/1/99) have not been made available for public distribution.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1990  -2.94%
1991  36.98%
1992  -2.50%
1993   8.17%
1994   4.98%
1995  25.20%
1996  17.64%
1997  22.24%
1998  18.35%
1999  24.49%

During the ten year period shown in the bar chart, the Growth Fund's highest return for a quarter was 19.41% achieved December 31, 1998 and its lowest return for a quarter was a negative 13.16% for the quarter September 30, 1990.

Class Y has not been made available for public distribution. Accordingly, annual total returns for Class Y cannot be provided. Instead, the following table reflects the annual total returns for the Growth Fund Class T shares, and includes the applicable Class T sales charge and fees and expenses. If this class had been made available for public distribution, the financial performance would have been lower because of the different sales charges (if applicable) and fees and expenses.

                                  PERFORMANCE
                ------------------------------------------------

   AVERAGE ANNUAL TOTAL RETURNS         PAST
     (FOR THE PERIODS ENDING             ONE           PAST           PAST
        DECEMBER 31, 1999)              YEAR          5 YEARS       10 YEARS

  GROWTH FUND                          17.28%         20.14%         13.91%

  S&P 500-REGISTERED TRADEMARK-*       21.03%         28.55%         18.19%

  LIPPER GROWTH FUND INDEX**           50.93%         30.51%         19.20%

 * The S&P 500-Registered Trademark- is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Standard & Poor's, S&P, and S&P 500-Registered Trademark- are registered trademarks of Standard & Poor's Corporation.

** The Lipper Growth Fund Index is a widely recognized, equally weighted performance index (adjusted for capital gains distributions and income dividends) of the 30 largest open-end funds which invest in companies whose long term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. Comparative data for this index will no longer be available from Lipper effective December, 2000. A new comparative index will be selected at that time.

                                  PERFORMANCE
                ------------------------------------------------

                                                         SM&R EQUITY INCOME FUND

A bar chart for Class T shares of the Equity Income Fund is included at this time, as the Class Y shares (inception on 1/1/99) have not been made available for public distribution.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1990   0.75%
1991  29.06%
1992   3.31%
1993  10.63%
1994  -0.61%
1995  29.12%
1996  16.46%
1997  22.72%
1998  12.11%
1999  -1.39%

During the ten year period shown in the bar chart, the Equity Income Fund's highest return for a quarter was 11.12% achieved December 31, 1991 and its lowest return for a quarter was a negative 8.72% for the quarter September 30, 1999.

Class Y has not been made available for public distribution. Accordingly, annual total returns for Class Y cannot be provided. Instead, the following table reflects the annual total returns for the Equity Income Fund Class T shares, and includes the applicable Class T sales charge and fees and expenses. If this class had been made available for public distribution, the financial performance would have been lower because of the different sales charges (if applicable) and fees and expenses.

                                  PERFORMANCE
                ------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (FOR       PAST
 THE PERIODS ENDING DECEMBER 31,         ONE           PAST           PAST
              1999)                     YEAR          5 YEARS       10 YEARS

  EQUITY INCOME FUND                   (7.06)%        13.97%         11.00%

  S&P 500-REGISTERED TRADEMARK-*       21.03%         28.55%         18.19%

  LIPPER EQUITY INCOME FUND             4.20%         17.80%         13.04%
    INDEX**

 * The S&P 500-Registered Trademark- is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Standard & Poor's, S&P, and S&P 500-Registered Trademark- are registered trademarks of Standard & Poor's Corporation.

** The Lipper Equity Income Fund Index is a widely recognized, equally weighted performance index (adjusted for capital gains distributions and income dividends) of the 10 largest open-end funds which seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities.

                                  PERFORMANCE
                ------------------------------------------------

                                                              SM&R BALANCED FUND

A bar chart for Class T shares of the Balanced Fund is included at this time, as the Class Y shares (inception on 1/1/99) have not been made available for public distribution.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1990   1.37%
1991  24.53%
1992   3.00%
1993   6.31%
1994   1.49%
1995  22.29%
1996  11.86%
1997  17.46%
1998  13.83%
1999  11.87%

During the ten year period shown in the bar chart, the Balanced Fund's highest return for a quarter was 10.18% achieved December 31, 1998 and its lowest return for a quarter was a negative 7.64% for the quarter September 30, 1990.

Class Y has not been made available for public distribution. Accordingly, annual total returns for Class Y cannot be provided. Instead, the following table reflects the annual total returns for the Balanced Fund Class T shares, and includes the applicable Class T sales charge and fees and expenses. If this class had been made available for public distribution, the financial performance would have been lower because of the different sales charges (if applicable) and fees and expenses.

                                  PERFORMANCE
                ------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (FOR       PAST
 THE PERIODS ENDING DECEMBER 31,         ONE           PAST           PAST
              1999)                     YEAR          5 YEARS       10 YEARS

  BALANCED FUND                         5.43%         14.04%         10.47%

  LEHMAN BROTHERS INTERMEDIATE          0.38%          7.10%          7.26%
    GOVERNMENT/CORPORATE INDEX*

  LIPPER BALANCED FUND INDEX**          8.96%         16.33%         12.26%

 * The Lehman Brothers Intermediate Government/Corporate Index is an unmanaged index generally representative of the performance of the bond market as a whole.

** The Lipper Balanced Fund Index is a widely recognized, equally weighted performance index (adjusted for capital gains distributions and income dividends) of the 30 largest open-end funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds. The stock/ bond ratio typically ranges around 60%/40%.

                             EXPENSES OF THE FUNDS
                ------------------------------------------------

FEES AND EXPENSES OF THE FUNDS

The following table describes the fees and expenses that you may pay if you buy and hold shares of the funds. The amounts shown are based upon Class T shares of the fund since Class J has not been made available to the public at this time.

SHAREHOLDER EXPENSES
(fees paid directly from your investment)

THERE ARE NO SALES CHARGES OR OTHER SHAREHOLDER TRANSACTION CHARGES IN CONNECTION WITH PURCHASES OR REDEMPTIONS OF CLASS J SHARES OF THE FUNDS, OTHER THAN A $10.00 TRANSACTION FEE CHARGED FOR EACH EXPEDITED WIRE REDEMPTION AND A $7.50 PER ACCOUNT ANNUAL CUSTODIAN FEE FOR TAX DEFERRED ACCOUNTS.

ANNUAL FUND OPERATING EXPENSES(1)
(expenses that are deducted from fund assets)

                                                         EQUITY
                                              GROWTH     INCOME     BALANCED
                                              FUND       FUND       FUND
                                               ----       ----       ----
                                              CLASS Y    CLASS Y    CLASS Y
                                               ----       ----       ----
Management Fees                                0.48%      0.68%      0.75%
Other Expenses(2)                              0.39%      0.37%      0.66%
Total Annual Fund Operating Expenses(3)        0.87%      1.05%      1.41%
Net Expense                                    0.87%      1.05%      1.41%

FOOTNOTES TO FEES AND EXPENSES

(1) The "Management Fees" and "Other Expenses" shown for the funds are for the year ended December 31, 1999.

(2) "Other Expenses" include the 0.25% Administrative Service Fee. Because Class J shares were not available prior to the date of this Prospectus, "Other Expenses" for Class J shares are based on the expenses and average net assets of the Growth, Equity Income, and Balanced Fund for the fiscal year ended December 31, 1999.

(3) The Fee Table does not reflect any fees waived or expenses assumed either contractually or voluntarily by the funds' manager, Securities Management and Research, Inc. ("SM&R"). Pursuant to the Administrative Service Agreement, SM&R will pay (or reimburse) each fund for regular operating expenses in excess of 1.25% per year of such fund's average daily net assets. Regular operating expenses include the advisory fee and administrative fee, but do not include the 12b-1 fee or class-specific expenses.

                             EXPENSES OF THE FUNDS
                ------------------------------------------------

EXPENSES

The tables below show the total expenses you would pay on a $10,000 investment over one, three-, five-, and ten-year periods. These examples are intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds and are for illustration only. These examples also assume that your investment has a 5% return each year, that you reinvest all of your dividends and that the funds' operating expenses remain the same. YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER THAN SHOWN.

EXAMPLES OF EXPENSES

                               ONE YEAR    THREE YEARS   FIVE YEARS   TEN YEARS
                               ---------   -----------   ----------   ---------
Growth Fund (Class Y)            $ 89         $278         $  482      $1,073
Equity Income Fund (Class Y)     $107         $334         $  579      $1,283
Balanced Fund (Class Y)          $144         $446         $  771      $1,691

Because there are no sales charges or redemption fees, you would pay the same expenses, based on these assumptions, if you did redeem your shares.

                   CHOOSING A SHARE CLASS THAT BEST SUITS YOU
                ------------------------------------------------

The SM&R Growth Fund, Inc., SM&R Equity Income Fund, Inc., and the SM&R Balanced Fund, Inc., ("we," "SM&R Equity Funds" or the "Fund" or "Funds") offer Class
Y shares through certain financial intermediaries (such as broker-dealers, investment advisers and mutual fund "supermarkets") that have distribution agreements with Securities Management and Research, Inc. ("SM&R"). Policies and fees established by these financial intermediaries may be different than those discussed in this prospectus. Additionally, not all of the services discussed may be available to you, and these financial intermediaries may charge you separately for using their services. Please keep in mind that the funds are not responsible for the failure of any financial intermediary not carrying out its obligations to its customers.

Class Y shares of the Funds are offered to institutions and certain other investors at net asset value, with no sales charges or distribution and service (12b-1) fees. As a result, 100% of your purchase is immediately invested.

Class Y shares may be purchased by:

    (a) institutional investors, such as insurance companies, banks, investment companies, retirement plans, and other institutional investors approved by SM&R;

    (b) trust companies and bank trust departments for funds over which they exercise exclusive discretionary investment authority or they serve as a directed trustee and which are held in a fiduciary, agency, advisory, custodial or similar capacity;

    (c) accounts managed by SM&R;

    (d) any non-profit business, trade, professional, charitable, civic or similar associations and clubs with an active membership of at least 100 persons who have entered into an net asset value agreement with SM&R; and

    (e) other investors, including individuals, with initial investments of $500,000 or more.

NOTIFYING SM&R OF AN INTENT TO QUALIFY UNDER ONE OF THESE CATEGORIES IS THE SOLE RESPONSIBILITY OF THE PROSPECTIVE INVESTOR.

                   CHOOSING A SHARE CLASS THAT BEST SUITS YOU
                ------------------------------------------------

The Funds also offer other classes of shares through separate prospectuses:
(1) Class A "front-end load" shares; (2) Class B "back-end load" shares;
(3) Class C "level load" shares; (4) Class T shares sold only to investors that were shareholders of the funds on December 31, 1998 and certain designated persons; and (5) Class J shares sold only through special "network" distribution arrangements. Class A, B, C, T, and J shares are subject to different sales charges and other expenses and, accordingly, may have expense ratios and performance that differs from those of Class Y shares. FOR MORE INFORMATION ON THE OTHER CLASSES OF SHARES OR TO REQUEST A PROSPECTUS FOR ANOTHER CLASS, CALL INVESTOR SERVICES AT (800) 231-4639.

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS
                ------------------------------------------------

Each fund pursues its own investment objective through various investment policies and techniques. ONLY THE PRINCIPAL INVESTMENT STRATEGIES OF EACH FUND AND THE PRINCIPAL TYPES OF SECURITIES EACH FUND PLANS TO PURCHASE ARE DESCRIBED BELOW. More investment information is in the Statement of Additional Information. These policies and techniques are not fundamental and may be changed by the Board of Directors without shareholder approval.

Changes in a Fund's holdings, a Fund's performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

  - SM&R HAS CONSIDERABLE LEEWAY IN CHOOSING INVESTMENT STRATEGIES AND SELECTING SECURITIES IT BELIEVES WILL HELP THE FUNDS ACHIEVE THEIR OBJECTIVES.

Because of the market risks inherent in any investment, the Funds may not achieve their investment objectives. In addition, effective management of each Fund is subject to general economic conditions and to the ability and investment techniques of management. The net asset value of each Fund's shares will vary and the redemption value of shares may be either higher or lower than the shareholder's cost. Since each Fund has a different investment objective, each will have different investment results and incur different market, financial, and other risks.

During unfavorable market conditions, each Fund may, but is not required to, make temporary investments that are not consistent with a Fund's investment objectives and principal strategies. Such defensive measures may include increasing cash, investing more assets in bonds or money market instruments, and where permitted by the individual Fund discussions that follow, investing in derivatives or other instruments. If a Fund takes such defensive measures, it may not achieve its investment objectives.

A Fund may trade actively and frequently to achieve its investment objective. A high turnover rate may increase transaction costs, affecting the Fund's performance over time. A high turnover rate may also result in higher capital gains distributions, increasing your tax liability.

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS
                ------------------------------------------------

                             SM&R GROWTH FUND, INC.

The Growth Fund considers its portfolio investments and the composition of its total portfolio from the viewpoint of potential capital appreciation. The Growth Fund adjusts this composition from time to time in light of current conditions. Under normal conditions, the Growth Fund invests at least 85% of its total assets in common stocks.

The Growth Fund invests in the stocks of financially sound companies that have a proven ability to make and sustain a profit over time. Management places an emphasis on companies with growth potential. The Growth Fund does not employ exotic investment strategies, such as using options and futures.

We identify candidate stock investments based on (1) low equity valuation (price) and (2) improving earnings. Then, we evaluate each candidate stock on a fundamental basis by examining past financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole. We utilize this combination of disciplines and human judgement to drive our stock selection process. We believe in evaluating each company's prospects as opposed to relying on broad forecasts of industry prospects. We do not attempt to time economic, market, style or capitalization cycles. Diversification, or weighting of individual economic sectors, is also dictated by a combination of disciplines and human judgement to varying degrees. We believe in never having less than half or more than double the market weighting in any one sector. The Growth Fund limits cash to 15% of its assets unless circumstances dictate otherwise.

Because of the Growth Fund's goal of seeking long-term capital growth, certain sectors of the market will have greater weight in the Growth Fund's portfolio while other sectors of the market will have lower representation. For example, the Growth Fund generally overweights the technology sector, which represents approximately 15% to 20% of the Standard & Poor's 500 Index, in the portfolio relative to its market weight. This overweighting reflects the higher growth prospects of technology companies relative to the average company in the market. At varying times, we may also overweight

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS
                ------------------------------------------------
other sectors of the market providing above average growth prospects, like healthcare and consumer staples.

Conversely, the Growth Fund generally underrepresents certain sectors of the market in its portfolio that tend to have below average growth characteristics, like utilities, basic materials, and communications services. As a result of such strategic overweighting and underweighting, the Growth Fund's performance may differ substantially from broad market indexes like the S&P 500 and tend to incur more price volatility than these indexes.

The Growth Fund may invest in convertible preferred stocks rated at least "B" by Standard and Poor's Corporation ("S&P") or at least "b" by Moody's Investors Service, Inc. ("Moody's") preferred stock ratings, and convertible debentures and notes rated at least "B" by S&P and Moody's corporate bond ratings. Investments in convertible securities having these ratings may involve greater risks than convertible securities having higher ratings.

The proportion of assets invested in any particular type of security can be expected to vary, depending on SM&R's appraisal of market and economic conditions. Common stocks and convertible securities purchased will be of companies that SM&R believes will provide an opportunity for capital appreciation. On a temporary basis, the Growth Fund may invest in commercial paper which at the date of such investment, is rated in one of the two top categories by one or more of the nationally recognized statistical rating organizations, in certificates of deposit in domestic banks and savings institutions having at least $1 billion of total assets, and in repurchase agreements.

                         SM&R EQUITY INCOME FUND, INC.

The Equity Income Fund considers its portfolio investments and the composition of its total portfolio not only from the viewpoint of present and potential yield, but also from the viewpoint of potential capital appreciation. We adjust this composition of portfolio investments from time to time to best accomplish the Equity Income Fund's investment objectives under current conditions. In pursuit of its objectives, the Equity Income Fund will invest in common stocks,

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS
                ------------------------------------------------
preferred stocks, and marketable debt securities selected in accordance with its investment objectives. Common and preferred stocks purchased will generally be of companies with consistent and increasing dividend payment histories that SM&R believes will have further earnings potential sufficient to continue such dividend payments. Debt securities include publicly traded corporate bonds, debentures, notes, commercial paper, repurchase agreements, and certificates of deposit in domestic banks and savings institutions having at least $1 billion of total assets. The proportion of assets invested in any particular type of security can be expected to vary, depending on SM&R's appraisal of market and economic conditions. Under normal conditions, the Equity Income Fund will invest at least 75% of its assets in equity securities rather than debt securities.

We view common stocks, as well as investments in preferred stocks and bonds convertible into common stock, from their potential for capital appreciation in addition to their current and potential income yield. Our goal is to maintain a portfolio dividend yield (before fees and expenses) at least 50% greater than that of the S&P 500 Index.

We identify candidate stock investments based on (1) low equity valuation (price) and (2) improving earnings. Then, we evaluate each candidate stock on a fundamental basis by examining past financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole. We utilize this combination of disciplines and human judgement to drive our stock selection process. We believe in evaluating each company's prospects as opposed to relying on broad forecasts of industry prospects. We do not attempt to time economic, market, style or capitalization cycles. Diversification, or weighting of individual sectors, is also dictated by a combination of disciplines and human judgement to varying degrees. We believe in never having less than half or more than double the market weighting in any one sector. Cash is limited to 15% of the fund unless circumstances dictate otherwise.

Certain sectors of the market will have greater weight in the Equity Income Fund's portfolio while other sectors of the market will have lower representation. For example, the Equity Income Fund generally overweights the finance sector in its portfolio relative to that sector's market weight (which is approximately 16% of the Standard & Poor's

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS
                ------------------------------------------------
500 Index). This reflects the greater dividend prospects of financial companies like banks, insurance companies, and real estate investment trusts as compared to the average company in the market. At varying times, we may also overweight other sectors of the market that provide above average dividend prospects, like utilities and energy.

Conversely, the Equity Income Fund generally underrepresents certain sectors of the market tending to have below average dividend yields, like technology, consumer staples, and healthcare. As a result of such strategic overweighting and underweighting, the Equity Income Fund's performance may differ substantially from broad market indexes like the S&P 500.

Corporate debt obligations purchased by the Equity Income Fund will consist only of obligations rated either Baa or better by Moody's or BBB or better by S&P. Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above.

                            SM&R BALANCED FUND, INC.

The Balanced Fund uses a "balanced" approach by investing part of its assets in stocks of well-known companies and the remainder in a combination of high-grade bonds, bonds convertible into the common stock of the issuing corporations, and money market instruments. We change the ratio of stocks to bonds in response to changing economic conditions. This flexibility helps to reduce price volatility.

The Balanced Fund's goal is relative stability of principal through a balance of stocks, bonds, and cash. The stocks serve to capture the benefits that ownership in corporate America brings. The bonds, meanwhile, can serve as a stabilizing force during times of eroding stock market value, as well as provide a fixed income payment stream into the portfolio.

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS
                ------------------------------------------------

We identify candidate stock investments based on (1) low equity valuation (price) and (2) improving earnings. Then we evaluate each candidate stock on a fundamental basis by examining past financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole. We utilize this combination of disciplines and human judgement to drive our stock selection process. We believe in evaluating each company's prospects as opposed to relying on broad forecasts of industry prospects. We do not attempt to time economic, market, style or capitalization cycles. Diversification, or weighting of individual sectors, is also dictated by a combination of disciplines and human judgement to varying degrees. We believe in never having less than half or more than double the market weighting in any one sector. Cash is limited to 15% of the portfolio unless circumstances dictate otherwise. The Balanced Fund will only purchase corporate bonds rated either Baa or better by Moody's or BBB or better by S&P. Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above. The Balanced Fund may also invest in repurchase agreements. This balanced investment policy is intended to reduce risk and to obtain results in keeping with the Balanced Fund's objectives.

The Balanced Fund will invest in fixed-income securities and equity securities as described above. However, the Balanced Fund will sometimes be more heavily invested in equity securities and at other times it will be more heavily invested in fixed-income securities, depending on management's appraisal of market and economic conditions. SM&R believes that a fund that is wholly invested in fixed-income securities carries a large interest rate risk. Interest rate risk is the uncertainty about losses due to changes in the rate of interest on debt instruments. The major interest rate risk for investors, however, is not in the interest rate itself, but in the change in the market price of bonds that results from changes in the prevailing interest rate. Higher interest rates would mean lower bond prices and lower net asset value for the Balanced Fund's shareholders

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS
                ------------------------------------------------
assuming no change in its current investment objective and portfolio. Diversifying the Balanced Fund's portfolio with investments such as commercial paper, convertible securities, and common stocks may reduce the decline in value attributable to the increase in interest rate and resulting decrease in the market value of bonds and may reduce the interest rate risk. However, stock prices also fluctuate in response to a number of factors, including changes in general level of interest rates, economic and political developments, and other factors which impact individual companies or specific types of companies. Such market risks cannot be avoided but can be limited through a program of diversification and a careful and consistent evaluation of trends in the capital market and fundamental analysis of individual equity holdings.

SM&R, through an ongoing program of asset allocation, will determine the appropriate level of equity to debt holdings consistent with SM&R's outlook and evaluation of trends in the economy and the financial markets. The Balanced Fund determines its level of commitment to common stocks and specific common stock investments as a result of this process. For example, within an environment of rising inflation, common stocks historically have preserved their value better than bonds; therefore, inclusion of common stocks could tend to conserve principal better than a portfolio consisting entirely of bonds and other debt obligations. In addition, within an environment of accelerating growth in the economy, common stocks historically have conserved their value better than bonds in part due to a rise in interest rates that occur coincidentally with accelerating growth and profitability of the companies.

                               OTHER RISK FACTORS
                ------------------------------------------------

The following discussion relates to all three Funds. The Fund summaries located at the beginning of this prospectus identifies some specific risks applicable to each individual Fund.

GENERAL. There is no assurance that a Fund will achieve its goals. Generally, if the securities owned by a fund increase in value, the value of the shares of the fund which you own will increase. Similarly, if the securities owned by a Fund decrease in value, the value of your shares will also go down. In this way, you participate in any change in the value of the securities owned by a Fund.

  The risk inherent in investing in any fund is a risk common to any security. That is, the value of a Fund's shares will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the underlying portfolio securities held by that Fund. Each Fund's share value depends on general economic and securities market conditions, the investment decisions of its management, and numerous other factors. All of these factors are inherently uncertain and, in some cases, unforeseeable.

  Any of the Funds could lose money if the stock markets in general go down or if the particular stocks purchased by a Fund go down in value. In addition, the Funds could lose money if prevailing interest rates increase or if the debt securities purchased by a fund are downgraded or defaulted upon.

STOCK INVESTMENT RISKS. Because each Fund invests a substantial portion of its assets in stocks, the value of each Fund's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile and stock prices can change substantially. This market risk will affect each Fund's net asset value per share, which will fluctuate as the values of each Fund's portfolio securities change. Stock prices do not always change uniformly or at the same time and the various stock markets do not always move in the same direction at the same time. Other factors specific to a particular company also affect that company's stock price (for example, poor earnings, loss of major customers, or major litigation). The Funds cannot always predict the factors that will affect a stock's price. The Funds, however, do attempt to limit market risk by diversifying their investments.

                               OTHER RISK FACTORS
                ------------------------------------------------

  For the Growth Fund and the Equity Income Fund, the portfolio managers decide to overweight or underweight certain industry sectors and to purchase individual stocks based on their assessment of the future growth or income prospects of an industry sector or particular stock. If certain industries or investments do not perform as a fund expects (I.E., do not grow in value or produce dividend income as expected), that fund could underperform its peers or lose money.

  The Growth Fund is generally considered more aggressive than the Equity Income and Balanced Funds because it invests for capital appreciation in common stocks, emphasizing "growth" stocks that tend to be more volatile than other investments. Investors in the Growth Fund should expect greater fluctuations in share price, yield, and total return than with less aggressive funds.

DEBT SECURITIES RISKS. Debt securities are subject to changes in their values due to changes in prevailing interest rates. When prevailing interest rates fall, the values of already-issued debt securities generally rise. Accordingly, if interest rates go down after a security is purchased, such security might be valued and/or sold at a price greater than its cost. On the other hand, when prevailing interest rates rise, the values of already-issued debt securities generally fall. Accordingly, if interest rates increase after a security is purchased, such security might be valued and/or sold at a price less than its cost. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities.

  The Funds could lose money if any bonds they own are downgraded in credit rating or go into default. In general, lower-rated bonds, such as junk bonds, have higher credit risks. The Growth Fund is the only Fund permitted to invest in junk bonds. Junk bonds have additional risks, including limitations on a fund's ability to re-sell the lower-rated debt securities and less readily available market quotations for such securities. If there are not readily available market quotations for a debt security, its value is determined largely by the investment manager's judgment. When and if the debt security is sold, the investment manager may find that its estimation of the debt security's value is substantially different than the actual price at which it can be sold.

                               OTHER RISK FACTORS
                ------------------------------------------------
  Moreover, substantial redemptions of fund shares could require a fund to sell portfolio securities at a time when a sale might not be favorable.

OTHER RISKS. Each investor will be subject to all the risks normally attendant to business operations, changes in general economic conditions, governmental rules and fiscal policies, acts of God, and other factors beyond the control of the funds' management.

SMALLER COMPANY RISKS. Smaller companies in which each of the funds may invest may involve greater risks than large established companies. Such smaller companies may have limited product lines, markets, financial resources, and management depth. Their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. Smaller companies may also be more vulnerable than larger companies to adverse business or market developments. As a result, the prices of smaller companies may fluctuate to a greater degree than the prices of securities of larger companies.

                           PURCHASES AND REDEMPTIONS
                ------------------------------------------------

PURCHASING SHARES

You may purchase Class Y shares of a fund through certain financial intermediaries (such as broker-dealers and mutual fund "supermarkets") that have distribution agreements with SM&R and are authorized to accept orders on the funds behalf. Such purchases will be at the offering price for such shares determined as and when provided below (See "Pricing of Fund Shares"). These financial intermediaries may charge you a fee for this service and may require different minimum initial and subsequent purchased than the funds. These financial intermediaries may also impose other charges or restrictions different from those applicable to individuals who invest in other classes of the funds directly. You should carefully review all account statements and promptly report any discrepancies to SM&R. You may make initial and subsequent purchases directly through SM&R at the following address:

    Securities Management and Research, Inc.
    P.O. Box 58969
    Houston, Texas 77258-8969

Certificates are not issued for shares of the funds. SM&R confirms investors' purchases and credits such purchases to their accounts on the books maintained by SM&R. Investors have the same rights of share ownership as they would if certificates had been issued.

Investors whose shares are held in the name of a broker-dealer or other party are not shareholders of record and therefore may not be able to utilize services available to shareholders of record.

OPENING AN ACCOUNT: To purchase shares, you must submit a completed account application. If you would like to take advantage of the electronic services available, please complete the applicable Special Investor Services section of the account application. Special forms are required when establishing an IRA/SEP or 403(b) plan. Please call Investor Services at (800) 231-4639 and request special forms when establishing retirement plans.

MINIMUM PURCHASE REQUIREMENT: For Class Y shares, the minimum initial investment is $500,000 (we may waive this minimum for certain institutional investors). All subsequent investments must be at least $2,000. The Company reserves the right to reject any purchase.

                           PURCHASES AND REDEMPTIONS
                ------------------------------------------------

PURCHASES BY MAIL: Make your check(s) payable to SM&R and send the check(s) to the address indicated above. Please note that third party checks will not be accepted to open a new account, except for IRA rollover checks that are properly endorsed. If you make subsequent investments by mail, you must indicate your name, account number, and the name of the class and the fund being purchased. You may use the remittance slip attached to the confirmation statement.

PURCHASES BY WIRE: TO ENSURE PROPER CREDITING OF A WIRE INVESTMENT, YOU MUST HAVE AN EXECUTED ACCOUNT APPLICATION AND PURCHASER SUITABILITY FORM ON FILE WITH THE TRANSFER AGENT. You may then wire your investment to The Moody National Bank of Galveston ("Moody National Bank") by providing the following instructions to your bank:

    The Moody National Bank of Galveston ABA #113100091 Securities Management and Research, Inc. #035 868 9
    Name of Class and Fund (E.G., Class Y of the Growth Fund) Fund Account Number (number appears on your confirmation statement)
    Investor's Name (E.G., First National Bank)

PURCHASES BY EXCHANGE: Call Investor Services if you have established telephone exchange privileges on your account. See "Special Purchase Plans and Services--Exchange Privilege" for procedures and additional information relating to telephone exchanges. For limitations on exchanges, see "Excessive Trading" also under "Special Purchase Plans and Services."

PRICING OF FUND SHARES

GENERAL (HOW SHARES ARE PRICED). We determine each fund's offering price once each day the New York Stock Exchange (the "Exchange") is open for regular trading. You may purchase Class Y shares without a sales charge. Accordingly, the offering price for Class Y shares of a fund is the net asset value per share.

A NOTE ON PRICING. Each Fund's investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the

                           PURCHASES AND REDEMPTIONS
                ------------------------------------------------
Funds' Board of Directors. The Funds also may use fair value pricing if the value of a security held by the Fund is materially affected by events occurring after the close of regular trading of the primary markets or exchanges on which the security is traded. In these situations, prices used by the Fund to calculate its net asset value may differ from quoted or published prices for the underlying securities.

SHARE PRICE -- EFFECTIVE DATE OF PURCHASES AND REDEMPTIONS. Each Fund's share price, called its net asset value, or NAV, is calculated once each day at the close of regular trading (currently 3:00 p.m. Central Time). NAV is not calculated on holidays or other days the Exchange is closed. In the event the Exchange closes early on a particular day, we will determine the net asset value of the Funds as of such earlier closing time. Below is the method used by the Funds to calculate the NAV on any given day.

                      Total Assets - Liabilities
Net Asset Value   =   ----------------------------
                      Number of Shares Outstanding

Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. Each Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day, less any applicable transaction fee.

The price you pay or receive for shares of a Fund depends, in part, on the day and time you make your purchase or redemption. Purchases and redemptions will be executed on each day the Exchange is open for regular trading at the next NAV determined that day if:

    - SM&R receives your request in good order prior to the close of the regular trading day;
    - a securities dealer having a dealer contract with SM&R receives your order prior to the close of the regular trading day and reports your order to SM&R prior to SM&R's close of business (currently 4:30 p.m. Central Time) on the same day; or
    - SM&R is advised of bank wire purchases received by Moody National Bank before 3 p.m. Central Time.

                           PURCHASES AND REDEMPTIONS
                ------------------------------------------------

If we receive your order after the close of the regular trading day or on any day that the Exchange is closed, we will execute your purchase or redemption at the price determined on the next regular trading day. In unusual circumstances, the Funds may temporarily suspend the processing of sale requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

OTHER SERVICES

The funds offer services and plans designed to facilitate investments. At this time, there is no charge to you for these services. The funds may impose fees for such services in the future. Be aware, however, that if you elect to participate in the ACH plan described below, you should check with your financial institution for any additional charges imposed for this service. For additional information contact your broker-dealer, investment adviser or SM&R. A shareholder considering any of the plans or services described below should consult a tax advisor before beginning a plan.

ELECTRONIC TRANSFERS (ACH). The electronic transfer option allows you to move money between your account(s) and your bank, savings and loan, or credit union account using the Automated Clearing House ("ACH") network. To arrange for electronic transfers, complete the relevant Special Investor Services section of the account application at the time you open your account and specify the type of service or services desired. Attach a voided, pre-printed check or deposit slip from your checking, savings and loan, or credit union account. PASSBOOK SAVINGS ACCOUNTS ARE NOT ELIGIBLE FOR THE ELECTRONIC TRANSFER OPTION. ADDITIONALLY, YOUR FINANCIAL INSTITUTION MUST BE A MEMBER OF THE AUTOMATED CLEARING HOUSE (ACH) NETWORK FOR YOU TO TAKE ADVANTAGE OF THIS SERVICE. You will receive a confirmation verifying initialization of the electronic transfer option and may begin conducting transactions in your account(s) under this option approximately 20 calendar days after receipt of the verification notice from SM&R. If you elect this option after your account is established, it may be necessary for you to obtain a signature guarantee for all individuals named on the account(s).

                           PURCHASES AND REDEMPTIONS
                ------------------------------------------------

TELEPHONE SERVICES. You can only use telephone services for transaction amounts of $500 or more. Through this service, you will be able to purchase additional shares for an existing SM&R mutual fund account by ACH. You may also use the telephone services to redeem and exchange shares on those accounts for which you have an executed account application on file. If this option is elected after your account is established, it may be necessary for you to obtain a signature guarantee for all individuals named on the account(s). We permit transfers by telephone from a joint account only to another joint account registered in the identical names. There may be additional restrictions on telephone transactions by joint account owners. Contact your broker-dealer or SM&R for more information. PLEASE NOTE THAT THE TELEPHONE REDEMPTION OPTION IS NOT AVAILABLE TO RETIREMENT PLANS.

SECURITY PROCEDURES

TELEPHONE TRANSACTIONS. The Funds have implemented the following security procedures intended to protect your account from losses resulting from unauthorized or fraudulent telephone instructions: The caller must know:

    (i)  the name of the fund or funds;

    (ii) all digits of the account number;

    (iii) the exact name and address used in the registration(s); and

    (iv) the Social Security or Employer Identification Number listed on the account(s).

Anyone with the required account information indicated above (including your broker) can request a telephone transaction in your account. All calls are recorded and/or monitored for verification, record keeping and quality-assurance purposes. Requested proceeds will be forwarded only to an address or bank account designated on the account at the time of the transaction.

VOICE RESPONSE UNITS

The Funds now have available to shareholders a means by which they can access account information, fund prices, and take advantage of

                           PURCHASES AND REDEMPTIONS
                ------------------------------------------------
other features 24-hours a day. To obtain account information you will be required to know your fund number, account number, and your PIN number. As indicated under "Telephone Services" above, you should keep your account information private. We also suggest that you change your PIN number periodically and not provide the number to anyone.

Neither the Funds nor SM&R will be responsible for the authenticity of transaction instructions received by telephone or through the voice response unit that comply with the current security procedures and other requirements. SM&R believes that such security procedures and other requirements are reasonable.

During times of economic turmoil or market volatility, severe weather, or natural disaster you may not be able to reach SM&R by telephone to institute a redemption or exchange.

For additional restrictions refer to "Exchange Privilege" below.

EXCHANGE PRIVILEGE. As an investor in a fund, you may be permitted to exchange shares that you own in a fund with shares of some of the other mutual funds managed by SM&R without the payment of an exchange fee, subject to certain conditions. EXCHANGES BETWEEN A FUND AND ANOTHER FUND MANAGED BY SM&R ARE AVAILABLE ONLY IN STATES WHERE THE APPLICABLE FUNDS ARE REGISTERED AND THE EXCHANGE MAY BE LEGALLY MADE. YOU SHOULD CONTACT SM&R TO DETERMINE WHETHER A FUND IS REGISTERED IN A PARTICULAR STATE AND WHETHER AN EXCHANGE IS PERMITTED.

WE MAY TERMINATE OR CHANGE THE TERMS OF ANY EXCHANGE OFFER AT ANY TIME.

You may exchange Class Y shares of a fund, without an exchange fee, for Class Y shares of another fund managed by SM&R. You also may exchange your Class Y shares for shares of SM&R Investments, Inc.'s Primary Fund and Money Market Fund, provided that you meet any minimum investment requirement for the shares you wish to acquire. You cannot exchange shares of the Money Market Fund or Primary Fund for Class B or C shares of another fund.

                           PURCHASES AND REDEMPTIONS
                ------------------------------------------------

You may request an exchange by telephone or in writing. In order to exchange shares, the following requirements must be met:

    (a) the exchange must be made between accounts that are registered in the same name, address and, if applicable, taxpayer identification number;

    (b) the shares of the fund acquired through exchange must be qualified for sale in the state in which you reside;

    (c) the dollar amount of a written exchange must meet the minimum investment requirement applicable to the shares of the fund that you would acquire through the exchange;

    (d) the minimum dollar amount of a telephone exchange is $500;

    (e) SM&R must have received full payment for the shares being exchanged;

    (f) your account must have been coded to reflect your certified taxpayer identification number, or, if applicable, an appropriate Internal Revenue Service Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status);

    (g) any shares that you wish to exchange must have been held for at least ten (10) business days; and

    (h) you have received a prospectus for the shares you receive in the exchange.

The exchange privilege is not an option or right to purchase shares but is permitted under the respective policies of the participating funds, and may be modified or discontinued by the participating funds or by SM&R at any time. ANY GAIN OR LOSS REALIZED ON AN EXCHANGE OR RE-EXCHANGE MAY BE RECOGNIZED FOR FEDERAL AND STATE INCOME TAX PURPOSES. YOU SHOULD CONSULT YOUR TAX ADVISOR FOR THE TAX TREATMENT AND EFFECT OF EXCHANGES.

                           PURCHASES AND REDEMPTIONS
                ------------------------------------------------

ABUSIVE TRADING PRACTICES. Excessive, short-term (market-timing) or other abusive trading practices may disrupt portfolio management strategies and harm fund performance. To minimize harm to the Fund and its shareholders, we reserve the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading or whose trading, in our judgement, has been or may be disruptive to a fund. In making this judgement, we may consider trading done in multiple accounts under common ownership or control.

RETIREMENT PLANS

The following retirement plans may invest in Class Y shares of the Funds:

  - Individual Retirement Accounts (IRAs), which include traditional IRAs, Roth IRAs, Education IRAs, and SIMPLE IRAs,

  - Simplified Employee Pension Plans (SEPs),

  - 403(b) Custodial Accounts (TSAs), and

  - corporate retirement plans.

These plans allow you to shelter investment income from federal income tax while saving for retirement. Information concerning IRAs and TSAs, and the forms necessary to adopt such plans, can be obtained by contacting your registered representative or calling SM&R. A regular fund application should be used when establishing a corporate retirement plan. (See "Purchasing Shares" for the minimum initial and subsequent purchase requirements.) SM&R acts as trustee or custodian for IRAs, SEPs, and TSAs for the funds. An annual custodial fee of $7.50 per account will be charged for any part of a calendar year in which an investor has an IRA, SEP, or TSA in the Funds and will be automatically deducted from each account. An individual considering a retirement plan may wish to consult with an attorney or tax adviser.

                           PURCHASES AND REDEMPTIONS
                ------------------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DISTRIBUTION SCHEDULE. The following schedule of distributions is provided to let you know when you can expect to receive a distribution from the SM&R Mutual Funds you own. These distributions, under normal circumstances and if earned, will be declared and paid in the months indicated in the following chart.


                                  DIVIDENDS                CAPITAL GAINS
-----------------------------------------------------------------------------
SM&R GROWTH FUND           June and December          December
-----------------------------------------------------------------------------
SM&R EQUITY INCOME FUND    March, June, September,    December
                           December
-----------------------------------------------------------------------------
SM&R BALANCED FUND         March, June, September,    December
                           December
-----------------------------------------------------------------------------

DISTRIBUTIONS AFFECT ON NAVS. In order to be entitled to a dividend, an investor must have acquired shares of a fund prior to the close of business on the distribution record date. A shareholder should be cautioned, however, before purchasing shares of a fund immediately prior to a distribution. Dividends and distributions paid by the Funds have the effect of reducing net asset value per share on the record date by the amount of the payment. Therefore, a dividend or distribution of record shortly after the purchase of shares by a shareholder represents, in substance, a return of capital.

DIVIDEND REINVESTMENTS. Dividends and capital gains will be automatically reinvested at net asset value in additional shares of the Fund unless SM&R is instructed otherwise in writing. Distributions not reinvested are paid by check or transmitted to your bank account through an ACH transaction, if elected. If the Postal Service cannot deliver your check, or if your check remains uncashed for six months, the Funds reserve the right to reinvest your distribution check in your account at the net asset value on the business day of the reinvestment and to reinvest all future distributions in shares of the applicable Fund(s). Dividends and capital gains declared in December to shareholders of record in December and paid the following January will be taxable to shareholders as if received in December.

                           PURCHASES AND REDEMPTIONS
                ------------------------------------------------

This is a convenient way to accumulate additional shares and maintain or increase the shareholder's earning base. Of course, any shares so acquired remain at market risk.

Shareholders have the right to change their election with respect to the receipt of distributions by notifying SM&R in writing, but any such change will be effective only as to distributions for which the record date is seven or more business days after SM&R has received the shareholder's written request.

BACKUP WITHHOLDING. Backup withholding for federal income tax may be applied, where required by current IRS requirements, at the rate of 31% from taxable dividends, distributions, and redemption proceeds (including exchanges) if you fail to furnish the Funds with a correct and properly certified Social Security or Employer Identification Number when you sign your application, or if you underreport your income to the Internal Revenue Service.

TAXABILITY OF REDEMPTIONS AND EXCHANGES. You should consult with a tax advisor concerning the tax reporting requirements in effect on the redemption or exchange of such shares. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

REDEEMING SHARES

You can redeem fund shares at the net asset value determined on the date the request is received by SM&R in proper form. A redemption request must be processed through your financial intermediary.

If uncertain of the redemption requirements, investors should call Investor Services or write SM&R. Payment will be made as soon as practicable and normally within seven days after receipt of a redemption request in proper form. We currently charge a fee in the amount of $10.00 for redemptions by wire under $10,000.

                           PURCHASES AND REDEMPTIONS
                ------------------------------------------------

If the shares being redeemed were purchased by wire, certified check, money order, or other immediately available funds, redemption proceeds will be mailed no later than the seventh calendar day following receipt. For shares purchased by a personal check or ACH transfer, SM&R will process your redemption but will generally delay sending you the proceeds for up to ten (10) business days to allow the check or transfer to clear.

TELEPHONE REDEMPTIONS. You may request redemptions by telephone if you have completed the account application and requested this option. Telephone privileges are not available to shareholders automatically. This redemption feature can only be used if:

    (a) the redemption proceeds are to be mailed to the address of record or wired to the pre-authorized bank account indicated on the account application;

    (b) there has been no change of address of record or pre-authorized bank account within the preceding 30 business days;

    (c) the proceeds of the redemption are $500 or more and do not exceed $50,000; and

    (d) the security procedures discussed under "Special Purchase Plans And Services--Exchange Privilege" have been met.

These instructions may be changed only in writing, accompanied by a signature guarantee and additional documentation may be required for corporations.

During times of economic turmoil or market volatility or as a result of severe weather or a natural disaster, it may be difficult to contact SM&R by telephone to institute a redemption or exchange.

SYSTEMATIC WITHDRAWAL PLAN. Each Fund has a Systematic Withdrawal Plan ("Withdrawal Account"), which permits shareholders having an account value of $50,000 or more to automatically withdraw a minimum of $50 monthly or each calendar quarter on or about the 20th of the applicable month. Shareholders maintaining a Withdrawal Account may elect to have the withdrawal proceeds automatically

                           PURCHASES AND REDEMPTIONS
                ------------------------------------------------
deposited in their pre-authorized bank account via an ACH transaction. This is accomplished by completing the relevant section of the account application and returning it to SM&R. See "Special Purchase Plans and Services--Electronic Transfers" for additional information. Dividends and capital gains distributions will automatically be reinvested in additional shares at net asset value. As with other redemptions, a withdrawal is a sale for federal income tax purposes. The Systematic Withdrawal Plan will automatically terminate if all shares are liquidated or withdrawn from the account. No account covered by a Letter of Intent can be changed to a Systematic Withdrawal Plan until such time as the Letter of Intent is fulfilled or terminated, nor can an account under a Systematic Withdrawal Plan be placed under a Letter of Intent.

For further information about the "Systematic Withdrawal Plan," contact a registered representative or SM&R.

"GOOD ORDER" means the request for redemption must include:

    (1) your letter of instruction or a stock assignment specifying the fund, account number, and number of shares or dollar amount to be redeemed. Both share certificates and stock powers, if any, must be endorsed and executed exactly as the fund shares are registered. It is suggested that certificates be returned by certified mail for your protection;

    (2) any required signature guarantees (see "Signature Guarantees" below);
        and

    (3) other supporting legal documents, if required in the case of estates, trusts, guardianships, divorce, custodianships, corporations, partnerships, pension or profit sharing plans, retirement plans, and other organizations.

Please keep in mind that as a shareholder, it is your responsibility to ensure that all requests are submitted to SM&R in proper form for processing.

SIGNATURE GUARANTEES. To protect you and the Funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A signature guarantee can be obtained at most

                           PURCHASES AND REDEMPTIONS
                ------------------------------------------------
banks and securities dealers. A notary public is not authorized to provide a signature guarantee.

The following circumstances require a signature guarantee:

  - Redemptions from one or more of the Funds total $50,000 or more
  - You want the proceeds sent to an address other than the address currently appearing on your account
  - You want the proceeds sent to a bank account not listed on your account
  - You want the proceeds payable to anyone other than the registered owner(s) of the account
  - Either your address or the address of your bank account has been changed within 30 days
  - The account is registered in the name of a fiduciary, corporation or any other organization. In these cases, additional documentation is required:
     Corporate accounts: certified copy of corporate resolution
     Fiduciary accounts: copy of the power of attorney or other governing document
  - The Funds or their transfer agent believe a signature guarantee would protect against claims based on transfer instructions

WHO CAN PROVIDE A SIGNATURE GUARANTEE:

  - Commercial Bank
  - Trust Company
  - Savings Association
  - Credit Union
  - Member of Medallion Program
  - Member of a U.S. Stock Exchange
  - Authorized SM&R Representatives

NOTARY PUBLIC NOT ACCEPTABLE

REDEMPTION OF SMALL ACCOUNTS. The Funds reserve the right to redeem shares in any account (which will be promptly paid to the shareholder) if, due to your redemptions, the value of the account falls below $10,000. You will be notified that the value of your account is less than the required minimum and allowed at least 60 days to make

                           PURCHASES AND REDEMPTIONS
                ------------------------------------------------
an additional investment to increase the value of your account above the required minimum. The Funds may, from time to time, change such required minimum investment.

RIGHTS RESERVED BY THE FUNDS. The Funds, acting through its transfer agent, reserve the right:

  - to waive, raise or lower investment minimums;

  - to accept subsequent purchases by telephone from financial intermediaries;

  - to refuse any purchase order;

  - to cancel or rescind any purchase or exchange at any time prior to receipt by the shareholder of written confirmation or, if later, within five
    (5) business days of the transaction;

  - to freeze an account and suspend account services when notice has been received of a dispute involving the account owners or other parties or there is reason to believe a fraudulent transaction may occur or has occurred;

  - to act on instructions not believed to be genuine;

  - to eliminate duplicate mailings of fund material to shareholders who reside at the same address; or

  - to otherwise modify the conditions of purchase and any services at any time.

                         THE FUNDS AND THEIR MANAGEMENT
                ------------------------------------------------

INVESTMENT ADVISER

Each Fund's Board of Directors has delegated to Securities Management and Research, Inc. ("SM&R"), the Fund's investment adviser, the management of the Fund's day-to-day business and affairs. In addition, SM&R invests the Funds' assets, provides administrative services, and serves as transfer agent, custodian, dividend paying agent, and underwriter. While the use of this combined Prospectus subjects each Fund to possible liability as the result of statements or omissions regarding another Fund, the Board of Directors of each Fund considers the benefits to the respective Fund of using a combined Prospectus to outweigh the risk.

SM&R is a wholly-owned subsidiary of American National Insurance Company ("American National"). SM&R was incorporated in 1964 and has managed mutual funds since 1966. SM&R also serves as investment adviser to other clients including banks, employee benefit plans, other investment companies, banks, foundations and endowment funds.

ADVISORY AGREEMENTS

GROWTH FUND. We deduct an investment advisory fee from the value of the shares each day. We calculate this fee for the Growth Fund at the annual rate as follows:


                                                  BASIC
                                                 ADVISORY
         ON THE PORTION OF THE FUND'S            FEE ANNUAL
           AVERAGE DAILY NET ASSETS                RATE
-----------------------------------------------     -----
Not exceeding $100,000,000                          0.750%
Exceeding $100,000,000 but not exceeding
  $200,000,000                                      0.625%
Exceeding $200,000,000 but not exceeding
  $300,000,000                                      0.500%
Exceeding $300,000,000                              0.400%

We adjust the basic advisory fee rate by comparing the fund's investment performance during the previous thirty-six (36) months with the investment performance of the Lipper Growth Fund Index (the "Lipper Index") published by Lipper Analytical Services, Inc. over the same period. Specifically, we adjust the basic advisory fee each month by adding to or subtracting from such rate, when appropriate, the applicable performance adjustment amount percentage shown in the table below. The resulting advisory fee rate is then applied to the

                         THE FUNDS AND THEIR MANAGEMENT
                ------------------------------------------------
average daily net asset value of the fund for the succeeding month. The advisory fee for such month will be one-twelfth (1/12th) of the resulting dollar figure.


                                                     PERFORMANCE
PERFORMANCE COMPARED                                 ADJUSTMENT
TO LIPPER INDEX                                        AMOUNT
--------------------------------------------------  -------------
0.10% to 0.99% above                                        +0.02%
1.00% to 1.99% above                                        +0.04%
2.00% to 2.99% above                                        +0.06%
3.00% to 3.99% above                                        +0.08%
4.00% to 4.99% above                                        +0.10%
5.00% to 5.99% above                                        +0.12%
6.00% to 6.99% above                                        +0.14%
7.00% to 7.99% above                                        +0.16%
8.00% to 8.99% above                                        +0.18%
9.00% and above                                             +0.20%
0.10% to 0.99% below                                        -0.02%
1.00% to 1.99% below                                        -0.04%
2.00% to 2.99% below                                        -0.06%
3.00% to 3.99% below                                        -0.08%
4.00% to 4.99% below                                        -0.10%
5.00% to 5.99% below                                        -0.12%
6.00% to 6.99% below                                        -0.14%
7.00% to 7.99% below                                        -0.16%
8.00% to 8.99% below                                        -0.18%
9.00% and below                                             -0.20%

See "INVESTMENT ADVISORY AND OTHER SERVICES" in the Funds' Statement of Additional Information for a more detailed description of the method used in calculating the performance adjustment. See Appendix B for a description of these ratings

EQUITY INCOME AND BALANCED FUNDS. We deduct an investment advisory fee from the value of the shares each day. We calculate this fee

                         THE FUNDS AND THEIR MANAGEMENT
                ------------------------------------------------
for the Equity Income and Balanced Funds at the annual rate as follows:


                                                  BASIC
                                                 ADVISORY
         ON THE PORTION OF THE FUND'S            FEE ANNUAL
           AVERAGE DAILY NET ASSETS                RATE
-----------------------------------------------     -----
Not exceeding $100,000,000                          0.750%
Exceeding $100,000,000 but not exceeding
  $200,000,000                                      0.625%
Exceeding $200,000,000 but not exceeding
  $300,000,000                                      0.500%
Exceeding $300,000,000                              0.400%

SM&R received total advisory fees from the Growth, Equity Income, and Balanced Funds for the fiscal year ended December 31, 1999 of 0.48%, 0.68%, and 0.75%, respectively, of each fund's average daily net assets. Each Fund's advisory fees may be higher than the fees paid by other mutual funds, but each Fund believes its fees are comparable to those paid by funds with the same or similar investment objective.

ADMINISTRATIVE SERVICES

Pursuant to the Administrative Service Agreements with the Funds, SM&R provides all non-investment related management, executive, administrative, transfer agent, and operational services to the Funds. Under the agreements, SM&R receives an administrative service fee from each Fund at the annual rate of average daily net asset values as follows:


                                          ADMINISTRATIVE
      ON THE PORTION OF THE FUND'S        SERVICE FEE
        AVERAGE DAILY NET ASSETS          ANNUAL RATE
----------------------------------------         ----
Not exceeding $100,000,000                       0.25%
Exceeding $100,000,000 but not exceeding
  $200,000,000                                   0.20%
Exceeding $200,000,000 but not exceeding
  $300,000,000                                   0.15%
Exceeding $300,000,000                           0.10%

In each Fund's administrative service agreement, SM&R has agreed to pay (or to reimburse each fund for) each Fund's regular operating expenses in excess of 1.25% per year of such Fund's average daily net assets. Regular operating expenses include the advisory fee and administrative service fee, if any, paid to SM&R, but do not include

                         THE FUNDS AND THEIR MANAGEMENT
                ------------------------------------------------
12b-1 fees, class-specific expenses, interest, taxes, commissions, and other expenses incidental to portfolio transactions.

SM&R received total administrative service fees of 0.22% for the Growth Fund; 0.22% for the Equity Income Fund; and 0.25% for the Balanced Fund for the fiscal year ended December 31, 1999 of each fund's average daily net assets.

PORTFOLIO MANAGEMENT

SM&R's portfolio management team uses a disciplined, team approach in providing investment advisory services to the funds. While the following individual is primarily responsible for the day-to-day portfolio management of the funds, all accounts are reviewed on a regular basis by SM&R's Investment Committee to ensure that they are being invested in accordance with investment policies.

GORDON D. DIXON, DIRECTOR, SENIOR VICE PRESIDENT, CHIEF INVESTMENT OFFICER OF SECURITIES MANAGEMENT AND RESEARCH, INC., VICE PRESIDENT, PORTFOLIO MANAGER OF THE GROWTH FUND, EQUITY INCOME FUND AND BALANCED FUND. Mr. Dixon joined Securities Management and Research, Inc. in 1993. He graduated from the
  University of South Dakota with a B.A. in Finance and Accounting and from Northwestern University in 1972 with an M.B.A in Finance and Accounting.
  Mr. Dixon began his investment career in 1972 as an Administrative and Research Manager with Penmark Investments. In 1979 he began working for American Airlines in the management of the $600 million American Airlines Pension Portfolio, of which approximately $100 million was equities. In 1984 he was employed by C&S/Sovran Bank in Atlanta, Georgia as Director of Equity Strategy where he had responsibility for all research, equity trading and quantitative services groups as well as investment policy input of a portfolio of approximately $7 billion, of which $3.5 billion was equities.

ANDREW R. DUNCAN, SR. SECURITIES ANALYST/PORTFOLIO MANAGER. Mr. Duncan joined
  SM&R's staff in 1997 as Sr. Securities Analyst/Portfolio Manager. Mr. Duncan serves as a Portfolio Manager of the SM&R Equity Income Fund, SM&R Balanced Fund, the American National Investment Accounts, Inc. Equity Income Portfolio,

                         THE FUNDS AND THEIR MANAGEMENT
                ------------------------------------------------
  Balanced Portfolio, and the International Stock Portfolio. He graduated from West Virginia University in 1995 with a BS/BA degree in Finance and from Texas A&M University in 1996 with an MS in Finance.

ANDRE J. HODLEWSKY, SECURITIES ANALYST/PORTFOLIO MANAGER. Mr. Hodlewsky joined
  SM&R in 1998 as Securities Analyst. Mr. Hodlewsky serves as a Portfolio Manager of the SM&R Growth Fund, Inc. and the American National Investment Accounts, Inc. Small-Cap/Mid-Cap Portfolio. He graduated from the University of Wisconsin in 1990 with a BA in Graphic Design and Industrial Design and from the University of Wisconsin in 1999 with an MBA in Marketing and Finance. Prior to joining SM&R's staff, he held a position at Rockwell from 1995 to 1997 in their Internet and Multi-Media Design Group and Mandel Company in Milwaukee, Wisconsin, from 1993 to 1995 in the Prepress Technology Division.

                              FINANCIAL HIGHLIGHTS
                ------------------------------------------------

UNDERSTANDING THE FINANCIAL HIGHLIGHTS

The condensed financial information on the following pages relfect all of the fees and expenses imposed by each of the Funds which contributed to the changes in the share price of each Fund during the period. It also shows the changes in share price for this period in comparison to changes over the last five fiscal years or less, if the fund is not five years old.

On a per-share basis, the table includes as appropriate

    - share price at the beginning of the period
    - investment income and capital gains or losses
    - distributions of income and capital gains paid to shareholders
    - share price at the end of the period

The table also includes some key statistics for the period as appropriate

    - Total Return -- the overall percentage of return of the fund, assuming the reinvestment of all distributions
    - Expense Ratio -- operating expenses as a percentage of average net assets
    - Net Income Ratio -- net investment income as a percentage of average net assets
    - Portfolio Turnover -- the percentage of the fund's buying and selling activity

The Financial Highlights have been audited by the Fund's independent auditors, Tait, Weller & Baker. Their Independent Auditor's Report is included in the fund's annual report for the year ended December 31, 1999, which is incorporated by reference into the Statement of Additional Information and is available upon request.

                              FINANCIAL HIGHLIGHTS
                ------------------------------------------------

GROWTH FUND

The following financial highlights table is intended to help you understand the Growth Fund's financial performance for the past five years. Certain information reflects financial results for a single share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Growth Fund (assuming reinvestment of all dividends and distributions). This information is derived from the financial statements of the Growth Fund, which for the years ended December 31, 1997, 1998 and 1999 have been audited by Tait, Weller & Baker, independent auditors, whose report, along with the Growth Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request. The information for years ending December 31, 1996 and prior, has been audited by the Growth Fund's former independent auditors. IF CLASS Y SHARES OF THE GROWTH FUND HAD BEEN IN EXISTENCE DURING THE PAST FIVE YEARS, THE FINANCIAL PERFORMANCE OF CLASS Y SHARES OF THE GROWTH FUND WOULD HAVE BEEN LOWER THAN DEPICTED BECAUSE OF THE IMPOSITION OF FEES AND EXPENSES.

                                                       YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------
                                           1999       1998       1997       1996       1995
                                         --------   --------   --------   --------   --------
Net Asset Value, Beginning of Year       $   5.69   $   5.24   $   4.95   $   4.39   $   3.83
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                      0.03       0.04       0.06       0.05       0.08
  Net Realized and Unrealized Gain
    (Loss) on Securities                     1.35       0.85       1.03       0.73       0.88
                                         --------   --------   --------   --------   --------
TOTAL FROM INVESTMENT OPERATIONS             1.38       0.89       1.09       0.78       0.96
LESS DISTRIBUTIONS
  Dividends from Net Investment Income      (0.03)     (0.04)     (0.06)     (0.05)     (0.08)
  Distributions from Capital Gains          (0.27)     (0.40)     (0.74)     (0.17)     (0.32)
                                         --------   --------   --------   --------   --------
TOTAL DISTRIBUTIONS                         (0.30)     (0.44)     (0.80)     (0.22)     (0.40)
                                         --------   --------   --------   --------   --------
Net Asset Value, End of Year             $   6.77   $   5.69   $   5.24   $   4.95   $   4.39
                                         ========   ========   ========   ========   ========
TOTAL RETURN                               24.49%     18.35%     22.24%     17.64%     25.20%
                                         ========   ========   ========   ========   ========
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000's omitted)  $230,203   $203,109   $178,344   $152,758   $134,821
Ratio of Expenses to Average Net Assets     0.87%      0.85%      0.96%      1.15%      0.98%
Ratio of Net Income to Average Net
  Assets                                    0.44%      0.69%      1.03%      1.02%      1.67%
Portfolio Turnover Rate                    16.13%     27.31%     46.79%     18.72%     37.00%

                              FINANCIAL HIGHLIGHTS
                ------------------------------------------------

EQUITY INCOME FUND

The following financial highlights table is intended to help you understand the Equity Income Fund's financial performance for the past five years. Certain information reflects financial results for a single Equity Income Fund share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Equity Income Fund (assuming reinvestment of all dividends and distributions). This information is derived from the financial statements of the Equity Income Fund, which for the years ended December 31, 1997, 1998 and 1999 have been audited by Tait, Weller & Baker, independent auditors, whose report, along with the Equity Income Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request. The information for years ending December 31, 1996 and prior, has been audited by the Equity Income Fund's former independent auditors. IF CLASS Y SHARES OF THE EQUITY INCOME FUND HAD BEEN IN EXISTENCE DURING THE PAST FIVE YEARS, THE FINANCIAL PERFORMANCE OF CLASS Y SHARES OF THE EQUITY INCOME FUND WOULD HAVE BEEN LOWER THAN DEPICTED BECAUSE OF THE IMPOSITION OF FEES AND EXPENSES.

                                                       YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------
                                           1999       1998       1997       1996       1995
                                         --------   --------   --------   --------   --------
Net Asset Value, Beginning of Year       $  28.02   $  26.99   $  25.05   $  22.59   $  18.90
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                      0.54       0.62       0.63       0.58       0.62
  Net Realized and Unrealized Gain
    (Loss) on Securities                    (0.96)      2.50       4.96       3.10       4.82
                                         --------   --------   --------   --------   --------
TOTAL FROM INVESTMENT OPERATIONS            (0.42)      3.12       5.59       3.68       5.44
LESS DISTRIBUTIONS
  Dividends from Net Investment Income      (0.54)     (0.62)     (0.64)     (0.58)     (0.63)
  Distributions from Capital Gains          (1.76)     (1.47)     (3.01)     (0.64)     (1.12)
                                         --------   --------   --------   --------   --------
TOTAL DISTRIBUTIONS                         (2.30)     (2.09)     (3.65)     (1.22)     (1.75)
                                         --------   --------   --------   --------   --------
Net Asset Value, End of Year             $  25.30   $  28.02   $  26.99   $  25.05   $  22.59
                                         ========   ========   ========   ========   ========
TOTAL RETURN                              (1.39)%     12.11%     22.72%     16.46%     29.12%
                                         ========   ========   ========   ========   ========
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000's omitted)  $187,988   $218,980   $198,687   $165,786   $141,058
Ratio of Expenses to Average Net Assets     1.05%      1.01%      1.05%      1.10%      1.12%
Ratio of Net Income to Average Net
  Assets                                    1.94%      2.22%      2.28%      2.42%      2.89%
Portfolio Turnover Rate                     9.81%     19.29%     39.14%     27.07%     44.00%

                              FINANCIAL HIGHLIGHTS
                ------------------------------------------------

BALANCED FUND

The following financial highlights table is intended to help you understand the Balanced Fund's financial performance for the past five years. Certain information reflects financial results for a single Balanced Fund share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Balanced Fund (assuming reinvestment of all dividends and distributions). This information is derived from the financial statements of the Balanced Fund, which for the years ended December 31, 1997, 1998 and 1999 have been audited by Tait, Weller & Baker, independent auditors, whose report, along with the Balanced Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request. The information for years ending December 31, 1996 and prior, has been audited by the Balanced Fund's former independent auditors. IF CLASS Y SHARES OF THE BALANCED FUND HAD BEEN IN EXISTENCE DURING THE PAST FIVE YEARS, THE FINANCIAL PERFORMANCE OF CLASS Y SHARES OF THE BALANCED FUND WOULD HAVE BEEN LOWER THAN DEPICTED BECAUSE OF THE IMPOSITION OF FEES AND EXPENSES.

                                                            YEAR ENDED DECEMBER 31,
                                              ----------------------------------------------------
                                                1999       1998       1997       1996       1995
                                              --------   --------   --------   --------   --------
Net Asset Value, Beginning of Year            $ 19.63    $ 18.32    $ 17.90    $ 16.85    $ 14.32
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                          0.42       0.48       0.57       0.49       0.49
  Net Realized and Unrealized Gain (Loss) on
    Securities                                   1.84       1.96       2.50       1.48       2.67
                                              -------    -------    -------    -------    -------
TOTAL FROM INVESTMENT OPERATIONS                 2.26       2.44       3.07       1.97       3.16
LESS DISTRIBUTIONS
  Dividends from Net Investment Income          (0.42)     (0.47)     (0.59)     (0.49)     (0.49)
  Distributions from Capital Gains              (0.80)     (0.66)     (2.06)     (0.43)     (0.14)
                                              -------    -------    -------    -------    -------
TOTAL DISTRIBUTIONS                             (1.22)     (1.13)     (2.65)     (0.92)     (0.63)
                                              -------    -------    -------    -------    -------
Net Asset Value, End of Year                  $ 20.67    $ 19.63    $ 18.32    $ 17.90    $ 16.85
                                              =======    =======    =======    =======    =======
TOTAL RETURN                                   11.87%     13.83%     17.46%     11.86%     22.29%
                                              =======    =======    =======    =======    =======
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000's omitted)       $30,146    $29,367    $25,838    $23,188    $21,757
Ratio of Expenses with reimbursement to
  Average Net Assets                            1.25%      1.25%      1.26%      1.21%      1.26%
Ratio of Expenses without reimbursement to
  Average Net Assets                            1.41%      1.37%      1.36%      1.34%      1.46%
Ratio of Net Income to Average Net Assets       2.15%      2.55%      3.02%      2.83%      2.99%
Portfolio Turnover Rate                        18.01%     16.01%     27.52%     23.78%     16.39%

                                   APPENDIX A
                 (Description of Ratings Used in Prospectuses)
      -------------------------------------------------------------------

BOND RATINGS

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S LONG-TERM BOND (BONDS THAT EXTEND LONGER THAN ONE YEAR) RATING:

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

DESCRIPTION OF MOODY'S INVESTOR'S SERVICE, INC.'S LONG-TERM BOND (BONDS THAT EXTEND LONGER THAN ONE YEAR) RATINGS:

Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as

                                   APPENDIX A
                 (DESCRIPTION OF RATINGS USED IN PROSPECTUSES)
      -------------------------------------------------------------------
      "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated "Baa" are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

PREFERRED STOCK RATING

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S PREFERRED STOCK RATING:

AAA     This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

                                   APPENDIX A
                 (DESCRIPTION OF RATINGS USED IN PROSPECTUSES)
      -------------------------------------------------------------------

AA       A preferred stock issue rated "AA" also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

A        An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB      An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

BB     Preferred stock rated "BB," "B," and "CCC" are regarded, on balance,
B      as predominantly speculative with respect to the issuer's capacity to pay
CCC preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S PREFERRED STOCK RATING:

aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

                                   APPENDIX A
                 (DESCRIPTION OF RATINGS USED IN PROSPECTUSES)
      -------------------------------------------------------------------

b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

FEDERAL FUNDS

As used in this Prospectus and in the Funds' Statement of Additional Information, "Federal Funds" means a commercial bank's deposits in a Federal Reserve Bank which can be transferred from one member bank's account to that of another member bank on the same day. Federal Funds are considered to be immediately available funds.

                      FOR MORE INFORMATION ABOUT THE FUNDS
                ------------------------------------------------

The following documents contain more         SM&R GROWTH
information about the Funds and are          FUND, INC.
available free upon request:                 SM&R EQUITY INCOME
STATEMENT OF ADDITIONAL INFORMATION          FUND, INC.
(SAI)                                        SM&R BALANCED
The SAI contains additional information      FUND, INC.
about all aspects of the Funds. A
current SAI has been filed with the
Securities and Exchange Commission and
is incorporated herein by reference.
ANNUAL AND SEMI-ANNUAL REPORTS
The Funds' annual and semi-annual
reports provide additional information
about the Funds' investments. The
annual report for the fiscal year ended
December 31, 1999 will contain a
discussion of the market conditions and
investment strategies that
significantly affected each Fund's
performance during the last fiscal
year.

REQUESTING DOCUMENTS
You may request a free copy of the SAI and these reports, make shareholder inquiries, or request further information about the funds either by contacting your broker or by contacting the funds at:

        SECURITIES MANAGEMENT AND RESEARCH, INC.
        P.O. BOX 58969
        HOUSTON, TEXAS 77258-8969
        TELEPHONE: 1-800-231-4639 (TOLL FREE) OR
                   281-334-2469 (COLLECT)
PUBLIC INFORMATION
You can review and copy information about the Funds, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the public reference room by calling the Commission at 1-800-SEC-0330. Reports and other information about the Funds also are available on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

                                                              Investment Company
                                                             File Nos. 811-00623
                                                                       811-01916
                                                                       811-02818

                 (This page has been left blank intentionally.)

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 2000

                            ------------------------

                             SM&R GROWTH FUND, INC.
                         SM&R EQUITY INCOME FUND, INC.
                            SM&R BALANCED FUND, INC.

                          CLASSES A, B, C, T, Y AND J

                            ------------------------

Mailing Address: P.O. Box 58969
Houston, Texas 77258-8969
Street Address: 2450 South Shore Boulevard
League City, Texas 77573

    This Statement is NOT a prospectus, but should be read in conjunction with the funds' current prospectus or prospectuses dated May 1, 2000 that is relevant to the class or classes of shares that you own or wish to purchase (each such prospectus is referred to herein as a "Prospectus" and collectively as the "Prospectuses"). To obtain a Prospectus contact your registered representative, broker-dealer, financial intermediary, or Securities Management and Research, Inc. ("SM&R"), at the address noted above, or by calling:

                   Investor Services
                   Telephone Number: (281) 334-2469
                   Toll Free 1-(800) 231-4639

    No dealer, sales representative, or other person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information (and/ or the Prospectuses referred to above), and if given or made, such information or representations must not be relied upon as having been authorized by the Company or SM&R. No Prospectus or Statement of Additional Information constitutes an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.

    Terms not defined herein have the same meaning as given to them in the Prospectuses.

                               TABLE OF CONTENTS

                                                                PAGE
                                                              --------
THE FUNDS...................................................      1

INVESTMENT OBJECTIVES AND POLICIES..........................      1

PORTFOLIO TURNOVER..........................................      6

MANAGEMENT OF THE FUNDS.....................................      6

REMUNERATION OF DIRECTORS...................................      9

POLICY REGARDING PERSONAL INVESTING.........................     10

PERSONAL INVESTING BY OTHER SM&R OFFICERS AND EMPLOYEES.....     10

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.........     10

CONTROL AND MANAGEMENT OF SM&R..............................     11

INVESTMENT ADVISORY AGREEMENT...............................     12

ADMINISTRATIVE SERVICE AGREEMENT............................     15

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION.............     16

DESCRIPTION OF FUND SHARES..................................     17

PURCHASE, REDEMPTION AND PRICING OF SHARES..................     18
  DETERMINATION OF NET ASSET VALUE..........................     18
  DETERMINATION OF OFFERING PRICE...........................     19
  REDUCTION AND/OR WAIVER OF INITIAL SALES CHARGES (CLASS A
    AND CLASS T SHARES).....................................     21
  REDUCTION AND/OR WAIVER OF CONTINGENT DEFERRED SALES
    CHARGES (CLASS B SHARES)................................     23
  FUND AND CLASS EXPENSES...................................     24

SHAREHOLDER SERVICING AND DISTRIBUTION PLAN.................     24

SPECIAL PURCHASE PLANS......................................     25

REDEMPTION..................................................     27

TAXES.......................................................     29

THE UNDERWRITER.............................................     32

AUDITORS AND FINANCIAL STATEMENTS...........................     33

CUSTODIAN...................................................     33

COUNSEL.....................................................     33

TRANSFER AGENT AND DIVIDEND PAYING AGENT....................     34

PERFORMANCE AND ADVERTISING DATA............................     34

PERFORMANCE MEASURES........................................     36

                                   THE FUNDS

    The SM&R Growth Fund, Inc. (the "Growth Fund"), the SM&R Equity Income Fund, Inc. (the "Equity Income Fund"), and the SM&R Balanced Fund, Inc. (the "Balanced Fund") (each a "Fund" and collectively the "Funds") are registered under the Investment Company Act of 1940, as amended (the "1940 Act" or the "Act") as diversified, open-end management investment companies commonly known as mutual funds. A mutual fund is a company in which a number of persons invest which in turn invests in the securities of other companies. Each Fund is an open-end investment company because it generally must redeem an investor's shares upon request. Each Fund is a diversified investment company because it offers investors an opportunity to reduce the risk inherent in all investments in securities by spreading their investment over a number of companies. However, diversification cannot eliminate such risks. Registration under the 1940 Act does not imply any supervision by the Securities and Exchange Commission (the "SEC") over the Funds' management or investment policies or practices.

    The Funds are each divided into six classes of shares (the "Classes") of common stock designated as:

    - Class A (front-end load);

    - Class B (back-end load);

    - Class C (level load);

    - Class Y (institutional shareholders);

    - Class J (network); and

    - Class T (existing Class T shareholders and certain designated persons).

    These Classes of shares have different sales charges and distribution and service (12b-1) fee structures. Each Class bears its own liabilities and its proportionate share of the general liabilities of that Fund. A Multiple Class Plan was adopted for each Fund pursuant to Rule 18f-3 under the 1940 Act.

    The Growth Fund was originally incorporated in Florida on March 5, 1953. The Equity Income Fund was originally incorporated in Texas on July 15, 1969. The Balanced Fund was originally incorporated in Texas on January 9, 1978.

    Each of these three funds was reincorporated under the laws of the State of Maryland on August 23, 1989. Effective December 31, 1998, each Fund adopted its current name.

                       INVESTMENT OBJECTIVES AND POLICIES

    As noted in the Prospectuses under "Investment Objectives and Policies," each Fund has its own investment objective and follows policies and techniques designed to achieve those objectives.

FUNDAMENTAL INVESTMENT POLICIES

    Each Fund's investment objective and the following fundamental investment limitations can not be changed in any material way without the approval of a majority of the Fund's shares. For these purposes, a "majority" means the lesser of (i) 67% or more of voting securities present at a meeting if the holders of more than 50% of voting securities are represented at the meeting or (ii) more than 50% of the outstanding voting securities of the Fund.

    DIVERSIFICATION. With respect to 75% of the Fund's total assets, a Fund may not purchase securities of an issuer (other than cash or cash items, or securities of the U.S. Government, its agencies, or instrumentalities or of other investment companies), if (i) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, or (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

    INDUSTRY CONCENTRATION. A Fund may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

    BORROWING. A Fund may not borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed),
(b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law, and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

    LOANS. A Fund may not make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers, and other financial institutions, and (c) loans of securities as permitted by applicable law.

    UNDERWRITING. A Fund may not underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

    REAL ESTATE. A Fund may not purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts, and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

    COMMODITIES. A Fund may not invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

    SENIOR SECURITIES. A Fund may not issue senior securities to the extent such issuance would violate applicable law.

    In addition to the above, the Balanced Fund has adopted, as a fundamental policy, that it will be a "balanced fund."

    The above mentioned investment limitations are considered at the time investment securities are purchased.

INVESTMENT TECHNIQUES

    U.S. GOVERNMENT OBLIGATIONS. The Funds may invest in United States Government obligations. These instruments are debt obligations issued by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under authority granted by Congress. Such obligations include, but are not limited to, Government National Mortgage Association, The Tennessee Valley Authority, The Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal Land Banks and The Federal National Mortgage Association. Some obligations of U.S. Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the rights of the issuer to borrow from the Treasury; and others only by the credit of the issuer. No assurance can be given that the U.S. Government would lend money to or otherwise provide financial support to U.S. Government sponsored instrumentalities.

    The Funds' adviser will invest in U.S. obligations not backed by the "full faith and credit" of the U.S. government only when, in its opinion, the credit risk is minimal. SM&R does not presently intend to invest any significant amount in such obligations and would do so in the future only to increase a Fund's liquidity on a short-term basis during adverse and unusual market conditions.

    INVESTMENT IN COVERED CALL OPTIONS. Although there is no present intent to do so, the Balanced Fund may write covered call option contracts provided that the option is listed on a domestic securities exchange and that no option will be written if, as a result, more than 25% of the Balanced Fund's assets are subject to call options. A covered call option is an option on a security which the Balanced Fund owns or can acquire by converting a convertible security it owns. The purchaser of the option acquires the right to buy the security from the Balanced Fund at a fixed exercise price at any time prior to the expiration of the option, regardless of the market price of the security at that time. A security on which an option has been written will be held in escrow by the Balanced Fund's custodian until the option expires, is exercised, or a closing purchase transaction is made. The Balanced Fund thus foregoes the opportunity to profit from an increase in the market price in the underlying security above the exercise price, in return for the premium it receives from the purchaser of the option. The Balanced Fund's management believes that such premiums will maximize the Balanced Fund's return without subjecting it to substantial risks.

    The Balanced Fund will purchase call options only to close out a position in an option written by it. In order to close out a position the Balanced Fund will make a "closing purchase transaction" if such is available. In such a transaction, the Balanced Fund will purchase a call option on the same security with the same exercise price and expiration date as the call option which it has previously written. When a security is sold from the Balanced Fund's portfolio against which a call option has been written, the Balanced Fund will effect a closing purchase transaction so as to close out any existing call option on that security. The Balanced Fund will realize a profit or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received as a premium from the writing thereof. A closing purchase transactions cannot be made if trading in the option has been suspended.

    The premium received by the Balanced Fund upon writing a call option will increase the Balanced Fund's assets, and a corresponding liability will be recorded and subsequently adjusted from day to day to the current value of the option written. For example, if the current value of the option exceeds the premium received, the excess would be an unrealized loss and, conversely, if the premium exceeds the current value, such excess would be an unrealized gain. The current value of the option will be the last sales price on the principal exchange on which the option is traded or, in the absence of any transactions, the mean between the closing bid and asked price.

    COLLATERALIZED MORTGAGE OBLIGATIONS. The Balanced Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by a portfolio or pool of mortgages, mortgage-backed securities or U.S. Government securities. Collateralized obligations in which the Balanced Fund may invest are issued or guaranteed by a U.S. Government agency or instrumentality, such as the FHLMC. A variety of types of collateralized obligations are currently available and others may become available in the future. One should keep in mind that during periods of rapid interest rate fluctuation, the price of a security, such as a CMO, could either increase or decrease based on inherent interest rate risk. Additionally, the risk of maturities shortening or lengthening in conjunction with interest rate movement, could magnify the overall effect of the price fluctuation.

    A CMO is often issued in multiple classes with varying maturities and interest rates. As a result the investor may obtain greater predictability of maturity than with direct investments in mortgage-backed securities. Thus, classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yields. This provides the investor with greater control over the characteristics of the investment in a changing interest rate environment.

    REPURCHASE AGREEMENTS. Each fund may purchase repurchase agreements either for defensive purposes due to market conditions or to generate income from its excess cash balances. In a repurchase agreement, a fund purchases a U.S. government security subject to resale to a bank or dealer at an agreed upon price and date. These repurchase agreements will be entered into only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Fund's Custodian Bank until repurchased. During the holding period, the seller must provide additional collateral if the market value of the obligation falls below the repurchase price. The custodian for the fund purchasing such agreement will take title to, or actual delivery of the security. A default by the seller might cause a fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. A fund might also incur disposition costs in liquidating the collateral. The funds will purchase only repurchase agreements maturing in seven (7) days or less.

    The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligations to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of that Fund and therefore the realization by that Fund on such collateral may be automatically stayed. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Funds' management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

    LENDING OF SECURITIES. Although there is no present intent to do so, the Balanced Fund may lend its portfolio securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its portfolio securities, the Balanced Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Balanced Fund. The Balanced Fund may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act, or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Balanced Fund collateral consisting of cash, a letter of credit issued by a domestic United States bank, or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loans, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loans be made subject to termination by the Balanced Fund at any time, and (d) the Balanced Fund receive reasonable interest on the loans (which may include the Balanced Fund's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value.

    The principal risk of lending is the potential insolvency of the borrower. In this event, the Fund could experience delays in recovering its securities and possible capital loss.

    COMMERCIAL PAPER. Commercial paper is short-term unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. The funds will not invest in variable amount master demand notes.

    ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities, including domestic or foreign securities not listed on domestic or foreign exchanges and repurchase agreements maturing in excess of seven days. Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if these securities were publicly traded. A Fund's investments in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that SM&R deems representative of their value, the value of the Fund's net assets could be adversely affected.

    144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER. If otherwise consistent with its investment objective and policies, a Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which were issued under Section 4(2) of the 1933 Act. Due to changing markets or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities which have been registered with the SEC for sale.

    Any such security may be determined to be LIQUID under procedures adopted by the Board. These procedures consider trading activity, availability of reliable price information, and other relevant information to determine whether an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers may cease purchasing such restricted securities, the level of illiquidity of a Fund holding such securities may increase.

    CERTIFICATE OF DEPOSITS AND BANKERS ACCEPTANCES. A certificate of deposit generally is a short-term, interest-bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution. The interest rate may be fixed for the stated term or may be periodically adjusted prior to the instrument's stated maturity, based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

    Savings and loan associations whose certificates of deposit may be purchased by the Funds are subject to regulation and examination by the Office of Thrift Supervision. Such certificates of deposit held by a Fund do not benefit materially from insurance from the Federal Deposit Insurance Corporation.

    AMERICAN DEPOSITORY RECEIPTS ("ADRS"). ADRs are U.S. dollar-denominated securities of foreign corporations which are traded in the U.S. on national securities exchanges or over-the-counter and are issued by domestic banks. The banks act as custodian of the shares of the foreign stock and collect dividends on the stock which are either reinvested or distributed to the ADR holder in U.S. dollars. While ADRs are not considered foreign securities, they may entail certain political, economic and regulatory risks. Such risks may include political or social instability, excessive taxation and limitations on the removal of funds or other assets which could adversely affect the value of a fund's investments. The economies of many countries in which a fund may invest may not be as developed as the U.S. economy and may be subject to significantly different forces. Foreign companies are not registered with the SEC and are not generally subject to the regulatory controls imposed on U.S. issuers. Consequently, there is generally less public information available on foreign securities. Foreign companies are not subject to uniform accounting, auditing, and financial reporting standards. Income from foreign securities owned may be reduced by a withholding tax at the source, which tax would reduce income payable to a fund's shareholders.

                               PORTFOLIO TURNOVER

    Portfolio turnover for a Fund is calculated by dividing the lesser of annual purchases or sales of portfolio securities by the monthly average of the value of the Fund's portfolio securities excluding securities whose maturities at the time of purchase are one year or less. A 100% portfolio turnover rate would occur, for example, if all of the Fund's portfolio securities were replaced within one year. In general, it is intended that portfolio changes in the Funds be made as infrequently as possible, consistent with market and economic factors generally, and special considerations affecting any particular security such as the limitation of loss or realization of price appreciation at a time believed to be opportune. However, purchases and sales of portfolio securities for the Balanced Fund are made at such times and in such amounts as are deemed advisable in light of market, economic and other conditions, irrespective of the volume of portfolio turnover. A high rate of portfolio turnover involves corresponding greater expenses than a lower rate. A Fund and its shareholders must bear such higher expenses. High portfolio turnover also may result in the realization of substantial net short-term capital gains.

    The portfolio turnover rates for the Funds for past three fiscal years are as follows:

--------------------------------------------------------------------------------------------------
                                            YEAR ENDED          YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 1997   DECEMBER 31, 1998   DECEMBER 31, 1999
--------------------------------------------------------------------------------------------------
Growth Fund                                     47%                 27%                 16%
--------------------------------------------------------------------------------------------------
Equity Income Fund                              39%                 19%                 10%
--------------------------------------------------------------------------------------------------
Balanced Fund                                   28%                 16%                 18%
--------------------------------------------------------------------------------------------------

No brokerage commissions have been paid during the Funds' three most recent periods to any broker which is an affiliated person of the Funds, which is an affiliated person of a broker which is an affiliated person of the Funds or an affiliated person of which is an affiliated person of the Funds or SM&R.

                            MANAGEMENT OF THE FUNDS

    The Board of Directors of each Fund has the responsibility for the overall management of that Fund, including general supervision and review of its investment activities. The directors, in turn, elect the officers of each Fund who are responsible for administering day-to-day operations of each Fund. While the use of this combined Statement of Additional Information subjects each Fund to possible liability as the result of statements or omissions regarding another Fund, the Board of Directors of each Fund considers the benefits to the respective Fund of using a combined Statement of Additional Information to outweigh the risk.

    OFFICERS AND DIRECTORS OF THE FUNDS

    Information about each of the officers and directors of the Funds is set forth below. Unless otherwise specifically noted, each has had the same or similar employment or position for at least the past five years and occupies the identical position with all three Funds. Unless otherwise indicated, the address of an officer or director is 2450 South Shore Boulevard, Suite 400, League City, Texas 77573. Directors who are deemed to be "interested persons" of the Funds, as defined in the 1940 Act, are indicated by an asterisk(*).

---------------------------------------------------------------------------------------------------
                                   POSITIONS HELD WITH
     NAME, ADDRESS, AND AGE             THE FUNDS        PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------
MICHAEL W. MCCROSKEY*              Director and Presi-   President, Chief Executive Officer,
Age 56                             dent                  Director and member of the Executive
                                                         Committee of SM&R, June 1994 to present;
                                                         President, Chief Executive Officer, and
                                                         Director of SM&R Investments, Inc., June
                                                         1994 to present; President and Director of
                                                         American National Investment Accounts,
                                                         Inc., June 1994 to present; Executive Vice
                                                         President, American National Insurance
                                                         Company ("American National"), 1996 to
                                                         present; Senior Vice President, American
                                                         National, 1991 to 1996; Vice President of
                                                         Standard Life and Accident Insurance
                                                         Company, 1988 to present; Assistant
                                                         Secretary of American National Life
                                                         Insurance Company of Texas, 1986 to
                                                         present; Vice President, Investments of
                                                         American National Property and Casualty
                                                         Company, 1994 to present; Vice President,
                                                         Investments of American National General
                                                         Insurance Company, 1994 to present; Vice
                                                         President, Pacific Property and Casualty,
                                                         1996 to present, life, health and accident
                                                         insurance subsidiaries of American
                                                         National; Vice President, Garden State
                                                         Life Insurance Company, 1994 to present;
                                                         Director and President, ANREM Corpo-
                                                         ration, 1977 to present; President and
                                                         Director of ANTAC Corporation, 1995 to
                                                         present; Director, Comprehensive
                                                         Investment Services, Inc., 1997 to
                                                         present.
---------------------------------------------------------------------------------------------------
RALPH S. CLIFFORD(1)(2)            Director since 1972   Retired attorney, Clifford, Clifford &
Age 84                                                   Olson; Retired Director of Henry County
12304 Blue Sage Rd.                                      Bank; Retired Director of Illini Beef
Oklahoma City, Oklahoma                                  Packers, Inc.; Retired Director of
                                                         Industrial Relations of Deere & Company.
---------------------------------------------------------------------------------------------------
PAUL D. CUMMINGS(2)                Director since 1969   Retired President and Director of Globe
Age 85                             (for Balanced Fund,   Life and Accident Insurance Company.
3102 Belaire Drive                 since 1971)
Oklahoma City, Oklahoma
---------------------------------------------------------------------------------------------------
JACK T. CURRIE(1)                  Director since 1971   Director of American Indemnity Financial
Age 71                                                   Corporation, holding company for casualty
515 Post Oak Boulevard, Suite 750                        insurance company, 1978 to present;
Houston, Texas                                           Director of Stewart & Stevenson Services,
                                                         Inc., designs and constructs power
                                                         generating systems, 1990 to present.
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                   POSITIONS HELD WITH
     NAME, ADDRESS, AND AGE             THE FUNDS        PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------
IRA W. PAINTON, C.L.U.(1)          Chairman of the       Retired President of the Funds, 1968 to
Age 82                             Board since 1989      1993; Retired President and Director of
12004 Dahoon Drive                 and Director since    SM&R.
Oklahoma City, Oklahoma            1967
---------------------------------------------------------------------------------------------------
DONALD P. STEVENS(2)               Director, since       Assistant to the President for Government
Age 53                             1985                  Relations of The University of Texas
University of Texas Medical                              Medical Branch, a medical school and
Branch, Station 1, Box 41                                hospital system, 1975 to present; Vice
Galveston, Texas                                         President of Jamail Galveston Foundation,
                                                         1993 to present.
---------------------------------------------------------------------------------------------------
STEVEN H. STUBBS, C.F.A.           Director since 1987   Former Director, President and Chief
Age 61                                                   Executive Officer of The Westcap
514 Poplar Ave.                                          Corporation, 1994 to 1996; and Former
Philadelphia, Mississippi                                President and Chief Executive Officer of
                                                         SM&R and the Funds, 1987 to 1994.
---------------------------------------------------------------------------------------------------
GORDON D. DIXON                    Vice President;       Director, Senior Vice President, Chief
Age 54                             Co-Manager of the     Investment Officer of SM&R and a member of
                                   Growth Fund, Equity   the investment and executive committees of
                                   Income Fund;          SM&R, 1993 to present; Vice President of
                                   Balanced Fund         the American National Investment Accounts,
                                                         Inc., Portfolio Manager for its American
                                                         National ("A.N.") Government Bond
                                                         Portfolio and the A. N. High Yield Bond
                                                         Portfolio, May 2000 to present; Co-Manager
                                                         of its A. N. International Stock
                                                         Portfolio, May 2000 to present; Co-Manager
                                                         of the American National Investment
                                                         Accounts, Inc.--A. N. Growth Portfolio, A.
                                                         N. Equity Income Portfolio and A. N. Bal-
                                                         anced Portfolio, May 2000 to present;
                                                         Portfolio Manager of the American National
                                                         Investment Accounts, Inc.--A. N. Growth
                                                         Portfolio, A. N. Equity Income Portfolio
                                                         and A. N. Balanced Portfolio, October 1998
                                                         to May 2000; Portfolio Manager of the SM&R
                                                         Investments, Inc.--SM&R Government Bond
                                                         Fund and SM&R Tax Free Fund, May 2000 to
                                                         present. Vice President of Stocks for
                                                         American National Insurance Company, 1993
                                                         to present; Vice President of Investments
                                                         for Garden State Life Insurance Company,
                                                         1993 to present; Director and President,
                                                         Comprehensive Investment Services, 1997 to
                                                         present; Former Director of Equity
                                                         Strategy Research and Trading for
                                                         C&S/Soran Bank (now Nations Bank) Atlanta,
                                                         Georgia, 1984 to 1993.
---------------------------------------------------------------------------------------------------
EMERSON V. UNGER, C.L.U.           Vice President        Vice President of SM&R since 1983, SM&R
Age 54                                                   Investments, Inc. since 1992, and American
                                                         National Investment Accounts, Inc. since
                                                         1991.
---------------------------------------------------------------------------------------------------
BRENDA T. KOELEMAY                 Vice President and    Vice President and Treasurer of SM&R, SM&R
Age 45                             Treasurer             Investments, Inc. and American National
                                                         Investment Accounts, Inc. since 1992;
                                                         Treasurer of Comprehensive Investment
                                                         Services, Inc. since 1997; Senior Manager,
                                                         KPMG Peat Marwick LLP, July 1980 to April
                                                         1992.
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                   POSITIONS HELD WITH
     NAME, ADDRESS, AND AGE             THE FUNDS        PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------
TERESA E. AXELSON                  Vice President and    Vice President and Secretary of SM&R,
Age 52                             Secretary             since 1983; Vice President and Secretary
                                                         of SM&R Investments, Inc., and American
                                                         National Investment Accounts, Inc., 1991
                                                         to present.
---------------------------------------------------------------------------------------------------

------------------------

*   "Interested persons" as defined by the 1940 Act.

(1) Members of the nominating committee.

(2) Members of the audit committee.

                           REMUNERATION OF DIRECTORS

    Each director is reimbursed for expenses incurred in connection with each meeting of a Fund's Board of Directors or any Committee attended. Each director receives a fee, allocated among the Funds for which he serves as a director, which consists of an annual retainer component and a meeting fee component. Set forth below is information regarding compensation paid or accrued during the fiscal year ended December 31, 1999 for each director of each Fund.

---------------------------------------------------------------------------------------------
                     GROWTH FUND, EQUITY INCOME FUND, AND BALANCED FUND
---------------------------------------------------------------------------------------------
                                                  PENSION OR                        TOTAL
                                                  RETIREMENT                    COMPENSATION
                                   AGGREGATE       BENEFITS       ESTIMATED       FROM ALL
                                 COMPENSATION     ACCRUED AS       ANNUAL           FUNDS
                                   FROM EACH     PART OF FUND   BENEFITS UPON    MANAGED BY
           DIRECTOR                  FUND          EXPENSES      RETIREMENT         SM&R
---------------------------------------------------------------------------------------------
Ralph S. Clifford                   $3,333           None           None           $10,000
---------------------------------------------------------------------------------------------
Paul D. Cummings                    $3,333           None           None           $10,000
---------------------------------------------------------------------------------------------
Jack T. Currie                      $3,333           None           None           $10,000
---------------------------------------------------------------------------------------------
Michael W. McCroskey                --               None           None            --
---------------------------------------------------------------------------------------------
Ira W. Painton                      $4,667           None           None           $14,000
---------------------------------------------------------------------------------------------
Donald P. Stevens                   $3,333           None           None           $10,000
---------------------------------------------------------------------------------------------
Steven H. Stubbs                    $3,333           None           None           $10,000
---------------------------------------------------------------------------------------------

    Directors of the Funds who are affiliated with SM&R receive no compensation for attendance at Board or committee meetings. No officer receives compensation from the Funds. Officers and directors of the Funds affiliated with SM&R may receive indirect compensation from the Funds to the extent of underwriting commissions and investment advisory and service fees paid to SM&R.

    By resolution of the Boards of Directors, each Fund pays the fees and expenses of only those directors who are not officers or employees of SM&R or the Funds. During the fiscal year ended December 31, 1999, each Fund paid $22,657 to such directors for fees and expenses in attending meetings of the Boards of Directors.

    Directors, officers, full-time employees, and other affiliated persons of the Funds, SM&R, or American National may purchase Class T shares of the Funds at net asset value per share without the imposition of any sales charge. (For more information, see "Eligible Purchasers of Class T Shares" and "Sales Charge Reductions and Waivers" in the Prospectus for Class T shares.) The difference between the price at which these shares are sold to the public and the price at which these shares are sold to directors and affiliated persons arises because SM&R does not pay commissions on sales of shares to these types of purchasers.

                      POLICY REGARDING PERSONAL INVESTING

    Each Fund, its investment adviser and principal underwriter have adopted codes of ethics under rule 17j-1 of the Investment Company Act of 1940.

    The following policies have been made a part of each Fund's Code of Ethics.

    A portfolio manager must use extreme care to avoid even the appearance of a conflict of interest in trading in any personal account (or an account in which he has a beneficial interest). Accordingly, a portfolio manager may not trade in (or otherwise acquire) any security for his personal account if that same security is held in, or is being considered as a potential acquisition by, any of the Funds. Any beneficial interest in a security held by a portfolio manager must be sold at least 24 hours prior to any investment by the Funds. The following exceptions apply:

    1. Any beneficial interest in a security owned at the time of employment may be held or traded at any time other than within 24 hours of a trade in the Funds for the same or related security. Dividends in that security may be re-invested in accordance with a formal plan offered by the issuer.

    2. Any beneficial interest in a security acquired by devise or bequeath may be held or traded at any time other than within 24 hours of a trade in the Funds for the same or related security.

    3. Any beneficial interest in a security issued by the Government or any Agency of the United States, a State, or any political subdivision thereof may be traded or held.

    4. Any beneficial interest in a security for which a written approval is first obtained from the President and Chief Executive Officer may be traded or held.

    Furthermore, portfolio managers are prohibited from acquiring any security of an initial public offering and must receive prior written approval from SM&R's Chief Executive Officer before investing in any private placement securities.

            PERSONAL INVESTING BY OTHER SM&R OFFICERS AND EMPLOYEES

    Officers and employees of SM&R other than portfolio managers may trade in (or otherwise acquire) or hold any security for his own account (or an account in which he has beneficial interest). However, the trade must not occur within 24 hours of a trade in the Funds for the same or related security.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As of April 1, 2000, American National Insurance Company owned 5.21% of the outstanding shares of the Growth Fund; no person owned 5% or more of the outstanding shares of the Equity Income Fund (either of record or beneficially). As of April 1, 2000, American National Insurance Company ("American National") and SM&R were the only shareholders known to the Balanced Fund to own five percent (5%) or more of its outstanding shares. On that date, American National owned approximately 16.24% and SM&R owned approximately 8.54% of the Balanced Fund's common stock. While such ownership does not directly affect a shareholder's voting rights, it obviously gives American National and SM&R a strong voice in the Balanced Fund's affairs. As a practical matter, such ownership means that passage of a shareholder proposal is unlikely without American National's or SM&R's vote therefor.

    The officers and directors of each Fund as a group owned less than 1% of the outstanding shares of each Fund as of April 1, 2000.

                         CONTROL AND MANAGEMENT OF SM&R

    SM&R has been the investment adviser, manager and underwriter of the Growth Fund since 1966, of the Equity Income Fund since it began business in 1969, and of the Balanced Fund since it began business in 1978. SM&R acts pursuant to a written agreement periodically approved by the directors and shareholders of each Fund. SM&R is also the investment adviser, manager and underwriter of American National Investment Accounts, Inc. and SM&R Investments, Inc.

    SM&R is a wholly-owned subsidiary of American National, a Texas life insurance company with its principal offices at 2450 South Shore Boulevard, League City, Texas 77573. As of April 1, 2000, the Moody Foundation, a charitable foundation established for charitable and educational purposes, owned approximately 23.7% of American National's common stock and the Libbie S. Moody Trust, a private trust, owned approximately 37.6% of such shares. The trustees of the Moody Foundation are Robert L. Moody, Frances Moody Newman, and Ross R. Moody. Ms. Newman is Robert L. Moody's mother. Ross R. Moody is Robert L. Moody's son. The Moody National Bank of Galveston (the "Bank") is trustee of the Libbie S. Moody Trust.

    The Bank's controlling stockholder is Moody Bank Holding Company, Inc. ("MBHC"). Moody Bancshares, Inc. ("Bancshares") is the sole shareholder of MBHC. As of April 1, 2000, the Three R Trusts (trusts established by Robert L. Moody for the benefit of his children) owned 100% of Bancshares' Class B stock (which elects a majority of Bancshares' and MBHC's Directors) and 51.3% of its Class A stock. The trustee of the Three R Trusts is Irwin M. Herz, Jr., who is also a director of American National and a partner in Greer, Herz & Adams, L.L.P. Greer, Herz & Adams, L.L.P., 18th Floor, One Moody Plaza, Galveston, Texas acts as General Counsel to American National, the Bank, Bancshares, MBHC, the Funds, American National Investment Accounts, Inc., SM&R Investments, Inc., and SM&R.

    Robert L. Moody is:

    - Chairman of the Board of Directors, Chief Executive Officer, and President of American National,

    - Chairman of the Board of Directors and Chief Executive Officer of the
      Bank,

    - President and Director of Bancshares, and

    - President and Director of MBHC, the Bank's controlling stockholder.

    The following persons are affiliated with the Funds and SM&R in the specified capacities:

    - Michael W. McCroskey, President and Director of the Funds, is also President, Chief Executive Officer, Director and a member of the executive committee of SM&R, and President and Director of the American National Investment Accounts, Inc. and SM&R Investments, Inc.;

    - Gordon D. Dixon, Director, Senior Vice President, Chief Investment Officer and a member of the investment and executive committees of SM&R, Vice President of the Fund, Co-Portfolio Manager of the Growth Fund, Equity Income Fund, Balanced Fund, and Vice President of the American National Investment Accounts, Inc., Portfolio Manager of its American National ("A.N.") Government Bond Portfolio and A.N. High Yield Portfolio, Co-Portfolio Manager of its A.N. Growth Portfolio, A.N. Equity Income Portfolio, A.N. Balanced Portfolio and A.N. International Stock Portfolio; Portfolio Manager of SM&R Investments, Inc.--SM&R Government Bond Fund and SM&R Tax Free Fund;

    - Emerson V. Unger, Vice President of the Funds, is also Vice President of SM&R and Vice President of the American National Investment Accounts, Inc. and SM&R Investments, Inc.;

    - Teresa E. Axelson, Vice President and Secretary of the Funds, is also Vice President and Secretary of SM&R, the American National Investment Accounts, Inc. and the SM&R Investments, Inc.; and

    - Brenda T. Koelemay, Vice President and Treasurer of the Funds, is also Vice President and Treasurer of SM&R, the American National Investment Accounts, Inc. and SM&R Investments, Inc.

                         INVESTMENT ADVISORY AGREEMENT

    Under an Investment Advisory Agreement (an "Advisory Agreement") between each Fund and SM&R dated November 30, 1989, SM&R acts as investment adviser for and provides certain administrative services to the Funds.

    As investment adviser, SM&R manages the investment and reinvestment of each Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. SM&R provides and evaluates economic, statistical and financial information to formulate and implement Fund investment programs. All investments are reviewed quarterly by each Fund's Board of Directors to determine whether or not such investments are within the policies, objectives and restrictions of each Fund.

    Each Fund's Advisory Agreement was effective on November 30, 1989 and will continue in effect from year to year only so long as such continuance is specifically approved at least annually by its Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, and, in either case, by the specific approval of a majority of directors who are not parties to the Advisory Agreement or not "interested" persons (as defined in the 1940 Act) of any such parties, cast in person at a meeting called for the purpose of voting on such approval. Absent proposed changes, it is the policy of Fund management to submit continuation of the Advisory Agreements annually only to the Funds' Boards of Directors for their approval or disapproval. Each Fund's Advisory Agreement was most recently approved by its Board of Directors on November 19, 1998, and by its shareholders on November 16, 1989. Each Fund's Advisory Agreement may be terminated without penalty by vote of its Board of Directors or by vote of the holders of a majority of the outstanding voting securities of the Fund, or by SM&R, upon sixty (60) days written notice and will automatically terminate if assigned.

    As used herein, the term "majority" when referring to approval to be obtained from shareholders means the vote of the lesser of (1) 67% of the Fund's shares present at a meeting if the owners of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the Fund's outstanding shares.

INVESTMENT ADVISORY FEE

    Under the Advisory Agreement, SM&R receives from each Fund an investment advisory fee (the "Basic Advisory Fee") for acting as investment adviser computed by applying to the average daily net asset value of each Fund each month one-twelfth of the annual rate as follows:

----------------------------------------------------------------------------
              ON THE PORTION OF THE FUND'S                  BASIC ADVISORY
                AVERAGE DAILY NET ASSETS                    FEE ANNUAL RATE
----------------------------------------------------------------------------
Not exceeding $100,000,000                                       0.750%
----------------------------------------------------------------------------
Exceeding $100,000,000 but not exceeding $200,000,000            0.625%
----------------------------------------------------------------------------
Exceeding $200,000,000 but not exceeding $300,000,000            0.500%
----------------------------------------------------------------------------
Exceeding $300,000,000                                           0.400%
----------------------------------------------------------------------------

In addition, the Advisory Agreement for the Growth Fund also provides for an upward or downward adjustment of the Basic Advisory Fee based upon the investment performance during the previous thirty-six (36) monthly periods of the Growth Fund compared to the Lipper Growth Fund Index (the "Lipper Index") published by Lipper Analytical Services, Inc., as discussed below.

    The fees payable under each Fund's Advisory Agreement may be higher than the fees paid by other mutual funds, but each Fund believes its fees are comparable to those paid by funds with the same or similar investment objective.

    The average daily net asset value of each Class of each Fund shall be computed by adding the net asset values computed by SM&R each day during the month and dividing the resulting total by the number of days in the month. The net asset value per share of each Class of Fund shares shall be determined each day by adding the market value of its portfolio securities and other assets, subtracting liabilities and dividing the result by the number of Class shares outstanding. Expenses and fees of each Fund, including the advisory and administrative service fee, will be accrued daily and taken into account in determining net asset value. The portfolio securities of each Fund will be valued as of the close of trading on each day when the New York Stock Exchange is open for regular trading. Securities listed on national securities exchanges will be valued at the last sales price on such day, or if there is no sale, then at the closing bid price therefor on such day on such exchange. The value of unlisted securities will be determined on the basis of the latest bid prices therefor on such day. If no quotations are available for a security or other property, it will be valued at fair value as determined in good faith by SM&R on a consistent basis.

PERFORMANCE ADJUSTMENT OF BASIC ADVISORY FEE FOR GROWTH FUND

    Under the Growth Fund's Advisory Agreement, the Basic Advisory Fee annual rate shown above will be adjusted each month by adding to or subtracting from such rate, when appropriate, the applicable performance adjustment amount percentage shown in the table below. The resulting advisory fee rate will then be applied to the average daily net asset value of the Growth Fund for the succeeding month. The advisory fee for such month will be one-twelfth ( 1/12th) of the resulting dollar figure.

    The performance adjustment amount shall vary with the Growth Fund's performance as compared to the Lipper Index as shown by the following table:

-------------------------------------------------------------------------------------------
                                  PERFORMANCE           PERFORMANCE           PERFORMANCE
     PERFORMANCE COMPARED         ADJUSTMENT         COMPARED TO LIPPER       ADJUSTMENT
       TO LIPPER INDEX              AMOUNT                 INDEX                AMOUNT
-------------------------------------------------------------------------------------------
0.10% to 0.99% above                 +0.02%       0.10% to 0.99% below               -0.02%
-------------------------------------------------------------------------------------------
1.00% to 1.99% above                 +0.04%       1.00% to 1.99% below               -0.04%
-------------------------------------------------------------------------------------------
2.00% to 2.99% above                 +0.06%       2.00% to 2.99% below               -0.06%
-------------------------------------------------------------------------------------------
3.00% to 3.99% above                 +0.08%       3.00% to 3.99% below               -0.08%
-------------------------------------------------------------------------------------------
4.00% to 4.99% above                 +0.10%       4.00% to 4.99% below               -0.10%
-------------------------------------------------------------------------------------------
5.00% to 5.99% above                 +0.12%       5.00% to 5.99% below               -0.12%
-------------------------------------------------------------------------------------------
6.00% to 6.99% above                 +0.14%       6.00% to 6.99% below               -0.14%
-------------------------------------------------------------------------------------------
7.00% to 7.99% above                 +0.16%       7.00% to 7.99% below               -0.16%
-------------------------------------------------------------------------------------------
8.00% to 8.99% above                 +0.18%       8.00% to 8.99% below               -0.18%
-------------------------------------------------------------------------------------------
9.00% and above                      +0.20%       9.00% and below                    -0.20%
-------------------------------------------------------------------------------------------

    The performance period is calculated as of the last Thursday of each January through November and the last business day of each December. The time period between the last business day in December and the last Thursday in January, the ten (10) time periods between the last Thursday in January through October and the last Thursday of the immediately succeeding month, and the time period between the last Thursday in November and the last business day in December shall be referred to herein as the "Monthly Periods". The performance period which forms the basis for each monthly fee adjustment calculation shall end on each such last Thursday and last business day and shall be the immediately preceding thirty-five (35) Monthly Periods plus the current Monthly Period.

    To determine how the Growth Fund's performance compares to the Lipper Index, SM&R will determine a monthly percentage change for the Growth Fund and for the Lipper Index. These monthly percentage changes will be calculated for each Monthly Period other than January by dividing the year-to-date percentage changes through the end of each of the Monthly Periods by the year-to-date percentage changes through the end of the preceding Monthly Period. The monthly percentage and the year-to-date percentage change for January will always be the same and will not have to be calculated separately. A cumulative percentage change for the Performance Period will then be calculated by compounding the monthly percentage changes for the preceding thirty-five (35) Monthly Periods and multiplying that product by the current Monthly Period's percentage change. After such cumulative percentage change has been calculated for the Growth Fund and the Lipper Index, such percentage changes are then compared. If the percentage differential resulting from such comparison is less than .10%, no performance adjustment shall be made. If such percentage differential is .10%, or more, such differential shall be the percentage used in the Percentage Performance Compared To Lipper Index table above. For example, if the percentage differential resulting from such comparison is .07%, no performance adjustment shall be made and the advisory fee shall be equal to the Basic Advisory Fee annual rate. If such percentage differential is 2.5% above the Lipper Index, a performance adjustment equal to .06% shall be made and the Basic Advisory Fee shall be increased from .75% to .81%. If such percentage differential is 2.5% below the Lipper Index, a performance adjustment equal to .06% shall be made and the Basic Advisory Fee shall be decreased from .75% to .69%.

    Those shareholders who prefer to use basis points rather than percentage points when analyzing the Growth Fund's performance compared to the Lipper Index should convert each 1.00% in the Percentage Performance Compared To Lipper Index column in the above table to 100 basis points.

    The adjustment to the Basic Advisory Fee will not be cumulative. An increased fee will result even though the performance of the Growth Fund over some period of time shorter than the Performance Period has been behind that of the Lipper Index and even if the net asset value of the Growth Fund's shares has decreased. Conversely, a reduction in the Basic Advisory Fee will be made for a month even though the performance of the Growth Fund over some period of time shorter than the Performance Period has been ahead of that of the Lipper Index and even if the net asset value of the Growth Fund's shares has increased.

    As indicated above, the Growth Fund's expenses (including the monthly basic advisory fee and administrative service fee) and the performance adjustment for each performance fee period will be computed and accrued daily and taken into account in computing the daily net asset value of a Growth Fund share. However, expenses in excess of the maximum expense limitation shall not be accrued for the purpose of computing the daily net asset value of a Growth Fund share.

    In the case of termination of the Advisory Agreement during any Monthly Period, the fee for that Monthly Period shall be reduced proportionately on the basis of the number of calendar days during which it is in effect for that Monthly Period. The fee rate will be computed on the basis of and applied to net assets averaged over that Monthly Period ending on the last business day on which the Advisory Agreement is in effect. The amount of any performance adjustment to the Basic Advisory Fee will be computed on the basis of the thirty-six (36) Monthly Periods ending on the last business day on which the Advisory Agreement is in effect provided that if the Advisory Agreement has been in effect less than thirty-six (36) Monthly Periods, the computation will be made on the basis of the period of time during which it has been in effect.

ADVISORY FEES PAID

    For the past three fiscal years, SM&R received investment advisory fees from each Fund as follows:

-----------------------------------------------------------------------------------------------------------------
                                            ADVISORY FEES FOR THE   ADVISORY FEES FOR THE   ADVISORY FEES FOR THE
                                                 YEAR ENDED              YEAR ENDED              YEAR ENDED
                                              DECEMBER 31, 1997       DECEMBER 31, 1998       DECEMBER 31, 1999
-----------------------------------------------------------------------------------------------------------------
Growth Fund                                      $1,011,542              $  922,010              $1,005,753
-----------------------------------------------------------------------------------------------------------------
Equity Income Fund                               $1,270,994              $1,426,042              $1,468,951
-----------------------------------------------------------------------------------------------------------------
Balanced Fund                                    $  186,693              $  198,438              $  222,265
-----------------------------------------------------------------------------------------------------------------

ADMINISTRATIVE SERVICE AGREEMENT

    Under an Administrative Service Agreement between each Fund and SM&R dated November 30, 1989, as amended on November 19, 1998, SM&R provides all non-investment related management, executive, administrative and operational services to each Fund. Pursuant to the Administrative Service Agreement, SM&R also acts as transfer agent for the Funds' authorized and issued shares and as dividend disbursing agent.

    In its capacity as administrator under the Administrative Service Agreement, SM&R furnishes and pays for the services of all officers and employees necessary to perform the executive, administrative, clerical and bookkeeping functions of the Funds. SM&R's duties as administrator include, among other things: administering the Funds' affairs; maintaining office facilities; processing purchase orders and redemption requests; furnishing statistical and research data; and providing clerical, accounting, data processing, bookkeeping and certain other services required by each Fund.

    In its capacity as transfer agent and dividend disbursing agent under the Administrative Agreement, SM&R's duties include, but are not limited to: dividend disbursements and transfer agency services; maintaining shareholder accounts; preparing shareholder meeting lists and mailing and tabulating proxies; mailing shareholder reports and other materials to shareholders; tax withholding; and "blue sky" related services.

    Under each Administrative Service Agreement, SM&R receives from each Fund an administrative service fee for providing administrative services. The fee is computed by applying to the average daily net asset value of the Fund each month one-twelfth of the annual rate as follows:

---------------------------------------------------------------------------------
                                                                ADMINISTRATIVE
                   ON THE PORTION OF THE                      SERVICE FEE ANNUAL
              FUND'S AVERAGE DAILY NET ASSETS                        RATE
---------------------------------------------------------------------------------
Not exceeding $100,000,000                                           0.25%
---------------------------------------------------------------------------------
Exceeding $100,000,000 but not exceeding $200,000,000                0.20%
---------------------------------------------------------------------------------
Exceeding $200,000,000 but not exceeding $300,000,000                0.15%
---------------------------------------------------------------------------------
Exceeding $300,000,000                                               0.10%
---------------------------------------------------------------------------------

    The administrative service fee is payable to SM&R whether or not the actual expenses to SM&R for providing administrative services is more or less than the amount of such fee.

    For the past three fiscal years, SM&R received administrative service fees pursuant to the Administrative Service Agreement from each Fund as follows:

--------------------------------------------------------------------------------------------------------------
                                               ADMINISTRATIVE         ADMINISTRATIVE         ADMINISTRATIVE
                                            SERVICE FEES FOR THE   SERVICE FEES FOR THE   SERVICE FEES FOR THE
                                                 YEAR ENDED             YEAR ENDED             YEAR ENDED
                                             DECEMBER 31, 1997      DECEMBER 31, 1998      DECEMBER 31, 1999
--------------------------------------------------------------------------------------------------------------
Growth Fund                                       $387,654               $423,595               $464,872
--------------------------------------------------------------------------------------------------------------
Equity Income Fund                                $416,699               $465,270               $479,149
--------------------------------------------------------------------------------------------------------------
Balanced Fund                                     $ 62,231               $ 66,146               $ 74,100
--------------------------------------------------------------------------------------------------------------

EXPENSES BORNE BY THE FUNDS

    Each Fund has agreed to pay other expenses incurred in the operation of the Fund, such as interest, taxes, commissions and other expenses incidental to portfolio transactions, SEC fees, fees of the Custodian (see "CUSTODIAN" herein), auditing and legal expenses, fees and expenses of qualifying Fund shares for sale and maintaining such qualifications under the various state securities laws where Fund shares are offered for sale, fees and expenses of directors not affiliated with SM&R, costs of maintaining corporate existence, costs of printing and mailing prospectuses and shareholder reports to existing shareholders and expenses of shareholders' meetings.

    SM&R has agreed in its Administrative Service Agreement with each Fund to pay (or to reimburse each Fund for) each Fund's regular operating expenses of any kind, exclusive of interest, taxes, commissions, Class Specific Expenses, other expenses incidental to portfolio transactions, and extraordinary expenses beyond SM&R's control, but including the basic advisory fee, in excess of 1.25% per year of each Fund's average daily net assets. Such reimbursements, when required, will be made monthly. No reimbursement to the Equity Income and Growth Funds under the 1.25% expense limitation was required for the fiscal years ended December 31, 1997, 1998 and 1999. During the fiscal years ended December 31, 1997, 1998, and 1999, SM&R reimbursed $24,234, $33,454 and $45,768, respectively, in excess expenses to the Balanced Fund.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

    SM&R, which supervises each Fund's investments, is responsible for effecting portfolio transactions through eligible securities brokers and dealers, subject to the general supervision of each Fund's Board of Directors. Investment decisions are made by an Investment Committee of SM&R, and orders are placed by persons supervised by that committee.

    There is no arrangement or intention to place orders with any specific broker or group of brokers. The paramount factors considered by SM&R in placing orders are efficiency in the execution of orders and obtaining the most favorable prices for the Fund in both purchases and sales of portfolio securities. In seeking the best prices and executions, purchases and sales of securities which are not listed or traded on a securities exchange are generally executed with a principal market maker acting as principal. SM&R evaluates the brokerage fees paid by the Fund to any affiliated person by comparing such fees to those paid by other investment companies for similar transactions as reported in various industry surveys.

    Whenever the primary consideration of best price and best execution is met to the satisfaction of SM&R, the brokers and dealers selected will include those who provide supplementary statistical and research services. Such research services include advice as to the advisability of investing in, purchasing or selling securities, as well as analyses and reports concerning securities, economic factors and trends. Such services and information may be used by SM&R in servicing any fund it manages. Not all of these services or information are always used by SM&R in connection with the Funds. While SM&R is able to fulfill its obligation to each Fund without such information, its expenses might be materially increased if it had to obtain and assemble such information through its staff. However, the value of such information is not determinable. SM&R also uses such information when rendering investment advisory services to the American National Investment Accounts, Inc., SM&R Investments, Inc., and to American National and its other accounts.

    SM&R will authorize each Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer. Generally, the Funds pay higher than the lowest commission rates available.

    Consistent with the Conduct Rules of the National Association of Securities Dealers, and subject to seeking the best price and execution, each Fund may give consideration to sales of shares of each Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions. For the past three fiscal years, SM&R paid brokerage fees on the purchase and sale of portfolio securities for each Fund of the following approximate amounts:

-----------------------------------------------------------------------------------------------------------
                                            BROKERAGE FEES PAID   BROKERAGE FEES PAID   BROKERAGE FEES PAID
                                            FOR THE YEAR ENDED    FOR THE YEAR ENDED    FOR THE YEAR ENDED
                                             DECEMBER 31, 1997     DECEMBER 31, 1998     DECEMBER 31, 1999
-----------------------------------------------------------------------------------------------------------
Growth Fund                                      $416,000              $196,000              $123,792
-----------------------------------------------------------------------------------------------------------
Equity Income Fund                               $345,000              $147,000              $ 11,309
-----------------------------------------------------------------------------------------------------------
Balanced Fund                                    $ 33,000              $ 16,000              $  3,942
-----------------------------------------------------------------------------------------------------------

    No brokerage commissions have been paid during the three most recent fiscal years to: (i) any broker that is an affiliated person of the Funds or an affiliated person of that person; or (ii) any broker an affiliated person of which is an affiliated person of the Funds or SM&R.

    The Funds, the American National Investment Accounts, Inc., and SM&R Investments, Inc., for which SM&R is also investment adviser, may own securities of the same companies from time to time. However, Each Fund's portfolio security transactions will be conducted independently, except when decisions are made to purchase or sell portfolio securities of the Funds, the American National Investment Accounts, Inc., and SM&R Investments, Inc., simultaneously. In such event, the transactions will be averaged as to price and allocated as to amount (according to the proportionate share of the total combined commitment) in accordance with the daily purchase or sale orders actually executed.

    Each Fund's Board of Directors has determined that such ability to effect simultaneous transactions may be in the best interests of each Fund. It is recognized that in some cases these practices could have a detrimental effect upon the price and volume of securities being bought and sold by the Funds, which in other cases these practices could produce better executions.

                           DESCRIPTION OF FUND SHARES

    Each of the Funds has authorized capital stock of two billion common shares with a par value of $0.01 each. The Funds are each divided into six Classes of shares of common stock designated as:

    - Class T (existing Class T shareholders and certain designated persons);

    - Class A (front-end load);

    - Class B (back-end load);

    - Class C (level load);

    - Class J (network); and

    - Class Y (institutional shareholders);

    The shares of each Fund, when issued, will be fully paid and non-assessable, will have no conversion, preemptive, or other subscription rights, and will be freely transferable and redeemable.

    Each share of capital stock represents an interest in the assets of a particular Fund and has no interest in the assets of any other Fund. Shares of a Fund are equal with respect to distributions from income and capital gains, except as described below. In the event of liquidation, each share of a Fund is entitled to an equal portion of all the assets of that Fund after all debts and expenses have been paid.

    Each Class of a Fund represents an interest in the same portfolio of investments and each Class has the same rights as the other Classes, except that each Class bears its own expenses and its proportionate share of the general liabilities of that Fund. The net income attributable to each Class and the dividends payable on the shares of that Class will be reduced by the amount of the service and distribution fees ("12b-1 fees") of that Class and any Class-specific expenses. Class B and Class C shares are subject to higher 12b-1 fees, which will cause such Classes to have a higher expense ratio and pay lower dividends than the Class A shares.

VOTING RIGHTS

    Within the respective Funds, all shares have equal voting, participation, and liquidation rights, but do not have cumulative voting rights. With respect to election of directors, non-cumulative voting means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they so choose, and in such event, holders of the remaining shares will not be able to elect any directors.

    On certain matters, such as the election of directors or amendment of the investment advisory contract, all shares of each Fund vote together, with each share having one vote. On matters affecting a particular Class of a Fund, only shares of that Class of the Fund are entitled to vote, and a majority of the shares of that Class generally are required for approval of the proposal.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASING SHARES

    Shares of each Fund may be purchased at a public offering price which is based on the net asset value of each share of the Fund next determined plus a sales charge, if any. Remittances for additional investments may be submitted directly to SM&R. Except for certain systematic investment programs (see "SPECIAL PURCHASE PLANS" herein), the minimum initial investment is $100 and additional shares may be purchased through investment of $20 or more at any time thereafter.

    Certificates representing shares purchased are not issued. Investors have the same ownership rights with respect to shares purchased as if certificates had been issued. A confirmation will be sent to the investor promptly after each share purchase.

    All purchases must be in (or payable in) U.S. dollars. All checks must be drawn in U.S. dollars on a U.S. bank. Investors will be subject to a service charge on dishonored checks. The Funds reserve the right to reject any order for the purchase of its shares when in the judgment of management such rejection is in the best interests of the applicable Funds.

DETERMINATION OF NET ASSET VALUE

    The net asset value per share of each Class of each Fund is determined by adding the market value of the Class' portfolio securities and other assets, subtracting liabilities, and dividing the result by the number of the Class shares outstanding. Expenses and fees of each Class of a Fund, including the advisory fee and the expense limitation reimbursement, if any, are accrued daily and taken into account in determining net asset value. The portfolio securities of the Funds are valued as of the close of trading on each day that the New York Stock Exchange is open for trading. Securities listed on national securities exchanges are valued at the last sales price on such day, or if there is no sale, then at the closing bid price therefor on such day on such exchange. The value of unlisted securities is determined on the basis of the latest bid prices therefor on such day. If no quotations are available for a security or other property, it is valued at fair value as determined in good faith by the Board of each Fund (or their delegate) on a consistent basis.

DETERMINATION OF OFFERING PRICE

    Full and fractional shares are purchased at the offering price, which is the net asset value next determined after receipt of a purchase order plus the sales charge. The sales charge is a percentage of the net asset value per share and will vary as shown below. Purchases received by SM&R at its office in League City, Texas prior to 3:00 p.m. Central Time, on any day that the New York Stock Exchange is open for trading, will be executed at the applicable offering price determined on that day. Purchases received by SM&R thereafter will be executed at the offering price determined on the next day that the New York Stock Exchange is open for trading.

    SM&R is not in receipt of purchase (and redemption or transfer) orders given to a dealer until the dealer transmits the order to SM&R and SM&R actually receives the order at its League City office. It is the responsibility of any such dealer and not SM&R to establish procedures to assure that orders received before the close of the Exchange on an SM&R business day will be reported to SM&R before SM&R's close of business on that same day.

    CLASS T SHARES (EXISTING SHAREHOLDERS). The offering price of the Class T shares is the net asset value per share plus an initial sales charge of up to 5.75% of the public offering price. For amounts invested over certain levels, or "breakpoints" (beginning at $50,000), you pay reduced sales charges. Certain purchasers of Class T shares may qualify for a reduction or waiver of initial sales charges, as set forth in the chart below and under "Reduction and/or Waiver of Initial Sales Charges" below and "Sales Charge Reductions and Waivers" in the Prospectuses. If you invest $500,000 or more in Class T shares, there is no initial sales charge.

    The offering price of Class T shares is the next determined net asset value plus a sales charge, if applicable (expressed as a percentage of the offering price) shown in the following table:

---------------------------------------------------------------------------------------------------------
                                                                                         DISCOUNT TO
                                            SALES CHARGE AS A   SALES CHARGE AS A   SELECTED DEALERS AS A
                                              PERCENTAGE OF     PERCENTAGE OF NET       PERCENTAGE OF
AMOUNT OF INVESTMENT                         OFFERING PRICE      AMOUNT INVESTED       OFFERING PRICE*
---------------------------------------------------------------------------------------------------------
Less than $50,000                                  5.75%                6.1%                 4.75%
---------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000                      4.5%                4.7%                  4.0%
---------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000                     3.5%                3.6%                  3.0%
---------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000                     2.5%                2.6%                  2.0%
---------------------------------------------------------------------------------------------------------
$500,000 and over                                  None                None                  None
---------------------------------------------------------------------------------------------------------

------------------------

* For Class T shares, SM&R may, in certain circumstances, provide compensation (from its own profits and resources) to broker-dealers in addition to these discounts.

    CLASS A SHARES (FRONT-END LOAD). Class A shares are subject to an initial sales charge of up to 5.00% of the public offering price and an annual 12b-1 fee of 0.25% of the average daily net assets of the Class A shares. For amounts invested over certain levels, or "breakpoints" (beginning at $50,000), you pay reduced sales charges. If you invest $1 million or more in Class A shares, there is no initial sales charge, but such shares will be subject to a contingent deferred sales charge ("CDSC") of 1.00% of the net asset value on redemptions within 13 months of purchase. Certain purchasers of Class A shares may qualify for a reduction or waiver of initial sales charges, as set forth in the chart below and under "Reduction and/or Waiver of Initial Sales Charges" below and "Sales Charge Reductions and Waivers" in the Prospectuses.

    The offering price of Class A shares is the next determined net asset value per share plus a sales charge (expressed as a percentage of the offering price) shown in the following table:

---------------------------------------------------------------------------------------------------------
                                                                                         DISCOUNT TO
                                            SALES CHARGE AS A   SALES CHARGE AS A   SELECTED DEALERS AS A
                                              PERCENTAGE OF     PERCENTAGE OF NET       PERCENTAGE OF
AMOUNT OF INVESTMENT                         OFFERING PRICE      AMOUNT INVESTED       OFFERING PRICE*
---------------------------------------------------------------------------------------------------------
Less than $50,000                                  5.00%                5.3%                 4.50%
---------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000                      4.5%                4.7%                  4.0%
---------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000                     3.5%                3.6%                  3.0%
---------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000                     2.5%                2.6%                  2.0%
---------------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000                   1.5%                1.5%                 1.00%
---------------------------------------------------------------------------------------------------------
$1,000,000 and over                                None*               None                  None
---------------------------------------------------------------------------------------------------------

------------------------

*   Subject to a CDSC of 1.00% on shares redeemed within 13 months of purchase.

    CLASS B SHARES (BACK-END LOAD). An investor pays no initial sales charge upon the purchase of Class B shares, but such shares are subject to a CDSC that declines from 5.00% to zero, calculated as a percentage of the amount invested, imposed on certain redemptions made within six years of purchase. Class B shares are subject to an annual 12b-1 fee of 0.75% of the average daily net asset value of the Class B shares.

    Class B shares are sold at net asset value, but are subject to a contingent deferred sales charge (expressed as a percentage of the offering price) shown in the following table:

----------------------------------------------------------------------------
                                         CONTINGENT DEFERRED SALES CHARGE
        YEARS SINCE PURCHASE            (AS A PERCENTAGE OF OFFERING PRICE)
----------------------------------------------------------------------------
               Year 1                                   5%
----------------------------------------------------------------------------
               Year 2                                   4%
----------------------------------------------------------------------------
               Year 3                                   3%
----------------------------------------------------------------------------
               Year 4                                   2%
----------------------------------------------------------------------------
               Year 5                                   1%
----------------------------------------------------------------------------
               Year 6+                                  0%
----------------------------------------------------------------------------

    If the net asset value of shares being redeemed has increased above the initial purchase price, no CDSC is imposed on amounts attributable to such increase in net asset value. No CDSC is assessed on shares derived from reinvestment of dividends or capital gain distributions. The Company will minimize any applicable CDSC payable by assuming that an investor (i) first redeems Class B shares owned through reinvested dividends and capital gains distributions, and (ii) next redeems Class B shares held the longest.

    Each Class B share converts automatically to Class A shares of equal dollar value after the investor has owned Class B shares for eight (8) years. Dividends and other distributions paid to an investor in the form of additional Class B shares also will convert to Class A shares on a pro-rata basis.

The conversion benefits shareholders because Class A shares are subject to a lower ongoing Distribution Fee. If an investor converts Class B shares for Class B shares of another fund managed by SM&R, the purchase date of the original investment will be used to determine the appropriate conversion date.

    CLASS C SHARES (LEVEL LOAD). The Funds offer Class C shares at their respective net asset value plus an initial sales charge of 1.00% of the offering price. A contingent deferred sales charge of 1.00% is also assessed on redemptions of Class C shares during the first thirteen months after purchase. Class C shares are subject to an annual 12b-1 fee of 1.00% of the average daily net asset value of the Class C shares.

    CLASS Y SHARES. Class Y shares are no-load shares of the Funds offered through certain financial intermediaries (such as broker-dealers and investment advisers) that have distribution agreements with SM&R. Class Y shares are available to institutions and certain other investors, as described in the Prospectus for the Class Y shares. Class Y shares are offered at net asset value without the imposition of any sales charge on purchases or redemptions or any distribution and service ("12b-1") fees. Accordingly, the Offering Price for Class Y shares is that Class' net asset value.

    CLASS J SHARES. Class J shares of the Funds are offered through mutual fund "supermarkets" that have distribution agreements with SM&R. Class J shares are offered at net asset value without the imposition of any sales charge on purchases or redemptions. Accordingly, the Offering Price for Class J shares is that Class' net asset value. Class J shares are subject to an annual 12b-1 fee of 0.75% of the average daily net asset value of the Class J shares.

REDUCTION AND/OR WAIVER OF INITIAL SALES CHARGES (CLASS A AND CLASS T SHARES)

    DISCOUNTS THROUGH CONCURRENT PURCHASES. Investors may qualify for a reduced sales charge on Class T or Class A shares. To qualify, the investor may combine concurrent purchases of Class T and Class A shares of a fund managed by SM&R at the respective sales charges applicable to each.

    Investors that are eligible to combine concurrent purchases to qualify for a reduced sales charge include: (1) Any individual; (2) Any individual, his or her spouse, and trusts or custodial agreements for their minor children; (3) A trustee or fiduciary of a single trust estate or single fiduciary account;
(4) Tax-exempt organizations specified in Sections 501(c)(3) or (13) of the Internal Revenue Code, or employees' trusts, pension, profit-sharing, or other employee benefit plans qualified under Section 401 of the Internal Revenue Code; and (5) Employees (or employers on behalf of employees) under any employee benefit plan not qualified under Section 401 of the Internal Revenue Code.

    Purchases in connection with employee benefit plans not qualified under
Section 401 of the Internal Revenue Code will qualify for the above quantity discounts only if the Funds will realize economies of scale in sales effort and sales related expenses as a result of the employer's or the plan's bearing the expense of any payroll deduction plan, making the Funds' prospectuses available to individual investors or employees, forwarding investments by such employees to the Funds, and the like.

    These discounts through concurrent purchases are applicable both to single, lump sum purchases made under the provisions of the preceding paragraphs and to qualified investments under a "Letter of Intent" or under the "Accumulation Privilege" as described below.

    DISCOUNTS THROUGH A RIGHT OF ACCUMULATION. If you already own Class T or Class A shares of a fund managed by SM&R, on which you paid a front-end sales load, you may be able to receive a discount when you buy additional shares. The current net asset value of the shares you already own may be "accumulated"--I.E., combined together with the dollar amount being invested--to achieve quantities eligible for discount.

    LETTER OF INTENT. You may qualify immediately for a reduced sales charge on purchases of Class T and Class A shares of funds managed by SM&R by completing a Letter of Intent (See "Letter of

Intent" in the Prospectuses). A minimum initial investment equal to 10% of the amount necessary for the applicable reduced sales charge is required when a Letter of Intent is executed. Investments made under a Letter of Intent will purchase shares at the total sales charge rate applicable to the specified total investment. SM&R will hold in escrow from the initial investment shares equal to 5% of the amount of the total intended investment. Such escrow shares may not be exchanged for or reinvested in shares of another fund and, subject to the right of early cancellation described below, will not be released until the amount purchased equals the commitment set forth in the Letter of Intent. If the intended investment is not completed during the 13-month period, the difference between the sales charge actually paid and the sales charge applicable to the total of such purchases made will be deducted from the escrow shares if not paid by the investor within twenty days after the date notice thereof has been mailed to such investor.

    A Letter of Intent agreement can be canceled prior to the end of the 13-month period and escrow shares released to the investor if the investor pays the difference between the sales charge paid and the sales charge applicable to the amount actually invested and agrees that such Letter of Intent agreement is canceled and no longer in effect.

    The offering value of the shares of funds managed by SM&R currently owned, and previously subject to a front-end sales load, may also be included in the aggregate amount of an investment covered by a Letter of Intent.

    For example, if an investor owns Class A shares of one or more of the Funds and/or another fund managed by SM&R currently valued at $80,000 and intends to invest $25,000 over the next thirteen months in Class A shares of the Growth Fund, such investor may execute a Letter of Intent and the entire $25,000 will purchase shares of either or all of such funds at the reduced sales charge rate applicable to an investment of $100,000 or more. A Letter of Intent does not represent a binding obligation on the part of the investor to purchase or the Funds to sell the full amount of shares specified.

    WAIVER OF CLASS A AND CLASS T INITIAL SALES CHARGE FOR SPECIAL PURCHASERS. After receipt of written request by SM&R, Class A and Class T shares of the Funds may be purchased by certain purchasers designated in the Class T and Class A Prospectuses at net asset value per share without the imposition of any sales charge.

REDUCTION AND/OR WAIVER OF CONTINGENT DEFERRED SALES CHARGE (CLASS B SHARES)

    The CDSC will be waived on the following redemptions of Class B shares:

    (1) 12% FREE AMOUNT. We waive the CDSC on redemptions pursuant to a systematic withdrawal plan of up to 12% of account value per year. We apply this 12% waiver on a per fund basis to the account value determined at the time you elect a systematic withdrawal plan (amounts not subject to a CDSC, such as appreciation and reinvested dividends, are withdrawn first).

    (2) DEATH OR DISABILITY. We waive the CDSC on redemptions of Class B shares following the shareholder's death or disability, so long as:

       (a) the disability began after the shares were purchased;

       (b) SM&R is notified of such death or disability at the time of the redemption request and receives satisfactory evidence of such death or disability;

       (c) the redemptions are made within one year following death or initial determination of disability; and

       (d) the shares were held at the time of death or initial determination of disability.

       For purposes of this waiver, the death or disability must meet the definition in Section 72(m)(7) of the Internal Revenue Code (the "Code"). If the shares are held in a joint account, then all registered joint owners must be dead or disabled.

    (3) MINIMUM REQUIRED DISTRIBUTIONS. We waive the CDSC on redemptions of Class B shares in connection with certain distributions from four types of qualified retirement plans: IRAs, custodial accounts maintained pursuant to Code Section 403(b), deferred compensation plans qualified under Code 457 and plans qualified under Code Section 401. To qualify for the waiver, the redemptions must result from one of the following:

       (a) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older to the extent it does not exceed 12% annually of the participant's or beneficiary's account value;

       (b) tax-free rollovers or transfers of assets to another IRA,
           Section 403(b) plan, Section 457 plan or Section 401 plan invested in Class B shares of one or more funds managed by SM&R;

       (c) tax-free returns of excess contributions or returns of excess deferral amounts; and

       (d) distributions upon the death or disability (as defined in the Code) of the participant or beneficiary.

    (4) SMALL ACCOUNTS. We waive the CDSC on redemptions by the funds of small accounts (Accounts with a value less than $500).

    (5) SM&R INVESTMENTS. We waive the CDSC on redemptions of shares owned by SM&R or any of its affiliates.

FUND AND CLASS EXPENSES

    Expenses that are directly attributable to a particular Class of shares ("Class Expenses") will be borne solely by that Class. Class expenses include:
(1) asset-based 12b-1 fees; (2) transfer agency fees attributable to a particular Class; (3) expenses related to preparing, printing, mailing, and distributing materials such as shareholder reports, prospectuses, and proxy statements to current shareholders of a specific Class; (4) state and federal registration fees incurred by a specific Class; (5) litigation and other legal expenses relating to a particular Class; (6) directors' fees and expenses incurred as a result of issues relating solely to a particular Class;
(7) accounting, audit, and tax expenses relating to a specific Class; (8) the expenses of administrative personnel and services required to support the shareholders of a specific Class; and (9) fees and other payments made to entities performing services for a particular Class, including account maintenance, dividend disbursing, or subaccounting services.

    Class Expenses may be waived or reimbursed by SM&R, the Fund's investment adviser and distributor. Investment advisory fees, custodial fees, and other expenses relating to the management of the Funds' assets shall not be allocated on a class-specific basis. Income, realized and unrealized capital gains and losses, and expenses that are not allocated to a specific Class shall be allocated to each Class on the basis of the proportionate net assets of that Class in relation to the net assets of the Fund.

                  SHAREHOLDER SERVICING AND DISTRIBUTION PLAN

    Each Fund adopted a Distribution and Shareholder Servicing Plan (the "12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act for the Class A, Class B, Class C, and Class J shares. The 12b-1 Plan provides that SM&R will provide distribution and/or shareholder services to the Class A, Class B, Class C, and Class J shares of the Funds (the "12b-1 Classes").

    For each 12b-1 Class, SM&R is entitled to receive a Distribution Fee and/or Service Fee, as applicable, computed as an annual percentage of the value of the average daily net assets of the Fund attributable to that Class, as follows:

-------------------------------------------------------------------------------------------
                                              DISTRIBUTION       SERVICE       TOTAL 12-1
                   CLASS                           FEE             FEE            FEE
-------------------------------------------------------------------------------------------
Class T Shares: Existing Shareholders               -0-             -0-             -0-
-------------------------------------------------------------------------------------------
Class A Shares: Front-End Load                    0.25%             -0-           0.25%
-------------------------------------------------------------------------------------------
Class B Shares: Back-End Load (CDSC)              0.50%           0.25%           0.75%
-------------------------------------------------------------------------------------------
Class C Shares: Level Load                        0.75%           0.25%           1.00%
-------------------------------------------------------------------------------------------
Class J Shares: Network                           0.75%             -0-           0.75%
-------------------------------------------------------------------------------------------
Class Y Shares: Institutional                       -0-             -0-             -0-
-------------------------------------------------------------------------------------------

------------------------

(1) The Distribution Fee and/or Service Fee, as applicable, to be paid under the 12b-1 Plan will be calculated daily (as a percentage of average daily net assets) and paid periodically.

    The purpose of the Distribution Fee is to compensate SM&R, or enable SM&R to compensate other persons, including any distributor of shares of the 12b-1 Classes, for services that are primarily intended to result in or primarily attributable to the sale of the 12b-1 Classes ("Selling Services"). The purpose of the Service Fee is to compensate SM&R, or enable SM&R to compensate other persons, for providing ongoing servicing to shareholders of the Funds ("Shareholder Services").

    "Selling Services" include the training and supervision of sales personnel; advertising, marketing, and other promotional expenses, including the costs of preparing and printing sales literature; printing prospectuses and statements of additional information and distributing them to prospective investors in 12b-1 Classes; and distributing shares of the 12b-1 Classes. Payments for Selling Services may include payment for overhead and other office expenses that are related to the distribution of the 12b-1 Classes. SM&R also may reimburse the expenses of persons who provide support services in connection with the distribution of the 12b-1 Classes, and may make payments to financial intermediaries that sell shares of the 12b-1 Classes. "Shareholder Services" include all forms of shareholder liaison services that SM&R deems appropriate, including maintaining shareholder accounts, providing shareholder liaison services, responding to customer inquiries, and providing shareholders with information on their investments and about the 12b-1 Classes.

    The 12b-1 Plan, and any related agreement, continues in effect with respect to a 12b-1 Class only if such continuance is specifically approved at least annually by either the Board or the shareholders of that 12b-1 Class and, in either case, by a majority vote of those directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in such agreement (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on this Plan and/or the related agreement. The 12b-1 Plan may be terminated with respect to any 12b-1 Class at any time, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant Class.

    Any distribution and shareholder services agreement related to the 12b-1 Plan terminates automatically upon its assignment. Moreover, with respect to each 12b-1 Class, any distribution and shareholder services agreement related to that 12b-1 Class may be terminated at any time, without the payment of any penalty, (1) by the Board or by a vote of the 12b-1 Class' outstanding shareholders, on 60 days written notice to SM&R, or (2) by SM&R, on 60 days written notice to the Fund.

    The 12b-1 Plan provides that it may not be amended with respect to any 12b-1 Class to increase materially the amount of the fees described in such Plan without approval of the shareholders of the relevant Class. All material amendments to the Plan also must be approved by the Board in the manner described above and in the 12b-1 Plan.

    In each year during which this Plan remains in effect with respect to a 12b-1 Class, SM&R (and any other person authorized to direct the disposition of monies paid or payable by the relevant Fund pursuant to the Plan or any related agreement) will prepare and furnish to the Board, and the Board will review, at least quarterly, written reports complying with the requirements of Rule 12b-1, which set out the amounts expended under this Plan and the purposes for which those expenditures were made. The obligations of each Fund under the 12b-1 Plan will not be binding upon any of the directors, shareholders, nominees, officers, employees or agents, whether past, present or future, of the Fund, individually, but are binding only upon the assets and property of the relevant Fund or Funds, as provided in the Funds' Articles of Incorporation.

                             SPECIAL PURCHASE PLANS

AUTOMATIC INVESTMENT PLAN AND ELECTRONIC TRANSFERS

    Classes A, B and C provide a convenient, voluntary method of purchasing their shares through the "Automatic Investment Plan." Classes A, B, C, T and Y allow for the use of the "Electronic Transfers." These plans are referred to as a "Plan" or "Plans." The principal purposes of such Plans are to encourage thrift by enabling investors to make regular purchases in amounts less than normally required, and, in the case of the Funds, to employ the principle of dollar cost averaging described below. INVESTORS SHOULD BE AWARE THAT ANY APPLICABLE SALES CHARGE WILL APPLY TO PURCHASES MADE THROUGH A PLAN.

    By acquiring shares of the Funds on a regular basis pursuant to a Plan, or investing regularly on any other systematic plan, the investor takes advantage of the principle of Dollar Cost Averaging. Under Dollar Cost Averaging, if a constant amount is invested at regular intervals at varying price levels, the average cost of all the shares will be lower than the average of the price levels. This is because the same fixed number of dollars buys more shares when price levels are low and fewer shares when price levels are high. It is essential that the investor consider his or her financial ability to continue this investment program during times of market decline as well as market rise. The principle of Dollar Cost Averaging will not protect against loss in a declining market, as a loss will result if the Plan is discontinued when the market value is less than cost.

    After the initial minimum investment of $100 has been met, a Plan may be opened by indicating an intention to invest $20 or more (per individual) in the Funds monthly for at least one year. The investor will receive a confirmation showing the number of shares purchased, purchase price, and subsequent new balance of shares accumulated.

    An investor has no obligation to invest regularly or to continue participating in a Plan, which may be terminated by the investor at any time without penalty. Under a Plan, any distributions of income and realized capital gains will be reinvested in additional shares at net asset value unless a shareholder instructs SM&R in writing to pay them in cash. SM&R reserves the right to increase or decrease the amount required to open and continue the Plan, and to terminate any shareholder's right to participate in the Plan if after one year the value of the amount invested is less than $100.

GROUP SYSTEMATIC INVESTMENT PLAN

    A Group Systematic Investment Plan is available for purchases of Class A, Class B, or Class C shares. This Plan provides employers and employees with a convenient means for purchasing shares of the Funds under various types of employee benefit and thrift plans, including payroll deduction and bonus incentive plans. The Plan may be started with an initial cash investment of $100 ($20 per individual) for a group consisting of five or more participants. The shares purchased by each participant under the Plan will be credited to a separate account in the name of each investor in which all dividends and capital gains will be reinvested in additional shares of the applicable Fund at net asset value (plus a sales charge, if applicable). Such reinvestments will be made at the start of business on the day following the record date for such dividends and capital gains distributions. To keep his or her account open, subsequent payments in the amount of $20 or more must be made into each participant's account monthly. If the group is reduced to less than five participants, the minimums set forth under "Systematic Investment Plan and Electronic Transfer Service" shall apply. The plan may be terminated by SM&R or the shareholder at any time upon sixty (60) days prior written notice.

EXCHANGE PRIVILEGE

    You may make exchanges without charge, between the corresponding Class of funds managed by SM&R on terms described in the Prospectuses.

    You may exchange shares you own in the SM&R Investments, Inc. Primary Fund for shares of the SM&R Investment, Inc. Money Market Fund and vice versa.

    You also may exchange your Class A, B, T, Y, and J shares for shares of the Primary Fund and Money Market Fund, subject to two conditions:

    - any applicable CDSC period has expired on the shares you wish to exchange (I.E., 13 months in the case of Class A shares and 5 years in the case of Class B shares), and

    - you meet any minimum investment requirement for the shares you wish to acquire.

    You CANNOT exchange Class C shares for shares of the Money Market Fund or Primary Fund.

    You may exchange shares you own in the Primary Fund or Money Market Fund for Class A, T, Y, and J shares of another fund managed by SM&R, provided you meet any eligibility requirements and pay any sales charge applicable to the acquired shares. You cannot exchange shares of the Money Market Fund or Primary Fund for Class B or C shares of another fund.

    We waive any sales charges on Class A and Class T shares acquired through an exchange if you previously paid a sales charge on amounts invested in those shares. In other words, we will never impose a front-end sales charge on the same investments twice. If the exchanged shares were acquired through reinvestment of dividends or capital gains distributions while in a Class that imposes a front-end sales charge, we deem those amounts invested in shares to have previously paid a sales charge for purposes of the exchange privilege.

    For example, you purchase Class T shares of the Growth Fund. You then exchange all your Class T shares (including shares acquired through reinvestment of dividends and capital gains distributions) for shares of the Money Market Fund. Later, you re-exchange those shares of the Money Market Fund for Class T shares of the Equity Income Fund. We would not impose any sales charge upon re-exchange into Class T shares because you previously paid a sales charge on those amounts invested in shares.

    Shares of any fund held in escrow under a Letter of Intent are not eligible for the exchange privilege. Such shares will not be released from escrow until the balance invested during the period specified in the Letter of Intent equals or exceeds the amount required to be invested under the Letter of Intent or the shareholder requests, in writing, that the Letter of Intent be canceled and pays any adjustments in sales charge. After release from escrow, shares may be exchanged, provided all other applicable conditions are met.

    The exchange privilege does not give an investor the option or right to purchase securities, but is a revocable privilege permitted under the present policies of each of the Funds. SM&R reserves the right to restrict the frequency of or otherwise modify, condition, terminate or impose additional charges upon the exchange privilege. ANY GAIN OR LOSS REALIZED ON AN EXCHANGE OR RE-EXCHANGE MAY BE RECOGNIZED FOR FEDERAL AND STATE INCOME TAX PURPOSES. YOU SHOULD CONSULT YOUR TAX ADVISOR FOR THE TAX TREATMENT AND EFFECT OF EXCHANGES.

    The minimum number of shares of a Fund that may be exchanged is the number of shares of the Fund that have a net asset value on the date of such exchange that is equal to the minimum initial or subsequent investment, as the case may be, of the fund into which the exchange is being made.

                                   REDEMPTION

    Any shareholder may redeem all or any part of his shares by submitting a written request to SM&R as the Funds' agent for such purpose. Such requests must be duly executed by each registered owner, must be accompanied by certificates endorsed for transfer (if certificates have been issued), and must contain a signature guarantee. The signature guarantee carries with it certain statutory warranties relied upon by the transfer agent. This guarantee is designed to protect the investor, the funds, SM&R, and its representatives through the signature verification of each investor wishing to redeem or exchange shares.

    Signatures may be guaranteed by an "eligible guarantor institution" as defined in rules adopted by the Securities and Exchange Commission. Eligible guarantor institutions generally include banks, brokers, dealers, municipal securities dealers or brokers, government securities dealers or brokers, credit unions, national securities exchanges, registered securities associations and institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program or an SM&R representative who has executed an agreement and received authorization from SM&R. WITNESSING OR NOTARIZATION IS NOT SUFFICIENT.

    No signature guarantees are required on the written request for redemption by a shareholder of record when payment is to be made to such shareholder of record at such shareholder's address of record and the value of the shares redeemed is $50,000 or less. In all other cases the signatures on the request for redemption, as well as on certificates being tendered, must be guaranteed. On all redemption requests for joint accounts, the signatures of all joint owners are required. Redemptions may also be requested by telephone, see "How to Redeem" in the Shareholder's Guide in the prospectus. Corporations, executors, divorced persons, administrators, trustees or guardians will be required to submit further documentation. Any applicable CDSC will be deducted upon redemption.

    Shares are redeemed at the net asset value per share next computed after the request and certificates issued prior to January 1, 1999, if any, are received in "Good Order." (See "Important Facts About Redeeming" in the Shareholder's Guide in the prospectus). A shareholder may receive more or less than he paid for his shares, depending on the prevailing market value of the Fund's portfolio securities and the applicable CDSC, if any. Redemption checks are delivered as soon as practicable and normally will be sent to the investor within seven days following the date on which redemption is made.

    At various times a Fund may be requested to redeem shares for which it has not yet received good payment for prior purchases of Fund shares. Accordingly, proceeds of a Fund will not be paid until good payment has been received which could be as much as ten (10) business days after the purchase, or until SM&R can verify that good payment (for example, cash or certified check on a United States bank) has been, or will be, collected for the purchase of such shares.

    The right of redemption is subject to suspension and payment postponed during any period when the New York Stock Exchange is closed other than customary weekend or holiday closings, or during which trading on such Exchange is restricted; for any period during which an emergency exists, as a result of which disposal by a Fund of its securities is not reasonably practicable or it is not reasonably practicable for a Fund to fairly determine the value of its net assets; or for such other periods as the SEC has by order permitted such suspension for the protection of a Fund's security holders.

    The Funds have made an election under the 1940 Act to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. The Funds may pay the redemption price, if any, in excess of the amounts described above in whole or in part in portfolio securities, at the market value thereof determined as of the close of business next following receipt of the request in proper form, if deemed advisable by the Board of Directors. In such case a shareholder would incur brokerage costs if he sold the securities received.

                           SYSTEMATIC WITHDRAWAL PLAN

    As described in the Prospectus under "Systematic Withdrawal Plan," each Fund has a Systematic Withdrawal Plan which allows shareholders having an account value of $5,000 or more ($50,000 or more for Class Y) to automatically withdraw a minimum of $50 monthly or quarterly. It may not be advisable for shareholders to maintain a Withdrawal Account while concurrently purchasing shares of the Funds because of the sales charge or CDSC (as applicable) involved in additional purchases and withdrawals. A shareholder should carefully consider such purchases and contact his or her financial adviser regarding their advisability.

    A Systematic Withdrawal Plan provides for regular monthly or quarterly payments to the account investor or his designee through redemption of a portion of the shares held in the account. Some portion of each withdrawal may be taxable gain or loss to the account investor at the time of the withdrawal, the amount of the gain or loss being determined by the investment in the Funds' shares. The minimum, though not necessarily recommended, withdrawal amount is $50. Shares sufficient to provide the designated withdrawal payment are redeemed each month or quarterly on the 20th, or the next succeeding business day, and checks are mailed to reach the investor on or about the lst of the following month. All income dividends and capital gains distributions are automatically reinvested at net asset value, without sales charge. Since each withdrawal check represents proceeds from the sale of sufficient shares equal to the withdrawal, there can be a reduction of invested capital, particularly in a declining market. If redemptions are consistently in excess of shares added through reinvestment of distributions, the withdrawals will ultimately exhaust the capital.

    The shareholder may designate withdrawal payments for a fixed dollar amount, as stated in the preceding paragraph, or a variable dollar amount based on (1) redemption of a fixed number of shares at monthly or quarterly intervals, or
(2) redemption of a specified and increasing fraction of shares held at monthly or quarterly intervals. To illustrate the latter option, if an investor wanted quarterly payments for a ten-year period, the first withdrawal payment would be the proceeds from redemption of 1/40th of the shares held in the account. The second payment would be 1/39th of the remaining shares; the third payment would be 1/38th of the remaining shares, etc. Under this option, all shares would be redeemed over the ten-year period, and the payment amount would vary each quarter, depending upon the number of shares redeemed and the redemption price.

    No charge is made for a non-qualified Systematic Withdrawal Plan, and the account investor may change the option or payment amount at any time upon written request received by SM&R no later than the month prior to the month of a scheduled redemption for a withdrawal payment. A Systematic Withdrawal Plan may also be terminated at any time by the account investor or the Fund without penalty.

    Occasionally certain limited types of qualified retirement plans are involved in making investments and withdrawals during the same year. Under such an arrangement, it is possible for the plan to be, in effect, charged duplicate sales charges. In order to eliminate this possibility, each Fund will permit additional investments, without sales charge, equal to all sums withdrawn, providing the additional investments are made during the next twelve months following the withdrawal or redemption, and providing that all funds withdrawn were for the specific purpose of satisfying plan benefits of participants who have retired, become disabled or left the plan. Furthermore, for a qualified plan to qualify under this provision, the plan must include at least one participant who is a non-owner employee. The Funds and SM&R discourage shareholders from maintaining a withdrawal account while concurrently and regularly purchasing shares of the Funds, although such practice is not prohibited.

                                     TAXES

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

    Each Fund is a separate entity for federal income tax purposes and each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. Each Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in a timely manner. Therefore, it is not expected that any Fund will be required to pay federal income taxes.

    In order to qualify as a regulated investment company, each Fund must meet several requirements. These requirements include the following: (1) at least 90% of the Fund's gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies or other income derived in connection with the Fund's investment business and (2) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of the Fund's assets must consist of cash, United States Government securities, securities of other regulated investment companies and other securities (limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets may be invested in the securities of any issuer (other than United States Government Securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are determined to be engaged in similar or related trades or businesses. In addition, each Fund must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its taxable years. If a Fund fails to qualify as a regulated investment company, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to its shareholders will be taxed as ordinary dividend income to the extent of such Fund's available earnings and profits.

EXCISE TAX

    In order to avoid federal excise taxes, each Fund is required to distribute to its shareholders at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending on October 31 (in addition to undistributed amounts from the prior year). The Funds intend to declare and pay sufficient dividends in a manner that will comply with such distribution requirements but can give no assurances that their distributions will be sufficient to eliminate all such excise taxes.

DISTRIBUTIONS OF INVESTMENT INCOME AND CAPITAL GAINS

    For federal income tax purposes, any income dividends derived from taxable investments which the shareholder receives from any Fund, as well as any distributions derived from net short-term capital gains, are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares. Distributions derived from net long-term capital gains will be taxable as long-term capital gains regardless of the length of time the shareholder has owned the Fund's shares and regardless of whether such distributions are received in cash or in additional shares. In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous years. Distributions which are declared in October, November or December and paid to shareholders in January of the following year will be treated for tax purposes as if they had been received by the shareholders on December 31 of the year in which they were declared.

    A percentage of the dividends paid by each Fund to corporate shareholders may in certain circumstances qualify for the dividends received deduction available to corporations. The dividends received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. Dividends so designated must be attributable to dividends earned by the Fund from U.S. corporations and must not have been earned from investments that were debt-financed or held by the Fund for less than the requisite period. Similarly, the deduction may be reduced or eliminated if the investment in the Fund by the corporate shareholder was debt-financed or held less than the requisite period. All dividends from the Funds, including dividends eligible for the dividends-received deduction, are included in a corporation's alternative minimum taxable income calculation.

    At the end of each calendar year, the Funds will advise shareholders about the tax status of all distributions made during each taxable year, including the portion of the dividends which comprise taxable income, exempt income and interest income that is a tax preference item under the alternative minimum tax. Shareholders should consult a tax advisor about the application of state and local (as well as federal) tax laws to these distributions and redemption proceeds received from the Fund.

    Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met within each Fund. Because the rules on exclusion of this income are different for corporations, corporate shareholders should consult with their corporate tax advisors about whether any of the distributions may be exempt from corporate income or franchise taxes.

    Shareholders who are not U.S. persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of U.S. withholding taxes to distributions received by them from any Fund.

    Shareholders are reminded that dividends are taxable whether received in cash or reinvested and received in the form of additional shares. Furthermore, any distribution received shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the amount of the distributions. Such distributions, although in effect a return of capital, are subject to taxes. Furthermore, if the net asset value of each share is reduced below the shareholder's cost as a result of a distribution, such distribution would be a return of capital although taxed at applicable rates.

REDEMPTION OF FUND SHARES

    Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. The tax law generally requires that shareholders recognize a gain or loss in an amount equal to the difference between the amount received by the shareholder and the shareholder's tax basis. If the Fund shares are held as a capital asset, the shareholder will realize capital gain or loss and if the shares have been held for more than one year at the time of the redemption or exchange, the shareholder will realize long term gain or loss for federal income tax purposes. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long term capital loss to the extent of any long-term capital gains distributed to the shareholder on those shares. In addition, all or a portion of any loss realized upon the redemption of Fund shares will be disallowed to the extent the shareholder buys other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after the share redemption. (Any loss disallowed under this rule will be added to the shareholder's tax basis in the new Fund shares acquired during such period.) Shareholders should consult with their tax advisor concerning the tax reporting requirements in effect on the redemption or exchange of such shares.

    Each Fund or the securities dealer effecting a redemption transaction is required to file an information return (1099-B) with the IRS with respect to each sale of Fund shares by a shareholder. The year-end statement provided to each shareholder will serve as a substitute 1099-B for purposes of reporting any gain or loss on the tax return filed by the shareholder. In addition, each Fund is required by law and IRS regulations to withhold 31% of the dividends, redemptions and other payments made to non-exempt accounts unless shareholders have provided a corrected taxpayer identification number and made the certifications required by the IRS as indicated in the shareholder application when opening an account.

BACKUP WITHHOLDING

    Each Fund may be required to report to the Internal Revenue Service ("IRS") any taxable dividends or other reportable payment (including share redemption proceeds) and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number and made certain required certifications that appear in the Application. A shareholder may also be subject to backup withholding if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding for previous under-reporting of interest or dividend income.

NON-U.S. INVESTORS

    Ordinary dividends generally will be subject to U.S. income tax withholding. The non-U.S. investor's home country may also tax ordinary dividends, capital gain distributions and gains arising from redemptions and exchanges of fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. Non-U.S. investors may wish to contact their tax advisors to determine the U.S. and non-U.S. tax consequences of an investment in the Funds.

    IMPORTANT: The Funds reserve the right to (1) refuse to open an account for any person failing to provide a taxpayer identification number, certified as correct and (2) close an account by redeeming its shares in full, at the then current net asset value, upon receipt of notice from the IRS that the taxpayer identification number certified as correct by the shareholder is in fact incorrect.

                                THE UNDERWRITER

    SM&R serves as principal underwriter of the shares of the Funds pursuant to an agreement dated May 1, 1993, as amended on November 19, 1998 (the "Underwriting Agreement"). Such Underwriting Agreement provides that it shall continue in effect only so long as such continuance is specifically approved at least annually by the Board of Directors of each Fund or by vote of a majority of the outstanding voting securities of a Fund and, in either case, by the specific approval of a majority of directors who are not parties to such agreement or not "interested" persons (as defined in the 1940 Act) of any such parties, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement was approved by the Board of Directors of each Fund in accordance with such procedures at a meeting held on November 19, 1998. The Underwriting Agreement may be terminated without penalty by vote of the Board of Directors or by vote of the holders of a majority of the outstanding voting securities of a Fund, or by SM&R, upon sixty (60) days written notice and will automatically terminate if assigned (as provided in the 1940 Act).

    As principal underwriter, SM&R continuously offers and sells shares of each Fund through its own sales representatives and broker-dealers. As compensation for such services, SM&R receives the sales charge, which is the difference between the offering price at which shares are issued and the net asset value thereof.

    Broker-dealers or other securities dealers that have entered into selling agreements with SM&R may receive compensation from SM&R or an affiliated company in connection with selling shares of funds managed by SM&R. Compensation may include financial assistance for conferences, shareholder services, automation, sales and training programs, or promotional activities. Registered representatives and their families may be paid for travel expenses, including lodging, in connection with business meetings or seminars. In some cases, this compensation may only be available to securities dealers whose representatives have sold or are expected to sell significant amounts of shares. Securities dealers may not use certain sales to qualify for this compensation if prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc.

    The sales charge allowance to broker-dealers ranges from a maximum of 6.1% to a minimum of 2.6% of the net amount invested and from a maximum of 4.75% to a minimum of 2.0% of the public offering price. In connection with certain purchases of Class T shares of $500,000 or more, SM&R may pay broker-dealers from its own profits and resources, a per annum percent of the amount invested as follows: Year 1--0.35%, Year 2--0.25%, and, in the third and subsequent years, 0.075% per annum, in quarterly installments, to those broker-dealers with accounts in the aggregate totaling $1 million or more. Such allowances are the same for all broker-dealers.

    The aggregate amount of sales charge received by SM&R from the sale of Fund shares for the past three fiscal years is as follows:

---------------------------------------------------------------------------------------------------------------------
                                     SALES CHARGES RECEIVED      SALES CHARGES RECEIVED      SALES CHARGES RECEIVED
                                      BY SM&R FOR THE YEAR        BY SM&R FOR THE YEAR        BY SM&R FOR THE YEAR
                                     ENDED DECEMBER 31, 1997     ENDED DECEMBER 31, 1998     ENDED DECEMBER 31, 1999
---------------------------------------------------------------------------------------------------------------------
Growth Fund                                 $405,080                    $441,976                    $287,994
---------------------------------------------------------------------------------------------------------------------
Equity Income Fund                          $697,920                    $830,130                    $451,011
---------------------------------------------------------------------------------------------------------------------
Balanced Fund                               $ 54,962                    $ 76,199                    $ 72,599
---------------------------------------------------------------------------------------------------------------------

    Of such amounts received from the Funds during such periods, SM&R retained approximately:

----------------------------------------------------------------------------------------------------------------------
                                           YEAR ENDED                   YEAR ENDED                   YEAR ENDED
                                        DECEMBER 31, 1997            DECEMBER 31, 1998            DECEMBER 31, 1999
----------------------------------------------------------------------------------------------------------------------
                                      AMOUNT        AMOUNT         AMOUNT        AMOUNT         AMOUNT        AMOUNT
                                     RETAINED      REALLOWED      RETAINED      REALLOWED      RETAINED      REALLOWED
                                        BY            TO             BY            TO             BY            TO
                                       SM&R         DEALERS         SM&R         DEALERS         SM&R         DEALERS
----------------------------------------------------------------------------------------------------------------------
Growth Fund                          $54,000        $5,433        $39,904        $ 5,175       $73,142        $5,106
----------------------------------------------------------------------------------------------------------------------
Equity Income Fund                   $48,000        $9,704        $(1,159)       $10,123       $77,587        $6,203
----------------------------------------------------------------------------------------------------------------------
Balanced Fund                        $ 2,000        $  353        $   732        $   346       $11,528        $  382
----------------------------------------------------------------------------------------------------------------------

AUDITORS AND FINANCIAL STATEMENTS

    Tait, Weller & Baker, 8 Penn Center, Philadelphia, PA 19103, serves as the Fund's independent auditors and perform annual audits of the Fund's financial statements.

    The Board appointed Tait, Weller & Baker to serve as the independent auditors to the Funds for the years ended December 31, 1997, 1998 and 1999. Shareholders of the Funds ratified the selection of Tait, Weller & Baker for the year ended December 31, 1997 at a meeting of the Shareholders held on May 28, 1998. Due to a concern over a potential conflict of interest, KPMG resigned as auditors to the Funds on December 15, 1997. For the year ended December 31, 1996, and up to the date of resignation of KPMG, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreement in connection with its report. The independent auditors' report on the 1996 financial statements did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. Each of Tait, Weller & Baker and KPMG has advised the Funds that neither it nor any present member or associate of the relevant firm has any financial interest, direct or indirect, in the Funds.

    Each Fund's audited financial statements for the year ended December 31, 1999 are incorporated herein by reference from each Fund's Annual Report dated December 31, 1999, filed with the SEC on March 6, 2000.

CUSTODIAN

    The cash and securities of the Funds are held by SM&R, 2450 South Shore Boulevard, Suite 400, League City, Texas 77573, pursuant to a Custodian Agreement dated September 12, 1991. As custodian, SM&R will hold and administer the Funds' cash and securities and maintain certain financial and accounting books and records as provided for in such Custodian Agreement. The compensation paid to the Custodian is paid by the Funds and is based upon and varies with the number, type and amount of transactions conducted by the Custodian.

    SM&R, as custodian, will hold and administer the Funds' cash and securities and maintain certain financial and accounting books and records as provided for in such Custodian Agreement.

COUNSEL

    The Fund's General Counsel is Greer, Herz & Adams, L.L.P., 18th Floor, One Moody Plaza, Galveston, Texas 77550.

                    TRANSFER AGENT AND DIVIDEND PAYING AGENT

    SM&R is the transfer agent and dividend paying agent for the Funds, the American National Investments Accounts, Inc., and SM&R Investments, Inc. (See "Administrative Service Agreement" herein.) A discussion of SM&R's duties as transfer agent is set forth above under "Administrative Service Agreement."

                        PERFORMANCE AND ADVERTISING DATA

    Quotations of performance may from time to time be used in advertisements, sales literature, shareholder reports or other communications to shareholders or prospective investors. Each Fund's total return fluctuates in response to market conditions and other factors. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

    Each Fund's performance may be quoted in advertising in terms of total return. All advertisements will disclose the maximum sales charge to which investments in shares of that Fund may be subject. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. An investor should keep in mind when reviewing performance that past performance of a fund is not indicative of future results, but is an indication of the return to the investor only for the limited historical period.

    With respect to those categories of investors who are permitted to purchase shares of a Fund at net asset value, sales literature pertaining to the Fund may quote a current distribution rate, total return, average annual total return and other measures of performance as described elsewhere in this Statement of Additional Information with the substitution of net asset value for the public offering price.

    Sales literature referring to the use of the Funds as a potential investment for Individual Retirement Accounts ("IRAs"), and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

    The Funds, annual reports contain additional performance information and will be made available to you upon request and without charge.

TOTAL RETURN

    Standardized total returns quoted in advertising and sales literature reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, any change in the Fund's net asset value per share over the period and maximum sales charge, if any, applicable to purchases of the Fund's shares. A cumulative total return reflects a Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to even out variations in a Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gain or loss.

    The average annual total returns for each Fund for the following periods ended December 31, 1999 are:

--------------------------------------------------------------------------------------------------
       AVERAGE ANNUAL TOTAL RETURNS
         (FOR THE PERIODS ENDING
            DECEMBER 31, 1999)               PAST ONE YEAR       PAST 5 YEARS      PAST 10 YEARS
--------------------------------------------------------------------------------------------------
SM&R Growth Fund Class T                          17.28%            20.14%             13.91%
--------------------------------------------------------------------------------------------------
SM&R Equity Income Fund Class T                   (7.06)%           13.97%             11.00%
--------------------------------------------------------------------------------------------------
SM&R Balanced Fund Class T                         5.43%            14.04%             10.47%
--------------------------------------------------------------------------------------------------

    The average annual total return figures for the Funds are computed for a Class according to a formula prescribed by the SEC. The formula can be expressed as follows:

                        P(1 + T)to the power of n = ERV

Where  P     = a hypothetical initial payment of $1,000;

       T    =  average annual total return;

       n     = number of years; and

       ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year periods at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

    The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. The ERV assumes the deduction of all nonrecurring charges deducted at the end of each period.

    TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCES.

    A Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. A shareholder's investment in a Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making any investment in any Fund.

CUMULATIVE TOTAL RETURN

    The cumulative return reflects each year's hypothetical annually compounded return that would equate a ten thousand dollar investment on January 1, 1988 to the redeemable value on December 31 of each of the next ten years by adding one to the computed average annual total return multiplied by:

    1.  the $10,000 hypothetical investment for the first year, or

    2. the redeemable value of the $10,000 investment as of December 31 of the preceding year for years two through ten.

    The total return percentage calculations assume the maximum sales charge was deducted from the initial amount invested and that all income dividends and capital gain distributions are reinvested on the reinvestment dates at the net asset value.

    The income return percentage reflects the income dividends paid during the year divided by:

    1.  the $10,000 hypothetical investment for the first year, or

    2. the redeemable value of the $10,000 investment as of December 31 of the preceding year for years two through ten.

    The appreciation percentage represents the change in the net asset value during the year less the income dividends paid during the year divided by:

    1.  the $10,000 hypothetical investment for the first year, or

    2. the redeemable value of the $10,000 investment as of December 31 of the preceding year for years two through ten.

    The total return on the net amount invested reflects the hypothetical return that would equate a January 1, 1989 initial ten thousand dollar investment less the maximum $575 sales load to the redeemable value on December 31, 1989 by adding one to the computed total return and multiplying the result by $9,425 (the initial ten thousand dollar investment less the maximum sales load).

MULTI-CLASS PERFORMANCE

    The Funds converted from a single-class to a multi-class structure. That single class of outstanding shares was converted to Class T Shares, effective December 31, 1998. Existing shareholders of a Fund as of December 31, 1998 became shareholders in Class T.

    The performance calculations for the Classes of the Funds, other than the Class T shares, and any Classes that might later be created, may be stated so as to include the performance of the Fund's Class T shares. For these purposes, the inception of the Class T shares is the inception of the Funds. For standardized total return calculations, the current maximum initial sales load for Class A shares would be used in determining the total return of Class A shares as if assessed at the inception of Class T shares.

                              PERFORMANCE MEASURES

    To help investors better evaluate how an investment in the Funds might satisfy their investment objective, advertisements and other materials regarding the Funds may discuss various measures of the performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

    DOW JONES COMPOSITE AVERAGE OR ITS COMPONENT AVERAGES--an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

    STANDARD & POOR'S 500 STOCK INDEX OR ITS COMPONENT INDICES--an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

    THE NEW YORK STOCK EXCHANGE COMPOSITE OR COMPONENT INDICES--unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

    WILSHIRE 5000 EQUITY INDEX--represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

    LIPPER--MUTUAL FUND PERFORMANCE ANALYSIS AND LIPPER--FIXED INCOME FUND PERFORMANCE ANALYSIS--measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

    CDA MUTUAL FUND REPORT, PUBLISHED BY CDA INVESTMENT TECHNOLOGIES, INC. analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

    MUTUAL FUND SOURCE BOOK, PUBLISHED BY MORNINGSTAR, INC.--analyzes price, yield, risk and total return for equity funds.

    FINANCIAL PUBLICATIONS: THE WALL STREET JOURNAL AND BUSINESS WEEK, CHANGING TIMES, FINANCIAL WORLD, FORBES, FORTUNE, AND MONEY MAGAZINES provide performance statistics over specified time periods.

    CONSUMER PRICE INDEX (OR COST OF LIVING INDEX), PUBLISHED BY THE U.S. BUREAU OF LABOR STATISTICS--a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

    SALOMON BROTHERS BROAD BOND INDEX OR ITS COMPONENT INDICES--The Aggregate Bond Index measures yield, price and total return for Treasury, Agency, Corporate, Mortgage, and Yankee bonds.

    STANDARD & POOR'S BOND INDICES--measures yield and price of Corporate, Municipal, and Government bonds.

    In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the portfolio of the Funds, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Funds to calculate its figures. In addition there can be no assurance that the Funds will continue this performance as compared to such other averages.

SCHEDULE OF INVESTMENTS  December 31, 1999
--------------------------------------------------------------------------------
SM&R GROWTH FUND

COMMON STOCK                   SHARES        VALUE
AEROSPACE/DEFENSE--0.49%
Boeing Company                   28,000   $  1,163,750
AUTO & TRUCK MANUFACTURERS--1.30%
DaimlerChrysler AG                8,541        668,333
Ford Motor Company               24,800      1,325,250
General Motors Corporation       14,700      1,068,506
                                          ------------
                                             3,062,089
AUTO PARTS MANUFACTURERS--0.30%
Dana Corporation                 23,300        697,544
BANKS--4.32%
Bank of America
 Corporation                     40,000      2,007,500
Comerica, Incorporated           40,000      1,867,500
Morgan (J.P.) & Company          15,000      1,899,375
PNC Bank Corporation             30,000      1,335,000
U.S. Bancorp                     60,700      1,445,419
Wells Fargo Company              40,000      1,617,500
                                          ------------
                                            10,172,294
BEVERAGES--1.85%
Anheuser-Busch Companies,
 Incorporated                    37,000      2,622,375
Coca-Cola Company                30,000      1,747,500
                                          ------------
                                             4,369,875
CHEMICALS--1.48%
B.F.Goodrich Company             22,400        616,000
Hercules, Incorporated           30,600        852,975
Praxair, Incorporated            40,000      2,012,500
                                          ------------
                                             3,481,475
COMMUNICATIONS EQUIPMENT--5.87%
Lucent Technologies,
 Incorporated                    92,962      6,954,720
Nortel Networks
 Corporation                     68,000      6,868,000
                                          ------------
                                            13,822,720
COMPUTER RELATED--11.09%
Apple Computer,
 Incorporated*                   24,200      2,488,063
Cisco Systems,
 Incorporated*                   75,000      8,034,375
EMC Corporation*                 45,000      4,916,250
Sun Microsystems,
 Incorporated*                  138,200     10,701,862
                                          ------------
                                            26,140,550
COMPUTER SOFTWARE--16.10%
BMC Software,
 Incorporated*                   80,000      6,395,000
Microsoft Corporation*           98,000     11,441,500
Novell, Incorporated*           166,000      6,629,625
VERITAS Software
 Corporation*                    92,400     13,224,750
ZipLink, Incorporated*           20,000        250,000
                                          ------------
                                            37,940,875
COSMETICS & TOILETRIES--2.05%
Procter & Gamble Company         44,200      4,842,663

DIVERSIFIED--0.49%
COMMON STOCK                   SHARES        VALUE
Minnesota Mining and
 Manufacturing Company           11,900   $  1,164,712
DRUGS--1.14%
Merck & Company,
 Incorporated                    40,000      2,682,500
ELECTRICAL EQUIPMENT--5.08%
General Electric Company         63,000      9,749,250
Solectron Corporation*           23,300      2,216,413
                                          ------------
                                            11,965,663
EXPLORATION & DRILLING--0.96%
Global Marine,
 Incorporated*                   32,000        532,000
Kerr-McGee Corporation           13,000        806,000
Tidewater, Incorporated          17,000        612,000
Union Pacific Resources
 Group, Incorporated             25,408        323,952
                                          ------------
                                             2,273,952
FINANCIAL SERVICES--2.02%
American General
 Corporation                     20,000      1,517,500
Countrywide Credit
 Industries, Incorporated        44,000      1,111,000
Morgan Stanley, Dean
 Witter, Discover and
 Company                         15,000      2,141,250
                                          ------------
                                             4,769,750
FOOD PRODUCERS--3.50%
Bergen Brunswig
 Corporation (Class A)           82,500        685,781
IBP, Incorporated                58,000      1,044,000
Interstate Bakeries
 Corporation                     66,000      1,196,250
McCormick & Company,
 Incorporated                    58,000      1,725,500
Smithfield Foods,
 Incorporated*                   65,000      1,560,000
Universal Foods
 Corporation                    100,000      2,037,500
                                          ------------
                                             8,249,031
FOOD RETAILERS--1.35%
Albertson's, Incorporated        40,000      1,290,000
Safeway, Incorporated*           53,000      1,884,812
                                          ------------
                                             3,174,812
FURNITURE/APPLIANCE/TOOLS--0.85%
Black & Decker Corporation       38,200      1,995,950
HOMEBUILDING/SUPPLIES--0.29%
Centex Corporation               27,700        683,844
INSURANCE COMPANIES--4.16%
CIGNA Corporation                33,000      2,658,563
Citigroup, Incorporated         119,250      6,625,828
Conseco, Incorporated            28,800        514,800
                                          ------------
                                             9,799,191

SCHEDULE OF INVESTMENTS  December 31, 1999
--------------------------------------------------------------------------------
SM&R GROWTH FUND, CONTINUED

LEISURE TIME--0.54%
COMMON STOCK                   SHARES        VALUE
Brunswick Corporation            57,000   $  1,268,250
MEDIA-TV/RADIO/CABLE--1.63%
MediaOne Group,
 Incorporated*                   50,000      3,840,625
MEDICAL PRODUCTS & SUPPLIES--1.57%
Beckman Coulter,
 Incorporated                    18,000        915,750
Johnson & Johnson                30,000      2,793,750
                                          ------------
                                             3,709,500
MEDICAL SERVICES--0.54%
Aetna, Incorporated              23,000      1,283,687
MANUFACTURING-DIVERSIFIED--0.73%
Tyco International LTD           44,000      1,710,500
NATURAL GAS--1.73%
Enron Corporation                92,000      4,082,500
OIL DOMESTIC--1.42%
Unocal Corporation              100,000      3,356,250
OIL INTERNATIONAL--4.41%
BP Amoco p.l.c. ADR              60,000      3,558,750
Chevron Corporation              44,000      3,811,500
Royal Dutch Petroleum
 Company ADR                     50,000      3,021,875
                                          ------------
                                            10,392,125
RETAIL DISCOUNT--1.76%
Wal-Mart Stores,
 Incorporated                    60,000      4,147,500
RETAIL GENERAL--1.07%
Federated Department
 Stores, Incorporated*           37,000      1,870,812
J. C. Penney Company,
 Incorporated                    33,200        661,925
                                          ------------
                                             2,532,737
RETAIL SPECIALTY--0.86%
Group 1 Automotive,
 Incorporated*                   70,000        975,625
Loew's Companies,
 Incorporated                    17,500      1,045,625
                                          ------------
                                             2,021,250
SEMICONDUCTORS--2.34%
Intel Corporation                67,000      5,514,938
SPECIALTY PRINTING/SERVICES--0.56%
Banta Corporation                58,000      1,308,625
STEEL--1.16%
Allegheny Technologies,
 Incorporated                    26,500        594,594
LTV Corporation                 180,000        742,500
USX-U. S. Steel Group            42,000      1,386,000
                                          ------------
                                             2,723,094

TELECOM - LONG DISTANCE--3.06%
COMMON STOCK                   SHARES        VALUE
A T & T Corporation              62,100   $  3,151,575
MCI WorldCom Incorporated*       76,500      4,059,281
                                          ------------
                                             7,210,856
TELEPHONE--3.22%
Alltel Corporation               47,000      3,886,312
U S West, Incorporated New       51,365      3,698,280
                                          ------------
                                             7,584,592
TRUCKING & SHIPPING--0.63%
USFreightways Corporation        31,000      1,484,125
                                          ------------
             TOTAL COMMON STOCK--91.92%
                    (Cost $115,520,018)    216,624,394
                                          ------------

                                FACE
COMMERCIAL PAPER               AMOUNT
CHEMICALS--1.68%
Nalco Chemical Company,
 6.70%, 01/04/00             $3,968,000      3,965,783

FINANCIAL SERVICES--1.97%
Countrywide Home Loans
 Incorporated, 5.25%,
 01/07/00                     4,009,000      4,005,492
Penn Power & Light Energy
 Trust, 6.80%, 01/18/00         627,000        624,980
                                          ------------
                                             4,630,472
FOOD PRODUCERS--1.06%
ConAgra Incorporated,
 6.62%, 01/05/00              2,505,000      2,503,152
OIL SERVICES--1.51%
UOP, 7.50%, 01/06/00          3,570,000      3,566,274
UTILITY-MISCELLANEOUS--1.84%
Hawaiian Electric
 Industries Incorporated,
 7.50%, 01/12/00              2,384,000      2,378,532
Illinios Power Company,
 4.35%, 01/03/00              1,945,000      1,944,530
                                          ------------
                                             4,323,062
                                          ------------
          TOTAL COMMERCIAL PAPER--8.06%
                     (Cost $18,988,743)     18,988,743
                                          ------------
              TOTAL INVESTMENTS--99.98%
                    (Cost $134,508,761)    235,613,137
            CASH AND OTHER ASSETS, LESS
                     LIABILITIES--0.02%         47,166
                                          ------------
                    NET ASSETS--100.00%   $235,660,303
                                          ============
ABBREVIATIONS
ADR--American Depository Receipt
*--Non-income producing securities

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 1999
--------------------------------------------------------------------------------
SM&R GROWTH FUND

ASSETS
Investments in securities, at value                           $235,613,137
Cash                                                                14,405
Prepaid Expenses                                                    53,640
Receivable for:
  Capital stock sold                                                12,429
  Dividends                                                        155,203
  Expense reimbursement                                              3,974
Other assets                                                        93,341
                                                              ------------
                                                TOTAL ASSETS   235,946,129
                                                              ------------
LIABILITIES
Capital stock reacquired                                           146,342
Accrued:
  Investment advisory fee                                           90,456
  Service fee                                                       41,936
  Distribution fee                                                   4,592
Other liabilities                                                    2,500
                                                              ------------
                                           TOTAL LIABILITIES       285,826
                                                              ------------
               NET ASSETS (applicable to shares outstanding)  $235,660,303
                                                              ============
NET ASSETS:
Class A                                                       $  3,775,728
--------------------------------------------------------------------------
Class B                                                       $  1,547,447
--------------------------------------------------------------------------
Class C                                                       $    133,707
--------------------------------------------------------------------------
Class T                                                       $230,203,421
--------------------------------------------------------------------------
  TOTAL NET ASSETS                                            $235,660,303
                                                              ============
CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
  Authorized                                                   200,000,000
  Outstanding                                                      561,223
--------------------------------------------------------------------------
Class B:
  Authorized                                                   200,000,000
  Outstanding                                                      232,236
--------------------------------------------------------------------------
Class C:
  Authorized                                                   200,000,000
  Outstanding                                                       19,348
--------------------------------------------------------------------------
Class T:
  Authorized                                                   100,000,000
  Outstanding                                                   34,014,863
--------------------------------------------------------------------------
Class A:
  Net asset value and redemption price per share              $       6.73
  Offering price per share: (Net Assets value of $6.73 /
    95.00%)                                                   $       7.08
--------------------------------------------------------------------------
Class B:
  Net asset value and offering price per share                $       6.66
--------------------------------------------------------------------------
Class C:
  Net asset value and redemption price per share              $       6.91
  Offering price per share: (Net Assets value of $6.91 /
    99.00%)                                                   $       6.98
--------------------------------------------------------------------------
Class T:
  Net asset value and redemption price per share              $       6.77
  Offering price per share: (Net Assets value of $6.77 /
    94.25%)                                                   $       7.18
--------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF OPERATIONS  Year Ended December 31, 1999
--------------------------------------------------------------------------------
SM&R GROWTH FUND

INVESTMENT INCOME
Dividends                                                     $ 2,294,099
Interest                                                          409,683
                                                              -----------
                                     TOTAL INVESTMENT INCOME    2,703,782
EXPENSES
Investment advisory fees                                        1,005,753
Service fees                                                      464,872
Professional fees                                                  33,321
Custodian and transactions fees                                    80,519
Directors' fees                                                    22,657
Qualification fees                                                 46,347
Shareholder reporting expenses                                    100,839
Insurance expenses                                                 39,257
Distribution fees                                                   9,664
                                                              -----------
                                                NET EXPENSES    1,803,229
                                                              -----------
INVESTMENT INCOME--NET                                            900,553
                                                              -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                             10,640,352
  Change in unrealized appreciation of investments for the
    year                                                       35,737,960
                                                              -----------
NET GAIN ON INVESTMENTS                                        46,378,312
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $47,278,865
                                                              ===========

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 YEAR ENDED DECEMBER 31,
                                                              -----------------------------
                                                                   1999            1998
                                                              --------------   ------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Investment income--net                                       $    900,553    $  1,282,676
  Net realized gain on investments                               10,640,352       8,728,659
  Change in unrealized appreciation                              35,737,960      21,620,022
                                                               ------------    ------------
  Net increase in net assets resulting from operations           47,278,865      31,631,357
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Investment income--net
    Class A                                                          (4,775)             --
    Class B                                                              --              --
    Class C                                                              --              --
    Class T                                                        (860,216)     (1,255,603)
Capital gains
    Class A                                                        (138,389)             --
    Class B                                                         (57,657)             --
    Class C                                                          (4,941)             --
    Class T                                                      (8,774,058)    (13,647,821)
                                                               ------------    ------------
    Total distributions to shareholders                          (9,840,036)    (14,903,424)
CAPITAL SHARE TRANSACTIONS--NET
    Class A                                                       3,388,463              --
    Class B                                                       1,388,166              --
    Class C                                                         115,090              --
    Class T                                                      (9,779,453)      8,037,187
                                                               ------------    ------------
    Total net capital share transactions                         (4,887,734)      8,037,187
                                                               ------------    ------------
TOTAL INCREASE                                                   32,551,095      24,765,120
NET ASSETS
  Beginning of year                                             203,109,208     178,344,088
                                                               ------------    ------------
  End of year                                                  $235,660,303    $203,109,208
                                                               ============    ============

See notes to financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the period.

SM&R GROWTH FUND

                                                                                   CLASS T SHARES
                                                    -----------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                    -----------------------------------------------------------------------------
                                                        1999            1998            1997            1996            1995
                                                    -------------   -------------   -------------   -------------   -------------
      Net Asset Value, Beginning of Year            $   5.69        $   5.24        $   4.95        $   4.39        $   3.83
      Investment income--net                            0.03            0.04            0.06            0.05            0.08
      Net realized and unrealized gain (loss) on
       investments                                      1.35            0.85            1.03            0.73            0.88
                                                    --------        --------        --------        --------        --------
                  Total from Investment Operations      1.38            0.89            1.09            0.78            0.96
      Less distributions from
        Investment income--net                         (0.03)          (0.04)          (0.06)          (0.05)          (0.08)
        Capital gains                                  (0.27)          (0.40)          (0.74)          (0.17)          (0.32)
                                                    --------        --------        --------        --------        --------
                               Total Distributions     (0.30)          (0.44)          (0.80)          (0.22)          (0.40)
                                                    --------        --------        --------        --------        --------
      Net Asset Value, End of Year                  $   6.77        $   5.69        $   5.24        $   4.95        $   4.39
                                                    ========        ========        ========        ========        ========
                                    Total Return *     24.49 %         18.35 %         22.24 %         17.64 %         25.20 %
                                                    ========        ========        ========        ========        ========
      RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
      Net Assets, end of year (000's omitted)       $230,203        $203,109        $178,344        $152,758        $134,821
      Ratio of expenses to average net assets           0.87 %          0.85 %          0.96 %          1.15 %          0.98 %
      Ratio of net investment income to average
       net assets                                       0.44 %          0.69 %          1.03 %          1.02 %          1.67 %
      Portfolio turnover rate                          16.13 %         27.31 %         46.79 %         18.72 %         37.00 %

                                                                     CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
                                                                    ----------------   ----------------   ----------------
                                                                      PERIOD FROM        PERIOD FROM        PERIOD FROM
                                                                    JANUARY 1, 1999    JANUARY 1, 1999    JANUARY 1, 1999
                                                                           TO                 TO                 TO
                                                                      DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                                    ----------------   ----------------   ----------------
                                                                          1999               1999               1999
                                                                    ----------------   ----------------   ----------------
      Net Asset Value, Beginning of Year                              $ 5.69             $ 5.69             $ 5.69
      Investment income--net                                            0.01               0.00               0.00
      Net realized and unrealized gain (loss) on investments            1.30               1.24               1.49
                                                                      ------             ------             ------
                                  Total from Investment Operations      1.31               1.24               1.49
      Less distributions from
        Investment income--net                                            --                 --                 --
        Capital gains                                                  (0.27)             (0.27)             (0.27)
                                                                      ------             ------             ------
                                               Total Distributions     (0.27)             (0.27)             (0.27)
                                                                      ------             ------             ------
      Net Asset Value, End of Year                                    $ 6.73             $ 6.66             $ 6.91
                                                                      ======             ======             ======
                                                    Total Return *     23.45 %            22.04 %            26.44 %
                                                                      ======             ======             ======
      RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
      Net Assets, end of year (000's omitted)                         $3,776             $1,547             $  134
      Ratio of expenses to average net assets                           1.51 %             2.01 %             2.26 %
      Ratio of net investment income to average net assets             (0.19)%            (0.69)%            (0.94)%
      Portfolio turnover rate                                          16.13 %            16.13 %            16.13 %

*   Does not include the effect of sales charge.

See notes to financial statements.

SCHEDULE OF INVESTMENTS  December 31, 1999
--------------------------------------------------------------------------------
SM&R EQUITY INCOME FUND

COMMON STOCK                   SHARES        VALUE
AEROSPACE/DEFENSE--0.39%
Boeing Company                   18,600   $    773,063

AUTO & TRUCK MANUFACTURERS--3.75%
Ford Motor Company              100,381      5,364,110
General Motors Corporation       28,000      2,035,250
                                          ------------
                                             7,399,360
AUTO PARTS MANUFACTURERS--0.35%
Dana Corporation                 23,000        688,562

BANKS--6.67%
Bank of America
 Corporation                     60,000      3,011,250
Comerica, Incorporated           34,500      1,610,719
Morgan (J.P.) & Company           9,500      1,202,938
PNC Bank Corporation             33,400      1,486,300
U.S. Bancorp                    121,400      2,890,837
Wells Fargo Company              73,500      2,972,156
                                          ------------
                                            13,174,200
BEVERAGES--1.80%
Anheuser-Busch Companies,
 Incorporated                    50,000      3,543,750

CHEMICALS--2.60%
B.F. Goodrich Company            75,000      2,062,500
Hercules, Incorporated           32,600        908,725
Praxair, Incorporated            43,000      2,163,438
                                          ------------
                                             5,134,663
DIVERSIFIED--0.39%
Minnesota Mining and
 Manufacturing Company*           7,900        773,212

DRUGS--2.57%
Schering-Plough
 Corporation                    120,000      5,062,500

ELECTRIC POWER--1.83%
Constellation Energy Group       26,300        762,700
DTE Energy Company               65,000      2,039,375
UtiliCorp United,
 Incorporated                    42,000        816,375
                                          ------------
                                             3,618,450
ELECTRONICS/INSTRUMENTS--0.67%
Raytheon Company
 (Class B)                       50,000      1,328,125

EXPLORATION & DRILLING--2.17%
Kerr-McGee Corporation           27,200      1,686,400
Tidewater, Incorporated          40,000      1,440,000
Transocean Sedco Forex
 Incorporated*                   11,616        391,314
Union Pacific Resources
 Group, Incorporated             60,000        765,000
                                          ------------
                                             4,282,714
FINANCIAL SERVICES--3.25%
Morgan Stanley, Dean
 Witter, Discover and
 Company                         45,000      6,423,750

COMMON STOCK                   SHARES        VALUE
FOODS PRODUCERS--3.68%
Bergen Brunswing
 Corporation (Class A)          112,500   $    935,156
ConAgra, Incorporated            40,000        902,500
Interstate Bakeries
 Corporation                     73,000      1,323,125
McCormick & Company,
 Incorporated                    70,000      2,082,500
Universal Foods
 Corporation                     99,600      2,029,350
                                          ------------
                                             7,272,631
FOODS RETAILERS--0.90%
Albertson's, Incorporated        55,000      1,773,750

FURNITURE/APPLIANCES--3.04%
Black & Decker Corporation       40,000      2,090,000
Whirlpool Corporation            60,000      3,903,750
                                          ------------
                                             5,993,750
INSURANCE--5.22%
CIGNA Corporation                36,600      2,948,588
Citigroup, Incorporated         122,250      6,792,516
Conseco, Incorporated            31,100        555,912
                                          ------------
                                            10,297,016
LEISURE TIME--0.71%
Brunswick Corporation            63,200      1,406,200

MACHINERY & EQUIPMENT--2.20%
Deere & Company                 100,000      4,337,500

MEDICAL PRODUCTS & SUPPLIES--2.39%
Abbott Laboratories             130,000      4,720,625

METALS & MINING--1.07%
Phelps Dodge Corporation         31,500      2,114,438

NATURAL GAS--2.20%
Enron Corporation                98,000      4,348,750

OIL INTERNATIONAL--9.44%
BP Amoco p.l.c. ADR              47,110      2,794,212
Chevron Corporation              30,000      2,598,750
Exxon Corporation                40,000      3,222,500
Royal Dutch Petroleum
 Company ADR                     66,700      4,031,181
Schlumberger Limited             60,000      3,375,000
Texaco, Incorporated             48,000      2,607,000
                                          ------------
                                            18,628,643
PAPER/FOREST PRODUCTS--0.69%
Glatfelter (P.H.) Company        94,000      1,368,875

PHOTOGRAPHY/IMAGING--0.60%
Xerox Corporation                52,000      1,179,750

PRINTING & PUBLISHING--0.70%
Deluxe Corporation               50,000      1,371,875

SCHEDULE OF INVESTMENTS  December 31, 1999
--------------------------------------------------------------------------------
SM&R EQUITY INCOME FUND, CONTINUED

COMMON STOCK                   SHARES        VALUE
REAL ESTATE/REITS--3.15%
CenterPoint Properties
 Corporation                     63,000   $  2,260,125
Crescent Real Estate
 Equities Company                65,000      1,194,375
Hospitality Properties
 Trust                           50,000        953,125
Liberty Trust Properties         75,000      1,818,750
                                          ------------
                                             6,226,375
RETAIL GENERAL--0.67%
J. C. Penney Company,
 Incorporated                    66,400      1,323,850

RETAIL SPECIALTY--0.39%
Loew's Companies,
 Incorporated                    13,000        776,750

SPECIALTY PRINTING/SERVICES--0.72%
Banta Corporation                63,000      1,421,437

STEEL--1.56%
Allegheny Technologies,
 Incorporated                    30,000        673,125
LTV Corporation                 200,000        825,000
USX-U. S. Steel Group            48,000      1,584,000
                                          ------------
                                             3,082,125
TELECOM - CELLULAR--2.15%
GTE Corporation                  60,000      4,233,750

TELECOM - LONG DISTANCE--2.96%
A T & T Corporation              41,400      2,101,050
MCI WorldCom Incorporated*       70,650      3,748,866
                                          ------------
                                             5,849,916
TELEPHONE UTILITY--3.96%
Alltel Corporation               51,000      4,217,062
US West, Incorporated New        50,000      3,600,000
                                          ------------
                                             7,817,062
TOBACCO--1.17%
Nabisco Group Holdings
 Corporation                     41,248        438,260
R.J. Reynolds Tobacco
 Holdings, Incorporated          13,749        242,326
UST, Incorporated                65,000      1,637,187
                                          ------------
                                             2,317,773
TRANSPORT, TRUCKING & SHIPPING--0.83%
USFreightways Corporation        34,000      1,627,750
                                          ------------
             TOTAL COMMON STOCK--76.84%
                    (Cost $112,125,558)    151,692,940
                                          ------------

                                FACE
COMMERCIAL PAPER               AMOUNT        VALUE

BEVERAGES--3.12%
Whitman Corporation,
 6.60%, 01/03/00             $1,173,000   $  1,172,568
Whitman Corporation,
 7.00%, 01/21/00              5,000,000      4,980,495
                                          ------------
                                             6,153,063
COMMUNICATION EQUIPMENT--1.09%
Cox Enterprises
 Incorporated, 6.70%,
 01/20/00                     2,161,000      2,153,333

CONSTRUCTION--1.38%
Centex Corporation, 6.70%,
 1/14/00                      2,723,000      2,716,391

CONTAINERS--0.79%
Crown Cork & Seal Company,
 Incorporated, 6.47%,
 01/05/00                     1,571,000      1,569,865

FINANCIAL SERVICES--9.10%
Countrywide Home Loans
 Incorporated, 5.35%,
 01/12/00                     4,796,000      4,788,159
Kerr-McGee Credit
 Corporation, 6.25%,
 01/13/00                     1,071,000      1,068,723
PS Colorado Credit
 Corporation, 7.40%,
 01/07/00                     4,748,000      4,742,139
Penn Power & Light Energy
 Trust, 6.20%, 01/18/00       2,775,000      2,766,682
SAFECO Credit Company
 Incorporated, 6.00%,
 02/11/00                     4,632,000      4,600,337
                                          ------------
                                            17,966,040
FOOD RETAILERS--1.49%
Safeway, Incorporated,
 7.22%, 01/04/00              2,935,000      2,933,231

FURNITURE/APPLIANCES--0.34%
Maytag Corporation, 6.37%,
 01/11/00                       676,000        674,799

OIL SERVICES--3.40%
UOP, 7.50%, 01/06/00          6,719,000      6,711,988

RETAIL-SPECIALTY--0.10%
Mattel, Incorporated,
 6.80%, 01/18/00                200,000        199,356

TRUCKING & SHIPPING--1.34%
Ryder System Incorporated,
 6.40%, 01/10/00              2,649,000      2,644,732

SCHEDULE OF INVESTMENTS  December 31, 1999
--------------------------------------------------------------------------------
SM&R EQUITY INCOME FUND, CONTINUED

                                FACE
COMMERCIAL PAPER               AMOUNT        VALUE
UTILITY - MISCELLANEOUS--0.93%
Equitable Resources
 Incorporated, 6.00%,
 02/17/00                    $1,844,000   $  1,829,548
                                          ------------
         TOTAL COMMERCIAL PAPER--23.08%
                     (Cost $45,552,346)     45,552,346
                                          ------------
              TOTAL INVESTMENTS--99.92%
                    (Cost $157,677,904)    197,245,286
CASH AND OTHER ASSETS, LESS
 LIABILITIES--0.08%                            163,450
                                          ------------
NET ASSETS--100.00%                       $197,408,736
                                          ============
ABBREVIATIONS
ADR--American Depository Receipt
REIT--Real Estate Investment Trust
*--Non-income producing securities

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 1999
--------------------------------------------------------------------------------
SM&R EQUITY INCOME FUND

ASSETS
Investments in securities, at value                           $197,245,286
Cash                                                                16,747
Prepaid Expenses                                                    55,738
Receivable for:
  Capital stock sold                                                 2,079
  Dividends                                                        296,411
  Expense reimbursement                                              4,578
Other assets                                                        62,725
                                                              ------------
                                                TOTAL ASSETS   197,683,564
                                                              ------------
LIABILITIES
Capital stock reacquired                                           107,904
Accrued:
  Investment advisory fee                                          115,673
  Service fee                                                       37,939
  Distribution fee                                                  10,812
Other liabilities                                                    2,500
                                                              ------------
                                           TOTAL LIABILITIES       274,828
                                                              ------------
               NET ASSETS (applicable to shares outstanding)  $197,408,736
                                                              ============
NET ASSETS:
Class A                                                       $  4,802,233
--------------------------------------------------------------------------
Class B                                                       $  4,342,642
--------------------------------------------------------------------------
Class C                                                       $    275,457
--------------------------------------------------------------------------
Class T                                                       $187,988,404
--------------------------------------------------------------------------
  TOTAL NET ASSETS                                            $197,408,736
                                                              ============
CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
  Authorized                                                   200,000,000
  Outstanding                                                      193,714
--------------------------------------------------------------------------
Class B:
  Authorized                                                   200,000,000
  Outstanding                                                      178,102
--------------------------------------------------------------------------
Class C:
  Authorized                                                   200,000,000
  Outstanding                                                       11,065
--------------------------------------------------------------------------
Class T:
  Authorized                                                    50,000,000
  Outstanding                                                    7,429,380
--------------------------------------------------------------------------
Class A:
  Net asset value and redemption price per share              $      24.79
  Offering price per share: (Net Assets value of $24.79 /
    95.00%)                                                   $      26.09
--------------------------------------------------------------------------
Class B:
  Net asset value and offering price per share                $      24.38
--------------------------------------------------------------------------
Class C:
  Net asset value and redemption price per share              $      24.90
  Offering price per share: (Net Assets value of $24.90 /
    99.00%)                                                   $      25.15
--------------------------------------------------------------------------
Class T:
  Net asset value and redemption price per share              $      25.30
  Offering price per share: (Net Assets value of $25.30 /
    94.25%)                                                   $      26.84
--------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF OPERATIONS  Year Ended December 31, 1999
--------------------------------------------------------------------------------
SM&R EQUITY INCOME FUND

INVESTMENT INCOME
Dividends                                                     $  5,104,491
Interest                                                         1,309,618
                                                              ------------
                                     TOTAL INVESTMENT INCOME     6,414,109
EXPENSES
Investment advisory fees                                         1,468,951
Service fees                                                       479,149
Professional fees                                                   24,223
Custodian and transactions fees                                     81,957
Directors' fees                                                     22,657
Qualification fees                                                  47,892
Shareholder reporting expenses                                      57,593
Insurance expenses                                                  44,628
Distribution fees                                                   24,635
                                                              ------------
                                                NET EXPENSES     2,251,685
                                                              ------------
INVESTMENT INCOME--NET                                           4,162,424
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments                              14,349,426
  Change in unrealized depreciation of investments for the
    year                                                       (21,207,921)
                                                              ------------
NET GAIN (LOSS) ON INVESTMENTS                                  (6,858,495)
                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $ (2,696,071)
                                                              ============

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 YEAR ENDED DECEMBER 31,
                                                              -----------------------------
                                                                   1999            1998
                                                              --------------   ------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Investment income--net                                       $  4,162,424    $  4,709,723
  Net realized gain on investments                               14,349,426       7,281,961
  Change in unrealized appreciation (depreciation)              (21,207,921)     11,740,055
                                                               ------------    ------------
  Net increase (decrease) in net assets resulting from
    operations                                                   (2,696,071)     23,731,739
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Investment income--net
    Class A                                                         (78,842)             --
    Class B                                                         (70,041)             --
    Class C                                                          (3,669)             --
    Class T                                                      (3,930,511)     (4,712,876)
  Capital gains
    Class A                                                        (275,259)             --
    Class B                                                        (286,638)             --
    Class C                                                         (17,868)             --
    Class T                                                     (12,377,832)    (10,909,343)
                                                               ------------    ------------
    Total distributions to shareholders                         (17,040,660)    (15,622,219)
CAPITAL SHARE TRANSACTIONS--NET
    Class A                                                       5,364,444              --
    Class B                                                       4,939,043              --
    Class C                                                         313,991              --
    Class T                                                     (12,451,982)     12,183,537
                                                               ------------    ------------
    Total net capital share transactions                         (1,834,504)     12,183,537
                                                               ------------    ------------
TOTAL INCREASE                                                  (21,571,235)     20,293,057
NET ASSETS
  Beginning of year                                             218,979,971     198,686,914
                                                               ------------    ------------
  End of year                                                  $197,408,736    $218,979,971
                                                               ============    ============

See notes to financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the period.

SM&R EQUITY INCOME FUND

                                                                                  CLASS T SHARES
                                                   -----------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                   -----------------------------------------------------------------------------
                                                       1999            1998            1997            1996            1995
                                                   -------------   -------------   -------------   -------------   -------------
      Net Asset Value, Beginning of Year           $  28.02        $  26.99        $  25.05        $  22.59        $  18.90
      Investment income--net                           0.54            0.62            0.63            0.58            0.62
      Net realized and unrealized gain (loss) on
       investments                                    (0.96)           2.50            4.96            3.10            4.82
                                                   --------        --------        --------        --------        --------
                 Total from Investment Operations     (0.42)           3.12            5.59            3.68            5.44
      Less distributions from
        Investment income--net                        (0.54)          (0.62)          (0.64)          (0.58)          (0.63)
        Capital gains                                 (1.76)          (1.47)          (3.01)          (0.64)          (1.12)
                                                   --------        --------        --------        --------        --------
                              Total Distributions     (2.30)          (2.09)          (3.65)          (1.22)          (1.75)
                                                   --------        --------        --------        --------        --------
      Net Asset Value, End of Year                 $  25.30        $  28.02        $  26.99        $  25.05        $  22.59
                                                   ========        ========        ========        ========        ========
                                   Total Return *     (1.39)%         12.11 %         22.72 %         16.46 %         29.12 %
                                                   ========        ========        ========        ========        ========
      RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
      Net Assets, end of year (000's omitted)      $187,988        $218,980        $198,687        $165,786        $141,058
      Ratio of expenses to average net assets          1.05 %          1.01 %          1.05 %          1.10 %          1.12 %
      Ratio of net investment income to average
       net assets                                      1.94 %          2.22 %          2.28 %          2.42 %          2.89 %
      Portfolio turnover rate                          9.81 %         19.29 %         39.14 %         27.07 %         44.00 %

                                                                    CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
                                                                   ----------------   ----------------   ----------------
                                                                     PERIOD FROM        PERIOD FROM        PERIOD FROM
                                                                   JANUARY 1, 1999    JANUARY 1, 1999    JANUARY 1, 1999
                                                                          TO                 TO                 TO
                                                                     DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                                   ----------------   ----------------   ----------------
                                                                         1999               1999               1999
                                                                   ----------------   ----------------   ----------------
      Net Asset Value, Beginning of Year                             $28.02             $28.02             $28.02
      Investment income--net                                           0.58               0.47               0.38
      Net realized and unrealized gain (loss) on investments          (1.47)             (1.88)             (1.36)
                                                                     ------             ------             ------
                                 Total from Investment Operations     (0.89)             (1.41)             (0.98)
      Less distributions from
        Investment income--net                                        (0.58)             (0.47)             (0.38)
        Capital gains                                                 (1.76)             (1.76)             (1.76)
                                                                     ------             ------             ------
                                              Total Distributions     (2.34)             (2.23)             (2.14)
                                                                     ------             ------             ------
      Net Asset Value, End of Year                                   $24.79             $24.38             $24.90
                                                                     ======             ======             ======
                                                   Total Return *     (3.01)%            (4.86)%            (3.32)%
                                                                     ======             ======             ======
      RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
      Net Assets, end of year (000's omitted)                        $4,802             $4,343             $  275
      Ratio of expenses to average net assets                          1.51 %             2.01 %             2.26 %
      Ratio of net investment income to average net assets             1.53 %             1.03 %             0.78 %
      Portfolio turnover rate                                          9.81 %             9.81 %             9.81 %

*   Does not include the effect of sales charge.

See notes to financial statements.

SCHEDULE OF INVESTMENTS  December 31, 1999
--------------------------------------------------------------------------------
SM&R BALANCED FUND

COMMON STOCK                    SHARES        VALUE
AEROSPACE/DEFENSE--0.28%
Boeing Company                     2,200   $    91,437
AUTO & TRUCK MANUFACTURERS--1.19%
Ford Motor Company                 3,300       176,344
General Motors Corporation         3,000       218,062
                                           -----------
                                               394,406
AUTO PARTS MANUFACTURERS--0.19%
Dana Corporation                   2,100        62,869

BANKS--2.59%
Bank of America Corporation        5,000       250,937
Comerica, Incorporated             3,750       175,078
PNC Bank Corporation               3,200       142,400
U.S. Bancorp                       5,300       126,206
Wells Fargo Company                4,000       161,750
                                           -----------
                                               856,371
BEVERAGES--0.64%
Anheuser-Busch Companies,
 Incorporated                      3,000       212,625

CHEMICALS--1.03%
B.F.Goodrich Company               3,136        86,240
Hercules, Incorporated             2,800        78,050
Praxair, Incorporated              3,500       176,094
                                           -----------
                                               340,384
COMMUNICATIONS EQUIPMENT--2.41%
Lucent Technologies,
 Incorporated                      6,600       493,762
Nortel Networks Corporation        3,000       303,000
                                           -----------
                                               796,762
COMPUTER RELATED--7.03%
Cisco Systems, Incorporated*       6,000       642,750
EMC Corporation*                   6,600       721,050
Sun Microsystems,
 Incorporated*                    12,400       960,225
                                           -----------
                                             2,324,025
COMPUTER SOFTWARE--6.40%
Microsoft Corporation*             6,700       782,225
Novell, Incorporated*              7,200       287,550
VERITAS Software
 Corporation*                      7,300     1,044,813
                                           -----------
                                             2,114,588
COSMETICS & TOILETRIES--1.96%
Procter & Gamble Company           5,900       646,419

DIVERSIFIED--0.27%
Minnesota Mining and
 Manufacturing Company               900        88,087

DRUGS--2.41%
Warner-Lambert Company             9,700       794,794


ELECTRICAL EQUIPMENT--3.48%
COMMON STOCK                    SHARES        VALUE
General Electric Company           5,400   $   835,650
Solectron Corporation*             3,300       313,913
                                           -----------
                                             1,149,563
ELECTRIC POWER--0.75%
Allegheny Energy,
 Incorporated                      2,100        56,569
DTE Energy Company                 4,000       125,500
UtiliCorp United,
 Incorporated                      3,450        67,059
                                           -----------
                                               249,128
EXPLORATION & DRILLING--0.85%
Global Marine, Incorporated*       2,800        46,550
Kerr-McGee Corporation             1,200        74,400
Tidewater, Incorporated            1,500        54,000
Union Pacific Resources
 Group, Incorporated               8,393       107,011
                                           -----------
                                               281,961
FINANCIAL SERVICES--1.56%
American General Corporation       1,800       136,575
Countrywide Credit
 Industries, Incorporated          6,000       151,500
Morgan Stanley, Dean Witter,
 Discover and Company              1,600       228,400
                                           -----------
                                               516,475
FOOD PRODUCERS--1.94%
Bergen Brunswig Corporation
 (Class A)                        11,500        95,594
IBP, Incorporated                  5,500        99,000
Interstate Bakeries
 Corporation                       9,000       163,125
Smithfield Foods,
 Incorporated*                     5,000       120,000
Universal Foods Corporation        8,000       163,000
                                           -----------
                                               640,719
FOOD RETAILERS--1.09%
Albertson's, Incorporated          3,100        99,975
Safeway, Incorporated*             7,300       259,606
                                           -----------
                                               359,581
HOMEBUILDING/SUPPLIES--0.16%
Centex Corporation                 2,200        54,312

INSURANCE COMPANIES--2.72%
CIGNA Corporation                  3,000       241,688
Citigroup, Incorporated           10,500       583,406
Conseco, Incorporated              4,200        75,075
                                           -----------
                                               900,169
LEISURE TIME--0.34%
Brunswick Corporation              5,000       111,250

MEDIA-TV/RADIO/CABLE--1.21%
MediaOne Group,
 Incorporated*                     5,200       399,425

SCHEDULE OF INVESTMENTS  December 31, 1999
--------------------------------------------------------------------------------
SM&R BALANCED FUND, CONTINUED

MEDICAL PRODUCTS & SUPPLIES--1.67%
COMMON STOCK                    SHARES        VALUE
Beckman Coulter,
 Incorporated                      1,700   $    86,488
Johnson & Johnson                  5,000       465,625
                                           -----------
                                               552,113
MEDICAL SERVICES--0.36%
Aetna, Incorporated                2,100       117,206

MANUFACTURING-DIVERSIFIED--0.67%
Tyco International LTD             5,700       221,587

NATURAL GAS--1.07%
Enron Corporation                  8,000       355,000

OIL INTERNATIONAL--3.51%
BP Amoco p.l.c. ADR                5,292       313,882
Chevron Corporation                4,400       381,150
Royal Dutch Petroleum
 Company ADR                       7,700       465,369
                                           -----------
                                             1,160,401
RETAIL GENERAL--0.63%
Federated Department Stores,
 Incorporated*                     3,000       151,688
J. C. Penney Company,
 Incorporated                      2,800        55,825
                                           -----------
                                               207,513
RETAIL SPECIALTY--0.27%
Loew's Companies,
 Incorporated                      1,500        89,625

SEMICONDUCTORS--1.40%
Intel Corporation                  5,600       460,950

SPECIALTY PRINTING/SERVICES--0.51%
Banta Corporation                  5,500       124,094
Toys 'R' Us, Incorporated*         3,000        42,937
                                           -----------
                                               167,031
STEEL--0.73%
Allegheny Technologies,
 Incorporated                      2,000        44,875
LTV Corporation                   16,000        66,000
USX-U. S. Steel Group              4,000       132,000
                                           -----------
                                               242,875
TELECOM - CELLULAR--0.85%
GTE Corporation                    4,000       282,250
TELECOM - LONG DISTANCE--1.80%
A T & T Corporation                4,800       243,600
MCI WorldCom Incorporated*         6,600       350,213
                                           -----------
                                               593,813
TELEPHONE--2.26%
Alltel Corporation                 4,400       363,825
US West, Incorporated New          5,342       384,624
                                           -----------
                                               748,449

TRUCKING & SHIPPING--0.39%
COMMON STOCK                    SHARES        VALUE
USFreightways Corporation          2,700   $   129,262
                                           -----------
              TOTAL COMMON STOCK--56.62%
                      (Cost $10,614,193)    18,713,425
                                           -----------
                                 FACE
BONDS AND NOTES                 AMOUNT
AUTO & TRUCK MANUFACTURERS--1.49%
DaimlerChrysler North
 America, 7.20%, 09/01/09     $  500,000       490,903

BANKS--1.35%
Morgan (J.P.) & Company,
 Incorporated, 6.00%,
 01/15/09                        500,000       447,087

GOVERNMENT AGENCIES--10.37%
Federal Home Loan Mortgage
 Corporation, 7.00%,
 09/15/07                      1,000,000       991,970
Federal Home Loan Mortgage
 Corporation, Pool #302886,
 8.00%, 05/01/17                  16,023        16,179
Federal Home Loan Mortgage
 Corporation, Pool #298759,
 8.00%, 08/01/17                  98,493        99,454
Federal Home Loan Mortgage
 Corporation, Pool #284839,
 8.50%, 01/01/17                  29,627        30,371
Federal National Mortgage
 Association, 7.55%,
 04/22/02                        685,000       698,425
Federal National Mortgage
 Association, 7.70%,
 04/10/07                      1,500,000     1,473,305
Federal National Mortgage
 Association, Pool #041669,
 8.00%, 02/01/17                  17,334        17,543
Federal National Mortgage
 Association, Pool #48974,
 8.00%, 06/01/17                  99,766       101,010
                                           -----------
                                             3,428,257
REAL ESTATE/REITS--1.42%
Weingarten Realty Investors,
 7.35%, 07/20/09                 500,000       469,293

U S TREASURY SECURITIES--9.48%
U S Treasury Bond, 6.000%,
 02/15/26                      2,350,000     2,149,517
U S Treasury Note, 5.875%,
 02/15/04                      1,000,000       983,438
                                           -----------
                                             3,132,955
                                           -----------
           TOTAL BONDS AND NOTES--24.11%
                       (Cost $7,896,541)     7,968,495
                                           -----------

SCHEDULE OF INVESTMENTS  December 31, 1999
--------------------------------------------------------------------------------
SM&R BALANCED FUND, CONTINUED

AEROSPACE/DEFENSE--2.96%
                                 FACE
COMMERCIAL PAPER                AMOUNT        VALUE
Litton Industries
 Incorporated, 5.50%,
 01/06/00                     $  980,000   $   979,251

BEVERAGES--2.25%
Whitman Corporation, 6.60%,
 01/03/00                        745,000       744,726

CHEMICALS--2.55%
Nalco Chemical Company,
 6.70%, 01/04/00                 842,000       841,530

FINANCIAL SERVICES--7.96%
Countrywide Home Loans
 Incorporated, 5.25%,
 01/07/00                      1,508,000     1,506,680
Penn Power & Light Energy
 Trust, 6.80%, 01/18/00        1,128,000     1,124,366
                                           -----------
                                             2,631,046

FOOD PRODUCERS--2.49%
ConAgra, Incorporated,
 6.62%, 01/05/00                 822,000       821,393
                                           -----------
          TOTAL COMMERCIAL PAPER--18.21%
                       (Cost $6,017,946)     6,017,946
                                           -----------
               TOTAL INVESTMENTS--98.94%
                      (Cost $24,528,680)    32,699,866
             CASH AND OTHER ASSETS, LESS
                      LIABILITIES--1.06%       349,733
                                           -----------
                     NET ASSETS--100.00%   $33,049,599
                                           ===========
ABBREVIATIONS
ADR--American Depository Receipt
REIT--Real Estate Investment Trust
*--Non-income producing securities

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 1999
--------------------------------------------------------------------------------
SM&R BALANCED FUND

ASSETS
Investments in securities, at value                           $32,699,866
Cash                                                                  953
Prepaid Expenses                                                   25,699
Receivable for:
  Capital stock sold                                              162,773
  Investment securities sold                                        1,643
  Dividends                                                        13,981
  Interest                                                        156,291
  Expense reimbursement                                             2,940
Other assets                                                       19,092
                                                              ---------------
                                                TOTAL ASSETS   33,083,238
                                                              ---------------
LIABILITIES
Capital stock reacquired                                            2,500
Accrued:
  Investment advisory fee                                          20,455
  Service fee                                                       6,818
  Distribution fee                                                  2,866
Other liabilities                                                   1,000
                                                              ---------------
                                           TOTAL LIABILITIES       33,639
                                                              ---------------
               NET ASSETS (applicable to shares outstanding)  $33,049,599
                                                              ===============
NET ASSETS:
Class A                                                       $ 1,776,531
-----------------------------------------------------------------------------
Class B                                                       $ 1,118,515
-----------------------------------------------------------------------------
Class C                                                       $     8,488
-----------------------------------------------------------------------------
Class T                                                       $30,146,065
-----------------------------------------------------------------------------
  TOTAL NET ASSETS                                            $33,049,599
                                                              ===============
CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
  Authorized                                                  200,000,000
  Outstanding                                                      87,511
-----------------------------------------------------------------------------
Class B:
  Authorized                                                  200,000,000
  Outstanding                                                      54,193
-----------------------------------------------------------------------------
Class C:
  Authorized                                                  200,000,000
  Outstanding                                                         419
-----------------------------------------------------------------------------
Class T:
  Authorized                                                   50,000,000.000
  Outstanding                                                   1,458,601
-----------------------------------------------------------------------------
Class A:
  Net asset value and redemption price per share              $     20.30
  Offering price per share: (Net Assets value of $20.30 /
    95.00%)                                                   $     21.37
-----------------------------------------------------------------------------
Class B:
  Net asset value and offering price per share                $     20.64
-----------------------------------------------------------------------------
Class C:
  Net asset value and redemption price per share              $     20.25
  Offering price per share: (Net Assets value of $20.25 /
    99.00%)                                                   $     20.45
-----------------------------------------------------------------------------
Class T:
  Net asset value and redemption price per share              $     20.67
  Offering price per share: (Net Assets value of $20.67 /
    94.25%)                                                   $     21.93
-----------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF OPERATIONS  Year Ended December 31, 1999
--------------------------------------------------------------------------------
SM&R BALANCED FUND

INVESTMENT INCOME
Dividends                                                     $  249,571
Interest                                                         764,019
                                                              ----------
                                     TOTAL INVESTMENT INCOME   1,013,590
EXPENSES
Investment advisory fees                                         222,265
Service fees                                                      74,100
Professional fees                                                 12,100
Custodian and transactions fees                                   27,171
Directors' fees                                                   22,661
Qualification fees                                                34,729
Shareholder reporting expenses                                    15,990
Insurance expenses                                                 7,669
Distribution fees                                                  6,054
                                                              ----------
                                              TOTAL EXPENSES     422,739
                                    LESS EXPENSES REIMBURSED     (45,768)
                                                              ----------
                                                NET EXPENSES     376,971
                                                              ----------
INVESTMENT INCOME--NET                                           636,619
                                                              ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                             1,497,455
  Change in unrealized appreciation of investments for the
    year                                                       1,358,236
                                                              ----------
NET GAIN ON INVESTMENTS                                        2,855,691
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $3,492,310
                                                              ==========

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                YEAR ENDED DECEMBER 31,
                                                              ----------------------------
                                                                   1999           1998
                                                              --------------   -----------
INCREASE IN NET ASSETS FROM OPERATIONS
  Investment income--net                                       $   636,619     $   682,321
  Net realized gain on investments                               1,497,455         482,000
  Change in unrealized appreciation                              1,358,236       2,417,733
                                                               -----------     -----------
  Net increase in net assets resulting from operations           3,492,310       3,582,054
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Investment income--net
    Class A                                                        (33,803)             --
    Class B                                                        (17,701)             --
    Class C                                                            (82)             --
    Class T                                                       (597,705)       (663,775)
  Capital gains
    Class A                                                        (65,054)             --
    Class B                                                        (39,133)             --
    Class C                                                           (200)             --
    Class T                                                     (1,121,320)       (908,074)
                                                               -----------     -----------
    Total distributions to shareholders                         (1,874,998)     (1,571,849)
CAPITAL SHARE TRANSACTIONS--NET
    Class A                                                      1,735,203              --
    Class B                                                      1,087,152              --
    Class C                                                          8,444              --
    Class T                                                       (765,616)      1,518,827
                                                               -----------     -----------
    Total net capital share transactions                         2,065,183       1,518,827
                                                               -----------     -----------
TOTAL INCREASE                                                   3,682,495       3,529,032
NET ASSETS
  Beginning of year                                             29,367,104      25,838,072
                                                               -----------     -----------
  End of year                                                  $33,049,599     $29,367,104
                                                               ===========     ===========

See notes to financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the period.

SM&R BALANCED FUND

                                                                                     CLASS T SHARES
                                                        ------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                        ------------------------------------------------------------------------
                                                            1999           1998           1997           1996           1995
                                                        ------------   ------------   ------------   ------------   ------------
      Net Asset Value, Beginning of Year                $ 19.63        $ 18.32        $ 17.90        $ 16.85        $ 14.32
      Investment income--net                               0.42           0.48           0.57           0.49           0.49
      Net realized and unrealized gain (loss) on
       investments                                         1.84           1.96           2.50           1.48           2.67
                                                        -------        -------        -------        -------        -------
                      Total from Investment Operations     2.26           2.44           3.07           1.97           3.16
      Less distributions from
        Investment income--net                            (0.42)         (0.47)         (0.59)         (0.49)         (0.49)
        Capital gains                                     (0.80)         (0.66)         (2.06)         (0.43)         (0.14)
                                                        -------        -------        -------        -------        -------
                                   Total Distributions    (1.22)         (1.13)         (2.65)         (0.92)         (0.63)
                                                        -------        -------        -------        -------        -------
      Net Asset Value, End of Year                      $ 20.67        $ 19.63        $ 18.32        $ 17.90        $ 16.85
                                                        =======        =======        =======        =======        =======
                                        Total Return *    11.87 %        13.83 %        17.46 %        11.86 %        22.29 %
                                                        =======        =======        =======        =======        =======
      RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
      Net Assets, end of year (000's omitted)           $30,146        $29,367        $25,838        $23,188        $21,757
      Ratio of expenses with reimbursement to average
       net assets                                          1.25 %         1.25 %         1.26 %         1.21 %         1.26 %
      Ratio of expenses without reimbursement to
       average net assets                                  1.41 %         1.37 %         1.36 %         1.34 %         1.46 %
      Ratio of net investment income to average net
       assets                                              2.15 %         2.55 %         3.02 %         2.83 %         2.99 %
      Portfolio turnover rate                             18.01 %        16.01 %        27.52 %        23.78 %        16.39 %

                                                                    CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
                                                                   ----------------   ----------------   ----------------
                                                                     PERIOD FROM        PERIOD FROM        PERIOD FROM
                                                                   JANUARY 1, 1999    JANUARY 1, 1999    JANUARY 1, 1999
                                                                          TO                 TO                 TO
                                                                     DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                                   ----------------   ----------------   ----------------
                                                                         1999               1999               1999
                                                                   ----------------   ----------------   ----------------
      Net Asset Value, Beginning of Year                             $19.63             $19.63             $19.63
      Investment income--net                                           0.47               0.40               0.41
      Net realized and unrealized gain (loss) on investments           1.47               1.81               1.42
                                                                     ------             ------             ------
                                 Total from Investment Operations      1.94               2.21               1.83
      Less distributions from
        Investment income--net                                        (0.47)             (0.40)             (0.41)
        Capital gains                                                 (0.80)             (0.80)             (0.80)
                                                                     ------             ------             ------
                                              Total Distributions     (1.27)             (1.20)             (1.21)
                                                                     ------             ------             ------
      Net Asset Value, End of Year                                   $20.30             $20.64             $20.25
                                                                     ======             ======             ======
                                                   Total Return *     10.13 %            11.52 %             9.58 %
                                                                     ======             ======             ======
      RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
      Net Assets, end of year (000's omitted)                        $1,777             $1,119             $    8
      Ratio of expenses to average net assets                          1.51 %             2.01 %             2.26 %
      Ratio of net investment income to average net assets             1.87 %             1.36 %             1.13 %
      Portfolio turnover rate                                         18.01 %            18.01 %            18.01 %

*   Does not include the effect of sales charge.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS  December 31, 1999
--------------------------------------------------------------------------------
SM&R EQUITY FUNDS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

The SM&R Equity Funds (the "Funds") are diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended. The Funds are comprised of the SM&R Growth Fund, Inc., SM&R Equity Income Fund, Inc. and SM&R Balanced Fund, Inc. Operations commenced January 31, 1969 for the SM&R Growth Fund, May 1, 1970 for the SM&R Equity Income Fund and November 20, 1987 for the SM&R Balanced Fund for performance and tracking information.

The Funds have adopted a Multiple Class Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Each had a single class of shares, and are offering five new classes as of January 1, 1999. The existing shares are the Class T shares, and the newly offered classes are: the Class A shares subject to an initial sales charge of up to 5.00% and a distribution and shareholder servicing plan ("12b-1 Plan"); the Class B shares subject to a contingent deferred sales charge and a 12b-1 Plan; the Class C shares subject to an initial sales charge of 1.00%, a contingent deferred sales charge, and a 12b-1 Plan; the Class J shares (Network class) subject to a 12b-1 Plan, only; and the Class Y shares (Institutional class) subject to no charges. The Class J and Y shares have not commenced operations.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION:
Investments in securities listed on national exchanges are valued at the last sales price of the day, or if there were no sales, then at the last bid price. Debt obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities, and instrumentalities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service represent valuations at bid prices or on a basis determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available are valued as determined by the Board of Directors. Commercial paper is stated at amortized cost, which is equivalent to value.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME:
Investment transactions are accounted for on the trade date (date order to buy or sell is executed). Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Realized gains and losses from security transactions are reported on the basis of identified cost for financial reporting and federal income tax purposes.

FEDERAL INCOME TAXES:
For federal income tax purposes, each fund is treated as a separate entity. The Funds intend to comply with requirements of the Internal Revenue Code relating to regulated investment companies and intend to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is recorded in the accompanying financial statements.

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
SM&R EQUITY FUNDS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--CONTINUED
CAPITAL STOCK TRANSACTIONS AND DISTRIBUTIONS TO SHAREHOLDERS:
Fund shares are sold in a continuous public offering at net asset value plus a sales charge. The Funds repurchase shares at net asset value. Dividends and other distributions are recorded by the Funds on the ex-dividend date and may be reinvested at net asset value.

EXPENSES:
Distribution, qualification fees or other fees directly attributable to the funds' class of shares are charged to that funds class operations. All other operating expenses not directly attributable to a Funds' operations are prorated among the Funds based on the relative amount of each Funds' net assets or shareholders, and then allocated among the classes of that fund.

NOTE 2--OTHER TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICE FEES:
Securities Management and Research, Inc. ("SM&R") is the investment advisor and principal underwriter for the Funds. Investment advisory and service fees paid to SM&R are computed as a percentage of the average daily net assets as follows:

                                                               INVESTMENT    SERVICE
NET ASSETS                                                    ADVISORY FEE     FEE
Not exceeding $100,000,000                                       0.750%       0.250%
Exceeding $100,000,000 but not exceeding $200,000,000            0.625%       0.200%
Exceeding $200,000,000 but not exceeding $300,000,000            0.500%       0.150%
Exceeding $300,000,000                                           0.400%       0.100%

The investment advisory agreement for the Growth Fund provides for incentive fees that will increase or decrease the basic investment advisory fee, based on the performance of the fund in relation to a specified industry index for the funds with similar objectives over a rolling 36-month period. For the year ended December 31, 1999, the investment advisory fee was decreased by approximately $417,135.

SM&R has agreed to reimburse the Funds for regular operating expenses, other than taxes, interest, and expenses directly related to the purchase and sale of investment securities, in excess of 1.25% per annum of the average daily net assets. Regular operating expenses include the advisory fee and administrative service fee, but does not include the distribution and shareholder servicing fee.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES:
The Funds have adopted a 12b-1 Plan, with respect to the Funds' Class A shares, Class B shares and Class C shares (the "Class A Plan, the "Class B Plan" and the "Class C Plan", respectively and collectively, the "Plans"). The Plans permit each class a distribution fee to compensate SM&R, or enable SM&R to compensate other persons, including Distributors, for distribution costs such as service fees paid to dealers, printing and distribution of prospectuses to prospective investors, sales literature and other sales and distribution related activities. The Funds pay compensation for Class A shares at 0.25% per annum of the average daily net assets, for Class B shares at 0.50% per annum of the average daily net assets and for Class C shares at 0.75% per annum of the average daily net assets.

The Class B and Class C Plans also permit a shareholder servicing fee of 0.25% per annum of the average daily net assets to compensate SM&R, or enable SM&R to compensate Service Providers, for providing ongoing servicing to

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
SM&R EQUITY FUNDS

NOTE 2--OTHER TRANSACTIONS WITH AFFILIATES--CONTINUED shareholders of the Funds. For the year ended December 31, 1999, the Growth Fund, Equity Income Fund and Balanced Fund paid $5,072, $13,823 and $3,188, respectively as compensation under the Plans.

SALES CHARGES:
During the year ended December 31, 1999, SM&R, as principal underwriter, received as sales charges on sale of shares of capital stock of the Funds and made reallowances to dealers as follows:

                                                    SALES                SALES
                                                   CHARGES              CHARGES
                                               RECEIVED BY SM&R   REALLOWED TO DEALERS
Growth                                             $287,994              $5,106
Equity Income                                      $451,011              $6,203
Balanced                                           $ 72,599              $  382

SM&R is a wholly-owned subsidiary of American National Insurance Company ("American National"). As of December 31, 1999, SM&R and American National had the following ownership in the Funds:

                                   SM&R                     AMERICAN NATIONAL
                       ----------------------------   -----------------------------
                                  PERCENT OF SHARES               PERCENT OF SHARES
                        SHARES       OUTSTANDING       SHARES        OUTSTANDING
Growth                 282,179          0.81%         1,320,628         3.79%
Equity Income           19,129          0.24%                --            --
Balanced               128,985          8.06%           226,482        14.15%

NOTE 3--COST, PURCHASES AND SALES OF INVESTMENTS

Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investments in securities, other than commercial paper and short-term bonds and notes, were as follows:

                                           PURCHASES       SALES
Growth                                    $32,394,449   $59,754,114
Equity Income                             $18,691,604   $59,717,314
Balanced                                  $ 4,824,462   $ 8,033,701

Gross unrealized appreciation and depreciation as of December 31, 1999, were as follows:

                                         APPRECIATION   DEPRECIATION
Growth                                   $111,453,311   $10,348,935
Equity Income                            $ 51,528,644   $11,961,262
Balanced                                 $  9,343,394   $ 1,172,208

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
SM&R EQUITY FUNDS

NOTE 4--CAPITAL STOCK
SM&R GROWTH FUND

                                                                     YEAR ENDED                       YEAR ENDED
                                                                  DECEMBER 31, 1999                DECEMBER 31, 1998
                                                              -------------------------        -------------------------
                                                                SHARES        AMOUNT             SHARES        AMOUNT
                                                              ----------   ------------        ----------   ------------
  Sale of capital shares:
    Class T                                                    2,035,769   $ 12,211,276         3,216,790   $ 17,622,633
    Class A                                                      588,609      3,552,451                --             --
    Class B                                                      231,719      1,382,526                --             --
    Class C                                                       26,871        160,112                --             --
  Investment income dividends reinvested:
    Class T                                                      135,539        838,061           218,060      1,223,816
    Class A                                                          737          4,653                --             --
    Class B                                                           --             --                --             --
    Class C                                                           --             --                --             --
  Distributions from net realized gains reinvested:
    Class T                                                    1,351,172      8,566,392         2,698,983     13,324,090
    Class A                                                       21,368        134,830                --             --
    Class B                                                        9,225         57,657                --             --
    Class C                                                          762          4,941                --             --
  Redemptions of capital shares outstanding:
    Class T                                                   (5,230,280)   (31,395,182)       (4,442,745)   (24,133,352)
    Class A                                                      (49,491)      (303,471)               --             --
    Class B                                                       (8,708)       (52,017)               --             --
    Class C                                                       (8,285)       (49,963)               --             --
                                                              ----------   ------------        ----------   ------------
  Net increase (decrease) in capital shares outstanding         (894,993)  $ (4,887,734)        1,691,088   $  8,037,187
                                                                           ============                     ============
  Shares outstanding at beginning of year                     35,722,663                       34,031,575
                                                              ----------                       ----------
  Shares outstanding at end of year                           34,827,670                       35,722,663
                                                              ==========                       ==========
  Net assets as of December 31, 1999, are comprised of the following:
  Capital (par value and additional paid-in)                               $132,803,933
  Undistributed net investment income                                            35,562
  Accumulated net realized gain on investments                                1,716,432
  Net unrealized appreciation of investments                                101,104,376
                                                                           ------------
  Net Assets                                                               $235,660,303
                                                                           ============

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
SM&R EQUITY FUNDS

NOTE 4--CAPITAL STOCK--CONTINUED
SM&R EQUITY INCOME FUND

                                                                     YEAR ENDED                       YEAR ENDED
                                                                  DECEMBER 31, 1999                DECEMBER 31, 1998
                                                              -------------------------        -------------------------
                                                                SHARES        AMOUNT             SHARES        AMOUNT
                                                              ----------   ------------        ----------   ------------
  Sales of capital shares:
    Class T                                                      397,021   $ 11,261,285         1,059,139   $ 29,994,912
    Class A                                                      191,346      5,356,418                --             --
    Class B                                                      171,923      4,819,232                --             --
    Class C                                                       10,458        300,119                --             --
  Investment income dividends reinvested:
    Class T                                                      138,309      3,781,416           161,711      4,549,911
    Class A                                                        3,176         78,839                --             --
    Class B                                                        2,803         68,163                --             --
    Class C                                                          147          3,669                --             --
  Distributions from net realized gains reinvested:
    Class T                                                      486,492     11,987,183                --             --
    Class A                                                       11,388        275,259                --             --
    Class B                                                       12,064        286,638                --             --
    Class C                                                          737         17,868           404,882     10,559,672
  Redemptions of capital shares outstanding:
    Class T                                                   (1,406,392)   (39,481,866)       (1,172,234)   (32,920,958)
    Class A                                                      (12,196)      (346,072)               --             --
    Class B                                                       (8,688)      (234,990)               --             --
    Class C                                                         (277)        (7,665)               --             --
                                                              ----------   ------------        ----------   ------------
  Net increase (decrease) in capital shares outstanding           (1,689)  $ (1,834,504)          453,498   $ 12,183,537
                                                                           ============                     ============
  Shares outstanding at beginning of year                      7,813,950                        7,360,452
                                                              ----------                       ----------
  Shares outstanding at end of year                            7,812,261                        7,813,950
                                                              ==========                       ==========
  Net assets as of December 31, 1999, are comprised of the following:
  Capital (par value and additional paid-in)                               $156,308,955
  Undistributed net investment income                                            79,361
  Accumulated net realized gain on investments                                1,453,038
  Net unrealized appreciation of investments                                 39,567,382
                                                                           ------------
  Net Assets                                                               $197,408,736
                                                                           ============

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
SM&R EQUITY FUNDS

NOTE 4--CAPITAL STOCK--CONTINUED
SM&R BALANCED FUND

                                                                    YEAR ENDED                     YEAR ENDED
                                                                 DECEMBER 31, 1999              DECEMBER 31, 1998
                                                              -----------------------        -----------------------
                                                               SHARES       AMOUNT            SHARES       AMOUNT
                                                              ---------   -----------        ---------   -----------
  Sales of capital shares:
    Class T                                                      82,302   $ 1,632,418          204,284   $ 3,794,519
    Class A                                                      85,863     1,702,510               --            --
    Class B                                                      51,561     1,034,545               --            --
    Class C                                                         406         8,177               --            --
  Investment income dividends reinvested:
    Class T                                                      29,462       581,088           33,827       644,627
    Class A                                                       1,721        33,823               --            --
    Class B                                                         886        17,701               --            --
    Class C                                                           4            82               --            --
  Distributions from net realized gains reinvested:
    Class T                                                      55,122     1,104,641           50,226       901,681
    Class A                                                       3,303        65,034
    Class B                                                       1,954        39,133
    Class C                                                          10           200
  Redemptions of capital shares outstanding:
    Class T                                                    (204,696)   (4,083,763)        (202,186)   (3,822,000)
    Class A                                                      (3,376)      (66,164)              --            --
    Class B                                                        (208)       (4,227)              --            --
    Class C                                                          (1)          (15)              --            --
                                                              ---------   -----------        ---------   -----------
  Net increase in capital shares outstanding                    104,313   $ 2,065,183           86,151   $ 1,518,827
                                                                          ===========                    ===========
  Shares outstanding at beginning of year                     1,496,411                      1,410,260
                                                              ---------                      ---------
  Shares outstanding at end of year                           1,600,724                      1,496,411
                                                              =========                      =========
  Net assets as of December 31, 1999, are comprised of the
    following:
  Capital (par value and additional paid in capital)                      $24,595,266
  Accumulated net realized gain on investments                                283,147
  Net unrealized appreciation of investments                                8,171,186
                                                                          -----------
  Net Assets                                                              $33,049,599
                                                                          ===========

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
SM&R Equity Funds

We have audited the accompanying statements of assets and liabilities of SM&R Equity Funds (comprised of SM&R Growth Fund, Inc., SM&R Equity Income Fund, Inc. and SM&R Balanced Fund, Inc.), including the schedule of investments as of December 31, 1999, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the the two years in the period ended December 31, 1996 were audited by other auditors whose report dated February 7, 1997 issued an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards required that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SM&R Equity Funds as of December 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended, and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

                                                   Tait, Weller & Baker

Philadelphia, Pennsylvania
January 28, 2000

DISTRIBUTIONS
--------------------------------------------------------------------------------
Distributions per share for the year ended December 31, 1999.

                                         RECORD    INVESTMENT    LONG-TERM      SHORT-TERM
                                          DATE       INCOME     CAPITAL GAIN   CAPITAL GAIN
                                       ----------  ----------   ------------   ------------
SM&R Growth Fund, Inc. Class T          6/23/99     $0.01300
                                        12/14/99    $0.01280      $0.2666
SM&R Growth Fund, Inc. Class A          6/23/99       N/A
                                        12/14/99    $0.00920      $0.2666
SM&R Growth Fund, Inc. Class B          6/23/99       N/A
                                        12/14/99      N/A         $0.2666
SM&R Growth Fund, Inc. Class C          6/23/99       N/A
                                        12/14/99      N/A         $0.2666
SM&R Equity Income Fund, Inc.
Class T                                 3/17/99     $0.11200
                                        6/23/99     $0.01500
                                        9/22/99     $0.14500
                                        12/14/99    $0.12900      $1.7568
SM&R Equity Income Fund, Inc.
Class A                                 3/17/99     $0.02400
                                        6/23/99     $0.07000
                                        9/22/99     $0.08600
                                        12/14/99    $0.04000      $1.7568
SM&R Equity Income Fund, Inc.
Class B                                 3/17/99     $0.01200
                                        6/23/99     $0.04500
                                        9/22/99     $0.06100
                                        12/14/99    $0.03520      $1.7568
SM&R Equity Income Fund, Inc.
Class C                                 3/17/99     $0.00500
                                        6/23/99     $0.04100
                                        9/22/99     $0.04600
                                        12/14/99    $0.29000      $1.7568
SM&R Balanced Fund, Inc. Class T        3/17/99     $0.10600
                                        6/23/99     $0.11200
                                        9/22/99     $0.10600
                                        12/14/99    $0.09800      $0.5027          $0.3020
SM&R Balanced Fund, Inc. Class A        3/17/99     $0.02200
                                        6/23/99     $0.04500
                                        9/22/99     $0.07500
                                        12/14/99    $0.32300      $0.5027          $0.3020
SM&R Balanced Fund, Inc. Class B        3/17/99     $0.01100
                                        6/23/99     $0.03700
                                        9/22/99     $0.06100
                                        12/14/99    $0.29400      $0.5027          $0.3020
SM&R Balanced Fund, Inc. Class C        3/17/99     $0.04800
                                        6/23/99     $0.05500
                                        9/22/99     $0.04500
                                        12/14/99    $0.26200      $0.5027          $0.3020

                           PART C - OTHER INFORMATION


ITEM 23.  EXHIBITS.

(a)  1.a.  Registrant's Amended and Restated Articles of Incorporation are
           incorporated herein by Reference to Exhibit (a) to Post-Effective Amendment No. 33 to this Form N-1A Registration Statement.
(a)  1.b.  Registrant's Articles of Amendment dated December 7, 1998 are incorporated herein by Reference to Exhibit (a) to Post-Effective Amendment No. 33 to this Form N-1A Registration Statement.


     2. Registrant's Articles Supplementary are incorporated herein by Reference to Exhibit (a) to Post-Effective Amendment No. 33 to this Form N-1A Registration Statement.

(b) Registrant's By-Laws are incorporated herein by reference to Exhibit 2 to Post-Effective Amendment No. 27 to this Form N-1A Registration Statement.

(c) A specimen of Registrant's stock certificate is incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 27 to this Form N-1A Registration Statement.

(d) Registrant's Investment Advisory Agreement is incorporated herein by reference to Exhibit 5 to Post-Effective Amendment No. 27 to this Form N-1A Registration Statement.

(e) Registrant's Underwriting Agreement is incorporated herein by Reference to Exhibit (e) to Post-Effective Amendment No. 33 to this Form N-1A Registration Statement.

(f)  Not Applicable.


(g)  1.   Registrant's Custodian Agreement is incorporated herein by reference to Exhibit 8a to Post-Effective Amendment No. 27 to this Form N-1A Registration Statement.

     2. Registrant's Sub-Custodian Agreement is incorporated herein by reference to Exhibit 8b to Post-Effective Amendment No. 27 to this Form N-1A Registration Statement.

(h)  Not Applicable.

(i) Consent and Opinion of Registrant's counsel, Greer, Herz & Adams, L.L.P., is filed herewith.


(j) Consent of Tait, Weller and Baker, independent accountant of Registrant, is filed herewith.

(k)  Not Applicable.

(l)  Not Applicable.

(m) Registrant's Distribution and Shareholder Servicing Plan is incorporated herein by Reference to Exhibit (m) to Post-Effective Amendment No. 33 to this Form N-1A Registration Statement.

(n) Financial Data Schedule is incorporated by Reference as filed with Form N-SAR-B on 2/22/00.

(o) Registrant's Multiple Class Plan is incorporated herein by Reference to Exhibit (o) to Post-Effective Amendment No. 33 to this Form N-1A Registration Statement.

(p) List of persons controlled by or under common control with Registrant is filed herewith.

(q) Power of Attorney is incorporated herein by reference to Exhibit 17 to Post-Effective Amendment No. 27 to this Form N-1A Registration Statement.


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     All persons under common control with Registrant are shown on the list attached hereto as Exhibit (p).


ITEM 25.  INDEMNIFICATION.

     Registrant has agreed to indemnify its directors to the maximum extent permitted by applicable law against all costs and expenses (including, but not limited to, counsel fees, amounts of judgments paid, and amounts paid in settlement) reasonably incurred in connection with the defense of any actual or threatened claim, action, suit or proceeding, whether civil, criminal, administrative, or other, in which he or she may be involved by virtue of such person being or having been such director. Such indemnification is pursuant to
Section 3.15 of Registrant's By-Laws, a copy of which is attached as Exhibit 2 to Post-Effective Amendment No. 27 to Form N-1A.

     Registrant, together with SM&R Equity Income Fund, Inc. and SM&R Growth Fund (collectively referred to as the "SM&R Equity Funds"), has purchased a directors' and officers' liability policy. At a Joint Boards of Directors' Meeting of Registrant and the other funds in the SM&R Equity Funds held on May 19, 1999, the Boards of Directors authorized the renewal of an ICI Mutual Insurance Company Directors and Officers/Errors and Omissions Liability Insurance policy. The ICI Mutual Insurance Company is located at 1600 M Street, 5th Floor, Washington, D.C. 20036. The policy contains a $5,000 per individual insured per loss deductible, a $25,000 aggregate all individual insureds, each claim deductible, $100,000 company reimbursement, each claim deductible and $100,000 company coverage, each claim deductible. The aggregate limit of liability is $5,000,000. The annual premium for 1999 for all three funds in the SM&R Equity Funds is $70,098. Registrant's share of such fee, based upon the proportion of its total assets to those of the other SM&R Equity Funds, is $4,462.

     Additionally, Registrant is required to maintain a secured letter of credit. However, due to the restrictions on the making of loans, Registrant and Securities Management and Research, Inc. ("SM&R") have entered into an undertaking whereby SM&R has secured a letter of credit from U.S. National Bank of Galveston, Texas for the benefit of Registrant. Pursuant to this arrangement, Registrant will reimburse SM&R for its proportionate share of any expenses incurred by SM&R in the procurement of the letter of credit and for any annual renewal premiums paid on behalf of Registrant by SM&R.


ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     SM&R serves as investment adviser to Registrant and the other funds in the SM&R Equity Funds, American National Investment Accounts, Inc. ("Investment Accounts"), and SM&R Investments, Inc. See "The Funds and Management" in Part A and "INVESTMENT ADVISORY AGREEMENT" and "MANAGEMENT OF THE COMPANY" in Part B. The address of SM&R is 2450 South Shore Boulevard, Suite 400, League City, Texas 77573.

DIRECTORS AND OFFICERS OF SM&R


R. EUGENE LUCAS
DIRECTOR AND MEMBER OF EXECUTIVE COMMITTEE OF SM&R

     Director of American National, One Moody Plaza, Galveston, Texas; President and Director of Gal-Tex Hotel Corporation, 504 Moody National Bank Tower, Galveston, Texas, Gal-Tenn Hotel Corporation, 504 Moody National Bank Tower, Galveston, Texas; Director of ANREM Corporation, One Moody Plaza, Galveston, Texas.

MICHAEL W. MCCROSKEY
DIRECTOR, PRESIDENT, CHIEF EXECUTIVE OFFICER
AND MEMBER OF THE EXECUTIVE COMMITTEE OF SM&R

     President and Director of Registrant; President and Director of each of the other SM&R Equity Funds; President and Director of Investment Accounts; President and Director of SM&R Investments, Inc.; Director, Comprehensive Investment Services, all located at 2450 South Shore Boulevard, Suite 400, League City, Texas; Executive Vice President, American National; Director and President, ANREM Corporation; Director and President, ANTAC Corporation; Assistant Secretary of American National Life Insurance Company of Texas; all located at One Moody Plaza, Galveston, Texas; Vice President, American National

Property and Casualty; Vice President, American National General Insurance Company; Vice President, Pacific Property and Casualty, Inc., all located at 1949 East Sunshine Street, Springfield, Missouri. Vice President of Standard Life and Accident Insurance Company, 201 Robert S. Kerr Avenue, Oklahoma City, Oklahoma; Vice President of Garden State Life Insurance Company, 2450 South Shore Blvd., League City, Texas.

G. RICHARD FERDINANDTSEN
DIRECTOR AND MEMBER OF EXECUTIVE COMMITTEE OF SM&R

     Director, Senior Executive Vice President and Chief Operating Officer, American National; Director, Chairman of the Board, President and Chief Executive Officer, American National Life Insurance Company of Texas all located at One Moody Plaza, Galveston, Texas; Director, Comprehensive Investment Services, all located at 2450 South Shore Boulevard, Suite 400, League City, Texas; Director, Vice Chairman of the Board, American National General Insurance Company; Director, Vice Chairman of the Board, American National Property and Casualty; Director and Vice Chairman of the Board, Pacific Property & Casualty Company; Underwriter, American National Lloyds Insurance Company, all located at 1949 East Sunshine Street, Springfield, Missouri. Director and Chairman of the Board, Standard Life and Accident Insurance Company, 201 Robert S. Kerr Avenue, Oklahoma City, Oklahoma; Director, Garden State Life Insurance Company, 2450 South Shore Boulevard, League City, Texas.

RONALD J. WELCH
DIRECTOR OF SM&R

     Executive Vice President and Chief Actuary of American National; Senior Vice President of American National Life Insurance Company of Texas, all located at One Moody Plaza, Galveston, Texas; Director and Chairman of the Board of Garden State Life Insurance Company, 2450 South Shore Boulevard, League City, Texas; Director of Standard Life and Accident Insurance Company, 201 Robert S. Kerr Avenue, Oklahoma City, Oklahoma; Director of American National Property and Casualty Company; Director of American National General Insurance Company; Director of American National Insurance Service Company; Director of Pacific Property and Casualty Company, all located at 1949 East Sunshine Street, Springfield, Missouri.

GORDON DIXON
DIRECTOR, SENIOR VICE PRESIDENT, CHIEF INVESTMENT OFFICER AND
MEMBER OF INVESTMENT AND EXECUTIVE COMMITTEES OF SM&R

     Co-Portfolio Manager of Registrant; Vice President and Co-Portfolio Manager of SM&R Growth Fund, Inc.; Vice President of Investment Accounts; Co-Portfolio Manager of SM&R Equity Income Fund, Inc. and the Portfolio Manager of the Government Bond and High Yield Bond Portfolios of the Investment Accounts; American National ("A.N.") Growth, and A.N. Equity Income, A.N. Balanced and International Stock Portfolios of Investment Accounts; Director and President, Comprehensive Investment Services, all located at 2450 South Shore Boulevard, Suite 400, League City, Texas; Vice President of Stocks for American National, located at One Moody Plaza, Galveston, Texas; Vice President of Investments for Garden State Life Insurance Company, 2450 South Shore Boulevard, League City, Texas;

Former Director of Equity Strategy Research and Trading for C&S/Sovran Bank (now NationsBank) Atlanta, Georgia.

K. DAVID WHEELER
SENIOR VICE PRESIDENT, INSTITUTIONAL SALES AND PRIVATE CLIENT
SERVICES OF SM&R

     2450 South Shore Boulevard, Suite 400, League City, Texas; Senior Institutional Consultant, Bank South, Atlanta, Georgia.

DAVID A. BEHRENS
     Director of SM&R, 2450 South Shore Boulevard, League City, Texas; Executive Vice President, Independent Marketing, American National Insurance Company, One Moody Plaza, Galveston, Texas; Allstate Financial Distributors, Inc., Lincoln, NE.

EMERSON V. UNGER, C.L.U.
VICE PRESIDENT OF SM&R

     Vice President of the SM&R Equity Funds, Investment Accounts, and SM&R Investments, Inc., all located at 2450 South Shore Boulevard, Suite 400, League City, Texas;

BRENDA T. KOELEMAY
VICE PRESIDENT AND TREASURER OF SM&R

     Vice President and Treasurer of the SM&R Equity Funds, Investment Accounts, and SM&R Investments, Inc.; Treasurer, Comprehensive Investment Services, all located at 2450 South Shore Boulevard, Suite 400, League City, Texas.

TERESA E. AXELSON
VICE PRESIDENT AND SECRETARY OF SM&R

     Vice President and Secretary of the SM&R Equity Funds, Investment Accounts, and SM&R Investments, Inc., all located at 2450 South Shore Boulevard, Suite 400, League City, Texas;

ITEM 27.  PRINCIPAL UNDERWRITERS.

     (a) SM&R serves as the principal underwriter and investment adviser for Registrant, the other SM&R Equity Funds, Investment Accounts, and SM&R Investments, Inc. See "The Funds and Management" in Part A.

     (b)
                              POSITIONS AND                 POSITIONS AND
NAME AND PRINCIPAL            OFFICES WITH                  OFFICES WITH
BUSINESS ADDRESS              UNDERWRITER                   REGISTRANT

R. Eugene Lucas               Director                      None
Moody National Bank Tower
Galveston, Texas

Michael W. McCroskey          Director and President        President and
2450 South Shore Boulevard    Chief Executive Officer       Director
Suite 400
League City, Texas

G. Richard Ferdinandtsen      Director                      None
One Moody Plaza
Galveston, Texas

Ronald J. Welch               Director                      None
One Moody Plaza
Galveston, Texas

Gordon D. Dixon               Director, Senior Vice         Portfolio Manager
2450 South Shore Boulevard    President, Chief
Suite 400                     Investment Officer
League City, Texas

David A. Behrens              Director                      None
One Moody Plaza
Galveston, Texas

K. David Wheeler              Senior Vice President         None
2450 South Shore Boulevard    Institutional Sales
Suite 400                     and Private Client
League City, Texas            Services


                                       C-6

Emerson V. Unger, C.L.U.      Vice President                Vice President
2450 South Shore Boulevard
Suite 400
League City, Texas

Brenda T. Koelemay            Vice President and            Vice President and
2450 South Shore Boulevard    Treasurer                     Treasurer
Suite 400
League City, Texas

Teresa E. Axelson             Vice President and            Vice President and
2450 South Shore Boulevard    Secretary                     Secretary
Suite 400
League City, Texas

     (c)  Not Applicable.


ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained at the office of SM&R at 2450 South Shore Boulevard, Suite 400, League City, Texas 77573.


ITEM 29.  MANAGEMENT SERVICES.

     There are no management-related service contracts to which Registrant is a party not discussed under Part A or Part B of this Post-Effective Amendment No. 36 to Registration Statement.


ITEM 30.  UNDERTAKINGS.

     TEXAS OPTIONAL RETIREMENT PROGRAM. Registrant and the other SM&R Equity Funds offer shares as investments for custodial accounts that meet the requirements of Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), in connection with the Texas Optional Retirement Program (the "Program"). Under the Program, a custodial account for each participating employee ("Participant") is established in the name of State Street

Bank and Trust Company. The Program, as interpreted by the Texas Attorney General, imposes certain restrictions on early withdrawals from custodial accounts. Section 22(e) prohibits a registered investment company from suspending a shareholder's right of redemption or postponing payment on redemption of any redeemable security for more than seven days after tender of the security.

     The Staff of the Securities and Exchange Commission took a no-action position under section 22(e) of the 1940 Act permitting the SM&R Equity Funds to offer shares in connection with the Program as contemplated above (See American National Fund Group, pub. avail. Apr 27, 1987 (the "No-Action Letter")). The Staff took its position based on Registrant's representation that Registrant and SM&R would comply with conditions set forth in the No-Action Letter. In this regard, Registrant and SM&R has complied with the following provisions of the No-Action Letter:

     (a) Appropriate disclosure regarding the restrictions on redemption imposed by the Program is included in this Registration Statement on Form N-1A and the applicable Prospectuses included in this Registration Statement.

     (b) Appropriate disclosure regarding the restrictions on redemption imposed by the Program is included in any sales literature used in connection with the offer of Registrant's shares to Participants in connection with the Program.

     (c) Registrant and SM&R instruct salespeople who solicit Participants to purchase Registrant's shares specifically to bring the restrictions on redemption imposed by the Program to the attention of the potential Participants.

     (d) Registrant and SM&R obtain from each Participant who purchases Registrant's shares in connection with the Program, prior to or at the time of purchase, a signed statement acknowledging the restrictions on redemption imposed by the Program.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant, SM&R BALANCED FUND, INC., certifies that it meets all of the requirements for effectiveness of this POST-EFFECTIVE AMENDMENT NO. 36 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused it to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of League City and State of Texas, on the 27th day of April, 2000.


SM&R BALANCED FUND, INC.


By: /s/ Michael W. McCroskey
    -------------------------------------------
      Michael W. McCroskey, President


Pursuant to the requirements of the Securities Act of 1933, this POST-EFFECTIVE AMENDMENT NO. 36 has been signed below by the following persons in the capacities and on the dates indicated:


PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER:   PRINCIPAL ACCOUNTING OFFICER:
/s/ Michael W. McCroskey                     /s/ Brenda T. Koelemay
----------------------------------           ---------------------------------------
Michael W. McCroskey, President              Brenda T. Koelemay, Treasurer
Date:  April 27, 2000                       Date:  April 27, 2000

                                    DIRECTORS
/s/ Ralph S. Clifford                        /s/ Paul D. Cummings
---------------------------------------      ---------------------------------------
* Ralph S. Clifford by                       * Paul D. Cummings by
Michael W. McCroskey, Power of Attorney      Michael W. McCroskey, Power of Attorney
Date:  April 27, 2000                       Date:  April 27, 2000


/s/ Jack T. Currie                           /s/ Ira W. Painton
---------------------------------------      ---------------------------------------
* Jack T. Currie by                          * Ira W. Painton by
Michael W. McCroskey, Power of Attorney      Michael W. McCroskey, Power of Attorney
Date:  April 27, 2000                       Date:  April 27, 2000


/s/ Donald P. Stevens                        /s/ Steven H. Stubbs
---------------------------------------      ---------------------------------------
* Donald P Stevens by                        * Steven H. Stubbs by
Michael W. McCroskey, Power of Attorney      Michael W. McCroskey, Power of Attorney
Date:  April 27, 2000                       Date:  April 27, 2000


/s/ Michael W. McCroskey
---------------------------------------
Michael W. McCroskey
Date:  April 27, 2000


* PURSUANT TO A POWER OF ATTORNEY EXECUTED BY THE BOARD OF DIRECTORS DATED DECEMBER 16, 1994. ATTACHED AS EXHIBIT 99.B17 TO POST-EFFECTIVE AMENDMENT NO. 10.

                                 EXHIBIT INDEX

Item 23.

     Exhibit 99.B(i)  Consent and Opinion of Registrant's
                      Counsel, Greer, Herz and Adams, L.L.P.

             99.B(j)  Consent of Tait, Weller and Baker,
                      Independent Accountant of Registrant.

             99.B(p)  List of persons controlled by or under
                      Common Control with Registrant.